FTI LARGE CAPITALIZATION GROWTH FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Shareholders' Meeting scheduled for March 22, 2002 at 11:00 a.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                          TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.




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                      FTI LARGE CAPITALIZATION GROWTH FUND
                             (A SERIES OF FTI FUNDS)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906

Dear Shareholders:

      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting ("Meeting") of FTI Large Capitalization Growth Fund ("FTI Fund," or the "Fund"), which is a series of FTI Funds ("FTI Trust"). The Meeting is scheduled for March 22, 2002 at 11:00 a.m. Eastern time at 600 Fifth Avenue, New York, NY 10020. The accompanying materials describe an important proposal that may affect the future of FTI Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

      This Meeting is very important. The Trustees of your Fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of FTI Fund being exchanged for those of a fund called Franklin Large Cap Growth Fund ("Franklin Fund"), a series of the Franklin Strategic Series ("Franklin Trust"). If the shareholders of your Fund approve the proposal, you will receive shares of Franklin Fund equal in value to your investment in FTI Fund. You will no longer be a shareholder of FTI Fund, and you will instead be a shareholder of Franklin Fund. FTI Fund will no longer exist after the reorganization is completed. You will be able to buy shares of Franklin Fund without a sales charge.

      The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

      The Trustees recommend this transaction because of: a) the compatibility of the investment policies of FTI Fund and Franklin Fund; b) Franklin Fund's lower fees and expenses; and c) Franklin Fund's historically better performance. Also, Franklin Fund has a significantly larger asset base than FTI Fund. The greater asset size of Franklin Fund is expected to benefit the shareholders of FTI Fund through economies of scale which may continue to result in lower annual expense ratios and a more stable base for asset management. FTI Fund shareholders may also benefit from the ability to exchange their shares of Franklin Fund for other Franklin Templeton Funds. Franklin Advisers, Inc. ("Advisers") manages Franklin Fund. Fiduciary International, Inc. ("Fiduciary International") manages FTI Fund. Franklin Fund has investment goals and investment policies that are similar to those of FTI Fund.

   Please take the time to review this document and vote now. THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

    [ ] To ensure that your vote is counted, indicate your position on the enclosed proxy card.

    [ ]  Sign and return your card promptly.

    [ ]  You may also vote by telephone or over the Internet.

    [ ] If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                               Sincerely,



                                               Gregory E. Johnson
                                               President


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                      FTI LARGE CAPITALIZATION GROWTH FUND
                             (A SERIES OF FTI FUNDS)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON MARCH 22, 2002

To the Shareholders of FTI Large Capitalization Growth Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting ("Meeting") of FTI Large Capitalization Growth Fund ("FTI Fund"), a series of FTI Funds ("FTI Trust"), will be held at 600 Fifth Avenue New York, New York 10020 on March 22, 2002 at 11:00 a.m. Eastern time. The Meeting is being called for the following purposes:

      1. To approve or disapprove an Agreement and Plan of Reorganization ("Plan") between FTI Trust on behalf of FTI Fund and Franklin Strategic Series ("Franklin Trust") on behalf of Franklin Large Cap Growth Fund ("Franklin Fund") that provides for (i) the acquisition of substantially all of the assets of FTI Fund by Franklin Fund in exchange for shares of Franklin Fund, (ii) the distribution of such shares to the shareholders of FTI Fund, and (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive Advisor Class shares of Franklin Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder shares in FTI Fund.

      2. To transact any other business, not currently contemplated, that may properly come before the meeting.

      The Plan in the attached Prospectus/Proxy Statement describes the transaction more completely. A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

      Shareholders of record as of the close of business on February 15, 2002 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                             By Order of the Board of Trustees,


                                                               Murray L. Simpson
                                                                       Secretary
San Mateo, California
February 25, 2002

-------------------------------------------------------------------------------
YOU ARE INVITED TO ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED, AND THE COSTS OF FURTHER SOLICITATIONS AVOIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FTI TRUST AT ANY TIME THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.
-------------------------------------------------------------------------------

                         PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                                TABLE OF CONTENTS
                                                                        PAGE

COVER PAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . .     Cover

SUMMARY                                                                    2

      What proposal am I voting on?  . . . . . . . . . . . . . . .         2

      How will the shareholder voting be handled?  . . . . . . . .         3

COMPARISONS OF SOME IMPORTANT FEATURES . . . . . . . . . . . . . .         3
      How do the investment goals and policies of the Funds
      compare?   . . . . . . . . . . . . . . . . . . . . . . . . .         3

      What are the risks of an investment in the Funds?  . . . . .         4

      Who manages the Funds?   . . . . . . . . . . . . . . . . . .         4

      What are the fees and expenses of each of the Funds and what
      might they be after the Transaction? . . . . . . . . . . . .         6

      How do the performance records of the Funds compare? . . . .         7

      Where can I find more financial information about
      the Funds?   . . . . . . . . . . . . . . . . . . . . . . . .         7

      What are other key features of the Funds?  . . . . . . . . .         8

REASONS FOR THE TRANSACTION  . . . . . . . . . . . . . . . . . . .        10

INFORMATION ABOUT THE TRANSACTION  . . . . . . . . . . . . . . . .        11

      How will the Transaction be carried out? . . . . . . . . . .        11

      Who will pay the expenses of the Transaction?  . . . . . . .        12

      What are the tax consequences of the Transaction?  . . . . .        13

      What should I know about the shares of Franklin Fund?  . . .        13

      What are the capitalizations of the Funds and what might the
      capitalization be after the Transaction? . . . . . . . . . .        13

COMPARISON OF INVESTMENT GOALS AND POLICIES  . . . . . . . . . . .        14

      Are there any significant differences between the
      investment goals and strategies of the Funds?  . . . . . . .        14

      How do the fundamental investment restrictions of
      the Funds differ?  . . . . . . . . . . . . . . . . . . . . .        15

      What are the risk factors associated with investments
      in the Funds?  . . . . . . . . . . . . . . . . . . . . . . .        16

      TABLE OF CONTENTS (CONTINUED)
                                                                         PAGE

VOTING INFORMATION   . . . . . . . . . . . . . . . . . . . . . . .        18

      How many votes are necessary to approve the Plan?  . . . . .        18

      How do I ensure my vote is accurately recorded?  . . . . . .        18

      Can I revoke my proxy?   . . . . . . . . . . . . . . . . . .        19

      What other matters will be voted upon at the Meeting?  . . .        19

      Who is entitled to vote?   . . . . . . . . . . . . . . . . .        19

      What other solicitations will be made? . . . . . . . . . . .        19

      Are there dissenters' rights?  . . . . . . . . . . . . . . .        19

INFORMATION ABOUT FRANKLIN FUND  . . . . . . . . . . . . . . . . .        19

INFORMATION ABOUT FTI FUND   . . . . . . . . . . . . . . . . . . .        20

PRINCIPAL HOLDERS OF SHARES  . . . . . . . . . . . . . . . . . . .        20

GLOSSARY - USEFUL TERMS AND DEFINITIONS  . . . . . . . . . . . . .        21

EXHIBITS TO PROSPECTUS AND PROXY STATEMENT   . . . . . . . . . . .        22


EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FTI FUNDS
            ON BEHALF OF FTI LARGE CAPITALIZATION GROWTH FUND AND
            FRANKLIN STRATEGIC SERIES ON BEHALF OF FRANKLIN LARGE
            CAP GROWTH FUND
                                                                          A-1

EXHIBIT B - PROSPECTUS OF FRANKLIN LARGE CAP GROWTH FUND -
            ADVISOR CLASS DATED SEPTEMBER 1, 2001 (ENCLOSED)

EXHIBIT C - ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN LARGE
            CAP GROWTH FUND DATED APRIL 30, 2001 (ENCLOSED)


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                         PROSPECTUS AND PROXY STATEMENT
                             DATED FEBRUARY 25, 2002
                          ACQUISITION OF THE ASSETS OF
                      FTI LARGE CAPITALIZATION GROWTH FUND
                             (A SERIES OF FTI FUNDS)

                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                                 (650) 312-2000

                        BY AND IN EXCHANGE FOR SHARES OF
                         FRANKLIN LARGE CAP GROWTH FUND
                    (A SERIES OF FRANKLIN STRATEGIC SERIES)

                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                                 (650) 312-2000

      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of FTI Large Capitalization Growth Fund ("FTI Fund," or the "Fund"), which is a series of the FTI Funds ("FTI Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of FTI Fund vote to approve the Plan, substantially all of the assets of FTI Fund will be acquired by, and in exchange for, shares of Franklin Large Cap Growth Fund ("Franklin Fund"), a series of Franklin Strategic Series ("Franklin Trust").

      The Meeting will be held at 600 Fifth Avenue New York, New York 10020 on March 22, 2002 at 11:00 a.m. Eastern time. The Board of Trustees of FTI Trust on behalf of FTI Fund is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about February 28, 2002.

      If FTI Fund shareholders vote to approve the Plan, you will receive shares of Franklin Fund equal in value to your investment in FTI Fund. FTI Fund will then be liquidated and dissolved.

      Both FTI Fund and Franklin Fund invest primarily in securities of large capitalization growth companies. Also, the investment goals of FTI Fund and Franklin Fund are substantially the same. Franklin Fund's investment goal is long-term capital appreciation. FTI Fund's investment goal is long-term growth of principal. Fiduciary International, Inc. ("Fiduciary International") serves as investment adviser to FTI Fund. Franklin Advisers, Inc. ("Advisers") serves as investment adviser to Franklin Fund.

   This Prospectus/Proxy Statement gives the information about the proposed reorganization and Franklin Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Franklin Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

[ ] The Prospectus of Franklin Fund - Advisor Class dated September 1, 2001 (the "Franklin Fund Advisor Class Prospectus"), is attached to and considered a part of this Prospectus/Proxy Statement.

[ ] The Annual Report to Shareholders of Franklin Fund dated April 30, 2001, which contains financial and performance information for Franklin Fund, is attached to and considered a part of this Prospectus/Proxy Statement.

[ ] A Statement of Additional Information dated February 25, 2002 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

      You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Franklin Fund or FTI Trust at P.O. Box 997151, Sacramento, CA 95899-9983.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                     SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A), the Franklin Fund Advisor Class Prospectus (enclosed as Exhibit B) and the Annual Report to Shareholders of Franklin Fund (enclosed as Exhibit C).

WHAT PROPOSAL AM I VOTING ON?

      At a meeting held on January 16, 2002, the Board of Trustees of FTI Trust on behalf of FTI Fund considered a proposal to merge FTI Fund into Franklin Fund, approved the Plan and voted to recommend that shareholders of FTI Fund vote to approve the Plan. If shareholders of FTI Fund vote to approve the Plan, it will result in the transfer of substantially all of FTI Fund's assets to Franklin Fund, in exchange for shares of Franklin Fund of equal value. The shares of Franklin Fund will then be distributed to FTI Fund shareholders and FTI Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of FTI Fund and will become a shareholder of Franklin Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      Your shares of FTI Fund will be exchanged for shares of Franklin Fund of equal value.

      Advisers manages Franklin Fund. The investment goals of FTI Fund and Franklin Fund are substantially the same. However, Franklin Fund has policies that are similar, but not identical, to those of FTI Fund. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of FTI Trust, on behalf of FTI Fund, has determined that the Transaction is in the best interests of the shareholders of FTI Fund. The Board of Trustees of both FTI Trust and Franklin Trust also concluded that no dilution in value would result to the shareholders of FTI Fund or Franklin Fund as a result of the Transaction.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                            VOTE TO APPROVE THE PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

    Shareholders who own shares at the close of business on February 15, 2002 will be entitled to vote at the Meeting, and will be entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares. Approval of the Transaction requires the affirmative vote of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Affirmative Majority Vote").

    Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, the persons appointed as proxies will officially cast your votes at the Meeting.

    You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

                    COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

      Both FTI Fund and Franklin Fund invest primarily in securities of large capitalization growth companies. Also, FTI Fund and Franklin Fund's investment goals are substantially the same. The investment goal of Franklin Fund is long-term capital appreciation. FTI Fund's investment goal is long-term growth of principal. Although both FTI Fund and Franklin Fund (the "Funds") focus on equity investments in large capitalization companies, there are differences in the strategies pursued by each Fund.

      The main difference between the strategies of FTI Fund and Franklin Fund is that FTI Fund can invest up to 10% of its assets in foreign securities and 20% in ADRs, while Franklin Fund may invest up to 25% of its assets in foreign securities.

      For more information about the investment goals and policies of FTI Fund and Franklin Fund, please see the section "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      Investments in Franklin Fund and FTI Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goals. Both Funds are subject to the risks posed by investing in the equity securities of large capitalization growth companies.

      The risks associated with an investment in each Fund are similar and include stocks, growth style investing, sectors, and foreign securities. Franklin Fund may invest up to 25% of its assets in foreign securities. FTI Fund may invest up to 10% of its net assets in equity securities of foreign growth companies that meet the criteria applicable to U.S. securities and up to 20% of its net assets in American Depositary Receipts (ADRs).

      For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of FTI Trust (in the case of FTI Fund) and the Board of Trustees of Franklin Trust (in the case of Franklin Fund). Each Fund is an open-end, registered management investment company, commonly referred to as a "mutual fund." Franklin Trust was organized as a Delaware business trust on January 25, 1991 and is registered with the SEC. FTI Trust was organized as a Massachusetts business trust on October 18, 1995 and also is registered with the SEC.

    Fiduciary International is the investment manager of FTI Fund. Advisers manages the assets for Franklin Fund. Fiduciary International is an indirect, wholly owned subsidiary of Franklin Resources, Inc. ("Resources") and Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Fiduciary International, Advisers and their respective affiliates serve as investment manager or administrator to 53 registered investment companies, with approximately 162 U.S.-based funds or series. They have over $264 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

The team responsible for Franklin Fund's day-to day management is:

THERESA F. SPATH CFA, PORTFOLIO MANAGER OF ADVISERS Ms. Spath has been a manager of Franklin Fund since its inception. She joined Franklin Templeton Investments in 1994.

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS Mr. Jamieson has been a manager of Franklin Fund since its inception. He joined Franklin Templeton Investments in 1987.

MATT MOBERG CPA, PORTFOLIO MANAGER OF ADVISERS Mr. Moberg has been a manager of Franklin Fund since 2000. He joined Franklin Templeton Investments in 1998.

The team responsible for FTI Fund's day-to day management is:

ALISON SCHATZ, SENIOR VICE PRESIDENT OF FIDUCIARY TRUST COMPANY
International Ms. Schatz has been a manager of FTI Fund since 1999. She joined Fiduciary Trust Company International in 1985.

COLEEN BARBEAU, EXECUTIVE VICE PRESIDENT OF FIDUCIARY TRUST COMPANY INTERNATIONAL Ms. Barbeau has been a manager of FTI Fund since its inception. She joined Fiduciary Trust Company International in 1983.

    Franklin Fund has a management agreement with Advisers under which Advisers receives a management fee based on the schedule below:

ANNUAL RATE     NET ASSETS
------------------------------------------------------
0.500%          First $500 million
0.400%          Over $500 million-1.0 billion
0.350%          Over $1.0-1.5 billion
0.300%          Over $1.5-6.5 billion
0.275%          Over $6.5-11.5 billion
0.250%          Over $11.5-16.5 billion
0.240%          Over $16.5-19.0 billion
0.230%          Over $19-21.5 billion
0.220%          Over $21.5 billion

    FTI Fund has a management agreement with Fiduciary International under which Fiduciary International receives a management fee based on the schedule below:

ANNUAL RATE     AVERAGE DAILY NET ASSETS
------------------------------------------------------
0.750%          All assets

    Franklin Fund also pays a separate administration fee to FT Services equal to:

ANNUAL RATE     AVERAGE DAILY NET ASSETS
------------------------------------------------------
0.200%          All assets

                Each class of Franklin Fund pays its proportionate share of the management and administration fee.

    FTI Trust pays a separate administration fee to FT Services equal to:

ANNUAL RATE     AVERAGE DAILY NET ASSETS
------------------------------------------------------
0.200%          All assets


WHAT ARE THE FEES AND EXPENSES OF EACH OF THE FUNDS AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

      The table below describes the fees and expenses of the Funds for the 12-month period ended October 31, 2001.

                                  FEE TABLE FOR
                           FTI FUND AND FRANKLIN FUND

                                                  ACTUAL+          PROJECTED++
                                          -------------------------------------
                                                                    FRANKLIN
                                                        FRANKLIN      FUND-
                                                          FUND-   ADVISOR CLASS
                                              FTI       ADVISOR      AFTER
                                              FUND       CLASS    TRANSACTION
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge
 (as a percentage of Offering Price)             None       None      None

   Paid at time of purchase                      None       None      None

   Paid at time of redemption                    None       None      None

 Exchange Fee (per transaction)                  None       None      None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)

 Management Fees                                0.75%      0.50%/3    0.50%

 Distribution and service (12b-1) Fees          None/1      None      None

 Other Expenses                                 0.80%/2    0.51%      0.50%
                                               -------------------------------
 Total Annual Fund Operating Expenses          1.55%2     1.01%3         1.00%
                                              --------------------------------
 Management Fee Reduction                       0.00%    -0.03%3        -0.02%
                                              --------------------------------
 Net Annual Fund Operating Expenses            1.55%2     0.98%3         0.98%
                                              --------------------------------

+ Information for FTI Fund and Franklin Fund is provided for the 12 month period ended October 31, 2001.
++ Projected expenses based on current and anticipated Franklin Fund expenses. * If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1. FTI Fund did not pay or accrue the distribution and service (12b-1) fee during the fiscal year ended November 30, 2001. FTI Fund has no present intention of paying or accruing the distribution and service (12b-1) fee during the fiscal year ending November 30, 2002.
2. For the period ended October 31, 2001, FTI Fund's manager agreed to assume as its own certain operating expenses otherwise payable by the Fund. With this reduction, other expenses of the Fund equaled 0.33% and total operating expenses of the Fund equaled 1.08%.
3. For the period ended October 31, 2001, Franklin Fund's administrator agreed to limit its fees and to assume as its own certain operating expenses otherwise payable by the Fund. The Fund's manager agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.47%, other expenses of the Fund were 0.48% and total fund operating expenses were 0.95%.

EXAMPLE

   This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

[ ]  You invest $10,000 for the periods shown;

[ ]  Your investment has a 5% return each year;

[ ]  The Fund's operating expenses remain the same; and

[ ]  You sell your shares at the end of the periods shown.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                ------------------------------------------
FTI Fund                         $158        $490       $845       $1,845
Franklin Fund - Advisor Class
                                 $100        $312       $542       $1,201
Projected Franklin Fund -
Advisor Class (after             $100        $312       $542       $1,201
transaction)

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

The performance of the Funds as of December 31, 2001, is shown below:

      AVERAGE ANNUAL TOTAL RETURNS

                          INCEPTION                          SINCE
                            DATE       1 YEAR    2 YEARS   INCEPTION/1
   --------------------------------------------------------------------

     FTI Fund              1/11/98     -31.55%   -23.13%     -8.74%

     Franklin
     Fund-Advisor Class     6/7/99      -26.76%   -15.72%     -0.30%
     ------------------------------------------------------------------

1. The average annual total returns listed are based on the inception dates for FTI Fund and Franklin Fund, respectively. These dates are different, as noted in the table.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      The Franklin Fund Advisor Class Prospectus (enclosed as Exhibit B) as well as the current Annual Report to Shareholders (enclosed as Exhibit C) contain additional financial information about Franklin Fund. The Annual Report to Shareholders of Franklin Fund also has discussions of Franklin Fund's performance during the fiscal year ended April 30, 2001. Also, the current Semi-Annual Report to Shareholders of Franklin Fund contains more financial information about Franklin Fund as well as discussion of Franklin Fund's performance during the six month period ended October 31, 2001.

      The FTI Fund Prospectus, as well as the Annual Report to Shareholders for FTI Fund, contain more financial information about FTI Fund. These documents are available free of charge upon request (see the section "Information About FTI Fund").

    The financial highlights for Franklin Fund have been audited by PricewaterhouseCoopers LLP for the two years ended April 30, 2001.

                              FINANCIAL HIGHLIGHTS
                         FRANKLIN LARGE CAP GROWTH FUND

                                   SIX MONTHS
                                      ENDED
                                     OCTOBER
                                   31, 2001  YEAR ENDED APRIL 30,
                                             ---------------------
ADVISOR CLASS                     (UNAUDITED)  2001      2000/e
------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of        $11.58   $14.88    $10.00
period

Income from investment
operations:
  Net investment income (loss)/a        .05      -/d      (.01)
  Net realized and unrealized
  gains (losses)                      (2.80)   (3.26)     4.91

Total from investment operations      (2.75)   (3.26)     4.90

Less distributions from:
  Net investment income                    -    (.02)     (.02)
  Net realized gains                       -    (.02)       -

Total distributions                        -    (.04)     (.02)

Net asset value, end of period         $8.83  $11.58    $14.88

Total return/b                        (23.75)% (21.95)%  49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)     $9,425   $17,771   $19,902

Ratios to average net assets:
  Expenses                             1.00%/c   .90%       .90%/c
  Expenses excluding waiver and        1.03%/c   .92%      1.06%/c
  payments by affiliate
  Net investment income (loss)          .88%/c   .01%     (.06)%/c
Portfolio turnover rate               72.68%  106.17%      93.95%

a.  Based on average shares outstanding.
b.  Total return is not annualized.
c.  Annualized.
d.  Includes net investment income in the amount of $.001.
e.  For the period June 7, 1999 (effective date) to April 30, 2000.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      CUSTODY SERVICES. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of Franklin Fund. JPMorgan Chase Bank, MetroTech Center, Brooklyn, NY 11245, acts as the custodian of the securities and other assets of FTI Fund.

The Funds use the same service providers for the following services:

      TRANSFER AGENCY SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for FTI Fund and Franklin Fund.

      ADMINISTRATIVE SERVICES. FT Services, a wholly owned subsidiary of Resources, provides certain administrative facilities and services to Franklin Fund and FTI Fund under the same terms and conditions.

      DISTRIBUTION SERVICES. Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions for the Funds.

      DISTRIBUTION AND SERVICE (12B-1) FEES. Advisor Class of Franklin Fund has not adopted a Rule 12b-1 plan. FTI Trust has adopted a Rule 12b-1 plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of FTI Fund shares. FTI Trust has no present intention to activate the Rule 12b-1 plan and Distributors has no present intention to collect any fees pursuant to the Plan. If FTI Trust were to activate the Rule 12b-1 plan, it would be permitted to pay up to 0.25% of the average net assets of FTI Fund as a distribution fee to Distributors. Because 12b-1 fees would be paid out of FTI Fund's assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

      For more information regarding Franklin Fund's distribution expenses, please see "The Underwriter" in its current SAI dated September 1, 2001.

    PURCHASES AND REDEMPTIONS. FTI Fund and Advisor Class shares of Franklin Fund do not impose sales charges, but restrict purchases to certain qualified investors.

    You may sell (redeem) your shares at any time. Shares of Franklin Fund also may be exchanged at NAV for shares of many of the other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

    Shares of Franklin Fund and FTI Fund may be redeemed at NAV.

    Additional information and specific instructions explaining how to buy, sell, and exchange shares of Franklin Fund and FTI Fund are outlined in the Franklin Fund Advisor Class Prospectus under the heading "Your Account," and FTI Trust Prospectus beginning with the section "How to Purchase Shares," respectively. The accompanying Franklin Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These instructions and phone numbers are the same for each Fund.

    DIVIDENDS AND DISTRIBUTIONS. Franklin Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. FTI Fund pays any dividends quarterly and any capital gains at least annually to shareholders. The amount of any distributions will vary, and there is no guarantee a fund will pay either income dividends or capital gain distributions. Neither FTI Fund nor Franklin Fund pays "interest" or guarantees any amount of dividends or return on an investment in its shares.

    The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in Franklin Fund, see the attached Franklin Fund Prospectus under the heading "Distributions and Taxes." For more information about the tax implications of investments in FTI Fund, see the FTI Fund Prospectus under the heading "Account and Share Information-Tax Information."

                           REASONS FOR THE TRANSACTION

      The Board of Trustees of FTI Trust ("FTI Board") on behalf of FTI Fund has recommended the acquisition of substantially all of the assets of FTI Fund by Franklin Fund in exchange for shares of Franklin Fund and the distribution of such shares to the shareholders of FTI Fund in complete liquidation and dissolution of FTI Fund (the "Transaction") in order to combine FTI Fund with a larger fund that has similar goals and investment policies.

      Meetings of the FTI Board were held on September 12, 2001, November 14, 2001, and January 16, 2002 to consider the proposed Transaction. In addition, the independent Trustees held a separate meeting to consider this matter. The independent Trustees and the FTI Board have been advised on this matter by independent counsel to the Fund.

      The FTI Board requested and received from Advisers written materials containing relevant information about Franklin Fund and the proposed Reorganization, including fee and expense information on an actual and future estimated basis, and comparative performance data.

      The FTI Board considered the potential benefits and costs of the Transaction to shareholders of FTI Fund. The FTI Board reviewed detailed information about: (1) the investment objectives and policies of Franklin Fund,
(2) the portfolio management of Franklin Fund, (3) the financial and organizational strength of Advisers, (4) the comparability of the investment goals, policies, restrictions and investments of FTI Fund with those of Franklin Fund, (5) the comparative short-term and long-term investment performance of Franklin Fund and FTI Fund, (6) the current expense ratios of Franklin Fund and FTI Fund, (7) the expenses related to the transactions, (8) the tax consequences of the Transaction, and (9) the general characteristics of investors in FTI Fund.

      The FTI Board also considered that: (a) the investment advisory fee for Franklin Fund was significantly lower than such fee for FTI Fund; (b) the expenses for shareholders in the combined fund will be significantly lower even taking into account waivers of fees and assumption of expenses by Fiduciary International; (c) Franklin Fund had significantly better performance over the most recent one, and two-year periods; (d) the relatively small asset size of FTI Fund had prevented it from realizing significant economies of scale in reducing its expense ratio (absent waivers of fees and assumption of expenses by Fiduciary International); (e) based on FTI Fund's historical asset growth, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale; (f) FTI Fund shareholders would have the ability to invest current account assets in additional investment options, without a sales charge, through the exchange privilege into other Franklin Templeton Funds; (g) FTI Fund shareholders would have the ability in the future to purchase additional shares of many of the Franklin Templeton Funds without a sales charge; and (h) Franklin Fund offers more frequent shareholder reporting.

      Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the FTI Board, including all of the Trustees who are not interested persons of FTI Fund, concluded that the Transaction is in the best interests of the shareholders of FTI Fund and that no dilution of value would result to the shareholders of FTI Fund from the Transaction. It approved the Plan on January 16, 2002 and recommended that shareholders of FTI Fund vote to approve the Transaction.

      The Board of Trustees of Franklin Trust, on behalf of Franklin Fund, also concluded that the Transaction is in the best interests of the shareholders of Franklin Fund and that no dilution of value would result to the shareholders of Franklin Fund from the Transaction.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

                        INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of FTI Fund approve the Plan, the Transaction will take place after various conditions are satisfied by FTI Trust, on behalf of FTI Fund, and by Franklin Trust, on behalf of Franklin Fund, including the preparation of certain documents. FTI Trust and Franklin Trust will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of FTI Fund do not approve the Plan, the Transaction will not take place.

      Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of FTI Fund approve the Plan at the Meeting, shares of FTI Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

      If the shareholders of FTI Fund approve the Plan, FTI Fund will transfer substantially all of its assets on the closing date, which is scheduled for March 27, 2002 or such other later date as FTI Trust and Franklin Trust may agree, to Franklin Fund. In exchange, Franklin Trust will issue shares of Franklin Fund that have a value equal to the dollar value of the assets delivered to Franklin Fund. FTI Trust will distribute the Franklin Fund shares it receives to the shareholders of FTI Fund. Each shareholder of FTI Fund will receive a number of Franklin Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of FTI Fund. The stock transfer books of FTI Fund will be permanently closed as of 4:00 p.m. Eastern time on the closing date. FTI Fund will only accept requests for redemptions received in proper form before 4:00 p.m. Eastern time on the closing date. Requests received after that time will be considered requests to redeem shares of Franklin Fund. As soon as is reasonably practicable after the transfer of its assets, FTI Fund will pay or make provision for payment of all its liabilities. FTI Fund will then terminate its existence as a separate series of FTI Trust.

      To the extent permitted by law, FTI Trust and Franklin Trust may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

      Each of FTI Trust and Franklin Trust has made representations and warranties in the Plan that are customary in matters such as the Transaction. The obligations of FTI Trust and Franklin Trust under the Plan with respect to FTI Fund or Franklin Fund are subject to various conditions, including:

[ ] Franklin Trust's Registration Statement on Form N-14 under the
    Securities Act of 1933 shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

[ ] the shareholders of FTI Fund shall have approved the Transaction;

[ ] FTI Trust and Franklin Trust shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for Federal income tax purposes for FTI Fund, Franklin Fund or their shareholders; and

[ ] the issuance of an order from the SEC, for which an application has been filed with the SEC and the parties believe will be issued, that the Transaction is exempt from Section 17(a) of the 1940 Act, which prohibits an affiliated person of a mutual fund, or any affiliated person of such person acting as principal, knowingly to sell any security or other property to the mutual fund or to purchase from the mutual fund any security or other property.

      If FTI Trust and Franklin Trust agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of FTI Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction, including the costs of filing an exemptive order application with the SEC and the proxy solicitation, are estimated to be $36,765, of which FTI Fund, Franklin Fund, Fiduciary International and Advisers each will pay $9,191.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Fund, that shareholders of FTI Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of FTI Fund for shares of Franklin Fund and that neither Franklin Fund nor its shareholders will recognize any gain or loss upon Franklin Fund's receipt of the assets of FTI Fund.

      FTI Fund has significant capital loss carryovers. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year. Whether the Transaction will cause FTI Fund to lose the benefit of a capital loss carryover that would otherwise have been utilized if the Transaction had not taken place depends, in part, on the years remaining in the carryover period and the amount of an annual limitation, as well as on factors that cannot be determined at the time of the Transaction, such as future portfolio gains and losses.

      After the Transaction, you will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your particular circumstances. You should also consult your tax advisor regarding state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF FRANKLIN FUND?

      Advisor Class Shares of Franklin Fund will be distributed to shareholders of FTI Fund and generally will have the same legal characteristics as the shares of FTI Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Franklin Fund is a series of Franklin Trust and FTI Fund is a series of FTI Trust. FTI Trust is organized as a Massachusetts business trust. Franklin Trust is organized as a Delaware business trust. Former shareholders of FTI Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Franklin Fund until FTI Fund certificates have been returned.


WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth, as of December 31, 2001, the capitalization of FTI Fund and Franklin Fund. The table also shows the projected capitalization of Franklin Fund as adjusted to give effect to the proposed Transaction. The capitalization of Franklin Fund and its classes is likely to be different when the Transaction is consummated.

                                                                        FRANKLIN
                                FTI       FRANKLIN FUND  FUND - PROJECTED
                                FUND       (UNAUDITED)  AFTER TRANSACTION
                             (UNAUDITED)                    (UNAUDITED)
----------------------------------------------------------------------------
NET ASSETS
Class A                                    $ 54,977,029.06   $54,977,029.06
Class B                                    $  7,383,873.50   $ 7,383,873.50

Class C                                    $ 44,925,767.90   $ 44,925,767.90

FTI Fund Class/
Franklin Fund-Advisor
Class*                    $ 20,181,685.39  $  3,009,323.94   $ 23,191,009.33
NET ASSET VALUE PER SHARE
Class A                                              $9.82             $9.82
Class B                                              $9.66             $9.66
Class C                                              $9.66             $9.66
FTI Fund Class/
Franklin Fund-Advisor               $ 6.92           $9.88             $9.88
Class*
SHARES OUTSTANDING
Class A                                       5,599,553.640     5,599,553.640
Class B                                         764,206.282       764,206.282
Class C                                       4,648,442.830     4,648,442.830
FTI Fund Class/
Franklin Fund-Advisor         2,916,652.56      304,656.818     2,347,337.525
Class*

*FTI Fund only offers one class of shares. Franklin Fund has five classes of shares, including Advisor Class. As of December 31, 2001, Franklin Fund offered four classes of shares.


                  COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes the key differences between the investment policies of FTI Fund and Franklin Fund, and certain noteworthy differences between the investment goals and policies of these Funds. For a complete description of Franklin Fund's investment policies and risks, you should read the Franklin Fund Advisor Class Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

    There are several important differences between the Funds.

    The investment goal of Franklin Fund is long-term capital appreciation. FTI Fund's investment goal is long-term growth of principal. Although each of these Funds focuses on equity investments of large capitalization companies, there are differences in the strategies pursued by FTI Fund and Franklin Fund.

    Franklin Fund seeks to achieve its investment goal by investing at least 80% of its net assets in equity securities of well-established large cap growth companies with market cap values within the top 50% of companies in the Russell 1000 Index at the time of purchase. That index consists of 1,000 large companies that have publicly traded securities. Advisers seeks to invest in securities of companies across a wide range of industries that have above-average growth potential and that are highly competitive within their industry. Franklin Fund may invest up to 25% of its assets in foreign securities.

    FTI Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of companies with market capitalizations in excess of $5 billion at the time of purchase that Fiduciary International believes are of above-average financial quality and offer the prospect for above-average growth of earnings, cash flow or assets relative to the companies that comprise the Standard & Poor's 500 Composite Stock Price Index (S&P 500). In selecting securities for FTI Fund, its adviser considers earnings growth, relative valuation measures and quality of company management. FTI Fund may invest up to 10% of its net assets in equity securities of foreign growth companies that meet the criteria applicable to U.S. securities and up to 20% of its net assets in American Depositary Receipts (ADRs).

    The main difference between the portfolios of FTI Fund and Franklin Fund is that FTI Fund can invest up to 10% of its assets in foreign securities and 20% in ADRs, while Franklin Fund is limited to 25% exposure in foreign securities.


HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

      Policies or restrictions that are deemed fundamental may not be changed by FTI Fund or Franklin Fund without the approval of an Affirmative Majority Vote of the applicable Fund's shareholders. Set forth below is a description of the differences between the Funds' fundamental investment policies or restrictions.

      BORROWING FTI Fund may borrow money, directly or indirectly, to the maximum extent permitted under the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff and any exemptive order or similar relief granted to FTI Fund (collectively, the "1940 Act Laws, Interpretations and Exemptions"). FTI Fund has a non-fundamental policy (which means it may be changed by the Board of Trustees without the approval of shareholders) that restricts the Fund from borrowing money in excess of 5% of the value of its net assets.

      Franklin Fund is restricted from borrowing money, except that it may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

      SENIOR SECURITIES FTI Fund may issue senior securities to the maximum extent permitted by the 1940 Act Laws, Interpretations and Exemptions. FTI Fund has a non-fundamental policy that restricts short sales of securities.

      Franklin Fund is restricted from issuing securities senior to its presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit Franklin Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts or repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      COMMODITIES Neither Fund may purchase or sell physical commodities, except FTI Fund may purchase securities of companies that deal in commodities, financial futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash. Franklin Fund only may enter into financial futures contracts, options thereon, and forward contracts.

      REAL ESTATE The Funds may not purchase or sell real estate, provided that this restriction does not prevent FTI Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. FTI Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      Franklin Fund only may buy or sell securities of real estate investment trusts.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

      STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Recent economic events have had an adverse effect on the stock prices of most companies.

      GROWTH STYLE INVESTING The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks are often more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term. Because each Fund invests in growth stocks, its share price may be more volatile than other types of investments.

      SECTOR FOCUS In allocating investments to particular sectors in FTI Fund, Fiduciary International will consider the weighting in that sector within the Russell 1000 Growth Index ("Russell 1000 Growth"). Fiduciary International's allocation to any given sector will not necessarily correlate with the Russell 1000 Growth's allocation, depending upon Fiduciary International's perceptions regarding current economic and market conditions. In choosing individual equity investments for Franklin Fund, Advisers considers sectors that have superior growth potential and the fast growing, innovative companies within these sectors. Consequently, Franklin Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health technology) and telecommunications. To the extent that Franklin Fund has significant investments in one or a few sectors, it bears the risk that the sector, or sectors, will underperform the other sectors or the market as a whole. Also, Franklin Fund's performance will be more susceptible to any economic, business or other developments that affect that sector than a fund that maintains broad sector diversification.

      Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

      ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES These companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

      TELECOMMUNICATION COMPANIES In addition to risks faced by the technology sector in general, telecommunication companies may be adversely affected by international, federal, and state regulations to which they are subject. In addition, this sector has been undergoing deregulation to enable increased competition, which could affect these companies.

      BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES Investors tend to react quickly to developments that affect the biotechnology and health technology industries. In the past, the biotechnology and health technology sectors have experienced considerable volatility in reaction to research and other business developments which may affect only one, or a few companies within these sectors. In comparison to more developed industries, there may be a thin trading market in biotechnology and health technology securities, and adverse developments in the biotechnology and health technology sectors may be more likely to result in decreases in the value of biotechnology and health technology stocks. Stock prices often change collectively without regard to the merits of individual companies.

      FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

      CURRENCY EXCHANGE RATES Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

      POLITICAL AND ECONOMIC DEVELOPMENTS The political, economic and social structures of some foreign countries may be more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

      TRADING PRACTICES Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

      An Affirmative Majority Vote of the shareholders entitled to vote is necessary to approve the Plan for the Fund. Each shareholder will be entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares held at the close of business on February 15, 2002 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

      Under relevant state law and FTI Trust's governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      You can vote in any one of four ways:

           o By mail, with the enclosed proxy card.

           o In person at the Meeting.

           o By telephone or through the Internet; a control number is provided on your proxy card and separate instructions are enclosed.

      A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to FTI Trust expressly revoking your proxy, by signing and forwarding to FTI Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of FTI Trust does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of FTI Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 2,544,164.692 outstanding shares of FTI Fund.


WHAT OTHER SOLICITATIONS WILL BE MADE?

      FTI Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. FTI Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of FTI Trust without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by FTI Fund, one-quarter by Franklin Fund, one-quarter by Fiduciary International, and one-quarter by Advisers.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of FTI Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Franklin Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                         INFORMATION ABOUT FRANKLIN FUND

      Information about Franklin Fund is included in the Franklin Fund Advisor Class Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Franklin Fund is included in its Advisor Class SAI dated September 1, 2001, which is incorporated into the applicable Prospectus and considered a part of this Prospectus/Proxy Statement. The Franklin Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2001, is attached to and considered a part of this Prospectus/Proxy Statement. Also, the current Semi-Annual Report to Shareholders of Franklin Fund contains more financial information about Franklin Fund during the six month period ended October 31, 2001. You may request a free copy of the SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to Franklin Fund at P.O. Box 997151, Sacramento, CA 95899-9983.

      Franklin Trust files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                             INFORMATION ABOUT FTI FUND

      Information about FTI Fund is included in the current FTI Fund Prospectus, as well as the FTI Fund SAI dated March 31, 2001, and in FTI Trust's Annual Report to Shareholders dated November 30, 2001. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to FTI Fund by calling 1-800/DIAL BEN(R) or by writing to FTI Trust at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by FTI Trust can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                           PRINCIPAL HOLDERS OF SHARES

     As of the Record Date, the officers and trustees of FTI Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of FTI Fund. In addition, as of the Record Date, the officers and trustees of Franklin Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of Franklin Fund - Advisor Class and less than 1% of the outstanding voting shares of Franklin Fund's other classes. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. Except as listed below, as of the Record Date, no other person of record owned 5% or more of the outstanding shares of any class of Franklin Fund or FTI Fund.

FTI FUND
NAME AND ADDRESS                                        PERCENTAGE (%)
----------------------------------------------------------------------
Ellard & Co                                               97.09%
c/o Fiduciary Trust Co Int'l
P.O. Box 3199
Church St. Station
New York, NY 10008-3199


FRANKLIN FUND
NAME AND ADDRESS                      SHARE CLASS       PERCENTAGE (%)
---------------------------------------------------------------------
FTB&T/1 TTEE for Defined                Advisor           65.19
Contribution Services
Franklin Templeton 401k
P.O. Box 2438
Rancho Cordova, CA 95741-2438


1. Franklin Templeton Bank & Trust (FTB&T) is a California Corporation and is wholly owned by Franklin Resources, Inc.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of Franklin Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of Franklin Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of Franklin Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

                                    GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the investment manager for Franklin Fund

DISTRIBUTORS - Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds

FIDUCIARY INTERNATIONAL - Fiduciary International, Inc, 600 Fifth Avenue, New York, NY 10020, the investment manager for FTI Fund

FIDUCIARY TRUST COMPANY INTERNATIONAL - Fiduciary Trust Company International, Inc., 600 Fifth Avenue, New York, NY 10020, the parent company of Fiduciary International. Fiduciary Trust Company International is a wholly owned subsidiary of Resources.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company

FT SERVICES - Franklin Templeton Services, LLC, the administrator for FTI Fund and Franklin Fund

INVESTOR SERVICES - Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, CA 94403-1906, the shareholder servicing and transfer agent to FTI Fund and Franklin Fund

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. Advisor Class Shares of Franklin Fund are offered at the NAV.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

                  EXHIBITS TO PROSPECTUS AND PROXY STATEMENT
EXHIBIT
-------

A Agreement and Plan of Reorganization by FTI Funds on behalf of FTI Large Capitalization Growth Fund and Franklin Strategic Series on behalf of Franklin Large Cap Growth Fund (attached)

B Prospectus of Franklin Large Cap Growth Fund - Advisor Class dated September 1, 2001 (enclosed)

C Annual Report to Shareholders of Franklin Large Cap Growth Fund dated April 30, 2001 (enclosed)




                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this 25th day of February, 2002, by and between FTI Funds ("FTI Trust"), a business trust created under the laws of The Commonwealth of Massachusetts in 1995 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, FTI Large Capitalization Growth Fund ("FTI Fund"), and Franklin Strategic Series ("Franklin Trust"), a business trust created under the laws of the State of Delaware in 1991 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, Franklin Large Cap Growth Fund ("Franklin Fund").

                             PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Franklin Trust on behalf of Franklin Fund, of substantially all of the property, assets and goodwill of FTI Fund in exchange solely for full and fractional shares of beneficial interest, par value $0.01 per share, of Franklin Fund - Advisor Class ("Franklin Fund Shares"); (ii) the distribution of Franklin Fund Shares to the shareholders of FTI Fund ("FTI Fund Shares"), according to their respective interests in FTI Fund in complete liquidation of FTI Fund; and (iii) the dissolution of FTI Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                    AGREEMENT

      In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF FTI FUND.
      --------------------------------------------------------------------

(a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Franklin Trust on behalf of Franklin Fund herein contained, and in consideration of the delivery by Franklin Trust of the number of Franklin Fund Shares hereinafter provided, FTI Trust on behalf of FTI Fund agrees that it will convey, transfer and deliver to Franklin Trust at the Closing all of FTI Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on FTI Fund's books as liability reserves;
(ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Trustees of FTI Trust shall reasonably deem to exist against FTI Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on FTI Fund's books (hereinafter "Net Assets"). Franklin Trust shall not assume any liability of FTI Fund and FTI Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. FTI Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

(b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of FTI Trust on behalf of FTI Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Franklin Trust agrees at the Closing to deliver to FTI Trust the number of Franklin Fund Shares, determined by dividing the net asset value per share of the FTI Fund Shares by the net asset value per share of Franklin Fund Shares, and multiplying the result thereof by the number of outstanding FTI Fund Shares, as of 4:00 p.m. Eastern time on the Closing Date. The number of Franklin Fund Shares delivered to FTI Trust shall have an aggregate net asset value equal to the value of the FTI Fund's Net Assets, all determined as provided in Section 2 of this Plan and as of the date and time specified therein.

(c) Immediately following the Closing, FTI Trust shall dissolve FTI Fund and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Franklin Fund Shares received by FTI Fund pursuant to this
Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of FTI Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Franklin Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of FTI Fund shall be entitled to surrender the same to the transfer agent for Franklin Fund in exchange for the number of Franklin Fund Shares into which the FTI Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Franklin Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of FTI Fund shall be deemed for all Franklin Fund's purposes to evidence ownership of the number of Franklin Fund Shares into which the FTI Fund Shares (which prior to the Closing were represented thereby) have been converted.

(d) At the Closing, each shareholder of record of FTI Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of FTI Fund that such person had on such Distribution Record Date.

(e) All books and records relating to FTI Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to Franklin Trust from and after the date of this Agreement, and shall be turned over to Franklin Trust on or prior to the Closing.



2.    VALUATION.
      ---------

(a) The value of Franklin Fund Shares and FTI Fund's Net Assets to be acquired by Franklin Fund hereunder shall in each case be computed as of 4:00 p.m. Eastern time on the Closing Date unless on such date (a) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c)any other extraordinary financial event or market condition occurs (all such events described in (a), (b) or (c) are each referred to as a "Market Disruption"). The net asset value per share of the Franklin Fund Shares and the value of the FTI Fund's Net Assets shall be computed in accordance with the valuation procedures set forth in the respective prospectuses of Franklin Fund and FTI Fund.

(b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Franklin Fund Shares or the value of FTI Fund's Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c) All computations of value regarding the net asset value of the Franklin Fund Shares and the value of FTI Fund's Net Assets shall be made by the investment advisor to Franklin Fund; provided, however, that all computations of value shall be subject to review by FTI Fund.

3. CLOSING AND CLOSING DATE. The Closing Date shall be March 27, 2002, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of FTI Trust at 5:00 p.m., Eastern time, on the Closing Date. FTI Trust on behalf of FTI Fund shall have provided for delivery as of the Closing of those Net Assets of FTI Fund to be transferred to the account of Franklin Fund's custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, FTI Trust on behalf of FTI Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of FTI Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Franklin Trust on behalf of Franklin Fund shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Franklin Fund to be delivered to the account of FTI Fund at said transfer agent registered in such manner as the officers of FTI Trust on behalf of FTI Fund may request, or provide evidence satisfactory to FTI Trust that such Franklin Fund Shares have been registered in an account on the books of Franklin Fund in such manner as the officers of FTI Trust on behalf of FTI Fund may request.

4.    REPRESENTATIONS AND WARRANTIES BY FRANKLIN TRUST ON BEHALF OF FRANKLIN
      -----------------------------------------------------------------------
FUND.
----

      Franklin Trust, on behalf of Franklin Fund, represents and warrants to FTI Trust that:

(a) Franklin Fund is a series of Franklin Trust, a business trust created under the laws of the State of Delaware on January 25, 1991, and is validly existing under the laws of that State. Franklin Trust is duly registered under the 1940 Act, as an open-end, management investment company and all of the Franklin Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital as required by the 1940 Act.

(b) Franklin Trust is authorized to issue an unlimited number of shares of beneficial interest of Franklin Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Franklin Fund is further divided into five classes of shares of which Franklin Fund Shares is one, and an unlimited number of shares of beneficial interest, par value $0.01 per share, has been allocated and designated to Franklin Fund Shares. No shareholder of Franklin Trust shall have any option, warrant or preemptive right of subscription or purchase with respect to Franklin Fund Shares.

(c) The financial statements appearing in the Franklin Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2001, audited by PricewaterhouseCoopers LLP, and the financial statements for Franklin Fund for the six-month period ended October 31, 2001, copies of which have been delivered to FTI Trust, and any interim unaudited financial statements, copies of which may be furnished to FTI Trust, fairly present the financial position of Franklin Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of Franklin Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Franklin Fund.

(e) Franklin Trust has the power to own all of its properties and assets, to perform its obligations under this Plan and to consummate the transactions contemplated herein. Franklin Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. Franklin Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct Franklin Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

(f) Franklin Trust, on behalf of Franklin Fund, is not a party to or obligated under any provision of its Declaration of Trust, as amended ("Declaration of Trust") or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation, is not subject to any order or decree that would be violated by its execution of or performance under this Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Franklin Trust of the transactions contemplated by the Plan, except for the registration of the Franklin Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(g) Franklin Trust has elected to treat Franklin Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), Franklin Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h) Franklin Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) Franklin Fund does not have any unamortized or unpaid organizational fees or expenses.

(j) All information to be furnished by Franklin Trust to FTI Trust for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(k) Franklin Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.

(l) There is no intercorporate indebtedness existing between FTI Fund and Franklin Fund that was issued, acquired or will be settled at a discount.

(m) Franklin Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of FTI Fund.

(n) Franklin Trust has no plan or intention to issue additional shares of Franklin Fund following the reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Franklin Trust have any plan or intention to redeem or otherwise reacquire any shares of Franklin Fund issued pursuant to the reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act.

(o) Following the Closing Date of the reorganization, Franklin Fund will actively continue FTI Fund's business in substantially the same manner that FTI Fund conducted that business immediately before the reorganization. Following the Closing Date of the reorganization, Franklin Fund will not dispose of assets acquired from FTI Fund in order to satisfy the investment objective of Franklin Fund or for any other reason, except for acquisitions and dispositions made in the ordinary course of its business as a RIC, and any proceeds from the disposition of securities will be invested in accordance with Franklin Fund's investment objective.

(p) The Form N-14 Registration Statement referred to in Section 7(g) hereof (other than the portions of such documents based on information furnished by or on behalf of FTI Trust for inclusion or incorporation by reference therein), and any Prospectus or Statement of Additional Information of Franklin Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement on the date of the Special Meeting of FTI Fund shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST ON BEHALF OF FTI FUND.
      -----------------------------------------------------------------

      FTI Trust, on behalf of FTI Fund, represents and warrants to Franklin Trust that:

(a) FTI Fund is a series of FTI Trust, a business trust created under the laws of The Commonwealth of Massachusetts on October 18, 1995, and is validly existing under the laws of that Commonwealth. FTI Trust is duly registered under the 1940 Act as an open-end, management investment company and all of FTI Trust's FTI Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest of FTI Fund, without par value, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights, and currently issues shares of seven (7) series, including FTI Fund. FTI Fund has one class of shares, and an unlimited number of shares of beneficial interest of FTI Trust, without par value, has been allocated and designated to this class of FTI Fund.

(c) The financial statements appearing in the FTI Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2001, audited by Ernst & Young LLP, copies of which have been delivered or will be delivered to Franklin Trust prior to the Closing Date, and any interim financial statements for FTI Trust which may be furnished to Franklin Trust, fairly present the financial position of FTI Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of FTI Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of FTI Fund.

(e) FTI Trust has the power to own all of its properties and assets, to perform its obligations under this Plan and to consummate the transactions contemplated herein. FTI Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. FTI Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct FTI Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

(f) FTI Trust on behalf of FTI Fund is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan. FTI Trust has furnished Franklin Trust with copies or descriptions of all material agreements or other arrangements to which FTI Fund is a party. FTI Fund has no material contracts or other commitments (other than this Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Plan) which will not be terminated by FTI Fund in accordance with their terms at or prior to the Closing Date.

(g) FTI Trust has elected to treat FTI Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, FTI Fund is a "fund" as defined in Section 851(g)(2) of the Code, FTI Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h) FTI Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) FTI Fund does not have any unamortized or unpaid organization fees or expenses.

(j) The Prospectus of FTI Fund, dated March 31, 2001, and the corresponding Statement of Additional Information, dated March 31, 2001, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new prospectus or statement of additional information of FTI Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to Franklin Trust promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(k) FTI Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(c) hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, FTI Trust shall advise Franklin Trust in writing of all FTI Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

(l) Since November 30, 2001, there has not been any material adverse change in FTI Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

(m) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by FTI Fund or FTI Trust of the transactions contemplated by this Plan, except as may be required under the federal or state securities laws or the rules and regulations thereunder.

(n) The information to be furnished by FTI Trust or FTI Fund for use in preparing the Form N-14 Registration Statement referred to in Section 7(g) hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) There has not been nor will there be any intercorporate indebtedness existing between FTI Fund and Franklin Fund that was issued, acquired or will be settled at a discount.

(p) There is no plan or intention of FTI Fund shareholders who individually own 5% or more of shares of FTI Fund and, to the best knowledge of FTI Fund's management, there is no plan or intention of the remaining FTI Fund shareholders to sell, exchange or otherwise dispose of a number of shares of Franklin Fund received in the reorganization that would reduce the FTI Fund shareholders' ownership of Franklin Fund shares to a number of shares having a value, as of the closing date of the reorganization, of less than 50% of the value of all of the formerly outstanding FTI shares as of the same date. For purposes of this representation, FTI Fund shares exchanged for cash or other property will be treated as outstanding FTI Fund shares on the closing date of the reorganization. Moreover, FTI Fund shares and Franklin Fund shares held by FTI Fund shareholders sold, redeemed, or disposed of prior to or subsequent to the closing date of the reorganization will be considered in making this representation.

(q) Prior to the Closing Date of the reorganization, FTI Fund will not dispose of and/or acquire any assets in order to satisfy the investment objective of Franklin Fund or for any other reason, or otherwise change its historic investment policies, except for acquisitions and dispositions made in the ordinary course of its business as a RIC.

(r) As of the Closing Date, FTI Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of FTI Fund, except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act.

(s) Throughout the five year period ending on the Closing Date, FTI Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code ("Treasury Regulations").

6.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST AND FRANKLIN TRUST.
      --------------------------------------------------------------

      FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, each represents and warrants to the other that:

(a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date for the purpose of determining the number of Franklin Fund Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect each Fund's Net Assets and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as disclosed in its currently effective prospectus relating to FTI Fund, in the case of FTI Trust, and Franklin Fund, in the case of Franklin Trust, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither Franklin Trust nor FTI Trust are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Franklin Fund's or FTI Fund's business or their ability to consummate the transactions herein contemplated.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of its Board of Trustees, and this Plan, subject to the approval of FTI Fund's shareholders in the case of FTI Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(f) It anticipates that consummation of this Plan will not cause FTI Fund, in the case of FTI Trust, and Franklin Fund, in the case of Franklin Trust, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end of its fiscal year.

7.    COVENANTS OF FTI TRUST AND FRANKLIN TRUST.
      -----------------------------------------

(a) FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.

(b) FTI Trust, on behalf of FTI Fund, undertakes that it will not acquire Franklin Fund Shares for the purpose of making distributions thereof to anyone other than FTI Fund's shareholders.

(c) FTI Trust, on behalf of FTI Fund, undertakes that, if this Plan is consummated, it will liquidate and dissolve FTI Fund.

(d) FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, each agree that, by the Closing, all of their Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

(e) At the Closing, FTI Trust, on behalf of FTI Fund, will provide Franklin Fund a copy of the shareholder ledger accounts, certified by FTI Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of FTI Fund Shares as of 4:00 p.m. Eastern time on the Closing Date who are to become shareholders of Franklin Fund as a result of the transfer of assets that is the subject of this Plan.

(f) The Board of Trustees of FTI Trust shall call and FTI Trust shall hold, a Special Meeting of FTI Fund's shareholders to consider and vote upon this Plan (the "Special Meeting") and FTI Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. FTI Trust agrees to mail to each shareholder of record of FTI Fund entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) Franklin Trust will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Franklin Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Subject to the provisions of this Plan, Franklin Trust and FTI Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Plan.

(i) FTI Trust shall furnish to Franklin Trust on the Closing Date a Statement of Assets and Liabilities of FTI Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by FTI Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case, within forty-five (45) days after the Closing Date, FTI Trust shall furnish to Franklin Trust, in such form as is reasonably satisfactory to Franklin Trust, a statement of the earnings and profits of FTI Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to Franklin Fund as a result of Section 381 of the Code, which statement shall be certified by FTI Fund's Treasurer or Assistant Treasurer. FTI Trust covenants that FTI Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code, or, if it has such earnings and profits, it shall distribute them to its shareholders prior to the Closing Date.

(j) FTI Trust shall deliver to Franklin Trust at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of FTI Fund transferred to Franklin Trust in accordance with the terms of this Plan.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY FTI TRUST AND FRANKLIN TRUST.
      --------------------------------------------------------------------

      The consummation of this Plan hereunder shall be subject to the following respective conditions:

(a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its Secretary or equivalent officer of each of the Funds.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That this Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of FTI Fund at an annual or special meeting or any adjournment thereof.

(e) That a distribution or distributions shall have been declared for FTI Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and
(ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

(f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of FTI Fund or Franklin Fund.

(g) That there shall be delivered to FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund an opinion, from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of FTI Trust and Franklin Trust with regard to matters of fact:

     (1) The acquisition by Franklin Fund of substantially all the assets of FTI Fund as provided for herein in exchange for Franklin Fund Shares followed by the distribution by FTI Fund to its shareholders of Franklin Fund Shares in complete liquidation of FTI Fund will qualify as a reorganization within the meaning of
Section 368(a)(1) of the Code, and FTI Fund and Franklin Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by FTI Fund upon the transfer of substantially all of its assets to Franklin Fund in exchange solely for voting shares of Franklin Fund (Sections 361(a) and 357(a) of the Code). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

     (3) No gain or loss will be recognized by Franklin Fund upon the receipt by it of substantially all of the assets of FTI Fund in exchange solely for voting shares of Franklin Fund (Section 1032(a) of the Code);

     (4) No gain or loss will be recognized by FTI Fund upon the distribution of Franklin Fund Shares to its shareholders in liquidation of FTI Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

     (5) The basis of the assets of FTI Fund received by Franklin Fund will be the same as the basis of such assets to FTI Fund immediately prior to the exchange (Section 362(b) of the Code);

     (6) The holding period of the assets of FTI Fund received by Franklin Fund will include the period during which such assets were held by FTI Fund (Section 1223(2) of the Code);

     (7) No gain or loss will be recognized to the shareholders of FTI Fund upon the exchange of their shares in FTI Fund for voting shares of Franklin Fund including fractional shares to which they may be entitled (Section 354(a) of the Code);

     (8) The basis of Franklin Fund Shares received by the shareholders of FTI Fund shall be the same as the basis of the FTI Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

     (9) The holding period of Franklin Fund Shares received by shareholders of FTI Fund (including fractional shares to which they may be entitled) will include the holding period of the FTI Fund Shares surrendered in exchange therefor, provided that the FTI Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

     (10) Franklin Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of Treasury Regulations) the items of FTI Fund described in Section 381(c) of the Code, subject o the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

(h) That there shall be delivered to Franklin Trust on behalf of Franklin Fund an opinion in form and substance satisfactory to it from Messrs. Ballard Spahr Andrews & Ingersoll, LLP, counsel to FTI Trust on behalf of FTI Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

     (1) FTI Fund is a series of FTI Trust and is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts;

     (2) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of FTI Fund. One class of shares of FTI Fund has been designated as FTI Fund Shares, and an unlimited number of shares of beneficial interest of FTI Trust has been allocated to FTI Fund Shares. Assuming that the initial shares of beneficial interest of FTI Fund were issued in accordance with the 1940 Act and the Declaration of Trust and By-laws of FTI Trust, and that all other outstanding shares of FTI Fund were sold, issued and paid for in accordance with the terms of FTI Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

     (3) FTI Fund is an open-end investment company of the management type registered as such under the 1940 Act;

     (4) Except as disclosed in FTI Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against FTI Fund, the unfavorable outcome of which would materially and adversely affect FTI Trust or FTI Fund;

     (5) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FTI Trust on behalf of FTI Fund; and

     (6) Neither the execution, delivery, nor performance of this Plan by FTI Trust on behalf of FTI Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by FTI Trust as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of FTI Trust on behalf of FTI Fund and is enforceable against FTI Trust on behalf of FTI Fund in accordance with its terms.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of FTI Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FTI Trust.

(i) That there shall be delivered to FTI Trust on behalf of FTI Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Trust on behalf of Franklin Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

     (1) Franklin Fund is a series of Franklin Trust and is a validly existing business trust in good standing under the laws of the State of Delaware;

     (2) Franklin Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share of Franklin Fund. Franklin Fund is further divided into five (5) classes of shares of which Franklin Fund Shares is one, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to Franklin Fund Shares. Assuming that the initial shares of beneficial interest of Franklin Fund were issued in accordance with the 1940 Act, and the Declaration of Trust and the By-laws of Franklin Trust, and that all other outstanding shares of Franklin Fund were sold, issued and paid for in accordance with the terms of Franklin Fund's prospectus in effect at the time of such sales, each such outstanding share of Franklin Fund is fully paid, non-assessable, freely transferable and has full voting rights;

     (3) Franklin Fund is an open-end investment company of the management type registered as such under the 1940 Act;

     (4) Except as disclosed in Franklin Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding ending or threatened against Franklin Fund, the unfavorable outcome of which would materially and adversely affect Franklin Trust or Franklin Fund;

     (5) Franklin Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Franklin Trust on behalf of Franklin Fund;

     (6) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of Franklin Trust on behalf of Franklin Fund;

     (7) Neither the execution, delivery, nor performance of this Plan by Franklin Trust on behalf of Franklin Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by Franklin Trust as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of Franklin Trust on behalf of Franklin Fund and is enforceable against Franklin Trust on behalf of Franklin Fund in accordance with its terms; and

     (8) The registration statementof Franklin Trust, of which the prospectus dated September 1, 2001 of Franklin Fund is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Franklin Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Franklin Trust.

(j) That FTI Fund shall have received a certificate from the President and Secretary of Franklin Trust on behalf of Franklin Fund to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(k) That Franklin Trust's Registration Statement with respect to Franklin Fund Shares to be delivered to FTI Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(l) That Franklin Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Franklin Fund Shares lawfully to be delivered to each holder of FTI Fund Shares.

(m) That, at the Closing, there shall be transferred to Franklin Trust on behalf of Franklin Fund, aggregate Net Assets of FTI Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of FTI Fund on the Closing Date.

(n) That there be delivered to Franklin Trust on behalf of Franklin Fund information concerning the tax basis of FTI Fund in all securities transferred to Franklin Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of FTI Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with FTI Fund respect to each shareholder.

9.    BROKERAGE FEES AND EXPENSES.
      ---------------------------

(a) FTI Trust on behalf of FTI Fund and Franklin Trust on behalf of Franklin Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by Franklin Fund, one-quarter by FTI Fund, and one-quarter by Franklin Advisers, Inc. and one-quarter by Fiduciary International, Inc.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.
      ----------------------------------------

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of FTI Fund) prior to the Closing, or the Closing may be postponed as follows:

(1) by mutual consent of FTI Trust on behalf of FTI Fund and Franklin Trust on behalf of Franklin Fund;

(2) by Franklin Trust on behalf of Franklin Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3) by FTI Trust on behalf of FTI Fund if any conditions of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

      An election by Franklin Trust or FTI Trust to terminate this Plan and to abandon the Plan of Reorganization shall be exercised respectively, by the Board of Trustees of either Franklin Trust or FTI Trust.

(b) If the transactions contemplated by this Plan have not been consummated by November 30, 2002, the Plan shall automatically terminate on that date, unless a later date is agreed to by both Franklin Trust and FTI Trust.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither FTI Trust, Franklin Trust, FTI Fund nor Franklin Fund, nor their trustees, officers, or agents or the shareholders of FTI Fund or Franklin Fund shall have any liability in respect of this Plan, but all expenses incidental to the preparation and carrying out of this Plan shall be paid as provided in Section 9(b) hereof.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FTI Trust nor Franklin Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of FTI Trust or Franklin Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of FTI Trust, on behalf of FTI Fund, or Franklin Trust, on behalf of Franklin Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of FTI Fund, unless such terms and conditions shall result in a change in the method of computing the number of Franklin Fund Shares to be issued to FTI Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of FTI Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless FTI Trust shall promptly call a special meeting of the shareholders of FTI Fund at which such conditions so imposed shall be submitted for approval.

11.   INDEMNIFICATION.
      ---------------

(a) Franklin Trust, on behalf of Franklin Fund, shall indemnify, defend and hold harmless FTI Fund, FTI Trust, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses (net of any insurance coverage or enforceable indemnification agreement for such amounts), including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of Franklin Trust and Franklin Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any application prepared by Franklin Trust and Franklin Fund with any state regulatory agency in connection with the transactions contemplated by this Plan under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Franklin Trust and Franklin Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about Franklin Trust and/or Franklin Fund or the transactions contemplated by this Plan made in the Form N-14 Registration Statement or any Application.

(b) After the Closing Date, Franklin Trust, on behalf of Franklin Fund, shall also indemnify and hold harmless FTI Funds' Board of Trustees and officers (collectively, "Acquired Fund Covered Persons") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Covered Person, including amounts paid by any one or more of the Acquired Fund Covered Persons in a compromise or settlement of any such claim, suit, action or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of Franklin Trust, on behalf of Franklin Fund, to the extent such Acquired Fund Covered Person is, or would have been, entitled to indemnification by FTI Trust prior to the Closing Date pursuant to FTI Trust's Declaration of Trust and By-Laws.

(c) FTI Trust, on behalf of FTI Fund, until the time of FTI Fund's liquidation, shall indemnify, defend, and hold harmless Franklin Fund, Franklin Trust, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of FTI Trust, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that FTI Trust and FTI Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about FTI Trust and/or FTI Fund or the transactions contemplated by this Plan made in the Form N-14 Registration Statement or any Application.

(d) A party seeking indemnification hereunder is hereinafter called the "Indemnified Party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "Indemnifying Party." Each Indemnified Party shall notify the Indemnifying Party in writing within ten (10) days of the receipt by one or more of the Indemnified Parties of any notice of legal process of any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11, but the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under this
Section 11. The Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 11, or, if it so elects, to assume at its own expense, the defense thereof with counsel satisfactory to the Indemnified Parties; provided, however, if the defendants in any such action include both the Indemnifying Party and any Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such Indemnified Party.

      Upon receipt of notice from the Indemnifying Party to the Indemnified Parties of the election by the Indemnifying Party to assume the defense of such action, the Indemnifying Party shall not be liable to such Indemnified Parties under this Section 11 for any legal or other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof unless (i) the Indemnified Parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the Indemnifying Parties shall not be liable for the expenses of more than one separate counsel); (ii) the Indemnifying Parties do not employ counsel reasonably satisfactory to the Indemnified Parties to represent the Indemnified Parties within a reasonable amount of time after notice of commencement of the action; or (iii) the Indemnifying Parties have authorized the employment of counsel for the Indemnified Parties at its expense.

(e)   This Section 11 shall survive the termination of this Plan.

12.   LIABILITY OF FRANKLIN TRUST AND FTI TRUST.
      -----------------------------------------

(a) Each party acknowledges and agrees that all obligations of Franklin Trust under this Plan are binding only with respect to Franklin Fund; that any liability of Franklin Trust under this Plan with respect to Franklin Trust, or in connection with the transactions contemplated herein with respect to Franklin Fund, shall be discharged only out of the assets of Franklin Fund; that no other series of Franklin Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither FTI Trust nor FTI Fund shall seek satisfaction of any such obligation or liability from the shareholders of Franklin Trust, the trustees, officers, employees or agents of Franklin Trust, or any of them.

(b) Each party acknowledges and agrees that all obligations of FTI Trust under this Plan are binding only with respect to FTI Fund; that any liability of FTI Trust under this Plan with respect to FTI Fund, or in connection with the transactions contemplated herein with respect to FTI Fund, shall be discharged only out of the assets of FTI Fund; that no other series of FTI Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither Franklin Trust nor Franklin Fund shall seek satisfaction of any such obligation or liability from the shareholders of FTI Trust, the trustees, officers, employees or agents of FTI Trust, or any of them.

13.   ENTIRE AGREEMENT AND AMENDMENTS.
      -------------------------------

      This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

14.   COUNTERPARTS.
      ------------

      This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

15.   NOTICES.
      -------

      Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Strategic Series, at One Franklin Parkway, San Mateo, California 94403,
Attention: Secretary, or FTI Funds, at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, as the case may be.

16.   GOVERNING LAW.
      -------------

      This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts.


IN WITNESS WHEREOF, FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                  FRANKLIN STRATEGIC SERIES, ON BEHALF
                                  OF FRANKLIN LARGE CAP GROWTH FUND
Attest:
/S/ MURRAY L. SIMPSON             By:/S/ DAVID P. GOSS
---------------------             ---------------------
Murray L. Simpson                   David P. Goss
Secretary                           Vice President

                                  FTI FUNDS, ON BEHALF OF FTI LARGE
                                  CAPITALIZATION GROWTH FUND

Attest:
/S/ MURRAY L. SIMPSON             By: /S/DAVID P. GOSS
---------------------             ---------------------
Murray L. Simpson                   David P. Goss
Secretary                           Vice President



                      This page intentionally left blank.


                      This page intentionally left blank.




Prospectus

FRANKLIN STRATEGIC SERIES

ADVISOR CLASS

INVESTMENT STRATEGY  GROWTH

FRANKLIN AGGRESSIVE GROWTH FUND
FRANKLIN LARGE CAP GROWTH FUND
FRANKLIN SMALL-MID CAP GROWTH FUND
FRANKLIN SMALL CAP GROWTH FUND II

SEPTEMBER 1, 2001








[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

  2   Franklin Aggressive Growth Fund

 11   Franklin Large Cap Growth Fund

 20   Franklin Small-Mid Cap Growth Fund

 29   Franklin Small Cap Growth Fund II

 37   Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

 39   Qualified Investors

 41   Buying Shares

 43   Investor Services

 47   Selling Shares

 49   Account Policies

 53   Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover



FRANKLIN AGGRESSIVE GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is capital appreciation.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

[Begin call out]
The Fund invests primarily in companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential. [End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund invests in companies that the manager believes have the potential for capital appreciation. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The Fund's manager is a research driven, fundamental investor, pursuing an aggressive growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have exceptional growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology).

The Fund may invest up to 10% of its assets in foreign securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

AGGRESSIVE GROWTH STYLE INVESTING The Fund's manager uses an aggressive growth strategy in choosing the Fund's investments. As a result, an investment in the Fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues and product development. If a company's earnings or revenues fall short of expectations, or if its products do not come on line on a timely basis, its stock price may fall dramatically. Aggressive growth stocks often are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER AND MIDSIZE COMPANIES Smaller and midsize companies involve greater risks than larger, more established companies. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact of the Fund's performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which always maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES These companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

PORTFOLIO TURNOVER Because of the Fund's aggressive growth strategy, the Fund's portfolio turnover rate may be higher than that of other mutual funds. High portfolio turnover may involve additional expenses to the Fund, including transaction costs for purchases and sales of securities. These transactions may result in realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear]  PERFORMANCE
                                       -----------

This information gives some indication of the risks of investing in the Fund by comparing the Fund's performance with two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-25.57%
2000
YEAR

[Begin callout]
BEST QUARTER:
Q4 '99  75.47%

WORST QUARTER:
Q4 '00 -36.86%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000
                                                   SINCE
                                                 INCEPTION
                                  1 YEAR         (06/23/99)
------------------------------------------------------------
Franklin Aggressive Growth
Fund - Advisor Class/2            -25.57%         48.62%
S&P 500 Index/3                    -9.11%         -0.55%
Russell 3000 Index/4              -22.42%         -3.07%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2001, the Fund's year-to-date return was -14.57%.
2. All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Russell 3000(R)Index is an unmanaged group that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   ADVISOR CLASS
-------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                   ADVISOR CLASS
-------------------------------------------------------------------
Management fees/1                                        0.50%
Distribution and service (12b-1) fees                    None
Other expenses                                           0.53%
                                                  -----------------
Total annual Fund operating expenses/1                   1.03%
                                                  -----------------
Management fee reduction/1                              -0.03%
                                                  -----------------
Net annual Fund operating expenses/1                     1.00%
                                                  -----------------

---------

1. For the fiscal year ended April 30, 2001, the administrator had agreed in advance to limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund. The manager had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.47% and total annual Fund operating expenses were 0.90%. The manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year;
o   The Fund's operating expenses remain the same; and
o   You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 YEAR     3 YEARS    5 YEARS   10 YEARS
 ---------------------------------------------
     $102        $318       $552     $1,225

[Insert graphic of briefcase]  MANAGEMENT
                               ----------

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $266 billion in assets.


The team responsible for the Fund's management is:

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1992.

JOHN P. SCANDALIOS, PORTFOLIO MANAGER OF ADVISERS
Mr. Scandalios has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1996. Previously, he was with Chase Manhattan Bank.

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1989.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2001, management fees, before any advance waiver, were 0.50% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.47% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------
This table presents the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                                          YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------
                                                       2001          2000/4
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                   25.31         10.00
                                                 ------------------------------
 Net investment loss/1                                  (.09)         (.05)
 Net realized and unrealized gains (losses)            (9.81)        15.86
                                                 ------------------------------
Total from investment operations                       (9.90)        15.81
                                                 ------------------------------
 Distributions from net investment income                 -           (.03)
 Distributions from net realized gains                  (.01)         (.47)
                                                 ------------------------------
Total Distributions                                     (.01)         (.50)
                                                 ------------------------------
Net asset value, end of period                         15.40         25.31
                                                ===============================
Total return (%)/2                                    (39.13)       159.18

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                  22,276       46,726
Ratios to average net assets: (%)
 Expenses                                                .90           .90/3
 Expenses excluding waiver and payments by              1.00           .94/3
affiliate
Net investment loss                                     (.42)         (.25)/3
Portfolio turnover rate (%)                           157.74        148.67

---------
1. Based on average shares outstanding.
2. Total return is not annualized.
3. Annualized.
4. For the period June 23, 1999 (effective date) to April 30, 2000.
---------

FRANKLIN LARGE CAP GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's principal investment goal is long-term capital appreciation.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of large cap growth companies. Shareholders will be given 60 days' advance notice of any change to this policy.

For purposes of the Fund's investments, large cap growth companies include well-established companies with market cap values within the top 50% of companies in the Russell 1000 Index at the time of purchase. That index consists of 1,000 large companies that have publicly traded securities. Market cap value is defined as share price multiplied by the number of common stock shares outstanding. The manager seeks companies across a wide range of industries that have above-average growth potential and that are highly competitive within their industry.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund may have up to 25% of its assets invested in foreign securities.

[Begin callout]
The Fund invests at least 80% of its net assets in large cap growth companies. [End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on companies that have exhibited above average growth, strong financial records and large market capitalization. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a proven technology, industry leadership, a particular niche, sound financial records and strong management are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have superior growth potential and the fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health technology) and telecommunications.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks are often more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies, which may make a company's products or services obsolete in a short period of time. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES These companies face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

TELECOMMUNICATION COMPANIES In addition to risks faced by the technology sector in general, telecommunication companies may be adversely affected by international, federal, and state regulations to which they are subject. In addition, this sector has been undergoing deregulations to enable increased competition, which could affect the companies in these sectors.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This information gives some indication of the risks of investing in the Fund by comparing the Fund's performance with two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-3.02%
2000
YEAR

[Begin callout]
BEST QUARTER:
Q4 '99  36.02%

WORST QUARTER:
Q4 '00 -20.70%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000
                                                    SINCE
                                                  INCEPTION
                                      1 YEAR      (06/07/99)
-----------------------------------------------------------------
Franklin Large Cap Growth Fund
- Advisor Class/2                     -3.02%       21.38%
S&P 500 Index/3                       -9.11%        1.31%
Russell 1000 Growth Index/4          -22.42%       -0.93%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2001, the Fund's year-to-date return was -18.75%.
2. All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Russell 1000 Growth Index is an unmanaged group of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                   ------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases       None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  ADVISOR CLASS
------------------------------------------------------------------
Management fees/1                                       0.50%
Distribution and service (12b-1) fees                   None
Other expenses                                          0.45%
                                                 -----------------
Total annual Fund operating expenses/1                  0.95%
                                                 -----------------
Management fee reduction/1                             -0.03%
                                                 -----------------
Net annual Fund operating expenses/1                    0.92%
                                                 -----------------

1. For the fiscal year ended April 30, 2001, the administrator had agreed in advance to limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund. The manager had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.47% and total annual Fund operating expenses were 0.90%. The manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fees if the Fund invests in a Franklin Templeton money fund.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year;
o   The Fund's operating expenses remain the same; and
o   You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 YEAR        3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------
     $94          $293          $509        $1,131

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $266 billion in assets.

The team responsible for the Fund's management is:

THERESA F. SPATH CFA, PORTFOLIO MANAGER OF ADVISERS
Ms. Spath has been a manager of the Fund since its inception. She joined Franklin Templeton Investments in 1994.

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1987.

MATT MOBERG CPA, PORTFOLIO MANAGER OF ADVISERS
Mr. Moberg has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1998.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2001, management fees, before any advance waiver were 0.50% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.47% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                                       YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------
                                                      2001          2000/4
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                  14.88         10.00
                                                 ------------------------------
 Net investment income (loss)/1                          -/5         (.01)
 Net realized and unrealized gains (losses)           (3.26)         4.91
                                                 ------------------------------
Total from investment operations                      (3.26)         4.90
                                                 ------------------------------
 Distributions from net investment income              (.02)         (.02)
 Distribution from net realized gains                  (.02)           -
                                                 ------------------------------
Total distributions                                    (.04)         (.02)
                                                 ------------------------------
Net asset value, end of period                        11.58         14.88
                                                 ==============================
Total return (%)/2                                   (21.95)        49.01

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                 17,771       19,902
Ratios to average net assets: (%)
 Expenses                                               .90           .90/3
 Expenses excluding waiver and payments by              .92          1.06/3
affiliate
Net investment income loss                              .01          (.06)/3
Portfolio turnover rate (%)                          106.17         93.95

1. Based on average shares outstanding.
2. Total return is not annualized.
3. Annualized.
4. For the period June 7, 1999 (effective date) to April 30, 2000.
5. Includes net investment income in the amount of $.001.


FRANKLIN SMALL-MID CAP GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of small capitalization (small cap) companies and in the equity securities of mid capitalization (mid cap) companies. Shareholders will be given 60 days' advance notice of any change to this policy.

For this Fund, mid cap companies are those companies with market cap values not exceeding $8.5 billion and small cap companies are those companies with market cap values not exceeding: (i)$1.5 billion; or (ii) the highest market cap value in the Russell 2000 Growth Index; whichever is greater at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds the small or mid cap measures described above.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund invests 80% of its total assets in common stocks of mid and small cap U.S. companies.
[End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing equity investments, the Fund's manager considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks are often more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER AND MIDSIZE COMPANIES Smaller and midsize companies involve greater risks than larger, more established companies. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 8 calendar years. The table shows how the Fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,/2

[Insert bar graph]

21.77%    9.22%   42.20%   27.07%   16.07%   0.35%   97.66%   -9.56%
  93       94      95        96       97      98       99       00
                           YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99
59.91%

WORST
QUARTER:
Q3 '98
-23.52%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000
                                                                      SINCE
                                                                    INCEPTION
                                           1 YEAR      5 YEARS      (2/14/92)
--------------------------------------------------------------------------------
Franklin Small-Midcap Growth Fund
-Advisor Class/2                           -9.56%       21.76%         21.47%
S&P 500 Index/3                            -9.11%       18.33%         16.50%
Russell 2500 Growth Index/4               -16.09%       12.18%         11.61%

---------

1. As of June 30, 2001, the Fund's year-to-date return was -14.76%.


2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Stand & Poor's Micropal. The Russell 2500 Growth Index is an unmanaged group of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases      None


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  ADVISOR CLASS
Management fees                                       0.45%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.16%
                                                 ----------------
Total annual Fund operating expenses                  0.61%
                                                 ----------------

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------
   $62       $195     $340      $762


[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $266 billion in assets.

The team responsible for the Fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since 1992. He joined Franklin Templeton Investments in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2001, the Fund paid 0.45% of its average daily net assets to the manager for its services.

Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
                               --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                                YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------
                                  2001    2000     1999      1998     1997/4
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      45.74    24.73   26.01     18.97     20.48
year                            -----------------------------------------------
 Net investment income/1             .23      .18     .10       .09       .01
 Net realized and unrealized
gains (losses)                    (11.06)   21.15   (1.00)     8.01     (1.52)
                                -----------------------------------------------
Total from investment             (10.83)   21.33    (.90)     8.10     (1.51)
operations                      -----------------------------------------------
 Distributions from net
investment income                   (.31)    (.06)   (.20)     (.13)     -
 Distributions from net
realized gains                      (.23)    (.26)   (.18)     (.93)     -
                                 ----------------------------------------------
Total distributions                 (.54)    (.32)   (.38)    (1.06)     -
                                -----------------------------------------------
Net asset value, end of year       34.37    45.74   24.73     26.01     18.97
                                ===============================================
Total return (%)/2                (23.83)   86.43   (3.12)    43.68     (7.37)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       357,832   436,864   168,055  118,683   18,777
Ratios to average net assets:(%)
 Expenses                            .61      .60     .69       .64       .69/3
Net investment income                .54      .49     .56       .58       .30/3
Portfolio turnover rate (%)        27.23    24.67   46.73     42.97     55.27

1. Based on average shares outstanding effective year ended April 30, 2000.
2. Total return is not annualized.
3. Annualized.
4. For the period January 2, 1997 (effective date) to April 30, 1997.


FRANKLIN SMALL CAP GROWTH FUND II

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its total assets in the equity securities of small capitalization (small cap) companies. Shareholders will be given 60 days' advance notice of any change to this policy.

For this Fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Growth Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds these small cap measures. The Fund follows a practice of selectively selling investment positions so as to maintain a median market cap value for its portfolio of approximately $1.5 billion or lower.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund invests primarily in common stocks of small cap U.S. companies. [End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks are often more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER COMPANIES Smaller companies involve greater risks than larger, more established companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

Because the Fund is new, it does not have a full calendar year of performance.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases       None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/1

                                                  ADVISOR CLASS
------------------------------------------------------------------
Management fees/2                                       0.54%
Distribution and service (12b-1) fees                   None
Other expenses                                          0.48%
                                                 -----------------
Total annual Fund operating expenses/2                  1.02%
                                                 -----------------
Management fee reduction/2                             -0.05%
                                                 -----------------
Net annual Fund operating expenses/2                    0.97%
                                                 -----------------

1. The management fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
2. For the fiscal year ended April 30, 2001, the manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $99      $309      $536    $1,190



[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $266 billion in assets.

The team responsible for the Fund's management is:

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1992.

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1987.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2001, management fees, before any advance waiver were 0.54% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.49% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS         YEAR ENDED APRIL 30, 2001
------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                     10.00
                            ----------------
   Net investment loss/1               (.01)
   Net realized and
   unrealized gains                     .32
                            ----------------
Total from investment
operations                              .31
                            ----------------
Net asset value, end of               10.31
year
                            ----------------
Total return (%)/2                     3.10

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                           55,606
Ratios to average net
assets: (%)
   Expenses                             .97
   Net investment loss                 (.05)
Portfolio turnover rate (%)           74.97

1. Based on average shares outstanding.
2. Total return is not annualized.

[Insert graphic of dollar signs
and stacks of coins] DISTRIBUTIONS AND TAXES
                     -----------------------

2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (the Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates and provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs). If you have questions about how the Tax Act will affect your investment in any Fund, you should contact your personal tax advisor. For more information about enhanced retirement and educational savings opportunities, please call Retirement Services at 1-800/527-2020 or Fund Information at 1-800/DIAL BEN.

INCOME AND CAPITAL GAIN DISTRIBUTIONS
Each Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
BACKUP WITHHOLDING
By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

o   provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be as shown in this table:



PERIOD                            WITHHOLDING RATE
-----------------------------------------------------
Before 8/7/01                          31%
8/7/01 - 12/31/01                      30.5%
1/1/02 - 12/31/03                      30%
1/1/04 - 12/31/05                      29%
1/1/06 - 12/31/10                      28%


When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] QUALIFIED INVESTORS
                                          -------------------

The following investors may qualify to buy Advisor Class shares of the Funds.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Funds generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Funds' Advisor Class shares.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 43). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
-------------------------------------------------------------------------------
                        OPENING AN ACCOUNT         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------

[Insert graphic of      Contact your               Contact your
hands shaking]          investment                 investment
THROUGH YOUR            representative             representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
[Insert graphic of      If you have another       Before requesting a
phone and computer]     Franklin Templeton        telephone or online
                        fund account with         purchase into an
BY PHONE/ONLINE         your bank account         existing account,
                        information on file,      please make sure we
(Up to $100,000 per     you may open a new        have your bank
shareholder per day)    account by phone. At      account information
                        this time, a new          on file. If we do not
1-800/632-2301          account may not be        have this information,
                        opened online.            you will need to send
franklintempleton.com                             written instructions with
                        To make a same day        your bank's name and address,
NOTE:  CERTAIN ACCOUNT  investment, your          a voided check or savings
TYPES ARE NOT           phone order must be       account deposit slip, and
AVAILABLE FOR ONLINE    received and accepted     a signature guarantee if the
ACCOUNT ACCESS          by us by 1:00 p.m.        bank and Fund accounts do not
                        Pacific time or the       have at least one common
                        close of the New York     owner.
                        Stock Exchange,
                        whichever is earlier.     To make a same day investment,
                                                  your phone or online order
                                                  must be received and accepted
                                                  by us by 1:00 p.m. Pacific
                                                  time or the close of the New
                                                  York Stock Exchange, whichever
                                                  is earlier.

-------------------------------------------------------------------------------
[Insert graphic of      Make your check           Make your check
envelope]               payable to the Fund.      payable to the Fund.
BY MAIL                                           Include your account
                        Mail the check and        number on the check.
                        your signed
                        application to            Fill out the deposit
                        Investor Services.        slip from your
                                                  account statement. If
                                                  you do not have a
                                                  slip, include a note
                                                  with your name, the
                                                  Fund name, and your
                                                  account number.

                                                  Mail the check and deposit
                                                  slip or note to Investor
                                                  Services.
-------------------------------------------------------------------------------
[Insert graphic of      Call to receive a         Call to receive a
three lightning bolts]  wire control number       wire control number
BY WIRE                 and wire instructions.    and wire instructions.

1-800/632-2301          Wire the funds and        To make a same day
(or 1-650/312-2000      mail your signed          wire investment,
collect)                application to            please call us by
                        Investor Services.        1:00 p.m. Pacific
                        Please include the        time and make sure
                        wire control number       your wire arrives by
                        or your new account       3:00 p.m.
                        number on the
                        application.

                        To make a same day
                        wire investment, please
                        call us by 1:00 p.m.
                        Pacific time and make
                        sure your wire arrives
                        by 3:00 p.m.
-------------------------------------------------------------------------------
[Insert graphic of two  Call Shareholder          Call Shareholder
arrows pointing in      Services at the           Services at the
opposite directions]    number below, or send     number below, or send
BY EXCHANGE             signed written            signed written
                        instructions. You         instructions. You
                        also may place an         also may place an
Our Website             online exchange order.    online exchange order.
franklintempleton.com
                         (Please see page 45      (Please see page 45
                        for information on        for information on
                        exchanges.)               exchanges.)
-------------------------------------------------------------------------------
              Franklin Templeton Investor Services P.O. Box 997151,
                            Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time
                 Saturday 6:30 a.m. to 2:30 p.m., Pacific time)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to a Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton funds or to register to view your accounts online. You also may register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online. You may also register online for Franklin Templeton's convenient electronic delivery of your important shareholder documents.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans). In addition, you may elect to receive your important shareholder documents online and discontinue receiving paper copies.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund,you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) a Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 51).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

 [Insert graphic of a certificate] SELLING SHARES
                                   --------------

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o   you are selling more than $100,000 worth of shares

o   you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
--------------------------------------------------------------------------------
                             TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                             Contact your investment
THROUGH YOUR                 representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic              Send written instructions and
of envelope]                 endorsed share certificates (if you
                             hold share certificates) to Investor
BY MAIL                      Services.  Corporate, partnership or
                             trust accounts may need to send
                             additional documents.

                             Specify the Fund, the account number
                             and the dollar value or number of
                             shares you wish to sell. Be sure to
                             include all necessary signatures and
                             any additional documents, as well as
                             signature guarantees if required.

                            A check will be mailed to the name(s) and address
                            on the account, or otherwise according to your written instructions.
--------------------------------------------------------------------------------
[Insert graphic of           As long as your transaction is for
phone and computer]          $100,000 or less, you do not hold
                             share certificates and you have not
BY PHONE/ONLINE              changed your address by phone or
                             online within the last 15 days, you
1-800/632-2301               can sell your shares by phone or
                             online.
franklintempleton.com
                             A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

                             (Please see page 44 for more information.)
--------------------------------------------------------------------------------
[Insert graphic of           You can call, write, or visit us
three                        online to have redemption proceeds
lightning bolts]             sent to a bank account. See the
                             policies above for selling shares by
BY ELECTRONIC FUNDS          mail, phone, or online.
TRANSFER (ACH)
                             Before requesting to have redemption
                             proceeds sent to a bank account,
                             please make sure we have your bank
                             account information on file. If we
                             do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                             If we receive your request in proper
                             form by 1:00 p.m. Pacific time,
                             proceeds sent by ACH generally will
                             be available within two to three
                             business days.
--------------------------------------------------------------------------------

[Insert graphic of           Obtain a current prospectus for the
two                          fund you are considering.
arrows pointing in           Prospectuses are available online at
opposite                     franklintempleton.com.
directions]
                             Call Shareholder Services at the
BY EXCHANGE                  number below or send signed written
                             instructions. You also may place an
                             exchange order online.  See the
                             policies above for selling shares by
                             mail, phone, or online.

                             If you hold share certificates, you
                             will need to return them to the Fund
                             before your exchange can be
                             processed.
--------------------------------------------------------------------------------
              Franklin Templeton Investor Services P.O. Box 997151,
                            Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time
                 Saturday 6:30 a.m. to 2:30 p.m., Pacific time)

[Insert graphic of paper and pen]  ACCOUNT POLICIES
                                  -----------------

CALCULATING SHARE PRICE Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Funds' financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review these documents on our website if you have registered to view your account information online. If you are registered for online services, you may also enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Visit us online at franklintempleton.com for more information.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of important shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II may restrict or refuse purchases or exchanges by Market Timers. The Small-Mid Cap Fund does not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by a Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers who redeem or exchange their shares of the Fund within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investors Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Funds may change their investment minimums or waive or lower its minimums for certain purchases.

o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS
                                 ----------

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME           TELEPHONE NUMBER    THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services      1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                            6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information          1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                          (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services       1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services          1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637    5:30 a.m. to 5:00 p.m.
TeleFACTS(R)              1-800/247-1753    (around-the-clock access)
(automated)

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.



Investment Company Act file #811-6243                            FSS1 PA 09/01






SHAREHOLDER LETTER


Dear Shareholder:

This annual report for Franklin Strategic Series covers the period ended April 30, 2001.


THE ECONOMY SLOWS

The 12 months under review witnessed significant economic deceleration. Gross domestic product (GDP), the broadest gauge of economic vibrancy, waned to an annualized pace of just 1.2% for the six months ended March 31, 2001, its weakest showing since 1995. Recession concerns took hold amid reports of sharply rising unemployment, weak industrial expansion and technology spending, higher energy costs and reduced production in the manufacturing sectors. In response, the Federal Reserve Board (the Fed) swiftly cut the key federal funds target rate from 6.5% to 4.5% during the first four months of 2001, in an attempt to pump some life into the economy. Toward the latter part of the period, the economy seemed to stabilize, albeit at substantially lower levels than the past few years. Inflation also became a concern as it picked up to around 3.0% by period end. Waning domestic growth seemed to exacerbate foreign economic problems, especially for export-dependent countries in the emerging markets of Latin America and Southeast Asia.


CONTENTS

Shareholder Letter                                                             1

Fund Reports

  Franklin Aggressive
  Growth Fund ............................................................     6
  Franklin California
  Growth Fund ............................................................    16
  Franklin Large Cap
  Growth Fund ............................................................    28
  Franklin Small Cap
  Growth Fund I ..........................................................    38
  Franklin Small Cap
  Growth Fund II .........................................................    48

Financial Highlights &
Statements of Investments ................................................    58

Financial Statements .....................................................    99

Notes to
Financial Statements .....................................................   108

Independent
Auditors' Report .........................................................   120

Tax Designation ..........................................................   121


[FUND CATEGORY PYRAMID GRAPHIC]

BULL OR BEAR?

The slowing economy had a profound effect on corporate profits, causing equity markets to wilt under a barrage of corporate earnings disappointments. During the latter half of 2000, gloomy corporate profit warnings and evidence of an economic slowdown took bites out of the markets as they began a long descent from all-time highs reached just a few months earlier. By March 2001, the cumulative effect of months of bad news seemed to overwhelm investors, sending them to the exits.

As a result, the major indexes tumbled into bear markets, defined as a prolonged decline of 20% or more. The technology-heavy Nasdaq Composite Index (Nasdaq(R)) plummeted as technology, Internet and telecommunication stocks sold off substantially and scores of Internet companies scaled back dramatically or collapsed. The broader Standard & Poor's 500(R) Composite

U.S. STOCK MARKET PERFORMANCE
Price Returns of Nasdaq, S&P 500, and Dow
(4/1/00 - 4/30/01)

[PLOT POINTS]

                  S&P 500            S&P 500      DJIA            DJIA Total     NASDAQ            NASDAQ
                  -------            -------      ----            ----------     ------            ------
                                  Total Return                       Ret                          Total Ret
                                  ------------                       ---                          ---------

01-May-00         1468.25                        10811.78                        3958.08
02-May-00         1446.29         -0.014956581   10731.12        -0.007460381    3785.45        -0.043614581
03-May-00          1415.1         -0.036199557   10480.13        -0.030674875    3707.31        -0.063356476
04-May-00         1409.57         -0.039965946   10412.49        -0.036931014    3720.24         -0.06008974
05-May-00         1432.63         -0.024260174   10577.86         -0.02163566    3816.82        -0.035689021
08-May-00         1424.17         -0.030022135   10603.63        -0.019252149    3669.38        -0.072939405
09-May-00         1412.14         -0.038215563   10536.75        -0.025437994    3585.01        -0.094255295
10-May-00         1383.05         -0.058028265   10367.78        -0.041066318    3384.73        -0.144855587
11-May-00         1407.81         -0.041164652   10545.97        -0.024585221    3499.58        -0.115838993
12-May-00         1420.96         -0.032208411   10609.37        -0.018721247    3529.06        -0.108390937
15-May-00         1452.36         -0.010822408   10807.78        -0.000369967    3607.65         -0.08853535
16-May-00         1466.04         -0.001505193   10934.57         0.011357057    3717.57         -0.06076431
17-May-00          1447.8         -0.013928146   10769.74        -0.003888351    3644.96        -0.079109063
18-May-00         1437.21         -0.021140814   10777.28        -0.003190964    3538.71        -0.105952886
19-May-00         1406.95         -0.041750383   10626.85        -0.017104492    3390.4         -0.143423074
22-May-00         1400.72          -0.04599353   10542.55        -0.024901543    3364.21        -0.150039918
23-May-00         1373.86         -0.064287417   10422.27        -0.036026445    3164.55        -0.200483568
24-May-00         1399.05         -0.047130938   10535.35        -0.025567483    3270.61        -0.173687748
25-May-00         1381.52         -0.059070322   10323.92        -0.045123005    3205.35         -0.19017554
26-May-00         1378.02         -0.061454112   10299.24          -0.0474057    3205.11        -0.190236175
30-May-00         1422.45         -0.031193598   10527.13        -0.026327765    3459.48        -0.125970167
31-May-00          1420.6         -0.032453601   10522.33        -0.026771725    3400.91        -0.140767746
01-Jun-00         1448.81         -0.013240252   10652.2         -0.014759827    3582.5         -0.094889441
02-Jun-00         1477.26          0.006136557   10794.76        -0.001574209    3813.38        -0.036558129
05-Jun-00         1467.63         -0.000422271   10815.3          0.000325571    3821.76        -0.034440941
06-Jun-00         1457.84         -0.007090073   10735.57        -0.007048793    3756.37        -0.050961577
07-Jun-00         1471.36          0.002118168   10812.86          9.9891E-05    3839.26        -0.030019605
08-Jun-00         1461.67         -0.004481526   10668.72        -0.013231864    3825.56         -0.03348088
09-Jun-00         1456.95         -0.007696237   10614.06        -0.018287461    3874.84        -0.021030399
12-Jun-00           1446          -0.015154095   10564.21        -0.022898172    3767.91        -0.048046022
13-Jun-00         1469.44          0.000810489   10621.84        -0.017567875    3851.06        -0.027038362
14-Jun-00         1470.54           0.00155968   10687.95        -0.011453248    3797.41        -0.040592914
15-Jun-00         1478.73          0.007137749   10714.82        -0.008967996    3845.74        -0.028382448
16-Jun-00         1464.46         -0.002581304   10449.3         -0.033526394    3860.56        -0.024638208
19-Jun-00           1486           0.012089222   10557.84        -0.023487344    3989.83         0.008021566
20-Jun-00         1475.95          0.005244338   10435.16        -0.034834227    4013.36         0.013966368
21-Jun-00         1479.13          0.007410182   10497.74        -0.029046096    4064.01         0.026762976
22-Jun-00         1452.18         -0.010945003   10376.12        -0.040294938    3936.84        -0.005366238
23-Jun-00         1441.48          -0.01823259   10404.75          -0.0376469    3845.34        -0.028483507
26-Jun-00         1455.31         -0.008813213   10542.99        -0.024860846    3912.12        -0.011611691
27-Jun-00         1450.55         -0.012055168   10504.46        -0.028424552    3858.96        -0.025042445
28-Jun-00         1454.82         -0.009146944   10527.79         -0.02626672    3940.34        -0.004481971
29-Jun-00         1442.39         -0.017612804   10398.04        -0.038267519    3877.23         -0.02042657
30-Jun-00          1454.6         -0.009296782   10447.89        -0.033656808    3966.11         0.002028761
03-Jul-00         1469.54          0.000878597   10560.67        -0.023225593    3991.93         0.008552126
05-Jul-00         1446.23         -0.014997446   10483.6         -0.030353929    3863.1         -0.023996483
06-Jul-00         1456.67          -0.00788694   10481.47        -0.030550936    3960.57         0.000629093
07-Jul-00          1478.9          0.007253533   10635.98        -0.016260042    4023.2          0.016452421
10-Jul-00         1475.62          0.005019581   10646.58         -0.01527963    3980.29         0.005611306
11-Jul-00         1480.88          0.008602077   10727.19        -0.007823874    3956.42        -0.000419395
12-Jul-00         1492.92          0.016802316   10783.41         -0.00262399    4099.59         0.035752183
13-Jul-00         1495.84          0.018791078   10788.71        -0.002133784    4174.86         0.054768979
14-Jul-00         1509.98           0.02842159   10812.75          8.9717E-05    4246.18         0.072787816
17-Jul-00         1510.49          0.028768943   10804.27        -0.000694613    4274.67         0.079985751
18-Jul-00         1493.74          0.017360804   10739.92        -0.006646454    4177.17         0.055352595
19-Jul-00         1481.96          0.009337647   10696.08        -0.010701291    4055.63         0.024645788
20-Jul-00         1495.57          0.018607185   10843.87         0.002968059    4184.56         0.057219662
21-Jul-00         1480.19           0.00813213   10733.56        -0.007234701    4094.45         0.034453573
24-Jul-00         1464.29         -0.002697088   10685.12           -0.011715    3981.57         0.005934696
25-Jul-00         1474.47          0.004236336   10699.97        -0.010341498    4029.57         0.018061788
26-Jul-00         1452.42         -0.010781543   10516.48        -0.027312801    3987.72         0.007488479
27-Jul-00         1449.62         -0.012688575   10586.13        -0.020870754    3842.23        -0.029269242
28-Jul-00         1419.89          -0.03293717   10511.17        -0.027803932     3663          -0.074551298
31-Jul-00         1430.83         -0.025486123   10521.98        -0.026804097    3766.99        -0.048278458
01-Aug-00          1438.1          -0.02053465   10606.95        -0.018945077    3685.52         -0.06886167
02-Aug-00          1438.7            -0.020126   10687.53        -0.011492095    3658.46        -0.075698318
03-Aug-00         1452.56         -0.010686191   10706.58        -0.009730128    3759.88        -0.050074784
04-Aug-00         1462.93         -0.003623361   10767.75         -0.00407241    3787.36        -0.043132024
07-Aug-00         1479.32          0.007539588   10867.01         0.005108317    3862.99        -0.024024274
08-Aug-00          1482.8          0.009909757   10976.89         0.015271306    3848.55        -0.027672508
09-Aug-00         1472.87          0.003146603   10905.83         0.008698845    3853.5         -0.026421902
10-Aug-00         1460.25         -0.005448663   10908.76         0.008969846    3759.99        -0.050046992
11-Aug-00         1471.84          0.002445088   11027.8          0.019980059    3789.47        -0.042598937
14-Aug-00         1491.56          0.015876043   11176.14         0.033700279    3849.69        -0.027384489
15-Aug-00         1484.43          0.011019922    11067           0.023605734    3851.66        -0.026886773
16-Aug-00         1479.85          0.007900562   11008.39         0.018184795    3861.2         -0.024476514
17-Aug-00         1496.07          0.018947727   11055.64         0.022555028    3940.87        -0.004348068
18-Aug-00         1491.72          0.015985016   11046.48         0.021707804    3930.34        -0.007008449
21-Aug-00         1499.48           0.02127022   11079.81         0.024790553    3953.15        -0.001245553
22-Aug-00         1498.13          0.020350758   11139.15          0.03027901    3958.21         3.28442E-05
23-Aug-00         1505.97          0.025690448   11144.65         0.030787715    4011.01         0.013372645
24-Aug-00         1508.31          0.027284182   11182.74         0.034310724    4053.28         0.024052066
25-Aug-00         1506.45          0.026017368   11192.63         0.035225467    4042.68            0.021374
28-Aug-00         1514.09          0.031220841   11252.84         0.040794393    4070.59         0.028425398
29-Aug-00         1509.84          0.028326239   11215.1          0.037303756    4082.17         0.031351059
30-Aug-00         1502.59          0.023388388   11103.01          0.02693636    4103.81         0.036818356
31-Aug-00         1517.68          0.033665929   11215.1          0.037303756    4206.35         0.062724856
01-Sep-00         1520.77          0.035770475   11238.78         0.039493959    4234.33          0.06979394
05-Sep-00         1507.08           0.02644645   11260.61         0.041513053    4143.18         0.046765098
06-Sep-00         1492.25           0.01634599   11310.64         0.046140414    4013.34         0.013961315
07-Sep-00         1502.51          0.023333901   11259.87         0.041444609    4098.35           0.0354389
08-Sep-00          1494.5          0.017878427   11220.65         0.037817085    3978.41         0.005136329
11-Sep-00         1489.26          0.014309552   11195.49         0.035489993    3896.35        -0.015595946
12-Sep-00         1481.99          0.009358079   11233.23          0.03898063    3849.51        -0.027429966
13-Sep-00         1484.91          0.011346841   11182.18         0.034258929    3893.89        -0.016217459
14-Sep-00         1480.87          0.008595266   11087.47         0.025499039    3913.86        -0.011172083
15-Sep-00         1465.81         -0.001661842    10927           0.010656895    3835.23        -0.031037776
18-Sep-00         1444.51         -0.016168909   10808.52        -0.000301523    3726.52        -0.058503113
19-Sep-00          1459.9         -0.005687042   10789.29        -0.002080139    3865.64        -0.023354758
20-Sep-00         1451.34         -0.011517112   10687.92        -0.011456023    3897.44        -0.015320559
21-Sep-00         1449.05         -0.013076792   10765.52        -0.004278666    3828.87        -0.032644616
22-Sep-00         1448.72         -0.013301549   10847.37          0.00329178    3803.76        -0.038988601
25-Sep-00         1439.03         -0.019901243   10808.15        -0.000335745    3741.22        -0.054789191
26-Sep-00         1427.21         -0.027951643   10631.32        -0.016691054    3689.1         -0.067957191
27-Sep-00         1426.57         -0.028387536   10628.36        -0.016964829    3656.3         -0.076244038
28-Sep-00         1458.29         -0.006783586   10824.06         0.001135798    3778.32        -0.045415959
29-Sep-00         1436.51         -0.021617572   10650.92        -0.014878216    3672.82        -0.072070297
02-Oct-00         1436.23         -0.021808275   10700.13        -0.010326699    3568.9         -0.098325451
03-Oct-00         1426.46         -0.028462455   10719.74        -0.008512937    3455.83        -0.126892332
04-Oct-00         1434.32         -0.023109144   10784.48        -0.002525024    3523.1         -0.109896718
05-Oct-00         1436.28         -0.021774221   10724.92         -0.00803383    3472.1         -0.122781753
06-Oct-00         1408.99         -0.040360974   10596.54        -0.019907915    3361.01        -0.150848391
09-Oct-00         1402.03         -0.045101311   10568.43        -0.022507857    3355.56        -0.152225321
10-Oct-00         1387.02         -0.055324366   10524.4         -0.026580267    3240.54        -0.181284865
11-Oct-00         1364.59         -0.070601056   10413.79        -0.036810775    3168.49        -0.199488136
12-Oct-00         1329.78         -0.094309552   10034.58        -0.071884556    3074.68        -0.223189021
13-Oct-00         1374.17         -0.064076281   10192.18        -0.057307862    3316.77        -0.162025528
16-Oct-00         1374.62         -0.063769794   10238.8         -0.052995899    3290.28        -0.168718166
17-Oct-00         1349.97         -0.080558488   10089.71        -0.066785488    3213.96        -0.188000243
18-Oct-00         1342.13         -0.085898178   9975.02         -0.077393362    3171.56        -0.198712507
19-Oct-00         1388.76         -0.054139281   10142.98        -0.061858454    3418.6         -0.136298407
20-Oct-00         1396.93         -0.048574834   10226.59        -0.054125223    3483.14        -0.119992522
23-Oct-00         1395.78         -0.049358079   10271.72        -0.049951072    3468.69        -0.123643282
24-Oct-00         1398.13         -0.047757534   10393.07        -0.038727203    3419.79        -0.135997756
25-Oct-00          1364.9          -0.07038992   10326.48        -0.044886226    3229.57        -0.184056411
26-Oct-00         1364.44         -0.070703218   10380.12        -0.039924971    3272.18        -0.173291091
27-Oct-00         1379.58         -0.060391623   10590.62        -0.020455466    3278.36        -0.171729728
30-Oct-00         1398.66         -0.047396561   10835.77         0.002218876    3191.4         -0.193699976
31-Oct-00          1429.4         -0.026460072   10971.14         0.014739479    3369.63        -0.148670568
01-Nov-00         1421.22          -0.03203133   10899.47         0.008110598    3333.39        -0.157826522
02-Nov-00         1428.32         -0.027195641   10880.51         0.006356955    3429.02        -0.133665818
03-Nov-00         1426.69         -0.028305806   10817.95         0.000570674    3451.58        -0.127966085
06-Nov-00         1432.19          -0.02455985   10977.21         0.015300903    3416.21        -0.136902235
07-Nov-00         1431.87         -0.024777797   10952.18         0.012985836    3415.79        -0.137008347
08-Nov-00         1409.28          -0.04016346   10907.06          0.00881261    3231.7         -0.183518271
09-Nov-00         1400.14         -0.046388558   10834.25         0.002078289    3200.35        -0.191438778
10-Nov-00         1365.98          -0.06965435   10602.95        -0.019315043    3028.99        -0.234732497
13-Nov-00         1351.26         -0.079679891   10517.25        -0.027241583    2966.72        -0.250464872
14-Nov-00         1382.95         -0.058096373   10681.06        -0.012090516    3138.27        -0.207123151
15-Nov-00         1389.81         -0.053424144   10707.6         -0.009635786    3165.49        -0.200246079
16-Nov-00         1372.32         -0.065336285   10656.03        -0.014405584    3031.88        -0.234002345
17-Nov-00         1367.72         -0.068469266   10629.87        -0.016825167    3027.19        -0.235187263
20-Nov-00         1342.62         -0.085564447   10462.65         -0.03229163    2875.64        -0.273476029
21-Nov-00         1347.35         -0.082342925   10494.5         -0.029345769    2871.45        -0.274534623
22-Nov-00         1322.36         -0.099363187   10399.32         -0.03814913    2755.34        -0.303869553
24-Nov-00         1341.77         -0.086143368   10470.23        -0.031590543    2904.38        -0.266214932
27-Nov-00         1348.97         -0.081239571   10546.07        -0.024575972    2880.49        -0.272250687
28-Nov-00         1336.09         -0.090011919   10507.58        -0.028135978    2734.98        -0.309013461
29-Nov-00         1341.91         -0.086048016   10629.11         -0.01689546    2706.93         -0.31610023
30-Nov-00         1314.95         -0.104410012   10414.49        -0.036746031    2597.93        -0.343638835
01-Dec-00         1315.23         -0.104219309   10373.54        -0.040533566    2645.29        -0.331673438
04-Dec-00         1324.97         -0.097585561   10560.1         -0.023278313    2615.75        -0.339136652
05-Dec-00         1376.54         -0.062462115   10898.72         0.008041229    2889.8         -0.269898537
06-Dec-00         1351.46         -0.079543674   10664.38        -0.013633278    2796.5         -0.293470572
07-Dec-00         1343.55          -0.08493104   10617.36        -0.017982238    2752.66        -0.304546649
08-Dec-00         1369.89         -0.066991316   10712.91        -0.009144655    2917.43        -0.262917879
11-Dec-00          1380.2         -0.059969351   10725.8         -0.007952437    3015.1         -0.238241774
12-Dec-00         1371.18         -0.066112719   10768.27        -0.004024314    2931.77        -0.259294911
13-Dec-00         1359.99         -0.073734037   10794.44        -0.001603806    2822.77        -0.286833515
14-Dec-00         1340.93         -0.086715478   10674.99        -0.012651941    2728.51        -0.310648092
15-Dec-00         1312.15         -0.106317044   10434.96        -0.034852725    2653.27        -0.329657309
18-Dec-00         1322.74         -0.099104376   10645.42        -0.015386921    2624.52        -0.336920931
19-Dec-00          1305.6         -0.110778137   10584.37        -0.021033539    2511.71        -0.365422124
20-Dec-00         1264.74         -0.138607185   10318.93        -0.045584538    2332.78        -0.410628385
21-Dec-00         1274.86         -0.131714626   10487.29        -0.030012634    2340.12        -0.408773951
22-Dec-00         1305.97         -0.110526137   10635.56        -0.016298889    2517.02        -0.364080564
26-Dec-00         1315.19         -0.104246552   10692.44         -0.01103796    2493.52        -0.370017786
27-Dec-00         1328.92         -0.094895284   10803.16        -0.000797279    2539.35         -0.35843894
28-Dec-00         1334.22         -0.091285544   10868.76         0.005270178    2557.76        -0.353787695
29-Dec-00         1320.28          -0.10077984   10786.85        -0.002305818    2470.52        -0.375828685
02-Jan-01         1283.27         -0.125986719   10646.15        -0.015319402    2291.86        -0.420966731
03-Jan-01         1347.56         -0.082199898   10945.75         0.012391114    2616.69        -0.338899163
04-Jan-01         1333.34         -0.091884897   10912.41         0.009307441    2566.83         -0.35149618
05-Jan-01         1298.35         -0.115715988   10662.01        -0.013852483    2407.65        -0.391712649
08-Jan-01         1295.86         -0.117411885   10621.35        -0.017613196    2395.92        -0.394676207
09-Jan-01          1300.8         -0.114047335   10572.55        -0.022126791    2441.3         -0.383211052
10-Jan-01         1313.27         -0.105554231   10604.27        -0.019192954    2524.18        -0.362271606
11-Jan-01         1326.82         -0.096325558   10609.55        -0.018704598    2640.57        -0.332865935
12-Jan-01         1318.32         -0.102114762   10525.38        -0.026489625    2626.5         -0.336420689
16-Jan-01         1326.65         -0.096441342   10652.66        -0.014717281    2618.55        -0.338429238
17-Jan-01         1329.47         -0.094520688   10584.34        -0.021036314    2682.78        -0.322201674
18-Jan-01         1347.97         -0.081920654   10678.28        -0.012347643    2768.49        -0.300547235
19-Jan-01         1342.55         -0.085612123   10587.59        -0.020735716    2770.38        -0.300069731
22-Jan-01          1342.9         -0.085373744   10578.24        -0.021600514    2757.91        -0.303220248
23-Jan-01          1360.4         -0.073454793   10649.81        -0.014980882    2840.39        -0.282381862
24-Jan-01          1364.3          -0.07079857   10646.97        -0.015243558    2859.15         -0.27764219
25-Jan-01         1357.51         -0.075423123   10729.52        -0.007608368    2754.28         -0.30413736
26-Jan-01         1354.95         -0.077166695   10659.98        -0.014040241    2781.3         -0.297310817
29-Jan-01         1364.17         -0.070887111   10702.19        -0.010136166    2838.34         -0.28289979
30-Jan-01         1373.73         -0.064375958   10881.2          0.006420774    2838.35        -0.282897263
31-Jan-01         1366.01         -0.069633918   10887.36         0.006990523    2772.73        -0.299476009
01-Feb-01         1373.47         -0.064553039   10983.63           0.0158947    2782.79        -0.296934372
02-Feb-01         1349.47         -0.080899029   10864.1          0.004839166    2660.5         -0.327830665
05-Feb-01         1354.31         -0.077602588   10965.85         0.014250197    2643.21        -0.332198945
06-Feb-01         1352.26         -0.078998808   10957.42         0.013470492    2664.49        -0.326822601
07-Feb-01         1340.89         -0.086742721   10946.72         0.012480831    2607.82        -0.341140149
08-Feb-01         1332.53         -0.092436574   10880.55         0.006360655    2562.06         -0.35270131
09-Feb-01         1314.76         -0.104539418   10781.45        -0.002805274    2470.97        -0.375714993
12-Feb-01         1330.31         -0.093948578   10946.77         0.012485456    2489.66        -0.370993007
13-Feb-01          1318.8         -0.101787843   10903.32         0.008466691    2427.72        -0.386642008
14-Feb-01         1315.92         -0.103749361   10795.41        -0.001514089    2491.4           -0.3705534
15-Feb-01         1326.61         -0.096468585   10891.02         0.007329043    2552.91        -0.355013037
16-Feb-01         1301.53         -0.113550145   10799.82        -0.001106201    2425.38        -0.387233204
20-Feb-01         1278.94         -0.128935808   10730.88        -0.007482579    2318.35        -0.414274092
21-Feb-01         1255.27         -0.145057041   10526.58        -0.026378635    2268.94        -0.426757418
22-Feb-01         1252.82         -0.146725694   10526.81        -0.026357362    2244.96        -0.432815911
23-Feb-01         1245.86         -0.151466031   10441.9         -0.034210833    2262.51        -0.428381943
26-Feb-01         1267.65         -0.136625234   10642.53        -0.015654222    2308.5         -0.416762673
27-Feb-01         1257.94         -0.143238549   10636.88          -0.0161768    2207.82        -0.442199248
28-Feb-01         1239.94         -0.155498042   10495.28        -0.029273626    2151.83        -0.456344996
01-Mar-01         1241.23         -0.154619445   10450.14        -0.033448701    2183.37        -0.448376486
02-Mar-01         1234.18          -0.15942108   10466.31         -0.03195311    2117.63        -0.464985549
05-Mar-01         1241.41          -0.15449685   10562.3         -0.023074831    2142.92        -0.458596087
06-Mar-01          1253.8         -0.146058233   10591.22        -0.020399971    2204.43        -0.443055724
07-Mar-01         1261.89         -0.140548272   10729.6         -0.007600969    2223.92        -0.438131619
08-Mar-01         1264.74         -0.138607185   10858.25          0.00429809    2168.73        -0.452075249
09-Mar-01         1233.42         -0.159938703   10644.62        -0.015460914    2052.78        -0.481369755
12-Mar-01         1180.16         -0.196213179   10208.25        -0.055821521    1923.38        -0.514062374
13-Mar-01         1197.66         -0.184294228   10290.8          -0.04818633    2014.78        -0.490970369
14-Mar-01         1166.71         -0.205373744   9973.46         -0.077537649    1972.09        -0.501755902
15-Mar-01         1173.56         -0.200708326   10031.28        -0.072189778    1940.71        -0.509683988
16-Mar-01         1150.53         -0.216393666   9823.41          -0.09141603    1890.91        -0.522265846
19-Mar-01         1170.81         -0.202581304   9959.11         -0.078864905    1951.18        -0.507038766
20-Mar-01         1142.62         -0.221781032   9720.76         -0.100910303    1857.44        -0.530721966
21-Mar-01         1122.14          -0.23572961     9487          -0.122531165    1830.23        -0.537596511
22-Mar-01         1117.58         -0.238835348   9389.48         -0.131550956    1897.7         -0.520550368
23-Mar-01         1139.83         -0.223681253   9504.78         -0.120886663    1928.68        -0.512723341
26-Mar-01         1152.69         -0.214922527   9687.53         -0.103983803    1918.49        -0.515297821
27-Mar-01         1182.17         -0.194844202   9947.54         -0.079935034    1972.26        -0.501712952
28-Mar-01         1153.29         -0.214513877   9785.35         -0.094936264    1854.13         -0.53155823
29-Mar-01         1147.95          -0.21815086   9799.06         -0.093668203    1820.57        -0.540037089
30-Mar-01         1160.33         -0.209719053   9878.78         -0.086294764    1840.26        -0.535062455
02-Apr-01         1145.87         -0.219567512   9777.93         -0.095622552    1782.97        -0.549536644
03-Apr-01         1106.46          -0.24640899   9485.71         -0.122650479     1673          -0.577320317
04-Apr-01         1103.25         -0.248595266   9515.42         -0.119902551    1638.8          -0.58596087
05-Apr-01         1151.44          -0.21577388   9918.05         -0.082662614     1785          -0.549023769
06-Apr-01         1128.43         -0.231445599   9791.09         -0.094405362    1720.36         -0.56535492
09-Apr-01         1137.59         -0.225206879   9845.15          -0.08940526    1745.71        -0.558950299
10-Apr-01         1168.38         -0.204236336   10102.74        -0.065580321    1852.03        -0.532088791
11-Apr-01         1165.89         -0.205932232   10013.47        -0.073837056    1898.95        -0.520234558
12-Apr-01          1183.5         -0.193938362   10126.94        -0.063342021    1961.43        -0.504449127
16-Apr-01         1179.68         -0.196540099   10158.56        -0.060417434    1909.57        -0.517551439
17-Apr-01         1191.81         -0.188278563   10216.73        -0.055037191    1923.22        -0.514102797
18-Apr-01         1238.16         -0.156710369   10615.83         -0.01812375    2079.44        -0.474634166
19-Apr-01          1253.7         -0.146126341   10693.71        -0.010920496    2182.14        -0.448687242
20-Apr-01         1242.98          -0.15342755   10579.85        -0.021451602    2163.41        -0.453419335
23-Apr-01         1224.36         -0.166109314   10532.23        -0.025856057    2059.32        -0.479717439
24-Apr-01         1209.47         -0.176250639   10454.34        -0.033060236    2016.61        -0.490508024
25-Apr-01         1228.75          -0.16311936   10625.2         -0.017257103    2059.8         -0.479596168
26-Apr-01         1234.52         -0.159189511   10692.35        -0.011046285    2034.88         -0.48589215
27-Apr-01         1253.05         -0.146569045   10810.05        -0.000160011    2075.68        -0.475584122
30-Apr-01         1249.46         -0.149014132   10734.97        -0.007104288    2116.24        -0.465336729

The graph is intended to show stock market performance, as reflected in the price returns of the Nasdaq, S&P 500 and Dow indexes, and does not illustrate the past or future performance of any Franklin Strategic Series fund.

Index (S&P 500(R)) entered bear territory for the first time since 1987, and the Dow Jones(R) Industrial Average (the Dow) saw some of its steepest weekly declines since 1989, damaging the perceived safety of blue chip stocks. A rally ensued in April as that month's surprise Fed rate cut came amid signs of slightly revived economic activity, boosting investor optimism. But overall declines could not be overshadowed. For the year ended April 30, 2001, the Nasdaq returned -44.73%, the S&P 500 -12.97% and the Dow eked out a 1.45% gain.
(1)

Continuing a trend that began in March 2000, many investors returned to a more value-oriented investment style rather than the growth-at-any-price, momentum investing that dominated the latter half of the 1990s. Thus, while most former favorites among technology and Internet-related stocks saw dramatic declines during the year under review, many smaller, value-oriented stocks performed better than the indexes indicated. In fact, more than 60% of stocks on the New York Stock Exchange actually increased in value over the 12-month period.(2) Bonds, likewise, performed relatively well, driven by lower interest rates and heightened stock market volatility, and the 10-year Treasury note posted a total return of 10.57% for the period.


1. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. -based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks.

2.   Source: Standard & Poor's COMPUSTAT(R), April 2001.

"Professional advice can make a difference."


WEATHERING THE STORM

There's nothing like market volatility to clarify an investor's risk tolerance. But, mostly, people have questions. Has the market hit bottom? Will a drop in interest rates reinvigorate stocks? What's going to happen next?

The answer to all of these questions is the same: Nobody knows for sure. Although the market swings of the past year can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. Speculative investors who are trying to spot the market bottom now are the same people who were trying to spot the market top a year ago. Only a handful succeed at this game, and then mostly because of luck. We don't recommend luck as the basis for an investment strategy. We believe a long-term plan including diversification is in order. Combine that plan with some discipline and you have a solid formula for success.

Professional advice can make a difference. Stock markets go through natural cycles, and when there is a general decline, no one with equity holdings is immune from the effect. But we firmly believe that most people benefit from the advice of a financial professional, and that advice is never more valuable than during a volatile market. For that reason, we urge you to consult your investment representative, focus on your long-term goals rather than short-term market ups and downs, and diversify your investments.

As you already know, the mutual funds in this report offer a level of diversification almost impossible for individual investors to achieve on their own. Although each Fund has a distinct investment goal, all of Franklin Templeton's management teams are dedicated to providing shareholders with a careful selection of securities, diversification and constant professional supervision. For specific information about each Fund, please refer to the Fund reports following this letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to serving your future investment needs.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in the equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared to the overall economy.
--------------------------------------------------------------------------------

This annual report for Franklin Aggressive Growth Fund covers the period ended April 30, 2001.

The U.S. economy and equity markets were unsettled during the 12 months under review and most major market indexes declined in value. U.S. economic growth began slowing during the fourth calendar quarter, as consumer spending waned in the face of higher energy prices and declining equity prices. This weakness spread quickly to the corporate market as companies became more cautious about their spending in 2001's first quarter. A variety of industries made pronounced capital spending reductions, causing technology sector growth rates


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 62.

to decline dramatically as infrastructure upgrades and modernization projects were scaled back. In an attempt to stem the weakness and reinvigorate the economy, the Federal Reserve Board (the Fed) moved to cut interest rates four times during the first four months of 2001. Although equity markets rallied temporarily after the first cut, subsequent rate cut announcements were met with less enthusiasm, as investors became increasingly concerned about the extent of the economic weakness.

The capital markets reacted negatively to the recent economic developments, and technology stocks performed particularly poorly during the year under review as earnings results disappointed investors and growth outlooks became more cautious than just a year earlier. In this environment, growth stocks underperformed value stocks by a wide margin, as evidenced by the Russell 3000 Growth Index's -31.75% return compared with the Russell 3000 Value Index, which returned +7.56% for the year ended April 30, 2001.(1) During the period, Franklin Aggressive Growth Fund - Class A posted a -39.31% cumulative total return, as shown in the Performance Summary beginning on page 12. This performance was well below the Fund's benchmarks, the Standard & Poor's 500 (S&P 500)


1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets
4/30/01


[BAR GRAPH]

Electronic Technology                          28.5%

Technology Services                            21.3%

Health Technology                              13.4%

Retail Trade                                    5.2%

Consumer Services                               4.7%

Communications                                  3.7%

Transportation                                  3.6%

Finance                                         2.8%

Utilities                                       2.7%

Health Services                                 1.9%

Industrial Services                             1.7%

Producer Manufacturing                          0.8%

Short-Term Investments & Other Net Assets       9.7%

Composite and Russell 3000 Growth Indexes, which returned -12.97% and -31.75% during the same time.(2)

The Fund's poor absolute and relative performance primarily was due to our exposure to technology stocks, which saw protracted declines after several years of excellent returns. Demand for technology products slowed as economic growth deteriorated, resulting in excess inventories in many tech-oriented market segments. When demand was strong, equipment manufacturers began over-ordering components to prepare for future growth. As equipment demand slowed, high levels of inventory became more visible, causing orders to be cut back or cancelled altogether. Prices and profit margins contracted significantly then, leading to earnings disappointments and a sharp increase in near-term profit warnings.

Although we took steps to reduce the Fund's technology stock exposure during the period, we did not anticipate the magnitude of the slowdown or the severity of the profit warnings. Despite market weakness and economic concerns, we remain optimistic regarding the long-term demand picture for growth companies, particularly for technology-related sectors, and think we could see increased corporate spending on technology in the coming years. However, we are taking a more cautious near-term position as, in our analysis, many companies still need to

2. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some companies are characterized by relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

trim their excess supply. Accordingly, we reduced the portfolio's technology exposure to 63.2% of the Fund's total net assets on April 30, 2001, compared with 81.3% on April 30, 2000. Of course, significant exposure to a single sector may result in greater volatility for the Fund than for a more broadly diversified portfolio.(3)

During the Fund's fiscal year, we continued our disciplined strategy of identifying and investing in what we believed were the best-positioned growth companies, in a variety of industries. Although our exposure to technology stocks declined, we did take advantage of the broad sell-off to initiate some new positions, particularly in select semiconductor companies that appeared less impacted by rising inventory levels.

Outside of technology, we found attractive stocks in health care, financial services, transportation and commercial and consumer services. We are particularly optimistic about the health care industry's growth prospects, especially within the pharmaceutical and biotechnology sectors, where companies should benefit from expanding pipelines for new products. During the year we increased our exposure to the pharmaceutical industry, initiating positions in both Pfizer and Pharmacia. Both companies have strong growth prospects and were trading at what we considered to be reasonable valuation levels. Late in the reporting


TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
Affiliated Computer
Services Inc., A                                                            4.2%
Technology Services

Micron Technology Inc.                                                      2.6%
Electronic Technology

Vitesse Semiconductor Corp.                                                 2.4%
Electronic Technology

Abgenix Inc.                                                                2.3%
Health Technology

Concord EFS Inc.                                                            2.3%
Technology Services

Qwest Communications
International Inc.                                                          2.3%
Communications

Calpine Corp.                                                               2.2%
Utilities

Expeditors International of
Washington Inc.                                                             2.1%
Transportation

Williams-Sonoma Inc.                                                        2.0%
Retail Trade

Pharmacia Corp.                                                             2.0%
Health Technology


3. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

period, we increased the Fund's weighting in the retail sector, which has typically received less emphasis in our portfolio mix since the Fund's 1999 inception. Lower interest rates could promote some stabilization in consumer spending, and we expect retail growth rates to begin picking up steam if such a trend should occur. The Fund's newly added retail positions included Abercrombie & Fitch, a casual apparel marketer targeting younger demographics.

Despite the significant market weakness of the past 12 months, we remain optimistic about the long-term prospects for growth stocks and the Fund's portfolio holdings. In our view, the recent slowdown in U.S. and global economies is only natural given the incredible expansion we have seen in recent years. The Fed has addressed recession concerns, and likely will move to lower interest rates again in the near future to stimulate economic activity. We could see continued slowing demand for technology in the short term until economic growth re-accelerates, but believe that in the long run, the technology revolution is real. Increasingly, corporations are viewing technology expenditures as a necessary competitive tool, and this should fuel ongoing spending. We expect the markets to remain volatile, but believe that growth for most companies could begin to pick up toward the end of 2001. The market's weakness has brought prices for many of our favorite stocks back to very reasonable levels, and we will continue seeking to take advantage of any volatility to buy stocks of what we believe to be well-positioned growth companies at attractive valuations.

Thank you for your participation in Franklin Aggressive Growth Fund. We appreciate your support, welcome your comments or suggestions, and look forward to serving your future investment needs.


/s/ Michael McCarthy

Michael McCarthy


/s/ John P. Scandalios

John P. Scandalios

Portfolio Management Team
Franklin Aggressive Growth Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN AGGRESSIVE
GROWTH FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                         CHANGE       4/30/01     4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$9.92      $  15.30    $  25.22
DISTRIBUTIONS (5/1/00-4/30/01)
Short-Term Capital Gain                       $ 0.0069

CLASS B                                         CHANGE       4/30/01     4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$10.01      $  15.17    $  25.18
DISTRIBUTIONS (5/1/00-4/30/01)
Short-Term Capital Gain                       $ 0.0069

CLASS C                                         CHANGE       4/30/01     4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$9.98      $  15.14    $  25.12
DISTRIBUTIONS (5/1/00-4/30/01)
Short-Term Capital Gain                       $ 0.0069

ADVISOR CLASS                                   CHANGE       4/30/01     4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$9.91      $  15.40    $  25.31
DISTRIBUTIONS (5/1/00-4/30/01)
Short-Term Capital Gain                       $ 0.0069

PERFORMANCE

                                                                       INCEPTION
CLASS A                                                    1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 -39.31%      +56.66%
Average Annual Total Return(2)                             -42.80%      +23.38%
Value of $10,000 Investment(3)                          $   5,720    $  14,766
Avg. Ann. Total Return (3/31/01)(4)                        -57.47%      +15.32%


                                                                       INCEPTION
CLASS B                                                    1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 -39.73%      +55.22%
Average Annual Total Return(2)                             -42.14%      +24.98%
Value of $10,000 Investment(3)                          $   5,786    $  15,122
Avg. Ann. Total Return (3/31/01)(4)                        -57.00%      +16.69%


                                                                       INCEPTION
CLASS C                                                    1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 -39.71%      +54.89%
Average Annual Total Return(2)                             -40.90%      +25.93%
Value of $10,000 Investment(3)                          $   5,910    $  15,336
Avg. Ann. Total Return (3/31/01)(4)                        -56.07%      +17.86%


                                                                       INCEPTION
ADVISOR CLASS                                              1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 -39.13%      +57.76%
Average Annual Total Return(2)                             -39.13%      +27.86%
Value of $10,000 Investment(3)                          $   6,087    $  15,776
Avg. Ann. Total Return (3/31/01)(4)                        -54.77%      +19.67%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN AGGRESSIVE
GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -42.80%

Since Inception (6/23/99)                                                +23.38%



AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -42.14%

Since Inception (6/23/99)                                                +24.98%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/23/99-4/30/01)

   Date         Franklin       S&P 500    Russell 3000     S&P 500     Russ 3000
               Aggressive       Index     Growth Index       $T           G$T
              Growth Fund -
                Class A
--------------------------------------------------------------------------------
06/23/1999      $ 9,425        $10,000       $10,000
06/30/1999      $10,160        $10,129       $10,160         1.29%        1.60%
07/31/1999      $11,235        $ 9,813       $ 9,838        -3.12%       -3.17%
08/31/1999      $12,385        $ 9,764       $ 9,960        -0.50%        1.24%
09/30/1999      $13,195        $ 9,496       $ 9,778        -2.74%       -1.83%
10/31/1999      $15,438        $10,097       $10,482         6.33%        7.20%
11/30/1999      $18,596        $10,302       $11,083         2.03%        5.74%
12/31/1999      $23,095        $10,909       $12,290         5.89%       10.89%
01/31/2000      $22,603        $10,362       $11,747        -5.02%       -4.42%
02/29/2000      $30,639        $10,166       $12,481        -1.89%        6.25%
03/31/2000      $28,536        $11,160       $13,188         9.78%        5.66%
04/30/2000      $24,330        $10,824       $12,510        -3.01%       -5.14%
05/31/2000      $21,899        $10,602       $11,848        -2.05%       -5.29%
06/30/2000      $26,443        $10,863       $12,788         2.46%        7.93%
07/31/2000      $25,594        $10,694       $12,215        -1.56%       -4.48%
08/31/2000      $28,401        $11,358       $13,332         6.21%        9.15%
09/30/2000      $27,147        $10,758       $12,111        -5.28%       -9.16%
10/31/2000      $23,896        $10,713       $11,509        -0.42%       -4.97%
11/30/2000      $17,239        $ 9,869       $ 9,786        -7.88%      -14.97%
12/31/2000      $17,130        $ 9,917       $ 9,535         0.49%       -2.57%
01/31/2001      $19,340        $10,269       $10,201         3.55%        6.99%
02/28/2001      $14,833        $ 9,332       $ 8,493        -9.12%      -16.75%
03/31/2001      $12,874        $ 8,741       $ 7,580        -6.34%      -10.75%
04/30/2001      $14,766        $ 9,420       $ 8,536         7.77%       12.62%

CLASS B (6/23/99-4/30/01)

   Date         Franklin      S&P 500       Russell 3000     S&P       Russ 3000
               Aggressive      Index        Growth Index    500 $T        G$T
              Growth Fund -
                Class B
--------------------------------------------------------------------------------
06/23/1999      $10,000       $10,000          $10,000
06/30/1999      $10,780       $10,129          $10,160        1.29%       1.60%
07/31/1999      $11,920       $ 9,813          $ 9,838       -3.12%      -3.17%
08/31/1999      $13,140       $ 9,764          $ 9,960       -0.50%       1.24%
09/30/1999      $13,970       $ 9,496          $ 9,778       -2.74%      -1.83%
10/31/1999      $16,380       $10,097          $10,482        6.33%       7.20%
11/30/1999      $19,720       $10,302          $11,083        2.03%       5.74%
12/31/1999      $24,486       $10,909          $12,290        5.89%      10.89%
01/31/2000      $23,975       $10,362          $11,747       -5.02%      -4.42%
02/29/2000      $32,485       $10,166          $12,481       -1.89%       6.25%
03/31/2000      $30,245       $11,160          $13,188        9.78%       5.66%
04/30/2000      $25,755       $10,824          $12,510       -3.01%      -5.14%
05/31/2000      $23,177       $10,602          $11,848       -2.05%      -5.29%
06/30/2000      $27,964       $10,863          $12,788        2.46%       7.93%
07/31/2000      $27,043       $10,694          $12,215       -1.56%      -4.48%
08/31/2000      $29,999       $11,358          $13,332        6.21%       9.15%
09/30/2000      $28,660       $10,758          $12,111       -5.28%      -9.16%
10/31/2000      $25,213       $10,713          $11,509       -0.42%      -4.97%
11/30/2000      $18,176       $ 9,869          $ 9,786       -7.88%     -14.97%
12/31/2000      $18,049       $ 9,917          $ 9,535        0.49%      -2.57%
01/31/2001      $20,362       $10,269          $10,201        3.55%       6.99%
02/28/2001      $15,604       $ 9,332          $ 8,493       -9.12%     -16.75%
03/31/2001      $13,547       $ 8,741          $ 7,580       -6.34%     -10.75%
04/30/2001      $15,122       $ 9,420          $ 8,536        7.77%      12.62%

CLASS C (6/23/99-4/30/01)

   Date         Franklin       S&P 500    Russell 3000       S&P       Russ 3000
               Aggressive       Index     Growth Index      500 $T        G$T
              Growth Fund -
                Class C
--------------------------------------------------------------------------------
06/23/1999      $ 9,901        $10,000       $10,000
06/30/1999      $10,673        $10,129       $10,160         1.29%        1.60%
07/31/1999      $11,802        $ 9,813       $ 9,838        -3.12%       -3.17%
08/31/1999      $13,020        $ 9,764       $ 9,960        -0.50%        1.24%
09/30/1999      $13,842        $ 9,496       $ 9,778        -2.74%       -1.83%
10/31/1999      $16,208        $10,097       $10,482         6.33%        7.20%
11/30/1999      $19,515        $10,302       $11,083         2.03%        5.74%
12/31/1999      $24,201        $10,909       $12,290         5.89%       10.89%
01/31/2000      $23,684        $10,362       $11,747        -5.02%       -4.42%
02/29/2000      $32,068        $10,166       $12,481        -1.89%        6.25%
03/31/2000      $29,851        $11,160       $13,188         9.78%        5.66%
04/30/2000      $25,436        $10,824       $12,510        -3.01%       -5.14%
05/31/2000      $22,894        $10,602       $11,848        -2.05%       -5.29%
06/30/2000      $27,623        $10,863       $12,788         2.46%        7.93%
07/31/2000      $26,722        $10,694       $12,215        -1.56%       -4.48%
08/31/2000      $29,638        $11,358       $13,332         6.21%        9.15%
09/30/2000      $28,312        $10,758       $12,111        -5.28%       -9.16%
10/31/2000      $24,909        $10,713       $11,509        -0.42%       -4.97%
11/30/2000      $17,953        $ 9,869       $ 9,786        -7.88%      -14.97%
12/31/2000      $17,838        $ 9,917       $ 9,535         0.49%       -2.57%
01/31/2001      $20,127        $10,269       $10,201         3.55%        6.99%
02/28/2001      $15,427        $ 9,332       $ 8,493        -9.12%      -16.75%
03/31/2001      $13,381        $ 8,741       $ 7,580        -6.34%      -10.75%
04/30/2001      $15,336        $ 9,420       $ 8,536         7.77%       12.62%

ADVISOR CLASS (6/23/99-4/30/01)

   Date         Franklin       S&P 500    Russell 3000       S&P       Russ 3000
               Aggressive       Index     Growth Index      500 $T         G$T
              Growth Fund -
              Advisor Class
-----------------------------------------------------------------------------------
06/23/1999      $10,000        $10,000       $10,000
06/30/1999      $10,780        $10,129       $10,160         1.29%        1.60%
07/31/1999      $11,920        $ 9,813       $ 9,838        -3.12%       -3.17%
08/31/1999      $13,150        $ 9,764       $ 9,960        -0.50%        1.24%
09/30/1999      $14,000        $ 9,496       $ 9,778        -2.74%       -1.83%
10/31/1999      $16,410        $10,097       $10,482         6.33%        7.20%
11/30/1999      $19,770        $10,302       $11,083         2.03%        5.74%
12/31/1999      $24,566        $10,909       $12,290         5.89%       10.89%
01/31/2000      $24,064        $10,362       $11,747        -5.02%       -4.42%
02/29/2000      $32,615        $10,166       $12,481        -1.89%        6.25%
03/31/2000      $30,393        $11,160       $13,188         9.78%        5.66%
04/30/2000      $25,918        $10,824       $12,510        -3.01%       -5.14%
05/31/2000      $23,337        $10,602       $11,848        -2.05%       -5.29%
06/30/2000      $28,191        $10,863       $12,788         2.46%        7.93%
07/31/2000      $27,280        $10,694       $12,215        -1.56%       -4.48%
08/31/2000      $30,290        $11,358       $13,332         6.21%        9.15%
09/30/2000      $28,959        $10,758       $12,111        -5.28%       -9.16%
10/31/2000      $25,498        $10,713       $11,509        -0.42%       -4.97%
11/30/2000      $18,402        $ 9,869       $ 9,786        -7.88%      -14.97%
12/31/2000      $18,285        $ 9,917       $ 9,535         0.49%       -2.57%
01/31/2001      $20,652        $10,269       $10,201         3.55%        6.99%
02/28/2001      $15,837        $ 9,332       $ 8,493        -9.12%      -16.75%
03/31/2001      $13,747        $ 8,741       $ 7,580        -6.34%      -10.75%
04/30/2001      $15,776        $ 9,420       $ 8,536         7.77%       12.62%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -40.90%

Since Inception (6/23/99)                                                +25.93%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                                                            4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -39.13%

Since Inception (6/23/99)                                                +27.86%


5. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.


Past performance does not guarantee future results.

FRANKLIN CALIFORNIA GROWTH FUND

Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California. The Fund also may invest in foreign securities.

This annual report of Franklin California Growth Fund covers the fiscal year ended April 30, 2001. As economic growth in California and the rest of the U.S. decelerated from previously blistering growth rates, the Federal Reserve Board (the Fed) lowered interest rates by 200 basis points, from 6.5% to 4.5%, in the first four months of 2001, its swiftest and most surprising call to action in 16 years. In his attempt to shore up the economy, Fed Chairman Alan Greenspan expressed particular concern with weakening consumer demand, following the dramatic slowing of the economy's manufacturing side, especially in technology.

Despite the Fed's preemptive actions, U.S. stock markets experienced substantial volatility, eventually entering bear markets by March 2001. During the reporting period, in a complete reversal to the Fund's prior fiscal year, technology stocks and



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 68.

their primary bellwether, the Nasdaq Composite Index (Nasdaq), were hardest hit during the correction as evidenced by the index's 44.73% decline during the year under review.(1) In recent years, we had seen market excesses build up as technology stocks were valued at what we believed were high and unsustainable levels. Investment capital was abundant and investors' risk tolerance increased dramatically, resulting in venture funding and initial public offerings of many fledgling "dot-com" Internet companies. Such companies were the first to be significantly revalued downward as their poor business models failed to take hold, and in many cases they are on the verge of, or have already entered, bankruptcy.

Within this, one of the toughest investment environments that we have experienced in quite some time, Franklin California Growth Fund - Class A posted a -27.84% cumulative total return for the 12 months ended April 30, 2001, as shown in the Performance Summary beginning on page 24. Similarly, the Standard & Poor's 500 (S&P 500) Composite Index and the Franklin California 250 Growth Index(R)(CAL250) posted returns of -12.97% and -29.84% during the same period.(2)



(1) Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

(2) Source: Standard & Poor's Micropal; CDA/Weisenberger(R); Bloomberg(R). The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The Franklin California 250 Growth Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

While the Fund held a large technology sector weighting over the past year (as high as almost 60% of total net assets early in the Fund's fiscal year and about 41% by April 30, 2001), we were invested primarily in what we considered higher quality technology companies. Our determination of quality comes from our team of analysts who identify companies we believe have significant competitive advantages such as skilled management teams, leading products and strong market positions. Consequently, the Fund was able to perform fairly well during the correction's early stages by staying with industry leaders such as BEA Systems, Cisco Systems, JDS Uniphase, Siebel Systems, and VERITAS Software that still showed solid fundamental strength throughout much of 2000.

But toward the end of 2000 and into 2001, signs of the economic slowdown became more evident, generating concerns about a looming recession. As it grew apparent that even the true paragons of technology could not withstand the deceleration, the bear market broadened beyond the start-ups. Large capitalization technology stocks that had been bull market leaders succumbed to tremendous selling pressure in 2001's first calendar quarter, and the Fund began to feel the effects. For example, BEA Systems declined by 56.4%; Cisco Systems was down 58.7%; JDS Uniphase fell 55.8%; Siebel Systems dropped 59.8%; and VERITAS Software succumbed to a 47.2% loss in this year's first quarter as investor sentiment soured.

During the latter half of the reporting period, we repositioned the Fund into what we considered more defensive companies that were more likely to produce consistent earnings growth (albeit at lower rates than the hyper-growth rates in the technology sector) but that were trading at what we considered much more reasonable valuation levels. For example, we increased the Fund's positions in non-technology companies such as Safeway, UniVision, Mattel, Tenet Healthcare and Gap Stores. Throughout the reporting period, as we reduced the Fund's exposure to technology, we were especially diligent in removing high valuation stocks that we felt were not adequately pricing in an economic slowdown. As of April 30, 2001, the Fund's weighting in the technology sector was roughly 41.0% of total net assets, compared with 58.5% for the CAL250 Index, approximately 45.0% for the Nasdaq and 19.7% for the S&P 500.

Perhaps one of the most challenging issues facing California is the widely publicized power shortage and its various threats to the state's progress. First, we want to let you know that the Fund's exposure to California energy-related stocks was relatively small, and we owned no utility stocks at the end of the reporting period. In terms of total net assets, the Fund had a 3.2% position in Calpine Corp. and a smaller 0.8% position in Dynegy at the end of the reporting period, two independent power generation companies. Calpine and Dynegy were accused of power price gouging and contributing to the power shortage

PORTFOLIO BREAKDOWN
Franklin California Growth Fund
Based on Total Net Assets
4/30/01

Electronic Technology*                                                     16.1%
Health Technology*                                                         12.7%
Technology Services*                                                       11.9%
Finance                                                                    10.6%
Real Estate                                                                 6.8%
Retail Trade                                                                6.3%
Consumer Services                                                           6.0%
Utilities                                                                   3.8%
Consumer Durables                                                           3.5%
Health Services                                                             3.2%
Producer Manufacturing                                                      2.9%
Commercial Services                                                         2.5%
Energy Minerals                                                             1.8%
Industrial Services                                                         1.5%
Consumer Non-Durables                                                       1.2%
Transportation                                                              1.2%
Communications                                                              0.3%
Short-Term Investments
& Other Net Assets                                                          7.7%


---------
* Significant exposure to a single sector may result in greater volatility for the Fund than for a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

situation. In our opinion, the true causes were a poor power market structure combined with the imbalance of California's growing energy demands with little increases in the power generation supply over the past few years (a classic supply/demand imbalance). We believe that independent power generators are an important part of California's energy solution, rather than the problem. In addition, at period-end we also held a 0.7% of total net assets position in Capstone Turbine, which manufactures compact, environmentally friendly, gas micro-turbines used to generate electricity -- yet another part of the solution to the increasing demand for power.

Naturally, many of you are also likely concerned about the California energy situation's indirect impacts on the Fund's portfolio. While energy rates are likely to continue their rise into the foreseeable future, we believe that the effects will be relatively small to most companies' total operating expenses and profits. A good rule of thumb is that energy utility costs are about 10%-15% of the total operating costs of maintaining building facilities. But when considered within the context of a typical corporation's total operating expenses, facilities and real estate are usually only a small percentage, which makes energy expenses, and the expected increases, rather insignificant. Certainly, there are more power-intensive industries, such as manufacturing, that may grow more sensitive to power prices. To address these issues, Franklin Templeton's team of more than 40 equity analysts continuously analyze their industries and stocks for above-average sensitivity to rising California power prices.

There was also a significant amount of sensationalized press recently about how some California-based companies stopped their plans to expand within the state due to high real estate prices and unreliable power. This is actually not a new issue, especially when considered in the context of large companies with numerous facilities across the U.S., or even around the globe. For example, Intel was recently cited as one of the major companies cutting back California expansions, when in fact before the energy crisis existed it publicly stated it was no longer planning to build manufacturing facilities in California. Indeed, Intel hasn't built a major new fabrication facility in California in over a decade, because the company has found more attractive environments globally due to cheaper labor, tax benefits and research and development credits, to name just a few reasons. Finally, despite all this talk about companies wanting to move out of the state, Intel and Cisco Systems recently committed to a new Catellus (a real estate development company also held by the Fund) office development project in Fremont, California.

At period's end, we were more concerned about the impact of the overall U.S. economic slowdown on the portfolio, and how California will be affected specifically. A recent report by Morgan Stanley suggested that California would be harder hit, potentially dragging down the overall global economy since it serves as the world's sixth-largest economy when separated from the rest of the country.(3) Investors grew concerned that


TOP 10 HOLDINGS
Franklin California Growth Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Calpine Corp.                                                            3.2%
Utilities

Safeway Inc.                                                             2.5%
Retail Trade

Mattel Inc.                                                              2.2%
Consumer Durables

The PMI Group Inc.                                                       2.2%
Finance

UniVision
Communications Inc., A                                                   2.2%
Consumer Services

Tenet Healthcare Corp.                                                   2.1%
Health Services

Genentech Inc.                                                           2.0%
Health Technology

GAP Inc.                                                                 1.9%
Retail Trade

Spieker Properties Inc.                                                  1.8%
Real Estate

Chevron Corp.                                                            1.8%
Energy Minerals


---------
3.       Source: The World Bank.

California might be much more sensitive to an economic slow-down than other states, due to its higher exposure to the technology sector, high real estate and energy prices, and international trade. Although we expect the technology sector to continue its deceleration in the near term, we believe that it will still maintain above-average growth rates relative to the overall U.S. economy. Given California's greater exposure to technology companies, we feel that there is a strong possibility that although the state may suffer more initially, it has the potential to recover more swiftly.

In our analysis, many of the headwinds facing investors could turn into tailwinds as we look out over the investment environment for the coming fiscal year, and the Fund stands to benefit over the long term. In the wake of the recent economic and market fallout, a dose of beneficial reality has come into play: Capital is being allocated more efficiently, leverage has been reduced, business models are going through significant recalibration, investment money is sitting on the sidelines and there are more attractive stock valuations in the marketplace. Finally, monetary policy, along with fiscal policy in the form of potential tax cuts, should have a stimulating affect. Accordingly, we believe California remains fertile soil for investment opportunities, and we are finding no shortage of potential investments among the approximately 1,400 publicly traded companies within our own "backyard."

We thank you for your participation in Franklin California Growth Fund, welcome any comments or suggestions you may have, and look forward to serving your investment needs in the years to come.



/s/ Conrad B. Herrmann

Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Of course, there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The Fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA
GROWTH FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund' s manager increased the Fund' s total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE          4/30/01        4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$16.10           $34.05         $50.15

DISTRIBUTIONS (5/1/00-4/30/01)
Dividend Income                         $0.1875
Short-Term Capital Gain                 $0.5569
Long-Term Capital Gain                  $1.8785
                                        -------
Total                                   $2.6229


CLASS B                                  CHANGE          4/30/01        4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$16.21           $33.43         $49.64

DISTRIBUTIONS (5/1/00-4/30/01)
Dividend Income                         $0.1874
Short-Term Capital Gain                 $0.5569
Long-Term Capital Gain                  $1.8785
                                        -------
Total                                   $2.6228


CLASS C                                  CHANGE          4/30/01        4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$16.05           $33.50         $49.55

DISTRIBUTIONS (5/1/00-4/30/01)
Short-Term Capital Gain                 $0.5569
Long-Term Capital Gain                  $1.8785
                                        -------
Total                                   $2.4354

Franklin California Growth Fund paid distributions derived from long-term capital gains of $1.8785 per share in December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

PERFORMANCE

                                                                      INCEPTION
CLASS A                                          1-YEAR     5-YEAR    (10/30/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      -27.84%   +120.01%     +448.84%
Average Annual Total Return(2)                  -31.99%    +15.71%      +18.88%
Value of $10,000 Investment(3)                 $ 6,801   $ 20,741    $  51,723
Avg. Ann. Total Return (3/31/01)(4)             -45.54%    +14.93%      +17.73%


                                                                      INCEPTION
CLASS B                                                     1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 -28.36%      +46.67%
Average Annual Total Return(2)                             -31.05%      +16.84%
Value of $10,000 Investment(3)                           $  6,895    $  14,367
Avg. Ann. Total Return (3/31/01)(4)                        -44.80%      +11.98%


                                                                      INCEPTION
CLASS C                                          1-YEAR     3-YEAR     (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      -28.39%    +46.39%     +114.21%
Average Annual Total Return(2)                  -29.78%    +13.17%      +17.53%
Value of $10,000 Investment(3)                 $ 7,022   $ 14,493    $  21,210
Avg. Ann. Total Return (3/31/01)(4)             -43.77%     +9.88%      +15.18%


---------
1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN CALIFORNIA
GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -31.99%

5-Year                                                                   +15.71%

Since Inception (10/30/91)                                               +18.88%



AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -31.05%

Since Inception (1/1/99)                                                 +16.84%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/30/91-4/30/01)

   Date          Franklin       S&P 500    Franklin CA     S&P 500%     Cal 250%
                California       Index      250 Index
               Growth Fund -
                 Class A
--------------------------------------------------------------------------------
10/30/1991       $ 9,424        $10,000      $10,000
10/31/1991       $ 9,509        $10,004      $10,015         0.04%        0.15%
11/30/1991       $ 8,744        $ 9,601      $ 9,199        -4.03%       -8.15%
12/31/1991       $ 9,714        $10,699      $10,301        11.44%       11.98%
01/31/1992       $10,409        $10,500      $11,101        -1.86%        7.77%
02/28/1992       $10,542        $10,636      $11,271         1.29%        1.53%
03/31/1992       $ 9,829        $10,428      $10,527        -1.95%       -6.60%
04/30/1992       $ 9,391        $10,735      $10,093         2.94%       -4.12%
05/31/1992       $ 9,419        $10,787      $10,155         0.49%        0.61%
06/30/1992       $ 8,835        $10,627      $ 9,578        -1.49%       -5.68%
07/31/1992       $ 9,093        $11,061      $ 9,898         4.09%        3.34%
08/31/1992       $ 8,691        $10,835      $ 9,469        -2.05%       -4.33%
09/30/1992       $ 8,797        $10,961      $ 9,554         1.17%        0.89%
10/31/1992       $ 9,218        $10,999      $10,083         0.34%        5.54%
11/30/1992       $10,041        $11,373      $11,017         3.40%        9.26%
12/31/1992       $10,249        $11,512      $11,302         1.23%        2.59%
01/31/1993       $10,576        $11,609      $11,719         0.84%        3.69%
02/28/1993       $10,143        $11,767      $11,237         1.36%       -4.11%
03/31/1993       $10,258        $12,015      $11,349         2.11%        0.99%
04/30/1993       $ 9,835        $11,725      $10,922        -2.42%       -3.76%
05/31/1993       $10,547        $12,038      $11,744         2.67%        7.53%
06/30/1993       $10,524        $12,072      $11,710         0.29%       -0.29%
07/31/1993       $10,282        $12,024      $11,742        -0.40%        0.27%
08/31/1993       $10,970        $12,480      $12,319         3.79%        4.91%
09/30/1993       $11,425        $12,384      $12,606        -0.77%        2.33%
10/31/1993       $11,580        $12,640      $12,788         2.07%        1.45%
11/30/1993       $11,551        $12,520      $12,628        -0.95%       -1.25%
12/31/1993       $12,050        $12,672      $13,010         1.21%        3.02%
01/31/1994       $12,583        $13,102      $13,452         3.40%        3.40%
02/28/1994       $12,747        $12,747      $13,341        -2.71%       -0.83%
03/31/1994       $12,460        $12,192      $12,575        -4.36%       -5.74%
04/30/1994       $12,347        $12,348      $12,523         1.28%       -0.41%
05/31/1994       $12,419        $12,550      $12,476         1.64%       -0.38%
06/30/1994       $12,057        $12,243      $11,922        -2.45%       -4.44%
07/31/1994       $12,490        $12,644      $12,316         3.28%        3.31%
08/31/1994       $13,314        $13,163      $13,478         4.10%        9.43%
09/30/1994       $13,412        $12,841      $13,421        -2.44%       -0.42%
10/31/1994       $13,867        $13,130      $13,688         2.25%        1.99%
11/30/1994       $13,911        $12,652      $13,287        -3.64%       -2.93%
12/31/1994       $14,041        $12,840      $13,473         1.48%        1.40%
01/31/1995       $14,030        $13,172      $13,801         2.59%        2.43%
02/28/1995       $15,007        $13,686      $14,498         3.90%        5.05%
03/31/1995       $15,575        $14,090      $15,109         2.95%        4.22%
04/30/1995       $15,939        $14,504      $15,599         2.94%        3.24%
05/31/1995       $16,575        $15,084      $16,062         4.00%        2.97%
06/30/1995       $17,690        $15,434      $17,227         2.32%        7.25%
07/31/1995       $19,197        $15,946      $18,672         3.32%        8.39%
08/31/1995       $19,632        $15,986      $19,064         0.25%        2.10%
09/30/1995       $20,115        $16,661      $19,453         4.22%        2.04%
10/31/1995       $20,150        $16,601      $19,019        -0.36%       -2.23%
11/30/1995       $20,785        $17,330      $19,778         4.39%        3.99%
12/31/1995       $20,730        $17,664      $19,539         1.93%       -1.21%
01/31/1996       $20,974        $18,265      $19,713         3.40%        0.89%
02/29/1996       $21,682        $18,435      $20,434         0.93%        3.66%
03/31/1996       $21,862        $18,612      $20,136         0.96%       -1.46%
04/30/1996       $23,509        $18,885      $22,161         1.47%       10.06%
05/31/1996       $24,037        $19,372      $22,848         2.58%        3.10%
06/30/1996       $23,315        $19,446      $21,297         0.38%       -6.79%
07/31/1996       $21,933        $18,587      $19,563        -4.42%       -8.14%
08/31/1996       $23,302        $18,979      $21,129         2.11%        8.00%
09/30/1996       $24,799        $20,047      $22,764         5.63%        7.74%
10/31/1996       $25,109        $20,600      $22,746         2.76%       -0.08%
11/30/1996       $26,929        $22,158      $24,279         7.56%        6.74%
12/31/1996       $27,039        $21,719      $24,570        -1.98%        1.20%
01/31/1997       $27,475        $23,077      $25,892         6.25%        5.38%
02/28/1997       $26,708        $23,257      $24,781         0.78%       -4.29%
03/31/1997       $25,160        $22,301      $23,495        -4.11%       -5.19%
04/30/1997       $25,597        $23,632      $23,575         5.97%        0.34%
05/31/1997       $28,058        $25,071      $26,215         6.09%       11.20%
06/30/1997       $28,115        $26,195      $27,146         4.48%        3.55%
07/31/1997       $30,558        $28,280      $29,975         7.96%       10.42%
08/31/1997       $30,372        $26,696      $30,667        -5.60%        2.31%
09/30/1997       $32,629        $28,159      $32,605         5.48%        6.32%
10/31/1997       $31,461        $27,218      $30,476        -3.34%       -6.53%
11/30/1997       $31,792        $28,479      $30,177         4.63%       -0.98%
12/31/1997       $31,285        $28,968      $28,813         1.72%       -4.52%
01/31/1998       $30,829        $29,290      $30,770         1.11%        6.79%
02/28/1998       $33,264        $31,402      $33,468         7.21%        8.77%
03/31/1998       $33,956        $33,010      $34,034         5.12%        1.69%
04/30/1998       $34,565        $33,343      $35,069         1.01%        3.04%
05/31/1998       $32,738        $32,769      $32,705        -1.72%       -6.74%
06/30/1998       $33,507        $34,100      $33,532         4.06%        2.53%
07/31/1998       $31,913        $33,735      $32,134        -1.07%       -4.17%
08/31/1998       $26,631        $28,857      $25,646       -14.46%      -20.19%
09/30/1998       $28,392        $30,707      $28,357         6.41%       10.57%
10/30/1998       $29,972        $33,203      $30,614         8.13%        7.96%
11/30/1998       $32,162        $35,215      $33,464         6.06%        9.31%
12/31/1998       $34,638        $37,244      $36,881         5.76%       10.21%
01/31/1999       $36,861        $38,800      $39,739         4.18%        7.75%
02/28/1999       $33,954        $37,594      $36,481        -3.11%       -8.20%
03/31/1999       $35,963        $39,097      $37,984         4.00%        4.12%
04/30/1999       $36,775        $40,611      $39,495         3.87%        3.98%
05/31/1999       $36,661        $39,652      $39,563        -2.36%        0.17%
06/30/1999       $40,375        $41,853      $44,081         5.55%       11.42%
07/31/1999       $40,761        $40,547      $43,993        -3.12%       -0.20%
08/31/1999       $42,391        $40,344      $44,789        -0.50%        1.81%
09/30/1999       $43,234        $39,239      $45,855        -2.74%        2.38%
10/31/1999       $48,579        $41,723      $50,206         6.33%        9.49%
11/30/1999       $55,554        $42,570      $56,362         2.03%       12.26%
12/31/1999       $67,602        $45,077      $64,607         5.89%       14.63%
01/31/2000       $67,659        $42,814      $57,126        -5.02%      -11.58%
02/29/2000       $85,196        $42,005      $71,185        -1.89%       24.61%
03/31/2000       $80,494        $46,113      $69,085         9.78%       -2.95%
04/30/2000       $71,675        $44,725      $68,014        -3.01%       -1.55%
05/31/2000       $66,973        $43,808      $62,913        -2.05%       -7.50%
06/30/2000       $76,978        $44,886      $75,017         2.46%       19.24%
07/31/2000       $74,934        $44,186      $71,191        -1.56%       -5.10%
08/31/2000       $85,896        $46,930      $82,561         6.21%       15.97%
09/30/2000       $83,224        $44,452      $78,053        -5.28%       -5.46%
10/31/2000       $75,977        $44,265      $70,130        -0.42%      -10.15%
11/30/2000       $59,770        $40,777      $53,594        -7.88%      -23.58%
12/31/2000       $62,842        $40,977      $55,314         0.49%        3.21%
01/31/2001       $63,951        $42,431      $61,316         3.55%       10.85%
02/28/2001       $52,118        $38,562      $48,494        -9.12%      -20.91%
03/31/2001       $46,513        $36,117      $41,225        -6.34%      -14.99%
04/30/2001       $51,723        $38,923      $44,370         7.77%       19.42%


CLASS B (1/1/99-4/30/01)

   Date             Franklin         S&P 500        Franklin CA         S&P 500%
                   California         Index          250 Index
                  Growth Fund -
                    Class B
--------------------------------------------------------------------------------
01/01/1999          $10,000          $10,000          $10,000
01/31/1999          $10,633          $10,418          $10,775            4.18%
02/29/1999          $ 9,786          $10,094          $ 9,892           -3.11%
03/31/1999          $10,362          $10,498          $10,299            4.00%
04/30/1999          $10,588          $10,904          $10,710            3.87%
05/31/1999          $10,551          $10,647          $10,728           -2.36%
06/30/1999          $11,610          $11,238          $11,954            5.55%
07/31/1999          $11,709          $10,887          $11,929           -3.12%
08/31/1999          $12,175          $10,833          $12,146           -0.50%
09/30/1999          $12,406          $10,536          $12,434           -2.74%
10/31/1999          $13,932          $11,203          $13,614            6.33%
11/30/1999          $15,919          $11,430          $15,284            2.03%
12/31/1999          $19,359          $12,103          $17,519            5.89%
01/31/2000          $19,359          $11,496          $15,490           -5.02%
02/29/2000          $24,362          $11,278          $19,301           -1.89%
03/31/2000          $23,001          $12,381          $18,732            9.78%
04/30/2000          $20,473          $12,009          $18,441           -3.01%
05/31/2000          $19,116          $11,763          $17,057           -2.05%
06/30/2000          $21,957          $12,052          $20,339            2.46%
07/31/2000          $21,363          $11,864          $19,302           -1.56%
08/31/2000          $24,473          $12,601          $22,384            6.21%
09/30/2000          $23,694          $11,935          $21,161           -5.28%
10/31/2000          $21,615          $11,885          $19,013           -0.42%
11/30/2000          $16,992          $10,949          $14,530           -7.88%
12/31/2000          $17,857          $11,002          $14,997            0.49%
01/31/2001          $18,160          $11,393          $16,624            3.55%
02/28/2001          $14,795          $10,354          $13,148           -9.12%
03/31/2001          $13,193          $ 9,697          $11,178           -6.34%
04/30/2001          $14,367          $10,451          $12,894            7.77%

CLASS C (9/3/96 - 4/30/01)

[PLOTPOINTS]

       Date           Franklin       S&P 500 Index    Franklin CA 250       S&P 500%
                     California                            Index
                    Growth Fund -
                       Class C
    09/03/1996         $9,901           $10,000           $10,000
    09/30/1996         $10,520          $10,563           $10,774             5.63%
    10/31/1996         $10,641          $10,855           $10,766             2.76%
    11/30/1996         $11,407          $11,675           $11,492             7.56%
    12/31/1996         $11,446          $11,444           $11,631            -1.98%
    01/31/1997         $11,619          $12,159           $12,256             6.25%
    02/28/1997         $11,289          $12,254           $11,729             0.78%
    03/31/1997         $10,627          $11,750           $11,120            -4.11%
    04/30/1997         $10,806          $12,452           $11,158             5.97%
    05/31/1997         $11,833          $13,210           $12,408             6.09%
    06/30/1997         $11,854          $13,802           $12,849             4.48%
    07/31/1997         $12,876          $14,901           $14,188             7.96%
    08/31/1997         $12,787          $14,066           $14,515            -5.60%
    09/30/1997         $13,730          $14,837           $15,433             5.48%
    10/31/1997         $13,230          $14,342           $14,426            -3.34%
    11/30/1997         $13,359          $15,006           $14,285             4.63%
    12/31/1997         $13,140          $15,264           $13,639             1.72%
    01/31/1998         $12,947          $15,433           $14,565             1.11%
    02/28/1998         $13,963          $16,546           $15,843             7.21%
    03/31/1998         $14,237          $17,393           $16,111             5.12%
    04/30/1998         $14,488          $17,569           $16,602             1.01%
    05/31/1998         $13,718          $17,266           $15,483            -1.72%
    06/30/1998         $14,027          $17,967           $15,875             4.06%
    07/31/1998         $13,350          $17,775           $15,213            -1.07%
    08/31/1998         $11,138          $15,205           $12,141            -14.46%
    09/30/1998         $11,867          $16,180           $13,425             6.41%
    10/30/1998         $12,521          $17,495           $14,494             8.13%
    11/30/1998         $13,420          $18,555           $15,844             6.06%
    12/31/1998         $14,450          $19,624           $17,461             5.76%
    01/31/1999         $15,370          $20,444           $18,815             4.18%
    02/28/1999         $14,152          $19,808           $17,273            -3.11%
    03/31/1999         $14,976          $20,601           $17,920             4.00%
    04/30/1999         $15,311          $21,398           $18,700             3.87%
    05/31/1999         $15,251          $20,893           $18,732            -2.36%
    06/30/1999         $16,786          $22,053           $20,872             5.55%
    07/31/1999         $16,935          $21,364           $20,830            -3.12%
    08/31/1999         $17,605          $21,258           $21,208            -0.50%
    09/30/1999         $17,939          $20,675           $21,712            -2.74%
    10/31/1999         $20,151          $21,984           $23,772             6.33%
    11/30/1999         $23,026          $22,430           $26,687             2.03%
    12/31/1999         $28,006          $23,751           $30,591             5.89%
    01/31/2000         $28,012          $22,559           $27,047            -5.02%
    02/29/2000         $35,251          $22,133           $33,702            -1.89%
    03/31/2000         $33,284          $24,297           $32,707             9.78%
    04/30/2000         $29,620          $23,566           $32,199            -3.01%
    05/31/2000         $27,659          $23,083           $29,784            -2.05%
    06/30/2000         $31,766          $23,651           $35,515             2.46%
    07/31/2000         $30,905          $23,282           $33,703            -1.56%
    08/31/2000         $35,400          $24,727           $39,085             6.21%
    09/30/2000         $34,277          $23,422           $36,950            -5.28%
    10/31/2000         $31,270          $23,323           $33,198            -0.42%
    11/30/2000         $24,581          $21,486           $25,371            -7.88%
    12/31/2000         $25,838          $21,591           $26,187             0.49%
    01/31/2001         $26,269          $22,357           $29,027             3.55%
    02/28/2001         $21,400          $20,318           $22,958            -9.12%
    03/31/2001         $19,083          $19,030           $19,518            -6.34%
    04/30/2001         $21,210          $20,509           $22,119             7.77%

Franklin California Growth Fund       Franklin CA 250 Index 5    S&P 500 Index 5



AVERAGE ANNUAL TOTAL RETURN
CLASS C                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -29.78%

3-Year                                                                   +13.17%

Since Inception (9/3/96)                                                 +17.53%


5. Source: CDA/Weisenberger. The Franklin California 250 Growth Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly.

6. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies.


Past performance does not guarantee future results.

FRANKLIN LARGE CAP GROWTH FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in companies with market capitalizations of $8.5 billion or more.
--------------------------------------------------------------------------------

This annual report for Franklin Large Cap Growth Fund covers the period ended April 30, 2001, a particularly difficult environment for stocks in general and growth stocks in particular, especially technology stocks. Over the past few years, the sustained period of strong gross domestic growth and a relative absence of inflation, in large part driven by the productivity gains created through technological innovation, led to some very exciting growth rates across a broad variety of technology related companies. Investors assigned increasingly higher valuations to technology stocks along the way, based on their belief in the sustainability of very high growth rates. By the latter part of the reporting period, however, a general economic slowdown unexpectedly created bloated inventories for many technology companies. The inventory build-up exacerbated a weakening demand picture, resulting in revenue and earnings reductions for most technology companies. We do not believe that the technology revolution has ended, but the extreme valuation era has.

This change in fundamentals and valuations created substantial pressure on large capitalization growth stocks. To put this in


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 77.

perspective, during the Fund's fiscal year the Standard & Poor's 500 (S&P 500) Composite Index returned -12.97%. (1) The value component of the S&P 500, as measured by the S&P 500 Barra Value Index, was actually up 6.35%, while the growth component (with a relatively higher weighting in technology), as measured by the S&P 500 Barra Growth Index, posted -29.16%. (2) Within this environment, Franklin Large Cap Growth Fund - Class A had a -22.17% cumulative total return for the 12 months ended April 30, 2001, as shown in the Performance Summary beginning on page 34. We are disappointed that the Fund under-performed its benchmark, the S&P 500, although performance was respectable relative to the S&P 500 Barra Growth Index.

On April 30, 2001, the Fund held 91.0% of total net assets in equities and 9.0% in short-term investments and other net assets. Approximately 77% of the portfolio's holdings were invested in companies with $8.5 billion or more in market capitalization, the definition of large cap according to the Fund's prospectus. Most of the portfolio was concentrated in higher growth industries, including semiconductors, pharmaceuticals, power generators and biotechnology.

Over the course of the Fund's fiscal year, the biggest detractors to our performance were electronic technology and technology services stocks. Investments in stocks such as Brocade, EMC,


1. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies.

2. Source: Standard & Poor's Micropal. The S&P Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have higher price-to-book ratios. The S&P Barra Growth Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have lower price-to-book ratios.

     The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based on Total Net Assets 4/30/01

[PLOTPOINTS]

Health Technology*                                                         17.4%

Electronic Technology*                                                     17.0%

Finance                                                                    13.5%

Industrial Services                                                         8.0%

Utilities                                                                   6.8%

Producer Manufacturing                                                      5.4%

Technology Services*                                                        4.6%

Consumer Services                                                           4.3%

Retail Trade                                                                4.1%

Energy Minerals                                                             3.6%

Consumer Non-Durables                                                       2.7%

Communications                                                              2.4%

Health Services                                                             1.2%

Short-Term Investments & Other Net Assets                                   9.0%

*Significant exposure to a single sector may result in greater volatility for the Fund than for a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

Juniper Networks, VERITAS and i2 Technologies all contributed positively to Fund performance during the first half of the 12-month period but fell sharply beginning around October. We underestimated the sharp falloff in demand for these companies' products. The unexpected demand slowdown led to a service inventory buildup, forcing a dramatic curtailment in these companies' earnings outlooks and a subsequent compression in their stock prices.

We did reduce our overall weighting in technology, scaling out of software and telecommunications stocks in particular -- areas of technology where demand fell considerably and where we continue to have concerns over narrowing profit margins. Toward the end of the Fund's fiscal year, we increased our holdings in semiconductor capital equipment companies, including Applied Materials and Celestica, after the recent correction brought their share prices down to more attractive levels, in our opinion. On the negative side, capital spending budgets and new orders from semiconductor companies have declined substantially. The worsening momentum, news and immediate fundamentals for these companies led to a sell-off in semiconductor equipment industry stocks. However, we recently started to see signs that we may be at the end of the drastic capital spending budget cuts, and we therefore believe that the downside in semiconductor capital equipment stocks may be more limited and the upside could be substantial.

Weakness in our technology holdings was not enough to offset the strength of our health care and energy related investments. Biotechnology investments such as Genzyme, Biogen and Applera Biosystems were standout performers. These companies generated better-than-expected earnings based on solid underlying fundamentals that include impressive product lines and lucrative product pipelines. We reduced exposure to these specific investments, however, as we believe valuations became stretched. At period-end, we were still overweighted in the health care industry in general (relative to the S&P 500) and the biotechnology sector in particular. The aging population, combined with massive research and development budgets, which will continue to churn out blockbuster new drugs, support our long-term outlook for accelerating unit growth in the health care industry. For these reasons, we added to positions in the major pharmaceuticals, as well as in biotechnology and hospitals, over the course of the reporting period.

Our energy investments also deserve mention. In particular, our investment in Dynegy performed very well. Dynegy has turned in quarter after quarter of remarkable earnings growth, in large part due to their sophisticated energy and marketing technology, which capitalizes on the volatile energy markets that have characterized the past year. For similar reasons, the stocks of Calpine and AES rose nicely, contributing positively to the Fund's overall performance. In our opinion, there is, and will continue to be, a sharp imbalance between supply and demand for electricity and natural gas. Demand continues to rise, but under-investment in supply created shortages and pushed up prices. Since it takes some time to build plants that can rectify this imbalance, the situation is unlikely to correct in the near term.

Looking ahead, we are cautiously optimistic. As of April 30, 2001, the Fund's overall price-to-earnings ratio was roughly in line with its benchmark, the S&P 500, while maintaining an expected growth rate that we believe is superior to the index's. We think this makes the Fund attractive from a risk/reward perspective. The earnings picture for the S&P 500 continues to deteriorate and the downward trajectory is not expected to reverse


TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
General Electric Co.                                                        3.6%
Producer Manufacturing

Microsoft Corp.                                                             2.5%
Technology Services

Pfizer Inc.                                                                 2.5%
Health Technology

Baxter International                                                        2.4%
Inc.
Health Technology

Transocean Sedco                                                            2.3%
Forex Inc.
Industrial Services

Citigroup Inc.                                                              2.2%
Finance

Dynegy Inc.                                                                 2.2%
Industrial Services

AOL Time Warner Inc.                                                        2.1%
Consumer Services

Calpine Corp.                                                               2.0%
Utilities

Enron Corp.                                                                 2.0%
Industrial Services

in the shorter term. However, rising interest rates, which were a headwind in 2000, have reversed, and the Federal Reserve Board's aggressive interest rate reductions put the wind at our backs in the year ahead, in our opinion. We are finding encouraging evidence that the economy is better balanced and capital allocation is more rational at period-end than 6 to 12 months earlier. Valuation disparities have corrected to more reasonable levels, and fundamentals for the most proven and profitable large cap growth stocks remain intact, in our analysis. We are comfortable that sticking to our philosophy of investing in the industry leaders of the highest growth sectors will be rewarded.

We thank you for your participation in Franklin Large Cap Growth Fund. We welcome any comments or suggestions you may have, and look forward to serving your investment needs in the years to come.


/s/ Theresa Spath

Theresa Spath


/s/ Edward B. Jamieson

Edward B. Jamieson


/s/ Matt Moberg

Matt Moberg

Portfolio Management Team
Franklin Large Cap Growth Fund

--------------------------------------------------------------------------------
Effective January 2001, Matt Moberg assumed portfolio co-manager responsibilities for investments in Franklin Large Cap Growth Fund.

Mr. Moberg is also co-manager of the Franklin California Growth Fund and a research analyst specializing in the Internet industry. Prior to joining Franklin Templeton Investments in 1998, Mr. Moberg worked for Coopers & Lybrand as a consultant and auditor.

Mr. Moberg received a Bachelor of Arts degree in history from Washington & Lee University. He holds a Masters of Business Administration with distinction from the University of Michigan, Ann Arbor. He is a Certified Public Accountant (CPA) and a member of the California State Board of Accountancy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LARGE CAP
GROWTH FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE          4/30/01         4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$3.32          $11.53          $14.85
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                          $0.0141
Short-Term Capital Gain                  $0.0191
                                         -------
    Total                                $0.0332

CLASS B                                  CHANGE          4/30/01         4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$3.38          $11.39          $14.77
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                          $0.0033
Short-Term Capital Gain                  $0.0191
                                         -------
    Total                                $0.0224

CLASS C                                  CHANGE          4/30/01         4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$3.37          $11.40          $14.77
DISTRIBUTIONS (5/1/00 - 4/30/01)
Short-Term Capital Gain                  $0.0191

ADVISOR CLASS                            CHANGE          4/30/01         4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$3.30          $11.58          $14.88
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                          $0.0209
Short-Term Capital Gain                  $0.0191
                                         -------
    Total                                $0.0400

PERFORMANCE

                                                                       INCEPTION
CLASS A                                         1-YEAR                  (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return (1)                     -22.17%                  +15.65%
Average Annual Total Return (2)                 -26.66%                   +4.64%
Value of $10,000 Investment (3)                 $7,334                  $10,900
Avg. Ann. Total Return (3/31/01) (4)            -37.22%                   +0.42%


                                                                       INCEPTION
CLASS B                                         1-YEAR                  (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return (1)                     -22.76%                  +14.09%
Average Annual Total Return (2)                 -25.84%                   +5.19%
Value of $10,000 Investment (3)                 $7,416                  $11,009
Avg. Ann. Total Return (3/31/01) (4)            -36.45%                   +0.86%

                                                                       INCEPTION
CLASS C                                         1-YEAR                  (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return (1)                     -22.71%                  +14.16%
Average Annual Total Return (2)                 -24.25%                   +6.66%
Value of $10,000 Investment (3)                 $7,575                  $11,303
Avg. Ann. Total Return (3/31/01) (4)            -35.08%                   +2.51%

                                                                       INCEPTION
ADVISOR CLASS                                   1-YEAR                  (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return (1)                     -21.95%                  +16.29%
Average Annual Total Return (2)                 -21.95%                   +8.28%
Value of $10,000 Investment (3)                 $7,805                  $11,629
Avg. Ann. Total Return (3/31/01) (4)            -33.12%                   +4.09%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN LARGE CAP
GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN
CLASS A                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -26.66%

Since Inception (6/7/99)                                                  +4.64%


AVERAGE ANNUAL TOTAL RETURN
CLASS B                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -25.84%

Since Inception (6/7/99)                                                  +5.19%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


CLASS A (6/7/99 - 4/30/01)

[PLOTPOINTS]


      Date       Franklin Large Cap  S&P 500 Index   Russell 1000     S&P 500     Russ 1000
                   Growth Fund -                     Growth Index       $T           G$T
                       Class A
   06/07/1999          $9,425           $10,000         $10,000
   06/30/1999          $9,981           $10,426         $10,537        4.26%        5.37%
   07/31/1999          $9,774           $10,101         $10,202       -3.12%        -3.18%
   08/31/1999          $9,708           $10,050         $10,368       -0.50%        1.63%
   09/30/1999          $9,670            $9,775         $10,150       -2.74%        -2.10%
   10/31/1999          $10,584          $10,394         $10,917        6.33%        7.55%
   11/30/1999          $11,282          $10,605         $11,506        2.03%        5.40%
   12/31/1999          $13,146          $11,229         $12,703        5.89%        10.40%
   01/31/2000          $12,826          $10,665         $12,107       -5.02%        -4.69%
   02/29/2000          $15,023          $10,464         $12,699       -1.89%        4.89%
   03/31/2000          $15,127          $11,487         $13,609        9.78%        7.16%
   04/30/2000          $14,005          $11,141         $12,961       -3.01%        -4.76%
   05/31/2000          $13,212          $10,913         $12,308       -2.05%        -5.04%
   06/30/2000          $14,674          $11,182         $13,240        2.46%        7.58%
   07/31/2000          $14,599          $11,007         $12,688       -1.56%        -4.17%
   08/31/2000          $16,636          $11,691         $13,837        6.21%        9.05%
   09/30/2000          $16,032          $11,073         $12,528       -5.28%        -9.46%
   10/31/2000          $14,919          $11,027         $11,935       -0.42%        -4.73%
   11/30/2000          $12,515          $10,158         $10,176       -7.88%       -14.74%
   12/31/2000          $12,705          $10,208         $9,854         0.49%        -3.16%
   01/31/2001          $13,065          $10,570         $10,535        3.55%        6.91%
   02/28/2001          $11,042           $9,606         $8,746        -9.12%       -16.98%
   03/31/2001          $10,077           $8,997         $7,795        -6.34%       -10.88%
   04/30/2001          $10,900           $9,696         $8,781         7.77%        12.65%

CLASS B (6/7/99 - 4/30/01)

[PLOTPOINTS]


       Date          Franklin Large   S&P 500 Index   Russell 1000     S&P 500      Russ 1000
                   Cap Growth Fund -                  Growth Index       $T            G$T
                        Class B
    06/07/1999          $10,000          $10,000         $10,000
    06/30/1999          $10,580          $10,426         $10,537        4.26%         5.37%
    07/31/1999          $10,360          $10,101         $10,202        -3.12%       -3.18%
    08/31/1999          $10,280          $10,050         $10,368        -0.50%        1.63%
    09/30/1999          $10,240           $9,775         $10,150        -2.74%       -2.10%
    10/31/1999          $11,190          $10,394         $10,917        6.33%         7.55%
    11/30/1999          $11,930          $10,605         $11,506        2.03%         5.40%
    12/31/1999          $13,890          $11,229         $12,703        5.89%        10.40%
    01/31/2000          $13,540          $10,665         $12,107        -5.02%       -4.69%
    02/29/2000          $15,850          $10,464         $12,699        -1.89%        4.89%
    03/31/2000          $15,950          $11,487         $13,609        9.78%         7.16%
    04/30/2000          $14,770          $11,141         $12,961        -3.01%       -4.76%
    05/31/2000          $13,920          $10,913         $12,308        -2.05%       -5.04%
    06/30/2000          $15,460          $11,182         $13,240        2.46%         7.58%
    07/31/2000          $15,370          $11,007         $12,688        -1.56%       -4.17%
    08/31/2000          $17,510          $11,691         $13,837        6.21%         9.05%
    09/30/2000          $16,860          $11,073         $12,528        -5.28%       -9.46%
    10/31/2000          $15,680          $11,027         $11,935        -0.42%       -4.73%
    11/30/2000          $13,150          $10,158         $10,176        -7.88%       -14.74%
    12/31/2000          $13,332          $10,208         $9,854         0.49%        -3.16%
    01/31/2001          $13,702          $10,570         $10,535        3.55%         6.91%
    02/28/2001          $11,579           $9,606         $8,746         -9.12%       -16.98%
    03/31/2001          $10,557           $8,997         $7,795         -6.34%       -10.88%
    04/30/2001          $11,009           $9,696         $8,781         7.77%        12.65%

CLASS C (6/7/99 - 4/30/01)

[PLOTPOINTS]

       Date         Franklin Large     S&P 500 Index     Russell 1000    S&P 500 $T    Russ
                   Cap Growth Fund                       Growth Index                1000 G$T
                       - Class C
    06/07/1999          $9,901            $10,000          $10,000
    06/30/1999          $10,475           $10,426          $10,537         4.26%       5.37%
    07/31/1999          $10,248           $10,101          $10,202         -3.12%      -3.18%
    08/31/1999          $10,168           $10,050          $10,368         -0.50%      1.63%
    09/30/1999          $10,129           $9,775           $10,150         -2.74%      -2.10%
    10/31/1999          $11,079           $10,394          $10,917         6.33%       7.55%
    11/30/1999          $11,802           $10,605          $11,506         2.03%       5.40%
    12/31/1999          $13,752           $11,229          $12,703         5.89%       10.40%
    01/31/2000          $13,406           $10,665          $12,107         -5.02%      -4.69%
    02/29/2000          $15,693           $10,464          $12,699         -1.89%      4.89%
    03/31/2000          $15,792           $11,487          $13,609         9.78%       7.16%
    04/30/2000          $14,624           $11,141          $12,961         -3.01%      -4.76%
    05/31/2000          $13,792           $10,913          $12,308         -2.05%      -5.04%
    06/30/2000          $15,307           $11,182          $13,240         2.46%       7.58%
    07/31/2000          $15,218           $11,007          $12,688         -1.56%      -4.17%
    08/31/2000          $17,337           $11,691          $13,837         6.21%       9.05%
    09/30/2000          $16,693           $11,073          $12,528         -5.28%      -9.46%
    10/31/2000          $15,525           $11,027          $11,935         -0.42%      -4.73%
    11/30/2000          $13,020           $10,158          $10,176         -7.88%     -14.74%
    12/31/2000          $13,206           $10,208           $9,854         0.49%       -3.16%
    01/31/2001          $13,573           $10,570          $10,535         3.55%       6.91%
    02/28/2001          $11,471           $9,606            $8,746         -9.12%     -16.98%
    03/31/2001          $10,460           $8,997            $7,795         -6.34%     -10.88%
    04/30/2001          $11,303           $9,696            $8,781         7.77%       12.65%


AVERAGE ANNUAL TOTAL RETURN
CLASS C                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -24.25%

Since Inception (6/7/99)                                                  +6.66%




ADVISOR CLASS (6/7/99 - 4/30/01)

[PLOTPOINTS]

      Date         Franklin Large    S&P 500 Index    Russell 1000      S&P 500 $T      Russ 1000
                  Cap Growth Fund                     Growth Index                         G$T
                   - Advisor Class
   06/07/1999          $10,000          $10,000          $10,000
   06/30/1999          $10,590          $10,426          $10,537           4.26%           5.37%
   07/31/1999          $10,370          $10,101          $10,202          -3.12%          -3.18%
   08/31/1999          $10,300          $10,050          $10,368          -0.50%           1.63%
   09/30/1999          $10,270          $9,775           $10,150          -2.74%          -2.10%
   10/31/1999          $11,240          $10,394          $10,917           6.33%           7.55%
   11/30/1999          $11,980          $10,605          $11,506           2.03%           5.40%
   12/31/1999          $13,969          $11,229          $12,703           5.89%          10.40%
   01/31/2000          $13,629          $10,665          $12,107          -5.02%          -4.69%
   02/29/2000          $15,972          $10,464          $12,699          -1.89%           4.89%
   03/31/2000          $16,082          $11,487          $13,609           9.78%           7.16%
   04/30/2000          $14,901          $11,141          $12,961          -3.01%          -4.76%
   05/31/2000          $14,059          $10,913          $12,308          -2.05%          -5.04%
   06/30/2000          $15,622          $11,182          $13,240           2.46%           7.58%
   07/31/2000          $15,552          $11,007          $12,688          -1.56%          -4.17%
   08/31/2000          $17,725          $11,691          $13,837           6.21%           9.05%
   09/30/2000          $17,084          $11,073          $12,528          -5.28%          -9.46%
   10/31/2000          $15,902          $11,027          $11,935          -0.42%          -4.73%
   11/30/2000          $13,338          $10,158          $10,176          -7.88%          -14.74%
   12/31/2000          $13,548          $10,208          $9,854            0.49%          -3.16%
   01/31/2001          $13,939          $10,570          $10,535           3.55%           6.91%
   02/28/2001          $11,780          $9,606           $8,746           -9.12%          -16.98%
   03/31/2001          $10,756          $8,997           $7,795           -6.34%          -10.88%
   04/30/2001          $11,629          $9,696           $8,781            7.77%          12.65%


AVERAGE ANNUAL TOTAL RETURN
ADVISOR CLASS                                                            4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -21.95%

Since Inception (6/7/99)                                                  +8.28%

5. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index, from which the Russell 1000 Growth index is derived, measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.


Past performance does not guarantee future results.

FRANKLIN SMALL CAP GROWTH FUND I


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Small Cap Growth Fund I seeks long-term capital growth by investing in equity securities of small-capitalization companies with market capitalizations similar to the Russell 2500(TM) Growth Index at the time of purchase.(1)
--------------------------------------------------------------------------------


This annual report of Franklin Small Cap Growth Fund I covers the year ended April 30, 2001 -- one of the most difficult investment environments for small-cap growth stocks we've seen in quite a long time.

The 12 months under review were tumultuous for the domestic economy. A year ago, it was growing so rapidly that the Federal Reserve Board (the Fed) chose to actively raise interest rates and tighten liquidity in the economy in an attempt to cool excess demand for hiring, basic materials, finished goods and financial assets. After several interest rate hikes, the Fed's actions finally had the effect of dramatically slowing the domestic economy's growth, which decelerated sharply in late December.


1. Source: Standard & Poor's Micropal. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500, from which the Russell 2500 Growth Index is constituted, is composed of the 500 smallest-capitalization securities in the Russell 1000 Index and all stocks in the Russell 2000 Index. The largest company in the Russell 2500 Index has a market capitalization of approximately $1.3 billion.

     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 83.

The economy's abrupt deceleration was due to a confluence of factors directed at an economy that was probably growing too fast for itself in 2000. The primary shock was the Fed's five successive interest rate hikes from August 1999 to May 2000. Rising interest rates made bonds relatively more attractive than equities, thereby compressing the valuations that investors would pay for stocks. Rising rates also forced companies to pay higher costs of capital to finance future growth opportunities. These higher capital costs and a surfeit of Internet start-up companies rapidly diminished the prospective investment returns in the Internet. Rapidly declining Internet investment returns prompted investors to flee from this sector, forcing many start-up companies to shut down or curtail expansion plans. The demise of the once threatening dot-com start-ups allowed established, "old economy" companies to slow their own Internet and technology infrastructure investment initiatives. The above factors together caused companies to scale back their investment plans, specifically in the Internet and information technology.

As domestic enterprises slowed their investment plans late in 2000, the domestic equity and high yield markets declined sharply, which prompted consumers to reduce their expenditures. A strong dollar and a persistent Japanese recession made it unlikely that exports would compensate for weakening demand from domestic enterprises and the consumer. To complicate matters, a drawn-out presidential election, an unusually cold early winter, rising oil costs and a looming electricity crisis in California further conspired to subdue the normally ebullient end-of-year holiday shopping.

The eroding economic demand outlined above resulted in orders for related goods and services (including communications equipment, semiconductors, optical modules, software and cabling) to dry up. A domino effect of sorts occurred across the electronics supply chain, as order cancellations led to highly visible, problematic and costly inventory overages, resulting in declining prices and widespread speculation about future demand. At the same time, new and barely-used gear was being sold in liquidation sales from the many failed start-up companies.

As the Fund's managers survey the economy at period-end, we see domestic producers and purchasers of capital goods, and especially technology capital goods, confronted with the twin challenges of very weak demand and excess supply. Fortunately, these producers and purchasers today are more able than ever to make the requisite adjustments to their product offerings, pricing, distribution, manufacturing and sales strategies. The Fed seems to be proactively assisting them by lowering their cost of capital through four rapid interest rate reductions since January 1. We would expect that domestic demand should improve late this year or early next year driven by the beneficial impacts of the interest rate cuts. However, we do believe that when it does recover, the economy's sustainable growth rate will be more subdued than the growth rate of the late 1990s due to recent additions of manufacturing and service capacity, more measured supply chain management, rising energy costs and, finally, an incipient weakness in Asian and Latin American economies.

For the fiscal year ended April 30, 2001, Franklin Small Cap Growth Fund I - Class A provided a -24.00% cumulative total return, as shown in the Performance Summary beginning on page 44. The Fund outperformed its benchmark, the Russell 2500 Growth Index, which returned -25.49% during the same period.(2)

In the past 12 months, Franklin Small Cap Growth Fund I pursued its strategy of identifying and investing in small capitalization companies with superior growth potential. In the first six months of the Fund's fiscal year, this entailed significant investments in technology software, services and hardware. By late summer 2000, we sensed an economic deceleration. We repositioned the Fund more defensively by reducing exposure to software, technology services and biotechnology in favor of companies with slower but more predictable growth in the energy, entertainment, gaming, health and industrial sectors. This repositioning offset the weakness and volatility of the technology sector in the first half of the reporting period. However, we did not foresee the abruptness of the economic deceleration and its profoundly negative impact on the whole economy. Ultimately,


TOP 10 EQUITY HOLDINGS
Franklin Small Cap Growth Fund I
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
BEA Systems Inc.                                                            1.9%
Technology Services

Affiliated Computer
Services Inc., A                                                            1.8%
Technology Services

VoiceStream Wireless Corp.                                                  1.5%
Communications

Expeditors International
of Washington Inc.                                                          1.3%
Transportation

Micromuse Inc.                                                              1.2%
Technology Services

PMC-Sierra Inc. (Canada)                                                    1.2%
Electronic Technology

Varco International Inc.                                                    1.2%
Industrial Services

Mettler-Toledo
International Inc.
(Switzerland)                                                               1.2%
Producer Manufacturing

Waters Corp.                                                                1.2%
Electronic Technology

Novellus Systems Inc.                                                       1.1%
Electronic Technology


2. Source: Standard & Poor's Micropal. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund I
Based on Total Net Assets 4/30/01

Electronic Technology*                                                     20.2%

Technology Services*                                                       16.7%

Finance                                                                     9.5%

Health Technology*                                                          5.6%

Industrial Services                                                         4.7%

Communications                                                              4.6%

Energy Minerals                                                             3.5%

Consumer Services                                                           3.4%

Producer Manufacturing                                                      3.3%

Transportation                                                              2.9%

Other Industries                                                           11.0%

Short-Term Investments & Other Net Assets                                  14.6%

*Significant exposure to a single sector may result in greater volatility for the Fund than for a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


weakness in both the health care and technology hardware sectors in the last six months of the year under review overwhelmed gains from the defensive stocks. The technology and health care weakness caused poor absolute performance during the period.

During the past year, as is typical when the economy faces the possibility of recession, value investing outperformed growth investing in the small capitalization asset class. We expect that when the economy recovers, growth will again outperform value. In fact, in the last month of the Fund's fiscal year, we noted that growth stocks outperformed value stocks, perhaps presaging a rotation from value back to growth. However, for such a rotation to stick, we must first see signs of an economic recovery. As such signs occur and as we gain confidence in the growth potential of currently underperforming growth stocks, we will likely increase the Fund's investments in the technology and health care sectors again. We have already taken some early steps in that direction by reducing energy holdings and buying more cyclical technology companies.

As the Fund concluded its fiscal year, we did not yet see evidence of the economic rebound that must underpin any improvement in the small cap growth market. After the excesses of the late 1990s and early 2000, and following the precipitous declines of the last half of the period under review, the domestic economy will need time to stabilize, absorb excess new capacity, purge nonviable businesses and regain confidence. As it does, we will seek to reposition Franklin Small Cap Growth Fund I to take advantage of the superior growth opportunities that proliferate in the small cap market.

Thank you for investing with us. We appreciate your support, and look forward to serving you in the future. Please feel free to contact us with any questions or comments you may have.


/s/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund I



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SMALL CAP
GROWTH FUND I


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE          4/30/01        4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$11.33          $34.15         $45.48
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                           $0.2445
Short-Term Capital Gain                   $0.1137
Long-Term Capital Gain                    $0.1174
                                          -------
Total                                     $0.4756

CLASS C                                   CHANGE          4/30/01        4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$11.17          $33.41         $44.58
DISTRIBUTIONS (5/1/00 - 4/30/01)
Short-Term Capital Gain                   $0.1137
Long-Term Capital Gain                    $0.1174
                                          -------
Total                                     $0.2311

ADVISOR CLASS                             CHANGE          4/30/01        4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$11.37          $34.37         $45.74
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                           $0.3103
Short-Term Capital Gain                   $0.1137
Long-Term Capital Gain                    $0.1174
                                          -------
Total                                     $0.5414

Franklin Small Cap Growth Fund I paid distributions derived from long-term capital gains of 11.74 cents ($0.1174) per share in December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

                                                                       INCEPTION
CLASS A                               1-YEAR            5-YEAR         (2/14/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -24.00%           +95.55%         +377.12%

Average Annual Total Return(2)        -28.37%           +13.01%          +17.73%

Value of $10,000 Investment(3)        $7,163           $18,435          $44,969

Avg. Ann. Total Return (3/31/01)(4)   -43.26%           +11.80%          +16.18%

                                                                       INCEPTION
CLASS C                               1-YEAR           5-YEAR          (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -24.61%           +88.31%         +121.49%

Average Annual Total Return(2)        -26.10%           +13.27%          +15.10%

Value of $10,000 Investment(3)        $7,390           $18,642          $21,926

Avg. Ann. Total Return (3/31/01)(4)   -41.45%           +12.06%          +12.57%

                                                                       INCEPTION
ADVISOR CLASS(5)                      1-YEAR           5-YEAR          (2/14/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -23.83%          +100.29%         +388.69%

Average Annual Total Return(2)        -23.83%           +14.90%          +18.80%

Value of $10,000 Investment(3)        $7,617           $20,029          $48,869

Avg. Ann. Total Return (3/31/01)(4)   -39.64%           +13.67%          +17.24%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +83.02% and +14.90%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN SMALL CAP
GROWTH FUND I


AVERAGE ANNUAL TOTAL RETURN
CLASS A                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -28.37%

5-Year                                                                   +13.01%

Since Inception (2/14/92)                                                 +17.73%


AVERAGE ANNUAL TOTAL RETURN
CLASS C                                                                  4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -26.10%

5-Year                                                                   +13.27%

Since Inception (10/2/95)                                                 +15.10%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


CLASS A (2/14/92 - 4/30/01)

[GRAPHIC]

     Date        Franklin Small Cap    S&P 500      Russell 2500    S&P 500 $T  Russ 2500 G $T
                  Growth Fund I -       Index       Growth Index
                      Class A
  02/14/1992           $9,425          $10,000        $10,000
  02/29/1992           $9,566          $10,067        $10,051         0.67%         0.51%
  03/31/1992           $9,293           $9,871         $9,478         -1.95%        -5.70%
  04/30/1992           $9,029          $10,161         $8,984         2.94%         -5.21%
  05/31/1992           $8,992          $10,211         $9,000         0.49%         0.18%
  06/30/1992           $8,772          $10,059         $8,511         -1.49%        -5.44%
  07/31/1992           $8,923          $10,470         $8,842         4.09%         3.89%
  08/31/1992           $8,791          $10,255         $8,581         -2.05%        -2.95%
  09/30/1992           $8,810          $10,375         $8,712         1.17%         1.53%
  10/31/1992           $9,255          $10,411         $9,083         0.34%         4.25%
  11/30/1992          $10,014          $10,765         $9,814         3.40%         8.05%
  12/31/1992          $10,472          $10,897        $10,103         1.23%         2.95%
  01/31/1993          $10,757          $10,988        $10,174         0.84%         0.70%
  02/28/1993           $9,806          $11,138         $9,663         1.36%         -5.02%
  03/31/1993          $10,272          $11,373         $9,976         2.11%         3.24%
  04/30/1993           $9,721          $11,098         $9,604         -2.42%        -3.73%
  05/31/1993          $10,634          $11,394        $10,196         2.67%         6.16%
  06/30/1993          $10,591          $11,427        $10,220         0.29%         0.24%
  07/31/1993          $10,591          $11,381        $10,229         -0.40%        0.08%
  08/31/1993          $11,487          $11,813        $10,768         3.79%         5.27%
  09/30/1993          $11,916          $11,722        $11,044         -0.77%        2.57%
  10/31/1993          $12,136          $11,964        $11,262         2.07%         1.97%
  11/30/1993          $12,193          $11,851        $10,853         -0.95%        -3.63%
  12/31/1993          $12,752          $11,994        $11,331         1.21%         4.40%
  01/31/1994          $13,254          $12,402        $11,657         3.40%         2.88%
  02/28/1994          $13,392          $12,066        $11,677         -2.71%        0.17%
  03/31/1994          $12,732          $11,540        $10,997         -4.36%        -5.82%
  04/30/1994          $12,565          $11,687        $10,985         1.28%         -0.11%
  05/31/1994          $12,338          $11,879        $10,764         1.64%         -2.01%
  06/30/1994          $11,908          $11,588        $10,286         -2.45%        -4.44%
  07/31/1994          $12,353          $11,968        $10,510         3.28%         2.17%
  08/31/1994          $13,316          $12,459        $11,282         4.10%         7.35%
  09/30/1994          $13,482          $12,155        $11,276         -2.44%        -0.05%
  10/31/1994          $14,124          $12,428        $11,470         2.25%         1.72%
  11/30/1994          $13,803          $11,976        $10,962         -3.64%        -4.43%
  12/31/1994          $13,928          $12,153        $11,185         1.48%         2.03%
  01/31/1995          $13,671          $12,468        $11,075         2.59%         -0.98%
  02/28/1995          $14,913          $12,954        $11,678         3.90%         5.44%
  03/31/1995          $15,674          $13,336        $12,131         2.95%         3.88%
  04/30/1995          $15,963          $13,728        $12,268         2.94%         1.13%
  05/31/1995          $16,328          $14,278        $12,455         4.00%         1.53%
  06/30/1995          $17,650          $14,609        $13,211         2.32%         6.07%
  07/31/1995          $19,135          $15,094        $14,253         3.32%         7.88%
  08/31/1995          $19,597          $15,132        $14,371         0.25%         0.83%
  09/30/1995          $19,740          $15,770        $14,678         4.22%         2.14%
  10/31/1995          $18,970          $15,713        $14,160         -0.36%        -3.53%
  11/30/1995          $19,586          $16,403        $14,739         4.39%         4.09%
  12/31/1995          $19,806          $16,720        $14,935         1.93%         1.33%
  01/31/1996          $19,631          $17,288        $14,982         3.40%         0.31%
  02/29/1996          $20,714          $17,449        $15,641         0.93%         4.40%
  03/31/1996          $21,215          $17,617        $15,980         0.96%         2.17%
  04/30/1996          $22,996          $17,875        $17,075         1.47%         6.85%
  05/31/1996          $24,079          $18,337        $17,685         2.58%         3.57%
  06/30/1996          $22,961          $18,406        $16,799         0.38%         -5.01%
  07/31/1996          $20,900          $17,593        $15,129         -4.42%        -9.94%
  08/31/1996          $22,880          $17,964        $16,171         2.11%         6.89%
  09/30/1996          $24,126          $18,975        $17,030         5.63%         5.31%
  10/31/1996          $23,683          $19,499        $16,500         2.76%         -3.11%
  11/30/1996          $24,789          $20,973        $17,106         7.56%         3.67%
  12/31/1996          $25,167          $20,558        $17,190         -1.98%        0.49%
  01/31/1997          $25,677          $21,843        $17,704         6.25%         2.99%
  02/28/1997          $24,596          $22,013        $16,928         0.78%         -4.38%
  03/31/1997          $22,871          $21,108        $15,814         -4.11%        -6.58%
  04/30/1997          $23,017          $22,369        $15,885         5.97%         0.45%
  05/31/1997          $26,260          $23,731        $17,790         6.09%         11.99%
  06/30/1997          $27,147          $24,794        $18,386         4.48%         3.35%
  07/31/1997          $28,786          $26,768        $19,554         7.96%         6.35%
  08/31/1997          $29,017          $25,269        $20,031         -5.60%        2.44%
  09/30/1997          $31,714          $26,653        $21,445         5.48%         7.06%
  10/31/1997          $30,232          $25,763        $20,107         -3.34%        -6.24%
  11/30/1997          $29,491          $26,956        $19,799         4.63%         -1.53%
  12/31/1997          $29,139          $27,420        $19,728         1.72%         -0.36%
  01/31/1998          $28,923          $27,724        $19,469         1.11%         -1.31%
  02/28/1998          $31,223          $29,723        $21,140         7.21%         8.58%
  03/31/1998          $32,393          $31,245        $21,924         5.12%         3.71%
  04/30/1998          $32,952          $31,560        $22,124         1.01%         0.91%
  05/31/1998          $30,753          $31,017        $20,703         -1.72%        -6.42%
  06/30/1998          $30,906          $32,277        $20,854         4.06%         0.73%
  07/31/1998          $27,919          $31,931        $19,301         -1.07%        -7.45%
  08/31/1998          $21,654          $27,314        $14,916        -14.46%       -22.72%
  09/30/1998          $23,624          $29,065        $16,224         6.41%         8.77%
  10/31/1998          $25,111          $31,428        $17,319         8.13%         6.75%
  11/30/1998          $27,068          $33,332        $18,550         6.06%         7.11%
  12/31/1998          $29,133          $35,252        $20,337         5.76%         9.63%
  01/31/1999          $30,747          $36,726        $20,924         4.18%         2.89%
  02/28/1999          $28,023          $35,584        $19,227         -3.11%        -8.11%
  03/31/1999          $29,662          $37,007        $20,123         4.00%         4.66%
  04/30/1999          $31,818          $38,439        $21,729         3.87%         7.98%
  05/31/1999          $31,689          $37,532        $21,953         -2.36%        1.03%
  06/30/1999          $34,335          $39,615        $23,505         5.55%         7.07%
  07/31/1999          $34,154          $38,379        $23,026         -3.12%        -2.04%
  08/31/1999          $34,671          $38,187        $22,528         -0.50%        -2.16%
  09/30/1999          $35,936          $37,141        $22,690         -2.74%        0.72%
  10/31/1999          $40,144          $39,492        $23,795         6.33%         4.87%
  11/30/1999          $46,133          $40,294        $26,606         2.03%         11.81%
  12/31/1999          $57,417          $42,667        $31,623         5.89%         18.86%
  01/31/2000          $56,545          $40,525        $31,446         -5.02%        -0.56%
  02/29/2000          $71,312          $39,759        $39,512         -1.89%        25.65%
  03/31/2000          $65,288          $43,648        $36,411         9.78%         -7.85%
  04/30/2000          $59,173          $42,334        $32,864         -3.01%        -9.74%
  05/31/2000          $55,283          $41,466        $29,939         -2.05%        -8.90%
  06/30/2000          $63,844          $42,486        $33,897         2.46%         13.22%
  07/31/2000          $59,980          $41,823        $31,121         -1.56%        -8.19%
  08/31/2000          $68,215          $44,420        $35,176         6.21%         13.03%
  09/30/2000          $65,939          $42,075        $32,900         -5.28%        -6.47%
  10/31/2000          $60,838          $41,898        $30,867         -0.42%        -6.18%
  11/30/2000          $47,802          $38,597        $24,987         -7.88%       -19.05%
  12/31/2000          $51,790          $38,786        $26,536         0.49%         6.20%
  01/31/2001          $54,344          $40,163        $28,256         3.55%         6.48%
  02/28/2001          $44,073          $36,500        $23,896         -9.12%       -15.43%
  03/31/2001          $39,307          $34,186        $21,253         -6.34%       -11.06%
  04/30/2001          $44,969          $36,842        $24,492         7.77%         15.24%


Franklin Small                  S&P 500             Russell 2500
Cap Growth Fund I               Index(6)            Growth Index(6)


CLASS C (10/2/95 - 4/30/01)

[GRAPHIC]

       Date          Franklin Small   S&P 500 Index    Russell 2500    S&P 500 $T  Russ 2500
                   Cap Growth Fund I                   Growth Index                   G $T
                       - Class C
    10/02/1995           $9,899          $10,000         $10,000
    10/31/1995           $9,636           $9,964          $9,647         -0.36%      -3.53%
    11/30/1995           $9,938          $10,401         $10,042         4.39%       4.09%
    12/31/1995          $10,050          $10,602         $10,175         1.93%       1.33%
    01/31/1996           $9,961          $10,963         $10,207         3.40%       0.31%
    02/29/1996          $10,500          $11,065         $10,656         0.93%       4.40%
    03/31/1996          $10,749          $11,171         $10,887         0.96%       2.17%
    04/30/1996          $11,643          $11,335         $11,633         1.47%       6.85%
    05/31/1996          $12,188          $11,627         $12,048         2.58%       3.57%
    06/30/1996          $11,614          $11,672         $11,444         0.38%       -5.01%
    07/31/1996          $10,565          $11,156         $10,307         -4.42%      -9.94%
    08/31/1996          $11,554          $11,391         $11,017         2.11%       6.89%
    09/30/1996          $12,182          $12,032         $11,602         5.63%       5.31%
    10/31/1996          $11,945          $12,365         $11,241         2.76%       -3.11%
    11/30/1996          $12,490          $13,299         $11,654         7.56%       3.67%
    12/31/1996          $12,670          $13,036         $11,711         -1.98%      0.49%
    01/31/1997          $12,923          $13,851         $12,061         6.25%       2.99%
    02/28/1997          $12,369          $13,959         $11,533         0.78%       -4.38%
    03/31/1997          $11,494          $13,385         $10,774         -4.11%      -6.58%
    04/30/1997          $11,562          $14,184         $10,822         5.97%       0.45%
    05/31/1997          $13,182          $15,048         $12,120         6.09%       11.99%
    06/30/1997          $13,613          $15,722         $12,526         4.48%       3.35%
    07/31/1997          $14,432          $16,974         $13,321         7.96%       6.35%
    08/31/1997          $14,537          $16,023         $13,646         -5.60%      2.44%
    09/30/1997          $15,880          $16,901         $14,610         5.48%       7.06%
    10/31/1997          $15,128          $16,337         $13,698         -3.34%      -6.24%
    11/30/1997          $14,752          $17,093         $13,489         4.63%       -1.53%
    12/31/1997          $14,558          $17,387         $13,440         1.72%       -0.36%
    01/31/1998          $14,449          $17,580         $13,264         1.11%       -1.31%
    02/28/1998          $15,585          $18,848         $14,402         7.21%       8.58%
    03/31/1998          $16,163          $19,813         $14,936         5.12%       3.71%
    04/30/1998          $16,426          $20,013         $15,072         1.01%       0.91%
    05/31/1998          $15,322          $19,668         $14,105         -1.72%      -6.42%
    06/30/1998          $15,386          $20,467         $14,208         4.06%       0.73%
    07/31/1998          $13,890          $20,248         $13,149         -1.07%      -7.45%
    08/31/1998          $10,769          $17,320         $10,162        -14.46%     -22.72%
    09/30/1998          $11,745          $18,430         $11,053         6.41%       8.77%
    10/31/1998          $12,477          $19,929         $11,799         8.13%       6.75%
    11/30/1998          $13,434          $21,136         $12,638         6.06%       7.11%
    12/31/1998          $14,460          $22,354         $13,855         5.76%       9.63%
    01/31/1999          $15,244          $23,288         $14,255         4.18%       2.89%
    02/28/1999          $13,890          $22,564         $13,099         -3.11%      -8.11%
    03/31/1999          $14,700          $23,467         $13,710         4.00%       4.66%
    04/30/1999          $15,756          $24,375         $14,804         3.87%       7.98%
    05/31/1999          $15,685          $23,799         $14,956         -2.36%      1.03%
    06/30/1999          $16,980          $25,120         $16,013         5.55%       7.07%
    07/31/1999          $16,883          $24,337         $15,687         -3.12%      -2.04%
    08/31/1999          $17,123          $24,215         $15,348         -0.50%      -2.16%
    09/30/1999          $17,738          $23,551         $15,458         -2.74%      0.72%
    10/31/1999          $19,805          $25,042         $16,211         6.33%       4.87%
    11/30/1999          $22,746          $25,551         $18,126         2.03%       11.81%
    12/31/1999          $28,286          $27,056         $21,544         5.89%       18.86%
    01/31/2000          $27,843          $25,697         $21,424         -5.02%      -0.56%
    02/29/2000          $35,097          $25,212         $26,919         -1.89%      25.65%
    03/31/2000          $32,109          $27,677         $24,806         9.78%       -7.85%
    04/30/2000          $29,082          $26,844         $22,390         -3.01%      -9.74%
    05/31/2000          $27,151          $26,294         $20,397         -2.05%      -8.90%
    06/30/2000          $31,339          $26,941         $23,093         2.46%       13.22%
    07/31/2000          $29,422          $26,521         $21,202         -1.56%      -8.19%
    08/31/2000          $33,440          $28,167         $23,965         6.21%       13.03%
    09/30/2000          $32,305          $26,680         $22,414         -5.28%      -6.47%
    10/31/2000          $29,787          $26,568         $21,029         -0.42%      -6.18%
    11/30/2000          $23,387          $24,475         $17,023         -7.88%     -19.05%
    12/31/2000          $25,319          $24,595         $18,078         0.49%       6.20%
    01/31/2001          $26,559          $25,468         $19,250         3.55%       6.48%
    02/28/2001          $21,519          $23,145         $16,280         -9.12%     -15.43%
    03/31/2001          $19,183          $21,678         $14,479         -6.34%     -11.06%
    04/30/2001          $21,926          $23,362         $16,686         7.77%       15.24%


Franklin Small                  S&P 500             Russell 2500
Cap Growth Fund I               Index(6)            Growth Index(6)

ADVISOR CLASS (2/14/92 - 4/30/01)7

[PLOTPOINTS]


      Date       Franklin Small     S&P 500    Russell 2500      698       S&P 500   Russ 2500
                   Cap Growth       Index      Growth Index                  $T         G $T
                    Fund I -
                  Advisor Class
   02/14/1992        $10,000        $10,000       $10,000
   02/29/1992        $10,150        $10,067       $10,051       1.50%       0.67%      0.51%
   03/31/1992        $9,860         $9,871        $9,478       -2.86%      -1.95%      -5.70%
   04/30/1992        $9,580         $10,161       $8,984       -2.84%       2.94%      -5.21%
   05/31/1992        $9,539         $10,211       $9,000       -0.42%       0.49%      0.18%
   06/30/1992        $9,307         $10,059       $8,511       -2.44%      -1.49%      -5.44%
   07/31/1992        $9,468         $10,470       $8,842        1.73%       4.09%      3.89%
   08/31/1992        $9,327         $10,255       $8,581       -1.49%      -2.05%      -2.95%
   09/30/1992        $9,347         $10,375       $8,712        0.22%       1.17%      1.53%
   10/31/1992        $9,820         $10,411       $9,083        5.06%       0.34%      4.25%
   11/30/1992        $10,625        $10,765       $9,814        8.20%       3.40%      8.05%
   12/31/1992        $11,111        $10,897       $10,103       4.57%       1.23%      2.95%
   01/31/1993        $11,413        $10,988       $10,174       2.72%       0.84%      0.70%
   02/28/1993        $10,404        $11,138       $9,663       -8.84%       1.36%      -5.02%
   03/31/1993        $10,898        $11,373       $9,976        4.75%       2.11%      3.24%
   04/30/1993        $10,313        $11,098       $9,604       -5.37%      -2.42%      -3.73%
   05/31/1993        $11,282        $11,394       $10,196       9.39%       2.67%      6.16%
   06/30/1993        $11,236        $11,427       $10,220      -0.40%       0.29%      0.24%
   07/31/1993        $11,236        $11,381       $10,229       0.00%      -0.40%      0.08%
   08/31/1993        $12,187        $11,813       $10,768       8.46%       3.79%      5.27%
   09/30/1993        $12,642        $11,722       $11,044       3.73%      -0.77%      2.57%
   10/31/1993        $12,874        $11,964       $11,262       1.84%       2.07%      1.97%
   11/30/1993        $12,935        $11,851       $10,853       0.47%      -0.95%      -3.63%
   12/31/1993        $13,527        $11,994       $11,331       4.58%       1.21%      4.40%
   01/31/1994        $14,060        $12,402       $11,657       3.94%       3.40%      2.88%
   02/28/1994        $14,206        $12,066       $11,677       1.04%      -2.71%      0.17%
   03/31/1994        $13,506        $11,540       $10,997      -4.93%      -4.36%      -5.82%
   04/30/1994        $13,328        $11,687       $10,985      -1.32%       1.28%      -0.11%
   05/31/1994        $13,088        $11,879       $10,764      -1.80%       1.64%      -2.01%
   06/30/1994        $12,632        $11,588       $10,286      -3.48%      -2.45%      -4.44%
   07/31/1994        $13,105        $11,968       $10,510       3.74%       3.28%      2.17%
   08/31/1994        $14,127        $12,459       $11,282       7.80%       4.10%      7.35%
   09/30/1994        $14,302        $12,155       $11,276       1.24%      -2.44%      -0.05%
   10/31/1994        $14,983        $12,428       $11,470       4.76%       2.25%      1.72%
   11/30/1994        $14,643        $11,976       $10,962      -2.27%      -3.64%      -4.43%
   12/31/1994        $14,775        $12,153       $11,185       0.90%       1.48%      2.03%
   01/31/1995        $14,501        $12,468       $11,075      -1.85%       2.59%      -0.98%
   02/28/1995        $15,819        $12,954       $11,678       9.09%       3.90%      5.44%
   03/31/1995        $16,626        $13,336       $12,131       5.10%       2.95%      3.88%
   04/30/1995        $16,934        $13,728       $12,268       1.85%       2.94%      1.13%
   05/31/1995        $17,320        $14,278       $12,455       2.28%       4.00%      1.53%
   06/30/1995        $18,723        $14,609       $13,211       8.10%       2.32%      6.07%
   07/31/1995        $20,299        $15,094       $14,253       8.42%       3.32%      7.88%
   08/31/1995        $20,791        $15,132       $14,371       2.42%       0.25%      0.83%
   09/30/1995        $20,942        $15,770       $14,678       0.73%       4.22%      2.14%
   10/31/1995        $20,126        $15,713       $14,160      -3.90%      -0.36%      -3.53%
   11/30/1995        $20,780        $16,403       $14,739       3.25%       4.39%      4.09%
   12/31/1995        $21,012        $16,720       $14,935       1.12%       1.93%      1.33%
   01/31/1996        $20,827        $17,288       $14,982      -0.88%       3.40%      0.31%
   02/29/1996        $21,977        $17,449       $15,641       5.52%       0.93%      4.40%
   03/31/1996        $22,509        $17,617       $15,980       2.42%       0.96%      2.17%
   04/30/1996        $24,400        $17,875       $17,075       8.40%       1.47%      6.85%
   05/31/1996        $25,549        $18,337       $17,685       4.71%       2.58%      3.57%
   06/30/1996        $24,364        $18,406       $16,799      -4.64%       0.38%      -5.01%
   07/31/1996        $22,176        $17,593       $15,129      -8.98%      -4.42%      -9.94%
   08/31/1996        $24,276        $17,964       $16,171       9.47%       2.11%      6.89%
   09/30/1996        $25,599        $18,975       $17,030       5.45%       5.63%      5.31%
   10/31/1996        $25,130        $19,499       $16,500      -1.83%       2.76%      -3.11%
   11/30/1996        $26,304        $20,973       $17,106       4.67%       7.56%      3.67%
   12/31/1996        $26,704        $20,558       $17,190       1.52%      -1.98%      0.49%
   01/31/1997        $27,564        $21,843       $17,704       3.22%       6.25%      2.99%
   02/28/1997        $26,417        $22,013       $16,928      -4.16%       0.78%      -4.38%
   03/31/1997        $24,565        $21,108       $15,814      -7.01%      -4.11%      -6.58%
   04/30/1997        $24,735        $22,369       $15,885       0.69%       5.97%      0.45%
   05/31/1997        $28,230        $23,731       $17,790      14.13%       6.09%      11.99%
   06/30/1997        $29,181        $24,794       $18,386       3.37%       4.48%      3.35%
   07/31/1997        $30,955        $26,768       $19,554       6.08%       7.96%      6.35%
   08/31/1997        $31,203        $25,269       $20,031       0.80%      -5.60%      2.44%
   09/30/1997        $34,111        $26,653       $21,445       9.32%       5.48%      7.06%
   10/31/1997        $32,521        $25,763       $20,107      -4.66%      -3.34%      -6.24%
   11/30/1997        $31,738        $26,956       $19,799      -2.41%       4.63%      -1.53%
   12/31/1997        $31,357        $27,420       $19,728      -1.20%       1.72%      -0.36%
   01/31/1998        $31,153        $27,724       $19,469      -0.65%       1.11%      -1.31%
   02/28/1998        $33,626        $29,723       $21,140       7.94%       7.21%      8.58%
   03/31/1998        $34,884        $31,245       $21,924       3.74%       5.12%      3.71%
   04/30/1998        $35,526        $31,560       $22,124       1.84%       1.01%      0.91%
   05/31/1998        $33,163        $31,017       $20,703      -6.65%      -1.72%      -6.42%
   06/30/1998        $33,343        $32,277       $20,854       0.54%       4.06%      0.73%
   07/31/1998        $30,132        $31,931       $19,301      -9.63%      -1.07%      -7.45%
   08/31/1998        $23,367        $27,314       $14,916      -22.45%     -14.46%    -22.72%
   09/30/1998        $25,498        $29,065       $16,224       9.12%       6.41%      8.77%
   10/31/1998        $27,125        $31,428       $17,319       6.38%       8.13%      6.75%
   11/30/1998        $29,230        $33,332       $18,550       7.76%       6.06%      7.11%
   12/31/1998        $31,472        $35,252       $20,337       7.67%       5.76%      9.63%
   01/31/1999        $33,225        $36,726       $20,924       5.57%       4.18%      2.89%
   02/28/1999        $30,288        $35,584       $19,227      -8.84%      -3.11%      -8.11%
   03/31/1999        $32,096        $37,007       $20,123       5.97%       4.00%      4.66%
   04/30/1999        $34,420        $38,439       $21,729       7.24%       3.87%      7.98%
   05/31/1999        $34,282        $37,532       $21,953      -0.40%      -2.36%      1.03%
   06/30/1999        $37,148        $39,615       $23,505       8.36%       5.55%      7.07%
   07/31/1999        $36,966        $38,379       $23,026      -0.49%      -3.12%      -2.04%
   08/31/1999        $37,524        $38,187       $22,528       1.51%      -0.50%      -2.16%
   09/30/1999        $38,901        $37,141       $22,690       3.67%      -2.74%      0.72%
   10/31/1999        $43,480        $39,492       $23,795      11.77%       6.33%      4.87%
   11/30/1999        $49,993        $40,294       $26,606      14.98%       2.03%      11.81%
   12/31/1999        $62,211        $42,667       $31,623      24.44%       5.89%      18.86%
   01/31/2000        $61,284        $40,525       $31,446      -1.49%      -5.02%      -0.56%
   02/29/2000        $77,292        $39,759       $39,512      26.12%      -1.89%      25.65%
   03/31/2000        $70,784        $43,648       $36,411      -8.42%       9.78%      -7.85%
   04/30/2000        $64,173        $42,334       $32,864      -9.34%      -3.01%      -9.74%
   05/31/2000        $59,976        $41,466       $29,939      -6.54%      -2.05%      -8.90%
   06/30/2000        $69,278        $42,486       $33,897      15.51%       2.46%      13.22%
   07/31/2000        $65,101        $41,823       $31,121      -6.03%      -1.56%      -8.19%
   08/31/2000        $74,052        $44,420       $35,176      13.75%       6.21%      13.03%
   09/30/2000        $71,593        $42,075       $32,900      -3.32%      -5.28%      -6.47%
   10/31/2000        $66,066        $41,898       $30,867      -7.72%      -0.42%      -6.18%
   11/30/2000        $51,922        $38,597       $24,987      -21.41%     -7.88%     -19.05%
   12/31/2000        $56,257        $38,786       $26,536       8.35%       0.49%      6.20%
   01/31/2001        $59,059        $40,163       $28,256       4.98%       3.55%      6.48%
   02/28/2001        $47,879        $36,500       $23,896      -18.93%     -9.12%     -15.43%
   03/31/2001        $42,718        $34,186       $21,253      -10.78%     -6.34%     -11.06%
   04/30/2001        $48,869        $36,842       $24,492      14.41%       7.77%      15.24%


Franklin Small                  S&P 500             Russell 2500
Cap Growth Fund I               Index6              Growth Index(6)


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7) 4/30/01
--------------------------------------------------------------------------------
1-Year                                                                   -23.83%

5-Year                                                                   +14.90%

Since Inception (2/14/92)                                                +18.80%


6. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500, from which the Russell 2500 Growth Index is constituted, is composed of the 500 smallest-capitalization securities in the Russell 1000 Index and all stocks in the Russell 2000 Index. The largest company in the Russell 2500 Index has a market capitalization of approximately $1.3 billion.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.


Past performance does not guarantee future results.

FRANKLIN SMALL CAP GROWTH FUND II

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Small Cap Growth Fund II seeks long-term capital growth by investing in equity securities of small-capitalization companies with market capitalizations similar to the Russell 2000(TM) Growth Index at the time of purchase.(1)
--------------------------------------------------------------------------------


This annual report of Franklin Small Cap Growth Fund II covers the year ended April 30, 2001 -- a very difficult time for small-cap growth stock investing.

The 12 months under review were tumultuous for the domestic economy. A year ago, it was growing so rapidly that the Federal Reserve Board (the Fed) chose to actively raise interest rates and tighten liquidity in the economy in an attempt to cool excess demand for hiring, basic materials, finished goods and financial assets. After several interest rate hikes, the Fed's actions finally had the effect of dramatically slowing the domestic economy's growth, which decelerated sharply in late December.


1. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 96.

The economy's abrupt deceleration was due to a confluence of factors directed at an economy that was probably growing too fast for itself in 2000. The primary shock was the Fed's five successive interest rate hikes from August 1999 to May 2000. Rising interest rates made bonds relatively more attractive than equities, thereby compressing the valuations that investors would pay for stocks. Rising rates also forced companies to pay higher costs of capital to finance future growth opportunities. These higher capital costs and a surfeit of Internet start-up companies rapidly diminished the prospective investment returns in the Internet. Rapidly declining Internet investment returns prompted investors to flee from this sector, forcing many start-up companies to shut down or curtail expansion plans. The demise of the once threatening dot-com start-ups allowed established, "old economy" companies to slow their own Internet and technology infrastructure investment initiatives. The above factors together caused companies to scale back their investment plans, specifically in the Internet and information technology.

As domestic enterprises slowed their investment plans late in 2000, the domestic equity and high yield markets declined sharply, which prompted consumers to reduce their expenditures. A strong dollar and a persistent Japanese recession made it unlikely that exports would compensate for weakening demand from domestic enterprises and the consumer. To complicate matters, a drawn-out presidential election, an unusually cold early winter, rising oil costs and a looming electricity crisis in California further conspired to subdue the normally ebullient end-of-year holiday shopping.

The eroding economic demand outlined above resulted in orders for related goods and services (including communications equipment, semiconductors, optical modules, software and cabling) to dry up. A domino effect of sorts occurred across the electronics supply chain, as order cancellations led to highly visible, problematic and costly inventory overages, resulting in declining prices and widespread speculation about future demand. At the same time, new and barely-used gear was being sold in liquidation sales from the many failed start-up companies.

As the Fund's managers survey the economy at period-end, we see domestic producers and purchasers of capital goods, and especially technology capital goods, confronted with the twin challenges of very weak demand and excess supply. Fortunately, these producers and purchasers today are more able than ever to make the requisite adjustments to their product offerings, pricing, distribution, manufacturing and sales strategies. The Fed seems to be proactively assisting them by lowering their cost of capital through four rapid interest rate reductions since January 1. We would expect that domestic demand should improve late this year or early next year driven by the beneficial impacts of the interest rate cuts. However, we do believe that when it does recover, the economy's sustainable growth rate will be more subdued than the growth rate of the late 1990s due to recent additions of manufacturing and service capacity, more measured supply chain management, rising energy costs and, finally, an incipient weakness in Asian and Latin American economies.

For the fiscal year ended April 30, 2001, Franklin Small Cap Growth Fund II - Class A provided a +2.70% cumulative total return, as shown in the Performance Summary beginning on page 54. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned -24.85% during the same period.(2)

In this, the Fund's first full year of operation, we pursued a strategy of identifying and investing in small capitalization companies with superior growth potential. In the first six months of the Fund's fiscal year, this entailed significant investments in technology software, services and hardware. By late summer 2000, we sensed an economic deceleration. We repositioned the Fund more defensively by reducing exposure to software, technology services and biotechnology in favor of companies with slower but more predictable growth in the energy, entertainment, gaming, health and industrial sectors. This repositioning offset the weakness and volatility of the technology sector in the first half of the reporting period. However, we did not foresee the abruptness of the economic deceleration and its profoundly negative impact on the whole economy. Ultimately, weakness in both the health care and technology hardware sectors in the last six months of the year under review overwhelmed

COMPANY                                    % OF TOTAL
INDUSTRY                                    NET ASSETS
--------------------------------------------------------
Varian Semiconductor
Equipment Associates Inc.                       3.4%
Electronic Technology

Intersil Holding Corp.                          3.0%
Electronic Technology

Jack Henry & Associates Inc.                    2.5%
Technology Services

Rudolph Technologies Inc.                       2.5%
Electronic Technology

Mettler-Toledo International Inc.
(Switzerland)                                   2.4%
Producer Manufacturing

Varian Inc.                                     2.4%
Producer Manufacturing

Citadel Communications Corp.                    2.3%
Consumer Services

Gentex Corp.                                    2.1%
Producer Manufacturing

Semtech Corp.                                   2.0%
Electronic Technology

Advanced Digital
Information Corp.                               2.0%
Electronic Technology


2. Source: Standard & Poor's Micropal. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets
4/30/01

[BAR CHART]

Electronic Technology*                        31.4%

Producer Manufacturing                        10.4%

Technology Services*                           9.7%

Consumer Services                              7.6%

Finance                                        5.9%

Process Industries                             4.3%

Health Technology*                             4.2%

Transportation                                 3.1%

Commercial Services                            2.6%

Communications                                 2.4%

Other Industries                               7.3%

Short-Term Investments & Other Net Assets     11.1%

* Significant exposure to a single sector may result in greater volatility for the Fund than for a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.



gains from the defensive stocks. The technology and health care weakness caused poor absolute performance during the period.

During the past year, as is typical when the economy faces the possibility of recession, value investing outperformed growth investing in the small capitalization asset class. We expect that when the economy recovers, growth will again outperform value. In fact, in the last month of the Fund's fiscal year, we noted that growth stocks outperformed value stocks, perhaps presaging a rotation from value back to growth. However, for such a rotation to stick, we must first see signs of an economic recovery. As such signs occur and as we gain confidence in the growth potential of currently underperforming growth stocks, we will likely increase the Fund's investments in the technology and health care sectors again. We have already taken some early steps in that direction by reducing energy holdings and buying more cyclical technology companies.

As the Fund concluded its fiscal year, we did not yet see evidence of the economic rebound that must underpin any improvement in the small cap growth market. After the excesses of the late 1990s and early 2000, and following the precipitous declines of the last half of the period under review, the domestic economy will need time to stabilize, absorb excess new capacity, purge nonviable businesses and regain confidence. As it does, we will seek to reposition Franklin Small Cap Growth Fund II to take advantage of the superior growth opportunities that proliferate in the small cap market.

Thank you for investing with us. We appreciate your support, and look forward to serving you in the future. Please feel free to contact us with any questions or comments you may have.


/s/ Edward B. Jamieson


Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund II








--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SMALL CAP GROWTH FUND II


--------------------------------------------------------------------------------

CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                              CHANGE            4/30/01         5/1/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                +$0.27            $10.27          $10.00

CLASS B                              CHANGE            4/30/01         5/1/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                +$0.20            $10.20          $10.00

CLASS C                              CHANGE            4/30/01         5/1/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                +$0.21            $10.21          $10.00

ADVISOR CLASS                        CHANGE            4/30/01         5/1/00
-------------------------------------------------------------------------------
Net Asset Value (NAV)                +$0.31            $10.31          $10.00

PERFORMANCE


                                                                   INCEPTION
CLASS A                                            1-YEAR          (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +2.70%           +2.70%

Average Annual Total Return(2)                      -3.20%           -3.20%

Value of $10,000 Investment(3)                     $9,680           $9,680

Avg. Ann. Total Return (3/31/01)(4)                                 -14.61%


                                                                   INCEPTION
CLASS B                                            1-YEAR          (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +2.00%           +2.00%

Average Annual Total Return(2)                      -2.00%           -2.00%

Value of $10,000 Investment(3)                     $9,800           $9,800

Avg. Ann. Total Return (3/31/01)(4)                                 -13.50%


                                                                   INCEPTION
CLASS C                                            1-YEAR          (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +2.10%           +2.10%

Average Annual Total Return(2)                      +0.10%           +0.10%

Value of $10,000 Investment(3)                     $10,010         $10,010

Avg. Ann. Total Return (3/31/01)(4)                                 -11.59%


                                                                   INCEPTION
ADVISOR CLASS                                      1-YEAR          (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +3.10%           +3.10%

Average Annual Total Return(2)                      +3.10%           +3.10%

Value of $10,000 Investment(3)                     $10,310         $10,310

Avg. Ann. Total Return (3/31/01)(4)                                  -9.00%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN SMALL CAP GROWTH FUND II

AVERAGE ANNUAL TOTAL RETURN

CLASS A                           4/30/01
-----------------------------------------
1-Year                             -3.20%

Since Inception (5/1/00)           -3.20%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                           4/30/01
-----------------------------------------
1-Year                             -2.00%

Since Inception (5/1/00)           -2.00%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/00-4/30/01)

[LINE GRAPH OMITTED]

   Date     Franklin Small Cap   S&P 500    Russell 2000    S&P 500   Russ 2000
   ----      Growth Fund II -     Index     Growth Index       $T       G $T
             -----------------              ------------
                  Class A
                  -------
05/01/2000        $ 9,425        $10,000       $10,000
05/31/2000        $ 8,982        $ 9,795       $ 9,124        -2.05%     -8.76%
06/30/2000        $11,178        $10,036       $10,303         2.46%     12.92%
07/31/2000        $10,688        $ 9,879       $ 9,420        -1.56%     -8.57%
08/31/2000        $12,319        $10,493       $10,411         6.21%     10.52%
09/30/2000        $11,744        $ 9,939       $ 9,893        -5.28%     -4.97%
10/31/2000        $11,008        $ 9,897       $ 9,090        -0.42%     -8.12%
11/30/2000        $ 9,048        $ 9,117       $ 7,439        -7.88%    -18.16%
12/31/2000        $ 9,623        $ 9,162       $ 7,895         0.49%      6.12%
01/31/2001        $10,707        $ 9,487       $ 8,533         3.55%      8.09%
02/28/2001        $ 9,161        $ 8,622       $ 7,363        -9.12%    -13.71%
03/31/2001        $ 8,539        $ 8,075       $ 6,694        -6.34%     -9.09%
04/30/2001        $ 9,680        $ 8,703       $ 7,513         7.77%     12.24%

CLASS B (5/1/00-4/30/01)

[LINE GRAPH OMITTED]

   Date     Franklin Small   S&P 500    Russell 2000      S&P 500   Russ 2000
              Cap Growth      Index     Growth Index         $T         G $T
              ----------      -----     ------------         --         ----
              Fund II -
               Class B
               -------
05/01/2000     $10,000       $10,000        $10,000
05/31/2000     $ 9,530       $ 9,795        $ 9,124         -2.05%      -8.76%
06/30/2000     $11,850       $10,036        $10,303          2.46%      12.92%
07/31/2000     $11,330       $ 9,879        $ 9,420         -1.56%      -8.57%
08/31/2000     $13,040       $10,493        $10,411          6.21%      10.52%
09/30/2000     $12,430       $ 9,939        $ 9,893         -5.28%      -4.97%
10/31/2000     $11,640       $ 9,897        $ 9,090         -0.42%      -8.12%
11/30/2000     $ 9,570       $ 9,117        $ 7,439         -7.88%     -18.16%
12/31/2000     $10,170       $ 9,162        $ 7,895          0.49%       6.12%
01/31/2001     $11,300       $ 9,487        $ 8,533          3.55%       8.09%
02/28/2001     $ 9,670       $ 8,622        $ 7,363         -9.12%     -13.71%
03/31/2001     $ 9,010       $ 8,075        $ 6,694         -6.34%      -9.09%
04/30/2001     $ 9,800       $ 8,703        $ 7,513          7.77%      12.24%

CLASS C (5/1/00-4/30/01)

[LINE GRAPH OMITTED]


   Date      Franklin Small  S&P 500    Russell 2000   S&P 500   Russ 2000
            Cap Growth Fund   Index     Growth Index     $T         G $T
             ------------               ------------
             II - Class C
05/01/2000      $ 9,901       $10,000      $10,000
05/31/2000      $ 9,436       $ 9,795      $ 9,124      -2.05%      -8.76%
06/30/2000      $11,723       $10,036      $10,303       2.46%      12.92%
07/31/2000      $11,218       $ 9,879      $ 9,420      -1.56%      -8.57%
08/31/2000      $12,911       $10,493      $10,411       6.21%      10.52%
09/30/2000      $12,307       $ 9,939      $ 9,893      -5.28%      -4.97%
10/31/2000      $11,535       $ 9,897      $ 9,090      -0.42%      -8.12%
11/30/2000      $9,475        $ 9,117      $ 7,439      -7.88%     -18.16%
12/31/2000      $10,079       $ 9,162      $ 7,895       0.49%       6.12%
01/31/2001      $11,198       $ 9,487      $ 8,533       3.55%       8.09%
02/28/2001      $ 9,584       $ 8,622      $ 7,363      -9.12%     -13.71%
03/31/2001      $ 8,931       $ 8,075      $ 6,694      -6.34%      -9.09%
04/30/2001      $10,010       $ 8,703      $ 7,513       7.77%      12.24%


CLASS ADVISOR CLASS (5/1/00-4/30/01)

[LINE GRAPH OMITTED]


   Date      Franklin Small   S&P 500     Russell 2000   S&P 500      Russ 2000
            Cap Growth Fund    Index      Growth Index      $T          G $T
              II - Advisor
                 Class
05/01/2000       $10,000       $10,000       $10,000
05/31/2000       $ 9,530       $ 9,795       $ 9,124        -2.05%       -8.76%
06/30/2000       $11,870       $10,036       $10,303         2.46%       12.92%
07/31/2000       $11,350       $ 9,879       $ 9,420        -1.56%       -8.57%
08/31/2000       $13,080       $10,493       $10,411         6.21%       10.52%
09/30/2000       $12,490       $ 9,939       $ 9,893        -5.28%       -4.97%
10/31/2000       $11,710       $ 9,897       $ 9,090        -0.42%       -8.12%
11/30/2000       $ 9,630       $ 9,117       $ 7,439        -7.88%      -18.16%
12/31/2000       $10,240       $ 9,162       $ 7,895         0.49%        6.12%
01/31/2001       $11,390       $ 9,487       $ 8,533         3.55%        8.09%
02/28/2001       $ 9,760       $ 8,622       $ 7,363        -9.12%      -13.71%
03/31/2001       $ 9,100       $ 8,075       $ 6,694        -6.34%       -9.09%
04/30/2001       $10,310       $ 8,703       $ 7,513         7.77%       12.24%


AVERAGE ANNUAL TOTAL RETURN

CLASS C                        4/30/01
--------------------------------------
1-Year                         +0.10%

Since Inception (5/1/00)       +0.10%




AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                  4/30/01
--------------------------------------
1-Year                          +3.10%

Since Inception (5/1/00)        +3.10%



5. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.


Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN AGGRESSIVE GROWTH FUND

                                                                             CLASS A
                                                              ------------------------------------
                                                                      YEAR ENDED APRIL 30,
                                                              ------------------------------------
                                                                  2001                     2000(c)
                                                              ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................      $     25.22              $     10.00
                                                              ------------------------------------
Income from investment operations:
 Net investment loss(a).................................             (.17)                    (.15)
 Net realized and unrealized gains (losses) ............            (9.74)                   15.86
                                                              ------------------------------------
Total from investment operations .......................            (9.91)                   15.71
                                                              ------------------------------------
Less distributions from:
 Net investment income .................................               --                     (.02)
 Net realized gains ....................................             (.01)                    (.47)
                                                              ------------------------------------
Total distributions ....................................             (.01)                    (.49)
                                                              ------------------------------------
Net asset value, end of year ...........................      $     15.30              $     25.22
                                                              ====================================

Total return(b).........................................           (39.31)%                 158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................      $   127,678              $   171,976
Ratios to average net assets:
 Expenses ..............................................             1.25%                    1.24%(d)
 Expenses excluding waiver and payments by affiliate ...             1.35%                    1.28%(d)
 Net investment loss ...................................             (.77)%                   (.68)%(d)
Portfolio turnover rate ................................           157.74%                  148.67%

(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period June 23, 1999 (effective date) to April 30, 2000.

(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)


                                                                            CLASS B
                                                              ----------------------------------
                                                                     YEAR ENDED APRIL 30,
                                                              ----------------------------------
                                                                  2001                   2000(c)
                                                              ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................          $    25.18              $    10.00
                                                              ----------------------------------
Income from investment operations:
 Net investment loss(a) ............................                (.31)                   (.30)
 Net realized and unrealized gains (losses) ........               (9.69)                  15.95
                                                              ----------------------------------
Total from investment operations ...................              (10.00)                  15.65
                                                              ----------------------------------
Less distributions from net realized gains .........                (.01)                   (.47)(d)
                                                              ----------------------------------
Net asset value, end of year .......................          $    15.17              $    25.18
                                                              ==================================

Total return(b) ....................................              (39.73)%                157.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................          $   27,587              $   33,613
Ratios to average net assets:
 Expenses ..........................................                1.90%                   1.86%(e)
 Expenses excluding waiver and payments by affiliate                2.00%                   1.90%(e)
 Net investment loss ...............................               (1.42)%                 (1.31)%(e)
Portfolio turnover rate ............................              157.74%                 148.67%

(a) Based on average shares outstanding.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period June 23, 1999 (effective date) to April 30, 2000.

(d) Includes distribution of net investment income in the amount of $.003.

(e) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                            CLASS C
                                                              -----------------------------------
                                                                      YEAR ENDED APRIL 30,
                                                              -----------------------------------
                                                                  2001                    2000(c)
                                                              -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................          $    25.12              $    10.00
                                                              -----------------------------------
Income from investment operations:
 Net investment loss(a) ............................                (.31)                   (.30)
 Net realized and unrealized gains (losses) ........               (9.66)                  15.89
                                                              -----------------------------------
Total from investment operations ...................               (9.97)                  15.59
                                                              -----------------------------------
Less distributions from net realized gains .........                (.01)                   (.47)
                                                              -----------------------------------
Net asset value, end of year .......................          $    15.14              $    25.12
                                                              ===================================

Total return(b) ....................................              (39.71)%                156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................          $   60,294              $   80,473
Ratios to average net assets:
 Expenses ..........................................                1.89%                   1.88%(d)
 Expenses excluding waiver and payments by affiliate                1.99%                   1.92%(d)
 Net investment loss ...............................               (1.41)%                 (1.34)%(d)
Portfolio turnover rate ............................              157.74%                 148.67%


(a) Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period June 23, 1999 (effective date) to April 30, 2000.

(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)


                                                                       ADVISOR CLASS
                                                              ------------------------------------
                                                                     YEAR ENDED APRIL 30,
                                                              ------------------------------------
                                                                 2001                   2000(c)
                                                              ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................          $    25.31              $    10.00
                                                              ------------------------------------
Income from investment operations:
 Net investment loss(a) ............................                (.09)                   (.05)
 Net realized and unrealized gains (losses) ........               (9.81)                  15.86
                                                              ------------------------------------
Total from investment operations ...................               (9.90)                  15.81
                                                              ------------------------------------
Less distributions from:
 Net investment income .............................                  --                    (.03)
 Net realized gains ................................                (.01)                   (.47)
                                                              ------------------------------------
Total distributions ................................                (.01)                   (.50)
                                                              ------------------------------------
Net asset value, end of year .......................          $    15.40              $    25.31
                                                              ------------------------------------

Total return(b) ....................................              (39.13)%                159.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................          $   22,276              $   46,726
Ratios to average net assets:
 Expenses ..........................................                 .90%                    .90%(d)
 Expenses excluding waiver and payments by affiliate                1.00%                    .94%(d)
 Net investment loss ...............................                (.42)%                  (.25)%(d)
Portfolio turnover rate ............................              157.74%                 148.67%


(a) Based on average shares outstanding.

(b) Total return is not annualized for periods less than one year.

(c) For the period June 23, 1999 (effective date) to April 30, 2000.

(d) Annualized


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001


    FRANKLIN AGGRESSIVE GROWTH FUND                                                          SHARES                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 89.6%
(a) COMMUNICATIONS 3.7%
    Qwest Communications International Inc. .......................................          132,000             $  5,398,800
    Sprint Corp. (PCS Group) ......................................................          131,800                3,378,034
                                                                                                                 ------------
                                                                                                                    8,776,834
                                                                                                                 ------------
(a) CONSUMER SERVICES 4.7%
    Entravision Communications Corp. ..............................................          380,000                3,838,000
    MGM Mirage Inc. ...............................................................          135,000                4,059,450
    Univision Communications Inc., A ..............................................           78,000                3,409,380
                                                                                                                 ------------
                                                                                                                   11,306,830
                                                                                                                 ------------
(a) ELECTRONIC TECHNOLOGY 28.5%
    Agere Systems .................................................................          360,000                2,520,000
    Avocent Corp. .................................................................          115,000                2,862,350
    CIENA Corp. ...................................................................           75,000                4,129,500
    EMC Corp. .....................................................................          100,000                3,960,000
    Jabil Circuit Inc. ............................................................          135,000                3,920,400
    JDS Uniphase Corp. ............................................................          108,300                2,316,537
    Juniper Networks Inc. .........................................................           50,000                2,951,500
    Lam Research Corp. ............................................................           85,000                2,516,000
    Lexmark International Inc. ....................................................           70,000                4,300,100
    Micron Technology Inc. ........................................................          135,000                6,126,300
    Oni Systems Corp. .............................................................          120,000                4,311,600
    PMC-Sierra Inc. (Canada) ......................................................           80,000                3,329,600
    Polycom Inc. ..................................................................          160,000                3,716,800
    QUALCOMM Inc. .................................................................           58,000                3,326,880
    Rudolph Technologies Inc. .....................................................           85,000                4,087,650
    Semtech Corp. .................................................................           90,000                2,589,300
    Tektronix Inc. ................................................................          155,000                3,751,000
    Vitesse Semiconductor Corp. ...................................................          170,000                5,763,000
    Western Multiplex Corp. .......................................................          200,000                1,342,000
                                                                                                                 ------------
 ..................................................................................                                67,820,517
                                                                                                                 ------------
(a) FINANCE 2.8%
    Investment Technology Group Inc. ..............................................           75,000                3,656,250
    Silicon Valley Bancshares .....................................................          120,000                3,007,200
                                                                                                                 ------------
                                                                                                                    6,663,450
                                                                                                                 ------------
(a) HEALTH SERVICES 1.9%
    Caremark RX Inc. ..............................................................          280,000                4,438,000
                                                                                                                 ------------
    HEALTH TECHNOLOGY 13.4%
(a) Abgenix Inc. ..................................................................          145,000                5,437,500
(a) Celgene Corp. .................................................................          225,000                3,975,750
(a) COR Therapeutics Inc. .........................................................          150,000                4,650,000
(a) Inhale Therapeutic Systems Inc. ...............................................          140,000                4,662,000
(a) MedImmune Inc. ................................................................          100,000                3,915,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

    FRANKLIN AGGRESSIVE GROWTH FUND                                                          SHARES                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      HEALTH TECHNOLOGY (CONT.)
      Pfizer Inc. .................................................................          105,000             $  4,546,500
      Pharmacia Corp. .............................................................           90,000                4,703,400
                                                                                                                 ------------
                                                                                                                   31,890,150
                                                                                                                 ------------
      INDUSTRIAL SERVICES 1.7%
      Enron Corp. .................................................................           65,000                4,076,800
                                                                                                                 ------------
(a)   PRODUCER MANUFACTURING .8%
      Beacon Power Corp. ..........................................................          452,800                1,811,200
                                                                                                                 ------------
      RETAIL TRADE 5.2%
(a)   Abercrombie & Fitch Co., A ..................................................          100,000                3,330,000
      GAP Inc. ....................................................................          155,000                4,295,050
(a)   Williams-Sonoma Inc. ........................................................          160,000                4,811,200
                                                                                                                 ------------
                                                                                                                   12,436,250
                                                                                                                 ------------
      TECHNOLOGY SERVICES 20.6%
(a)   Affiliated Computer Services Inc., A ........................................          140,000               10,080,000
(a)   Amdocs Ltd. .................................................................           60,000                3,534,000
(a)   BEA Systems Inc. ............................................................           60,000                2,451,000
(a)   Cadence Design Systems Inc. .................................................          200,000                4,140,000
(a)   Concord EFS Inc. ............................................................          116,000                5,399,800
(a)   Frontline Capital Group .....................................................          209,500                1,885,500
(a)   Inforte Corp. ...............................................................          344,694                3,498,644
(a)   Interwoven Inc. .............................................................          170,000                2,488,800
(a)   Openwave Systems Inc. .......................................................          120,000                4,153,200
      Paychex Inc. ................................................................          100,000                3,456,000
(a)   Predictive Systems Inc. .....................................................          578,400                1,307,184
(a)   Sapient Corp. ...............................................................          305,000                4,102,250
(a)   VERITAS Software Corp. ......................................................           40,000                2,384,400
                                                                                                                 ------------
                                                                                                                   48,880,778
                                                                                                                 ------------
      TRANSPORTATION 3.6%
      Expeditors International of Washington Inc. .................................          100,000                5,003,000
(a)   Forward Air Corp. ...........................................................          100,000                3,470,000
                                                                                                                 ------------
                                                                                                                    8,473,000
                                                                                                                 ------------
(a)   UTILITIES 2.7%
      Aquila Inc. .................................................................           21,500                  651,665
      Calpine Corp. ...............................................................           90,000                5,129,100
(a)   Reliant Resources Inc. ......................................................           25,200                  756,000
                                                                                                                 ------------
                                                                                                                    6,536,765
                                                                                                                 ------------
      TOTAL COMMON STOCKS (COST $223,956,008) .....................................                               213,110,574
                                                                                                                 ------------
(a,d) PREFERRED STOCKS .7%
      Micro Photonix Integration Corp., pfd., C (COST $2,079,464) .................          329,274                1,646,370
                                                                                                                 ------------
      TOTAL LONG TERM INVESTMENTS (COST $226,035,472) .............................                               214,756,944
                                                                                                                 ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


      FRANKLIN AGGRESSIVE GROWTH FUND                                                       SHARES                  VALUE

-----------------------------------------------------------------------------------------------------------------------------------

(c)   SHORT TERM INVESTMENTS 8.8%


      Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $20,890,292)    20,890,292             $ 20,890,292
                                                                                                                 ------------
      TOTAL INVESTMENTS (COST $246,925,764) 99.1%                                                                 235,647,236
      OTHER ASSETS, LESS LIABILITIES .9%                                                                            2,187,823
                                                                                                                 ------------
      NET ASSETS 100.0%                                                                                          $237,835,059
                                                                                                                 ============


(a) Non-income producing

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 3 regarding investment in the "Sweep Money Fund."

(d) See Note 6 regarding restricted securities.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN CALIFORNIA GROWTH FUND

                                                                                      CLASS A
                                                 ---------------------------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                                                 ---------------------------------------------------------------------------------
                                                     2001               2000              1999            1998           1997
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $      50.15      $      25.82      $      24.97    $      19.35    $      18.26
                                                 ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)....................              --               .05               .10             .14             .13
 Net realized and unrealized gains (losses) .          (13.47)            24.36              1.42            6.48            1.51
                                                 ---------------------------------------------------------------------------------
Total from investment operations ............          (13.47)            24.41              1.52            6.62            1.64
                                                 ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................            (.19)             (.08)             (.14)           (.14)           (.12)
 Net realized gains .........................           (2.44)               --              (.53)           (.86)           (.43)
                                                 ---------------------------------------------------------------------------------
Total distributions .........................           (2.63)             (.08)             (.67)          (1.00)           (.55)
                                                 ---------------------------------------------------------------------------------
Net asset value, end of year ................    $      34.05      $      50.15      $      25.82    $      24.97    $      19.35
                                                 ================================================================================

Total return(b)..............................          (27.84)%           94.90%             6.39%          34.98%           8.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $  1,680,032      $  2,025,864      $    780,598    $    721,254    $    282,898
Ratios to average net assets:
 Expenses ...................................             .88%              .88%             1.00%            .99%           1.08%
 Net investment income ......................              --               .11%              .41%            .67%            .84%
Portfolio turnover rate .....................           35.47%            61.04%            52.76%          48.52%          44.81%


(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                                CLASS B
                                                                   --------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
                                                                   --------------------------------------------------------------
                                                                          2001                    2000                     1999(c)
                                                                   --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................         $     49.64             $     25.75              $     24.31
                                                                   --------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ..................................                (.33)                   (.28)                    (.01)
 Net realized and unrealized gains (losses) ..............              (13.25)                  24.24                     1.45
                                                                   --------------------------------------------------------------
Total from investment operations .........................              (13.58)                  23.96                     1.44
                                                                   --------------------------------------------------------------
Less distributions from:
 Net investment income ...................................                (.19)                   (.07)                      --
 Net realized gains ......................................               (2.44)                     --                       --
                                                                   --------------------------------------------------------------
Total distributions ......................................               (2.63)                   (.07)                      --
                                                                   --------------------------------------------------------------
Net asset value, end of year .............................         $     33.43             $     49.64              $     25.75
                                                                   ==============================================================
Total return(b) ..........................................              (28.36)%                 93.35%                    5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................         $   119,847             $    63,960              $     2,657
Ratios to average net assets:
 Expenses ................................................                1.63%                   1.63%                    1.75%(d)
 Net investment loss .....................................                (.76)%                  (.61)%                   (.33)%(d)
Portfolio turnover rate ..................................               35.47%                  61.04%                   52.76%

(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period January 1, 1999 (effective date) to April 30, 1999.

(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                      CLASS C
                                                 ----------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                 ----------------------------------------------------------------------------------
                                                      2001             2000             1999             1998            1997(c)
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     49.55      $     25.63      $     24.81      $     19.27      $     18.05
Income from investment operations:
 Net investment income (loss)(a) ............           (.34)            (.25)            (.07)              --              .05
 Net realized and unrealized gains (losses) .         (13.27)           24.19             1.42             6.43             1.65
Total from investment operations ............         (13.61)           23.94             1.35             6.43             1.70
Less distributions from:
 Net investment income ......................             --             (.02)              --             (.03)            (.05)
 Net realized gains .........................          (2.44)              --             (.53)            (.86)            (.43)
Total distributions .........................          (2.44)            (.02)            (.53)            (.89)            (.48)
Net asset value, end of year ................    $     33.50      $     49.55      $     25.63      $     24.81      $     19.27

Total return(b)..............................         (28.39)%          93.46%            5.67%           34.02%            9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   370,165      $   428,192      $   159,310      $   122,701      $    24,556
Ratios to average net assets:
 Expenses ...................................           1.63%            1.63%            1.75%            1.74%            1.86%(d)
 Net investment income (loss) ...............           (.74)%           (.64)%           (.33)%           (.10)%            .05%(d)
Portfolio turnover rate .....................          35.47%           61.04%           52.76%           48.52%           44.81%


(a) Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period September 3, 1996 (effective date) to April 30, 1997.

(d) Annualized


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001

  FRANKLIN CALIFORNIA GROWTH FUND                                                           SHARES                         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 90.0%
(a) COMMERCIAL SERVICES 2.5%
    Learning Tree International Inc. .............................                          730,000                     $ 15,410,300

    Resources Connection Inc. ....................................                          415,000                       11,018,250
    Robert Half International Inc. ...............................                        1,000,000                       27,800,000
                                                                                                                        ------------
                                                                                                                          54,228,550
                                                                                                                        ------------
    COMMUNICATIONS .3%
    Vodafone Group PLC, ADR (United Kingdom) .....................                          175,000                        5,299,000
(a) Western Wireless Corp., A ....................................                           12,500                          556,625
                                                                                                                        ------------
                                                                                                                           5,855,625
                                                                                                                        ------------
    CONSUMER DURABLES 3.5%
(a) Activision Inc. ..............................................                          324,950                        8,858,137
(a) Electronic Arts Inc. .........................................                          325,000                       18,401,500
    Mattel Inc. ..................................................                        3,000,000                       48,450,000
                                                                                                                        ------------
                                                                                                                          75,709,637
                                                                                                                        ------------
    CONSUMER NON-DURABLES 1.2%
    Clorox Co. ...................................................                          850,000                       27,055,500
                                                                                                                        ------------
    CONSUMER SERVICES 6.0%
(a) Apollo Group Inc., A .........................................                          300,000                        9,330,000
(a) Clear Channel Communications Inc. ............................                            8,460                          472,068
(a) Entravision Communications Corp. .............................                        1,100,000                       11,110,000
(a) Fox Entertainment Group Inc., A ..............................                        1,150,000                       26,392,500
(a) Jack in the Box Inc. .........................................                          400,000                       10,588,000
    Knight-Ridder Inc. ...........................................                            9,300                          503,595
    McClatchy Co., A .............................................                          184,800                        7,576,800
    United Television Inc. .......................................                           50,000                        6,189,500
(a) Univision Communications Inc., A .............................                        1,100,000                       48,081,000
    Walt Disney Co. ..............................................                          300,000                        9,075,000
                                                                                                                        ------------
                                                                                                                         129,318,463
                                                                                                                        ------------
    ELECTRONIC TECHNOLOGY 16.0%
(a) Agilent Technologies Inc. ....................................                          200,000                        7,802,000
(a) Alter(a) Corp. ...............................................                          250,000                        6,322,500
(a) Applied Materials Inc. .......................................                          400,000                       21,840,000
(a) Brocade Communications Systems Inc. ..........................                          100,000                        3,799,000
(a) Centillium Communications Inc. ...............................                          200,000                        5,560,000
(a) Cisco Systems Inc. ...........................................                        1,000,000                       16,980,000
(a) Cypress Semiconductor Corp. ..................................                          400,000                        9,040,000
(a) Flextronics International Ltd. (Singapore) ...................                        1,000,000                       26,890,000
    Hewlett-Packard Co. ..........................................                          200,000                        5,686,000
    Intel Corp. ..................................................                          850,000                       26,273,500
(a) JDS Uniphase Corp. ...........................................                        1,000,000                       21,390,000
(a) Juniper Networks Inc. ........................................                          175,000                       10,330,250
(a) KLA-Tencor Corp. .............................................                          400,000                       21,984,000
(a) Lam Research Corp. ...........................................                          700,000                       20,720,000
    Linear Technology Corp. ......................................                          400,000                       19,216,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

    FRANKLIN CALIFORNIA GROWTH FUND                                                        SHARES                          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
(a) Micrel Inc. ................................................                           350,000                      $ 11,886,000
(a) Novellus Systems Inc. ......................................                           400,000                        22,060,000
(a) Palm Inc. ..................................................                           500,000                         4,005,000
(a) Polycom Inc. ...............................................                           500,000                        11,615,000
(a) Sanmin(a) Corp. ............................................                           500,000                        14,575,000
(a) Solectron Corp. ............................................                           500,000                        12,725,000
(a) Sun Microsystems Inc. ......................................                         1,000,000                        17,120,000
(a) Vitesse Semiconductor Corp. ................................                           200,000                         6,780,000
(a) Xilinx Inc. ................................................                           500,000                        23,735,000
                                                                                                                        ------------
                                                                                                                         348,334,250
                                                                                                                        ------------
    ENERGY MINERALS 1.8%
    Chevron Corp. ..............................................                           400,000                        38,624,000
                                                                                                                        ------------
    FINANCE 10.6%
    Charles Schwab Corp. .......................................                         1,000,000                        19,800,000
    City National Corp. ........................................                           500,000                        19,325,000
    Countrywide Credit Industries Inc. .........................                           350,000                        14,934,500
    Golden State Bancorp Inc. ..................................                         1,200,000                        35,760,000
    National Commerce Bancorp ..................................                            14,000                           348,740
    The PMI Group Inc. .........................................                           750,000                        48,225,000
    Providian Financial Corp. ..................................                           500,000                        26,650,000
(a) Silicon Valley Bancshares ..................................                         1,102,500                        27,628,650
    Wells Fargo & Co. ..........................................                           800,000                        37,576,000
                                                                                                                        ------------
                                                                                                                         230,247,890
                                                                                                                        ------------
(a) HEALTH SERVICES 3.2%
    Tenet Healthcare Corp. .....................................                         1,000,000                        44,640,000
    Wellpoint Health Networks Inc. .............................                           250,000                        24,562,500
                                                                                                                        ------------
                                                                                                                          69,202,500
                                                                                                                        ------------
    HEALTH TECHNOLOGY 11.6%
(a) Affymetrix Inc. ............................................                           400,000                        13,220,000
    Allergan Inc. ..............................................                           150,000                        11,400,000
(a) Amgen Inc. .................................................                           550,000                        33,627,000
    Appler(a) Corp.-Applied Biosystems Group ...................                           175,000                         5,610,500
(a) Chiron Corp. ...............................................                           311,000                        14,931,110
(a) Coherent Inc. ..............................................                           600,000                        23,700,000
(a) COR Therapeutics Inc. ......................................                           400,000                        12,400,000
(a) Exelixis Inc. ..............................................                           125,200                         1,715,240
(a) Genentech Inc. .............................................                           825,000                        43,312,500
(a) Inhale Therapeutic Systems Inc. ............................                           824,912                        27,469,570
(a) Invitrogen Corp. ...........................................                           350,000                        24,678,500
(a) Molecular Devices Corp. ....................................                           275,000                         5,293,750
(a) Pain Therapeutics Inc. .....................................                           150,000                         1,132,500
(a) Thoratec Corp. .............................................                           845,000                         7,757,100
(a) Watson Pharmaceuticals Inc. ................................                           500,000                        24,900,000
                                                                                                                        ------------
                                                                                                                         251,147,770
                                                                                                                        ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

    FRANKLIN CALIFORNIA GROWTH FUND                                                        SHARES                          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    INDUSTRIAL SERVICES .7%
    Granite Construction Inc. ......................................                         525,000                    $ 13,482,000
(a) Weatherford International Inc. .................................                          19,000                       1,106,370
                                                                                                                        ------------
                                                                                                                          14,588,370
                                                                                                                        ------------
    PROCESS INDUSTRIES
    Ecolab Inc. ....................................................                          16,000                         605,280
                                                                                                                        ------------
    PRODUCER MANUFACTURING 2.9%
    Avery Dennison Corp. ...........................................                         300,000                      16,821,000
(a) Capstone Turbine Corp. .........................................                         500,000                      14,650,000
(a) Mettler-Toledo International Inc. (Switzerland) ................                         100,000                       4,425,000
(a) Varian Inc. ....................................................                         850,000                      27,472,000
                                                                                                                        ------------
                                                                                                                          63,368,000
                                                                                                                        ------------
    REAL ESTATE 6.8%
    Alexandria Real Estate Equities Inc. .........................                           300,000                      11,136,000
    AMB Property Corp. .............................................                         600,000                      14,940,000
    Arden Realty Inc. ..............................................                         650,000                      16,295,500
(a) Catellus Development Corp. .....................................                       1,000,000                      16,250,000
    Essex Property Trust Inc. ......................................                         600,000                      28,200,000
    Health Care Property Investors Inc. ............................                         600,000                      21,660,000
    Spieker Properties Inc. ........................................                         700,000                      38,640,000
                                                                                                                        ------------
                                                                                                                         147,121,500
                                                                                                                        ------------
    RETAIL TRADE 6.3%
(a) Cost Plus Inc. .................................................                         340,200                       8,096,760
    GAP Inc. .......................................................                       1,500,000                      41,565,000
(a) Safeway Inc. ...................................................                       1,000,000                      54,300,000
(a) Williams-Sonoma Inc. .........................................                         1,118,600                      33,636,302
                                                                                                                        ------------
                                                                                                                         137,598,062
                                                                                                                        ------------
(a) TECHNOLOGY SERVICES 11.0%
    Actuate Corp. ..................................................                         397,300                       4,970,223
    Affiliated Computer Services Inc., A ...........................                         200,000                      14,400,000
    Cadence Design Systems Inc. ....................................                         600,000                      12,420,000
    Check Point Software Technologies Ltd. (Israel) ................                         200,000                      12,546,000
    Computer Sciences Corp. ........................................                         354,000                      12,613,020
    Entrust Technologies Inc. ......................................                           4,562                          28,695
    HNC Software Inc. ..............................................                         281,000                       7,651,630
    Interwoven Inc. ................................................                         700,000                      10,248,000
    Intuit Inc. ....................................................                         500,000                      16,020,000
    Liberate Technologies Inc. .....................................                       1,000,000                       9,790,000
    Macrovision Corp. ..............................................                         225,000                      12,865,500
    Mercury Interactive Corp. ......................................                         250,000                      16,537,500
    Micromuse Inc. .................................................                         350,000                      17,325,000
    Openwave Systems Inc. ..........................................                         225,000                       7,787,250
    Peregrine Systems Inc. .........................................                         300,000                       7,734,000
    Quest Software Inc. ............................................                         400,000                      14,712,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

        FRANKLIN CALIFORNIA GROWTH FUND                                                  SHARES                           VALUE
------------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
(a)     TECHNOLOGY SERVICES (CONT.)
        Siebel Systems Inc. ...............................................              500,000                      $  22,790,000
        SonicWALL Inc. ....................................................              250,000                          4,397,500
        VeriSign Inc. .....................................................              200,000                         10,256,000
        VERITAS Software Corp. ............................................              400,000                         23,844,000
                                                                                                                      -------------
                                                                                                                        238,936,318
                                                                                                                      -------------
        TRANSPORTATION 1.2%
        Expeditors International of Washington Inc. .......................              525,000                         26,265,750
                                                                                                                      -------------
        UTILITIES 4.4%
        American States Water Co. .........................................              165,000                          5,428,500
        California Water Service Group ....................................              180,000                          4,645,800
(a)     Calpine Corp. .....................................................            1,200,000                         68,388,000
        Dynegy Inc. .......................................................              300,000                         17,355,000
                                                                                                                      -------------
                                                                                                                         95,817,300
                                                                                                                      -------------
        TOTAL COMMON STOCKS (COST $1,682,936,364) .........................                                           1,954,024,765
                                                                                                                      -------------
(a),(c) PREFERRED STOCKS 1.2%
        ELECTRONIC TECHNOLOGY .1%
        Anda Networks Inc., pfd., D .......................................              145,772                            842,562
        Kestrel Solutions Inc., pfd., D ...................................              124,712                            748,272
                                                                                                                      -------------
                                                                                                                          1,590,834
                                                                                                                      -------------
        HEALTH TECHNOLOGY 1.1%
        Fibrogen Inc., pfd., E ............................................            2,227,171                          9,999,998
        Masimo Corp., pfd., F .............................................              772,727                          4,249,999
        Pro*duct Health Inc., pfd., C .....................................            2,028,398                         10,000,002
                                                                                                                      -------------
                                                                                                                         24,249,999
                                                                                                                      -------------
        TOTAL PREFERRED STOCKS (COST $32,124,994) .........................                                              25,840,833
                                                                                                                      -------------

(a)     CONVERTIBLE PREFERRED STOCKS .2%
        Calpine Capital Trust III, 5.00%, cvt. pfd., 144A (COST $2,250,000)               45,000                          3,380,625
                                                                                                                      -------------

                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                  --------------
        CONVERTIBLE BONDS .9%
        ELECTRONIC TECHNOLOGY
        Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05 .................         $      790,000                            890,725
                                                                                                                     -------------
        TECHNOLOGY SERVICES .9%
        BEA Systems Inc., cvt., 4.00%, 12/15/06 ........................             13,000,000                         18,460,000
                                                                                                                     -------------
        TOTAL CONVERTIBLE BONDS (COST $13,775,285) .....................                                                19,350,725
                                                                                                                     -------------
        TOTAL LONG TERM INVESTMENTS (COST $1,731,086,643) ..............                                             2,002,596,948
                                                                                                                     -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

    FRANKLIN CALIFORNIA GROWTH FUND                                                                SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b) SHORT TERM INVESTMENTS 7.8%
    Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $170,207,039) ...        170,207,039       $  170,207,039
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $1,901,293,682) 100.1% ......................................                           2,172,803,987
    OTHER ASSETS, LESS LIABILITIES (.1)% ................................................                              (2,760,014)
                                                                                                                   --------------
    NET ASSETS 100.0% ...................................................................                          $2,170,043,973
                                                                                                                   ==============



(a) Non-income producing
(b) See Note 3 regarding investment in the "Sweep Money Fund."
(c) See Note 6 regarding restricted securities.

                       See notes to financial statements.

    FRANKLIN STRATEGIC SERIES
    Financial Highlights

    FRANKLIN LARGE CAP GROWTH FUND

                                                                                                   CLASS A
                                                                               ------------------------------------------------
                                                                                             YEAR ENDED APRIL 30,
                                                                               ------------------------------------------------
                                                                                   2001                              2000(c)
                                                                               ------------------------------------------------
    PER SHARE OPERATING PERFORMANCE
    (for a share outstanding throughout the year)
    Net asset value, beginning of year ......................                  $      14.85                        $      10.00
                                                                               ------------------------------------------------
    Income from investment operations:
     Net investment loss(a) ...................................                        (.05)                               (.06)
     Net realized and unrealized gains (losses) .............                         (3.24)                               4.91
                                                                               ------------------------------------------------
    Total from investment operations ........................                         (3.29)                               4.85
                                                                               ------------------------------------------------
    Less distributions from:
     Net investment income ..................................                          (.01)                                 --(d)
     Net realized gains .....................................                          (.02)                                 --
                                                                               ------------------------------------------------
    Total distributions .....................................                          (.03)                                 --
                                                                               ------------------------------------------------
    Net asset value, end of year ............................                  $      11.53                        $      14.85
                                                                               ================================================

    Total return(b) .........................................                        (22.17)%                             48.59%

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's) .........................                  $     63,999                        $     39,402
    Ratios to average net assets:
     Expenses ...............................................                          1.25%                               1.23%(e)
     Expenses excluding waiver and payments by affiliate ....                          1.27%                               1.39%(e)
     Net investment loss ....................................                          (.31)%                              (.46)%(e)
    Portfolio turnover rate .................................                        106.17%                              93.95%

(a)  Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  For the period June 7, 1999 (effective date) to April 30, 2000.
(d)  Includes distributions of net investment income in the amount of $.008.
(e)  Annualized

    FRANKLIN STRATEGIC SERIES
    Financial Highlights (continued)

    FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                                      CLASS B
                                                                                     ------------------------------------------
                                                                                                YEAR ENDED APRIL 30,
                                                                                     ------------------------------------------
                                                                                        2001                           2000(d)
                                                                                     ------------------------------------------
    PER SHARE OPERATING PERFORMANCE
    (for a share outstanding throughout the year)
    Net asset value, beginning of year ............................                  $   14.77                        $   10.00
                                                                                     ------------------------------------------
    Income from investment operations:
     Net investment loss(a) .......................................                       (.13)                            (.13)
     Net realized and unrealized gains (losses) ...................                      (3.23)                            4.90
                                                                                     ------------------------------------------
    Total from investment operations ..............................                      (3.36)                            4.77
                                                                                     ------------------------------------------
    Less distributions from:
     Net investment income ........................................                         --(c)                            --
     Net realized gains ...........................................                       (.02)                              --
                                                                                     ------------------------------------------
    Total distributions ...........................................                       (.02)                              --
                                                                                     ------------------------------------------
    Net asset value, end of year ..................................                  $   11.39                        $   14.77
                                                                                     ==========================================

    Total return(b) ...............................................                     (22.76)%                          47.70%

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's) ...............................                  $   8,294                        $   4,502
    Ratios to average net assets:
     Expenses .....................................................                       1.89%                            1.84%(e)
     Expenses excluding waiver and payments by affiliate ..........                       1.91%                            2.00%(e)
     Net investment loss ..........................................                       (.94)%                          (1.06)%(e)
    Portfolio turnover rate .......................................                     106.17%                           93.95%

(a)  Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Includes distributions of net investment income in the amount of $.003.
(d)  For the period June 7, 1999 (effective date) to April 30, 2000.
(e)  Annualized

    FRANKLIN STRATEGIC SERIES
    Financial Highlights (continued)

    FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                                      CLASS C
                                                                                   --------------------------------------------
                                                                                               YEAR ENDED APRIL 30,
                                                                                   --------------------------------------------
                                                                                      2001                             2000(c)
                                                                                   --------------------------------------------
    PER SHARE OPERATING PERFORMANCE
    (for a share outstanding throughout the year)
    Net asset value, beginning of year ..........................                  $    14.77                        $    10.00
                                                                                   --------------------------------------------
    Income from investment operations:
     Net investment loss(a) .....................................                        (.13)                             (.14)
     Net realized and unrealized gains (losses) .................                       (3.22)                             4.91
                                                                                   --------------------------------------------
    Total from investment operations ............................                       (3.35)                             4.77
                                                                                   --------------------------------------------
    Less distributions from net realized gains ..................                        (.02)                               --
                                                                                   --------------------------------------------
    Net asset value, end of year ................................                  $    11.40                        $    14.77
                                                                                   ============================================

    Total return(b) .............................................                      (22.71)%                           47.70%

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's) .............................                  $   55,071                        $   35,345
    Ratios to average net assets:
     Expenses ...................................................                        1.89%                             1.90%(d)
     Expenses excluding waiver and payments by affiliate ........                        1.91%                             2.06%(d)
     Net investment loss ........................................                        (.96)%                           (1.13)%(d)
    Portfolio turnover rate .....................................                      106.17%                            93.95%



(a)  Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  For the period June 7, 1999 (effective date) to April 30, 2000.
(d)  Annualized

    FRANKLIN STRATEGIC SERIES
    Financial Highlights (continued)

    FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                                   ADVISOR CLASS
                                                                                   --------------------------------------------
                                                                                                YEAR ENDED APRIL 30,
                                                                                   --------------------------------------------
                                                                                      2001                             2000(d)
                                                                                   --------------------------------------------
    PER SHARE OPERATING PERFORMANCE
    (for a share outstanding throughout the year)
    Net asset value, beginning of year ..........................                  $    14.88                        $    10.00
                                                                                   --------------------------------------------
    Income from investment operations:
     Net investment income (loss)(a) ............................                          --(c)                           (.01)
     Net realized and unrealized gains (losses) .................                       (3.26)                             4.91
                                                                                   --------------------------------------------
    Total from investment operations ............................                       (3.26)                             4.90
                                                                                   --------------------------------------------
    Less distributions from:
     Net investment income ......................................                        (.02)                             (.02)
     Net realized gains .........................................                        (.02)                               --
                                                                                   --------------------------------------------
    Total distributions .........................................                        (.04)                             (.02)
                                                                                   --------------------------------------------
    Net asset value, end of year ................................                  $    11.58                        $    14.88
                                                                                   ============================================
    Total return(b) .............................................                      (21.95)%                           49.01%

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's) .............................                  $   17,771                        $   19,902
    Ratios to average net assets:
     Expenses ...................................................                         .90%                              .90%(e)
     Expenses excluding waiver and payments by affiliate ........                         .92%                             1.06%(e)
     Net investment income (loss) ...............................                         .01%                             (.06%)(e)
    Portfolio turnover rate .....................................                      106.17%                            93.95%



(a)  Based on average shares outstanding.
(b)  Total return is not annualized for periods less than one year.
(c)  Includes net investment income in the amount of $.001.
(d)  For the period June 7, 1999 (effective date) to April 30, 2000.
(e)  Annualized

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001


     FRANKLIN LARGE CAP GROWTH FUND                                        SHARES           VALUE
----------------------------------------------------------------------------------------------------
     COMMON STOCKS 91.0%
     COMMUNICATIONS 2.4%
     Centurytel Inc. .........................................             39,500        $ 1,073,610
  (a)Global Crossing Ltd. (Bermuda) ..........................             30,000            375,900
     SBC Communications Inc. .................................             33,700          1,390,125
  (a)VoiceStream Wireless Corp. ..............................              5,843            613,515
                                                                                         -----------
                                                                                           3,453,150
                                                                                         -----------
     CONSUMER NON-DURABLES 2.7%
     Anheuser-Busch Cos. Inc. ................................             48,600          1,943,514
     Kimberly-Clark Corp. ....................................             28,000          1,663,200
     PepsiCo Inc. ............................................              8,700            381,147
                                                                                         -----------
                                                                                           3,987,861
                                                                                         -----------
  (a)CONSUMER SERVICES 4.3%
     AOL Time Warner Inc. ....................................             60,400          3,050,200
     Cendant Corp. ...........................................             50,000            887,000
     Clear Channel Communications Inc. .......................             25,500          1,422,900
     Viacom Inc., B ..........................................             16,200            843,372
                                                                                         -----------
                                                                                           6,203,472
                                                                                         -----------
     ELECTRONIC TECHNOLOGY 17.0%
  (a)Applied Materials Inc. ..................................             30,788          1,681,025
  (a)Applied Micro Circuits Corp. ............................             62,200          1,618,444
  (a)Celestica Inc. (Canada) .................................             35,200          1,798,720
  (a)CIENA Corp. .............................................             14,200            781,852
  (a)Cisco Systems Inc. ......................................             50,600            859,188
  (a)Comverse Technology Inc. ................................              9,100            623,350
  (a)EMC Corp. ...............................................             37,100          1,469,160
     Hewlett-Packard Co. .....................................             25,000            710,750
     Intel Corp. .............................................             63,900          1,975,149
     International Business Machines Corp. ...................             10,950          1,260,783
  (a)Jabil Circuit Inc. ......................................             45,000          1,306,800
  (a)JDS Uniphase Corp. ......................................             57,100          1,221,369
  (a)Juniper Networks Inc. ...................................             17,000          1,003,510
  (a)Network Appliance Inc. ..................................              8,000            182,002
     Nokia Corp., ADR (Finland) ..............................             35,600          1,217,164
  (a)Novellus Systems Inc. ...................................             31,200          1,720,680
  (a)PMC-Sierra Inc. (Canada) ................................             20,000            832,400
  (a)Sun Microsystems Inc. ...................................             38,000            650,560
  (a)Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)             50,000          1,212,000
  (a)Vitesse Semiconductor Corp. .............................             44,000          1,491,600
  (a)Xilinx Inc. .............................................             22,400          1,063,328
                                                                                         -----------
                                                                                          24,679,834
                                                                                         -----------
     ENERGY MINERALS 3.6%
     Anadarko Petroleum Corp. ................................             10,000            646,200
     Devon Energy Corp. ......................................             39,900          2,354,499
     Petroleo Brasileiro SA (Petrobras), ADR (Brazil) ........             80,800          2,181,600
                                                                                         -----------
                                                                                           5,182,299
                                                                                         -----------

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STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


      FRANKLIN LARGE CAP GROWTH FUND                                        SHARES            VALUE
----------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FINANCE 13.5%
     American International Group Inc. .......................             17,800        $ 1,456,040
     Bank of New York Co. Inc. ...............................             39,900          2,002,980
     Capital One Financial Corp. .............................             21,800          1,370,348
     Charles Schwab Corp. ....................................            100,000          1,980,000
     Citigroup Inc. ..........................................             64,833          3,186,542
     Equity Office Properties Trust ..........................             22,000            628,100
     Fannie Mae ..............................................             17,900          1,436,654
     Fifth Third Bancorp .....................................             36,200          1,946,112
     Goldman Sachs Group Inc. ................................             14,800          1,348,280
     Hartford Financial Services Group Inc. ..................             21,000          1,304,100
     JP Morgan Chase & Co. ...................................             20,600            988,388
     Lehman Brothers Holdings Inc. ...........................             10,000            727,500
     Wells Fargo & Co. .......................................             26,000          1,221,220
                                                                                         -----------
                                                                                          19,596,264
                                                                                         -----------
     HEALTH SERVICES 1.2%
     CIGNA Corp. .............................................              3,600            384,120
  (a)Tenet Healthcare Corp. ..................................             30,500          1,361,520
                                                                                         -----------
                                                                                           1,745,640
                                                                                         -----------
     HEALTH TECHNOLOGY 17.4%
     Allergan Inc. ...........................................              5,300            402,800
     American Home Products Corp. ............................             30,000          1,732,500
  (a)Amgen Inc. ..............................................             25,800          1,577,412
     Baxter International Inc. ...............................             37,700          3,436,355
  (a)Biogen Inc. .............................................             25,700          1,661,762
     Bristol-Myers Squibb Co. ................................             39,600          2,217,600
  (a)Genentech Inc. ..........................................             28,800          1,512,000
  (a)Genzyme Corp-General Division ...........................              7,000            762,790
     Ivax Corp. ..............................................             15,000            600,750
  (a)King Pharmaceuticals Inc. ...............................             31,000          1,306,030
     Pfizer Inc. .............................................             84,775          3,670,758
     Pharmacia Corp. .........................................             54,000          2,822,040
     Schering-Plough Corp. ...................................             50,000          1,927,000
  (a)Watson Pharmaceuticals Inc. .............................             33,400          1,663,320
                                                                                         -----------
                                                                                          25,293,117
                                                                                         -----------
     INDUSTRIAL SERVICES 8.0%
     Baker Hughes Inc. .......................................             40,000          1,571,600
     Dynegy Inc. .............................................             54,500          3,152,825
     Enron Corp. .............................................             45,500          2,853,760
  (a)Global Marine Inc. ......................................             24,000            690,000
     Transocean Sedco Forex Inc. .............................             61,800          3,354,504
                                                                                         -----------
                                                                                          11,622,689
                                                                                         -----------

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STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


     FRANKLIN LARGE CAP GROWTH FUND                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PRODUCER MANUFACTURING 5.4%
     General Electric Co. ...........................................................           108,100        $  5,246,093
     Tyco International Ltd. (Bermuda) ..............................................            48,600           2,593,782
                                                                                                               ------------
                                                                                                                  7,839,875
                                                                                                               ------------
     RETAIL TRADE 4.1%
     GAP Inc. .......................................................................            30,000             831,300
     Home Depot Inc. ................................................................            17,000             800,700
  (a)The Kroger Co. .................................................................            70,200           1,585,818
     Lowe's Cos. Inc. ...............................................................            22,000           1,386,000
     Wal-Mart Stores Inc. ...........................................................            26,825           1,387,926
                                                                                                               ------------
                                                                                                                  5,991,744
                                                                                                               ------------
  (a)TECHNOLOGY SERVICES 4.6%
     BEA Systems Inc. ...............................................................            15,000             612,750
     Check Point Software Technologies Ltd. (Israel) ................................             5,700             357,561
     Concord EFS Inc. ...............................................................            31,000           1,443,050
     Microsoft Corp. ................................................................            54,000           3,658,500
     VERITAS Software Corp. .........................................................            10,075             600,571
                                                                                                               ------------
                                                                                                                  6,672,432
                                                                                                               ------------
     UTILITIES 6.8%
  (a)AES Corp. ......................................................................            31,600           1,506,370
  (a)Aquila Inc. ....................................................................             8,200             248,542
  (a)Calpine Corp. ..................................................................            50,700           2,889,393
     Exelon Corp. ...................................................................            15,000           1,035,750
  (a)Mirant Corp. ...................................................................            39,200           1,599,360
     Reliant Energy Inc. ............................................................            44,000           2,180,200
(a,b)Reliant Resources, Inc. ........................................................            15,700             471,000
                                                                                                               ------------
                                                                                                                  9,930,615
                                                                                                               ------------
     TOTAL COMMON STOCKS (COST $127,193,264) ........................................                           132,198,992
                                                                                                               ------------
  (c)SHORT TERM INVESTMENTS 11.1%
     Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $16,055,330)        16,055,330          16,055,330
                                                                                                               ------------
     TOTAL INVESTMENTS (COST $143,248,594) 102.1% ...................................                           148,254,322
     OTHER ASSETS, LESS LIABILITIES (2.1)% ..........................................                            (3,119,409)
                                                                                                               ------------
     NET ASSETS 100.0% ..............................................................                          $145,134,913
                                                                                                               ============


(a)Non-income producing
(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(c)See Note 3 regarding investment in the "Sweep Money Fund."


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN SMALL CAP GROWTH FUND I

                                                                                          CLASS A
                                                   --------------------------------------------------------------------------------
                                                                                    YEAR ENDED APRIL 30,
                                                   --------------------------------------------------------------------------------
                                                        2001              2000            1999             1998           1997
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........        $    45.48       $     24.65      $    25.93        $    18.96       $    19.75
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .................               .12               .09             .06               .07              .03
 Net realized and unrealized gains (losses)            (10.98)            21.04           (1.02)             7.92              .04
                                                   --------------------------------------------------------------------------------
Total from investment operations ..........            (10.86)            21.13            (.96)             7.99              .07
                                                   --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................              (.24)             (.04)           (.14)             (.09)            (.06)
 Net realized gains .......................              (.23)             (.26)           (.18)             (.93)            (.80)
                                                   --------------------------------------------------------------------------------
Total distributions .......................              (.47)             (.30)           (.32)            (1.02)            (.86)
                                                   --------------------------------------------------------------------------------
Net asset value, end of year ..............        $    34.15       $     45.48      $    24.65        $    25.93       $    18.96
                                                   ================================================================================
Total return(b) ...........................            (24.00)%           85.97%          (3.44)%           43.09%             .14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........        $9,606,125       $11,199,559      $4,251,284        $3,957,972       $1,071,352
Ratios to average net assets:
 Expenses .................................               .86%              .85%            .94%              .89%             .92%
 Net investment income ....................               .29%              .24%            .30%              .32%             .10%
Portfolio turnover rate ...................             27.23%            24.67%          46.73%            42.97%           55.27%


(a)Based on average shares outstanding effective year ending April 30, 2000.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN SMALL CAP GROWTH FUND I (CONT.)

                                                                                        CLASS C
                                                     -------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                     -------------------------------------------------------------------------
                                                          2001             2000           1999           1998          1997
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........        $    44.58       $    24.32       $  25.59       $  18.78       $  19.66
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) .....................              (.19)            (.19)          (.09)          (.02)          (.05)
 Net realized and unrealized gains (losses) .            (10.75)           20.71          (1.00)          7.76           (.03)
                                                     -------------------------------------------------------------------------
Total from investment operations ............            (10.94)           20.52          (1.09)          7.74           (.08)
                                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................                --             (.26)          (.18)          (.93)          (.80)
 Net realized gains .........................              (.23)              --             --             --             --
                                                     -------------------------------------------------------------------------
Total distributions .........................              (.23)            (.26)          (.18)          (.93)          (.80)
                                                     -------------------------------------------------------------------------
Net asset value, end of year ................        $    33.41       $    44.58       $  24.32       $  25.59       $  18.78
                                                     =========================================================================
Total return(b) .............................            (24.61)%          84.58%         (4.08)%        42.06%          (.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $1,263,169       $1,667,870       $764,715       $731,707       $146,164
Ratios to average net assets:
 Expenses ...................................              1.61%            1.60%          1.69%          1.64%          1.69%
 Net investment loss ........................              (.45)%           (.52)%         (.44)%         (.42)%         (.70)%
Portfolio turnover rate .....................             27.23%           24.67%         46.73%         42.97%         55.27%


(a)Based on average shares outstanding effective year ending April 30, 2000.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN SMALL CAP GROWTH FUND I (CONT.)

                                                                                      ADVISOR CLASS
                                                     --------------------------------------------------------------------
                                                                                   YEAR ENDED APRIL 30,
                                                     --------------------------------------------------------------------
                                                        2001          2000           1999            1998         1997(C)
                                                     --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........        $  45.74       $  24.73       $  26.01       $  18.97       $ 20.48
                                                     --------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................             .23            .18            .10            .09           .01
 Net realized and unrealized gains (losses) .          (11.06)         21.15          (1.00)          8.01         (1.52)
                                                     --------------------------------------------------------------------
Total from investment operations ............          (10.83)         21.33           (.90)          8.10         (1.51)
                                                     --------------------------------------------------------------------
Less distributions from:
 Net investment income ......................            (.31)          (.06)          (.20)          (.13)           --
 Net realized gains .........................            (.23)          (.26)          (.18)          (.93)           --
                                                     --------------------------------------------------------------------
Total distributions .........................            (.54)          (.32)          (.38)         (1.06)           --
                                                     --------------------------------------------------------------------
Net asset value, end of year ................        $  34.37       $  45.74       $  24.73       $  26.01       $ 18.97
                                                     ====================================================================
Total return(b) .............................          (23.83)%        86.43%         (3.12)%        43.68%        (7.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $357,832       $436,864       $168,055       $118,683       $18,777
Ratios to average net assets:
 Expenses ...................................             .61%           .60%           .69%           .64%          .69%(d)
 Net investment income ......................             .54%           .49%           .56%           .58%          .30%(d)
Portfolio turnover rate .....................           27.23%         24.67%         46.73%         42.97%        55.27%


(a)Based on average shares outstanding effective year ending April 30, 2000.
(b)Total return is not annualized for periods less than one year.
(c)For the period January 2, 1997 (effective date) to April 30, 1997.
(d)Annualized

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001

   FRANKLIN SMALL CAP GROWTH FUND I                             SHARES                  VALUE
-----------------------------------------------------------------------------------------------
   COMMON STOCKS 85.0%
(a)COMMERCIAL SERVICES 1.1%
   Answerthink Inc. ...............................           1,000,000            $  5,010,000
   Corporate Executive Board Co. ..................             559,800              18,607,752
   DigitalThink Inc. ..............................             695,100               5,957,007
   DoubleClick Inc. ...............................           3,374,600              41,642,564
   Hotjobs.com Ltd. ...............................             973,200               4,885,464
(b)Interep National Radio Sales Inc. ..............             489,100               1,530,883
   Learning Tree International Inc. ...............           1,064,000              22,461,040
   Netcentives Inc. ...............................              90,600                  76,104
   Probusiness Services Inc. ......................           1,062,200              23,952,610
                                                                                   ------------
                                                                                    124,123,424
                                                                                   ------------
(a)COMMUNICATIONS 4.6%
(b)Airgate PCS Inc. ...............................           1,069,700              42,360,120
   Alamosa Holdings Inc. ..........................           1,726,700              24,156,533
(b)Alaska Communications Systems Holdings Inc. ....           2,411,700              13,626,105
   AT&T Canada Inc., B (Canada) ...................             227,600               6,894,004
   CenturyTel Inc. ................................             189,500               5,150,610
   Intermedia Communications Inc. .................             680,000              11,029,600
   ITC Deltacom Inc. ..............................             978,700               5,226,258
   Leap Wireless International Inc. ...............             279,800               9,753,828
   Millicom International Cellular SA (Luxembourg).             878,500              23,895,200
   Pinnacle Holdings Inc. .........................           1,727,200              15,285,720
(b)Rural Cellular Corp., A ........................             765,700              28,644,837
   TeleCorp PCS Inc. ..............................           3,983,100              64,167,741
   Time Warner Telecom Inc., A ....................             194,400               9,846,360
   UbiquiTel Inc. .................................           1,568,100               9,016,575
(b)US Unwired Inc., A .............................             925,000               7,400,000
   VoiceStream Wireless Corp. .....................           1,584,869             166,411,245
   Western Wireless Corp., A ......................           1,619,200              72,102,976
                                                                                   ------------
                                                                                    514,967,712
                                                                                   ------------
   CONSUMER DURABLES .8%
   Callaway Golf Co. ..............................             610,900              14,820,434
   Centex Corp. ...................................           1,071,900              46,252,485
   D.R. Horton Inc. ...............................             776,240              18,800,533
(a)Meade Instruments Corp. ........................             800,000               4,792,000
                                                                                   ------------
                                                                                     84,665,452
                                                                                   ------------
   CONSUMER NON-DURABLES 1.0%
   Adolph Coors Co., B ............................             791,800              41,173,600
(a)Jones Apparel Group Inc. .......................             325,900              12,951,266
(a)Tommy Hilfiger Corp. ...........................           2,428,000              29,281,680
   Wolverine World Wide Inc. ......................           1,575,500              28,043,900
                                                                                   ------------
                                                                                    111,450,446
                                                                                   ------------
(a)CONSUMER SERVICES 3.4%
   Clear Channel Communications Inc. ..............             619,135              34,547,733
   Cox Radio Inc., A ..............................             249,007               6,424,381
   Cumulus Media Inc., A ..........................           1,181,800               9,797,122
   DeVry Inc. .....................................           1,064,800              33,658,328

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

     FRANKLIN SMALL CAP GROWTH FUND I                           SHARES                  VALUE
-----------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
  (a)CONSUMER SERVICES (CONT.)
     Entercom Communications Corp. ................             452,200            $ 20,629,364
     Entravision Communications Corp. .............           2,801,300              28,293,130
     Hispanic Broadcasting Corp., A ...............           3,043,600              72,955,092
  (b)Insight Communications Co. Inc., A ...........           3,230,800              89,654,700
     Jack in the Box Inc. .........................           1,299,700              34,403,059
     McLeodusa Inc. ...............................             190,100               1,682,385
     MeriStar Hotels & Resorts Inc. ...............           1,330,000               2,261,000
     Radio One Inc. ...............................             704,100              13,230,039
     Radio One Inc., D ............................             774,700              13,402,310
     Sotheby's Holdings Inc., A ...................             375,000               6,787,500
     XM Satellite Radio Holdings Inc. .............           1,810,200              15,839,250
                                                                                   ------------
                                                                                    383,565,393
                                                                                   ------------
  (a)DISTRIBUTION SERVICES .1%
     Performance Food Group Co. ...................             250,400              13,514,088
     SciQuest.com Inc. ............................              83,200                 159,744
                                                                                   ------------
                                                                                     13,673,832
                                                                                   ------------
     ELECTRONIC TECHNOLOGY 20.2%
  (a)Adaptec Inc. .................................             295,500               3,321,420
  (a)Advanced Digital Information Corp. ...........              50,000                 986,000
     Advanced Energy Industries Inc. ..............           1,285,500              44,619,705
  (a)Advanced Fibre Communications Inc. ...........           1,841,400              28,891,566
  (a)Aeroflex Inc. ................................           1,174,000              17,504,340
  (a)Alpha Industries Inc. ........................           1,113,900              27,368,523
  (a)Anaren Microwave Inc. ........................             826,800              14,055,600
  (a)Applied Micro Circuits Corp. .................             680,900              17,717,018
  (a)Auspex Systems Inc. ..........................           2,394,885               9,651,387
  (a)Avocent Corp. ................................           1,242,236              30,919,254
  (a)AXT Inc. .....................................             181,200               5,695,116
(a,b)Catapult Communications Corp. ................             656,800              18,587,440
  (a)Celestica Inc.(Canada) .......................             337,500              17,246,250
  (a)Centillium Communications Inc. ...............             300,700               8,359,460
  (a)Cirrus Logic Inc. ............................           1,647,600              26,789,976
  (a)Credence Systems Corp. .......................           1,072,500              25,471,875
     CTS Corp. ....................................             494,400              11,865,600
  (a)DDI Corp. ....................................             984,600              24,191,622
  (a)DMC Stratex Networks Inc. ....................           1,339,200              10,271,664
     EMCORE Corp. .................................           1,579,500              65,549,250
  (a)Endwave Corp. ................................             333,000                 685,980
  (a)Flextronics International Ltd. (Singapore)....           3,855,630             103,677,891
(a,b)FLIR Systems Inc. ............................           1,028,600              14,492,974
  (a)Gemstar-TV Guide International Inc. ..........           1,558,400              64,704,768
  (a)Handspring Inc. ..............................             230,100               3,504,423
  (a)Harmonic Inc. ................................             463,400               2,062,130
  (a)Integrated Circuit Systems Inc. ..............           2,483,900              41,655,003
  (a)Intersil Holding Corp. .......................           1,700,100              54,811,224
  (a)Ixia .........................................              57,900                 984,300
  (a)Jabil Circuit Inc. ...........................           1,600,000              46,464,000


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STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

     FRANKLIN SMALL CAP GROWTH FUND I                           SHARES                 VALUE
-----------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC TECHNOLOGY (CONT.)
  (a)JDS Uniphase Corp. ...........................           4,769,024          $  102,009,423
  (a)L-3 Communications Holdings Inc. .............             450,300              34,785,675
  (a)Lam Research Corp. ...........................           2,180,200              64,533,920
  (a)Lattice Semiconductor Corp. ..................             884,000              21,772,920
  (a)Micrel Inc. ..................................           2,622,000              89,043,120
  (a)Mirapoint Inc., 144A .........................             682,128               3,826,738
  (a)Nanometrics Inc. .............................             536,900              15,704,325
     Newport Corp. ................................             975,000              36,816,000
  (a)Novellus Systems Inc. ........................           2,275,100             125,471,765
  (a)PerkinElmer Inc. .............................             685,800              45,886,878
     Photronics Inc. ..............................             587,500              16,867,125
  (a)Pinnacle Systems Inc. ........................             825,000               8,761,500
  (a)PMC-Sierra Inc. (Canada) .....................           3,200,828             133,218,461
  (a)Polycom Inc. .................................           2,610,400              60,639,592
  (a)Power Integrations Inc. ......................             464,500               8,667,570
  (a)Powerwave Technologies Inc. ..................           1,355,300              24,625,801
  (a)Proxim Inc. ..................................             589,800               8,204,118
  (a)QLogic Corp. .................................             382,100              16,388,269
  (a)QuickLogic Corp. .............................             395,600               2,373,600
  (a)Radiant Systems Inc. .........................             282,600               4,747,680
  (a)Redback Networks Inc. ........................             600,000              11,424,000
  (a)Rudolph Technologies Inc. ....................             473,000              22,746,570
  (a)Sanmina Corp. ................................           1,292,800              37,685,120
  (a)Semtech Corp. ................................           1,836,200              52,827,474
  (a)Sierra Wireless Inc. (Canada) ................             510,200              13,494,790
  (a)Silicon Laboratories Inc. ....................             540,200              10,469,076
  (a)SMTC Corp. (Canada) ..........................             300,000               1,236,000
  (a)Stanford Microdevices Inc. ...................             240,500               3,126,500
     Synopsys Inc. ................................           1,888,600             108,462,298
  (a)Tekelec ......................................           1,823,300              56,886,960
(a,b)Tektronix Inc. ...............................           4,986,900             120,682,980
  (a)Triquint Semiconductor Inc. ..................           1,523,600              44,230,108
  (a)Varian Semiconductor Equipment Associates Inc.             782,000              35,620,100
  (a)Veeco Instruments Inc. .......................             474,083              23,803,707
  (a)Vitesse Semiconductor Corp. ..................             449,800              15,248,220
  (a)Waters Corp. .................................           2,479,200             129,414,240
  (a)Western Digital Corp. ........................           1,224,800               6,515,936
  (a)Western Multiplex Corp. ......................             559,400               3,753,574
                                                                                 --------------
                                                                                  2,264,077,892
                                                                                 --------------
     ENERGY MINERALS 3.5%
  (a)Barrett Resources Corp. ......................           1,473,700              94,832,595
     Cabot Oil & Gas Corp., A .....................             341,400               9,873,288
  (a)Chesapeake Energy Corp. ......................           2,076,900              17,238,270
     Devon Energy Corp. ...........................             220,088              12,987,393
  (a)Forest Oil Corp. .............................             399,400              13,000,470
  (a)Louis Dreyfus Natural Gas Corp. ..............             318,600              12,138,660
  (a)Newfield Exploration Co. .....................           1,687,000              60,732,000
  (a)Nuevo Energy Co. .............................             712,900              12,760,910



                                                                              85
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
     FRANKLIN SMALL CAP GROWTH FUND I                           SHARES                 VALUE
-----------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ENERGY MINERALS (CONT.)
  (a)Pure Resources Inc. ..........................             668,450          $   14,438,520
  (a)Range Resources Corp. ........................           2,396,900              14,261,555
  (a)Spinnaker Exploration Co. ....................             455,700              20,734,350
  (a)Stone Energy Corp. ...........................             566,374              28,148,788
(a,b)Swift Energy Co. .............................           1,326,366              42,258,021
  (a)Tom Brown Inc. ...............................           1,329,900              34,045,440
     Triton Energy Ltd. ...........................             179,600               4,509,756
                                                                                 --------------
                                                                                    391,960,016
                                                                                 --------------
     FINANCE 9.3%
  (a)Affiliated Managers Group Inc. ...............             653,400              36,734,148
     Allied Capital Corp. .........................           1,771,500              41,222,805
  (a)AmeriCredit Corp. ............................             275,000              12,749,000
  (a)Arch Capital Group Ltd. ......................             410,500               6,506,425
     Bank United Corp. ............................           1,000,000                 360,000
     City National Corp. ..........................             758,900              29,331,485
     Commerce Bancorp Inc. ........................             365,400              25,212,600
     Conseco Inc. .................................           4,968,600              94,552,458
     Federated Investors Inc., B ..................           3,383,400              98,626,110
     Golden State Bancorp Inc. ....................           2,000,000              59,600,000
     HCC Insurance Holdings Inc. ..................             724,300              20,425,260
  (a)Knight Trading Group Inc. ....................           1,954,700              36,161,950
  (a)Labranche & Co. Inc. .........................           1,310,400              47,174,400
     Metris Cos. Inc. .............................             904,450              27,133,500
     Mutual Risk Management Ltd. ..................             990,900               6,401,214
     National Commerce Bancorp ....................           3,077,000              76,648,070
     Protective Life Corp. ........................             478,200              14,307,744
     Radian Group Inc. ............................             578,897              44,864,518
     Reinsurance Group of America Inc. ............           1,681,600              56,669,920
  (a)Security Capital Group Inc., B ...............           2,987,792              61,847,294
(a,b)Silicon Valley Bancshares ....................           2,840,000              71,170,400
     TCF Financial Corp. ..........................           2,090,800              79,513,124
     Tucker Anthony Sutro Corp. ...................             396,800               8,245,504
     Waddell & Reed Financial Inc., A .............             381,600              11,608,272
     Washington Mutual Inc. .......................           1,300,000              64,909,000
     Wilmington Trust Corp. .......................             181,600              10,496,480
                                                                                 --------------
                                                                                  1,042,471,681
                                                                                 --------------
  (a)HEALTH SERVICES 1.4%
     American Dental Partners Inc. ................             266,200               2,144,241
     Beverly Enterprises Inc. .....................           2,131,800              15,562,140
     Caremark RX Inc. .............................             786,700              12,469,195
     Laboratory Corp. of America Holdings .........              85,800              12,097,800
     PAREXEL International Corp. ..................           1,000,000              12,550,000
     Pharmaceutical Product Development Inc........           1,164,600              69,351,930
     Renal Care Group Inc. ........................           1,303,800              37,262,604
     Triad Hospitals Inc. .........................             225,500               7,085,210
                                                                                 --------------
                                                                                    168,523,120
                                                                                 --------------


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STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

    FRANKLIN SMALL CAP GROWTH FUND I                             SHARES                VALUE
-----------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HEALTH TECHNOLOGY 5.6%
  (a)Abgenix Inc. .................................           1,181,000            $ 44,287,500
  (a)Alexion Pharmaceuticals Inc. .................             451,800              10,540,494
  (a)Alkermes Inc. ................................             286,700               8,784,488
     Alpharma Inc., A .............................             733,800              16,598,556
  (a)American Medical Systems Holdings Ltd.........             454,700               5,892,912
     Aviron .......................................             562,000              27,656,020
  (a)Barr Laboratories Inc. .......................             225,500              13,067,725
  (a)Bruker Daltonics Inc. ........................             252,300               3,923,265
  (a)Celgene Corp. ................................             466,300               8,239,521
  (a)Cephalon Inc. ................................              39,300               2,503,410
(a,b)Coherent Inc. ................................           1,450,000              57,275,000
     Collateral Therapeutics Inc. .................             312,000               2,577,120
  (a)COR Therapeutics Inc. ........................             741,800              22,995,800
  (a)Cubist Pharmaceuticals Inc. ..................              68,400               2,128,608
(a,b)Epoch Biosciences Inc. .......................           1,368,900               4,654,260
  (a)Exelixis Inc. ................................             543,900               7,451,430
     Harvard Bioscience Inc. ......................             796,300               6,091,695
  (a)Illumina Inc. ................................             180,400               1,506,340
(a,b)Inhale Therapeutic Systems Inc. ..............           3,751,732             124,932,676
     Inspire Pharmaceuticals Inc. .................             263,000               3,471,600
  (a)Intermune Inc. ...............................             271,100               8,352,591
  (a)Inverness Medical Technology Inc. ............             171,900               6,016,500
  (a)Ista Pharmaceuticals Inc. ....................             227,500                 837,200
  (a)Luminex Corp. ................................             517,200               7,256,316
  (a)Medicines Co. ................................             308,000               3,341,800
  (a)Neurocrine Biosciences Inc. ..................              29,300                 742,755
  (a)OSI Pharmaceuticals Inc. .....................              83,600               4,292,024
  (a)Packard BioScience Co. .......................           2,188,400              15,209,380
     Sepracor Inc. ................................              42,600               1,122,936
  (a)St. Jude Medical Inc. ........................           1,019,300              58,354,925
  (a)SuperGen Inc. ................................             711,500               7,684,200
  (a)Texas Biotechnology Corp. ....................           1,215,300               8,628,630
  (a)Thoratec Corp. ...............................             471,900               4,332,042
  (a)Titan Pharmaceuticals Inc. ...................             360,800              12,718,200
     United Therapeutics Corp. ....................             454,600               5,455,200
  (a)Varian Medical Systems Inc. ..................             946,800              65,234,520
  (a)Ventana Medical Systems Inc. .................             744,300              17,974,845
     Versicor Inc. ................................             322,900               3,099,840
(a,b)Visible Genetics Inc. (Canada) ...............           1,206,000              18,295,020
                                                                                   ------------
                                                                                    623,527,344
                                                                                   ------------
     INDUSTRIAL SERVICES 4.7%
(a,b)Atwood Oceanics Inc. .........................           1,216,600              54,321,190
(a,b)Core Laboratories NV (Netherlands) ... .......           1,900,000              45,372,000
(a,b)Grey Wolf Inc. ...............................          11,445,600              73,251,840
  (a)Marine Drilling Cos. Inc. ....................           1,697,700              50,880,069
  (a)Oil States International Inc. ................           1,276,200              13,400,100
  (a)Pride International Inc. .....................           1,049,700              27,953,511


                                                                              87
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STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

     FRANKLIN SMALL CAP GROWTH FUND I                           SHARES                 VALUE
------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDUSTRIAL SERVICES (CONT.)
  (a)Rowan Cos. Inc. ...............................          1,000,000            $ 33,190,000
  (a)Superior Energy Services Inc. .................          2,635,500              31,362,450
(a,b)Trico Marine Services Inc. ....................          2,757,500              39,928,600
(a,b)US Liquids Inc. ...............................          1,003,400               3,511,900
(a,b)Varco International Inc. ......................          5,678,281             132,758,210
  (a)Waste Connections Inc. ........................            818,800              23,294,860
                                                                                   ------------
                                                                                    529,224,730
                                                                                   ------------
     NON-ENERGY MINERALS .4%
  (b)Reliance Steel & Aluminum Co. .................          1,345,000              39,408,500
                                                                                   ------------
     PROCESS INDUSTRIES .8%
     Cambrex Corp. .................................            653,000              30,377,560
  (b)ChemFirst Inc. ................................            764,900              19,657,930
  (a)CoorsTek Inc. .................................            180,800               6,648,016
  (a)CUNO Inc. .....................................            575,200              14,679,104
     Valspar Corp. .................................            594,900              18,382,410
                                                                                   ------------
                                                                                     89,745,020
                                                                                   ------------
     PRODUCER MANUFACTURING 3.3%
  (a)Active Power Inc. .............................            452,100              10,104,435
  (a)Cable Design Technologies Corp. ...............            700,000              10,402,000
  (a)Capstone Turbine Corp. ........................            885,100              25,933,430
     Catalytica Energy Systems Inc. ................            325,269               5,366,939
  (a)Gentex Corp. ..................................          2,276,700              61,470,900
  (b)Gibraltar Steel Corp. .........................          1,012,800              22,170,192
(a,b)Mettler-Toledo International Inc. (Switzerland)          2,931,600             129,723,300
  (a)Power-One Inc. ................................            785,500              13,754,105
     Roper Industries Inc. .........................          1,224,340              51,177,412
  (a)Varian Inc. ...................................          1,302,300              42,090,336
  (a)Wilson Greatbatch Technologies Inc. ...........            114,000               2,793,000
                                                                                   ------------
                                                                                    374,986,049
                                                                                   ------------
     REAL ESTATE 2.6%
     Alexandria Real Estate Equities Inc. ..........            345,500              12,824,960
     Arden Realty Inc. .............................            638,100              15,997,167
     Brandywine Realty Trust .......................            405,000               7,986,600
     Camden Property Trust .........................            774,300              25,784,190
  (a)Catellus Development Corp. ....................            549,100               8,922,875
     Colonial Properties Trust .....................            273,400               7,901,260
     Developers Diversified Realty Corp. ...........            796,600              12,044,592
     Duke-Weeks Realty Corp. .......................          1,168,500              26,922,240
     FelCor Lodging Trust Inc. .....................             39,700                 873,003
     General Growth Properties Inc. ................          1,356,400              48,979,604
     Glenborough Realty Trust Inc. .................            818,900              14,248,860
     Innkeepers USA Trust ..........................          1,198,800              13,606,380
     Liberty Property Trust ........................            319,500               9,217,575
     MeriStar Hospitality Corp. ....................          1,426,000              28,662,600


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STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


   FRANKLIN SMALL CAP GROWTH FUND I                             SHARES                  VALUE
-----------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   REAL ESTATE (CONT.)
   Reckson Associates Realty Corp. ................           1,462,300            $ 34,378,673
   SL Green Realty Corp. ..........................             816,800              23,368,648
                                                                                   ------------
                                                                                    291,719,227
                                                                                   ------------
   RETAIL TRADE 1.8%
(a)Dollar Tree Stores Inc. ........................           2,299,100              48,097,172
   Family Dollar Stores Inc. ......................           3,488,700              88,996,737
(a)Kmart Corp. ....................................           5,426,200              54,262,000
(a)The Men's Wearhouse Inc. .......................             544,800              13,865,160
                                                                                   ------------
                                                                                    205,221,069
                                                                                   ------------
(a)TECHNOLOGY SERVICES 16.7%
   Actuate Corp. ..................................           2,605,800              32,598,558
(b)Affiliated Computer Services Inc., A ...........           2,765,800             199,137,600
   Art Technology Group Inc. ......................           1,579,400              14,435,716
   Aspect Communications Corp. ....................           1,174,500               6,177,870
   BEA Systems Inc. ...............................           5,270,400             215,295,840
   Bindview Development Corp. .....................           1,630,000               4,303,200
   The Bisys Group Inc. ...........................             181,600               8,753,120
(b)Brio Technology Inc. ...........................           1,715,700              10,379,985
   BroadVision Inc. ...............................             269,700               1,723,383
   Check Point Software Technologies Ltd. (Israel).           1,749,000             109,714,770
   CNET Networks Inc. .............................             859,250              10,542,998
(b)Complete Business Solutions Inc. ...............           1,690,900              18,041,903
   Concord EFS Inc. ...............................           1,905,000              88,677,750
   Cysive Inc. ....................................             821,600               3,039,920
   Docent Inc. ....................................             475,700               2,449,855
   Documentum Inc. ................................           1,000,000              14,970,000
   Embarcadero Technologies Inc. ..................             198,600               6,845,742
   Entrust Technologies Inc. ......................           1,307,200               8,222,288
   Evolve Software Inc. ...........................             667,800               1,101,870
   H.T.E. Inc. ....................................             609,100               1,120,744
(b)HNC Software Inc. ..............................           1,922,800              52,357,844
   i2 Technologies Inc. ...........................           3,149,800              54,838,018
   iAsiaWorks Inc. ................................           1,738,900               1,721,511
   Informatica Corp. ..............................           1,221,800              30,850,450
   Internet Security Systems Inc. .................             200,400               9,997,956
   Intertrust Technologies Corp. ..................             346,000               1,183,320
   Interwoven Inc. ................................           2,788,800              40,828,032
   Intuit Inc. ....................................           1,366,200              43,773,048
   Liberate Technologies Inc. .....................             927,800               9,083,162
   MatrixOne Inc. .................................             700,400              16,837,616
   Mercury Interactive Corp. ......................             462,800              30,614,220
   Micromuse Inc. .................................           2,700,800             133,689,600
   National Instruments Corp. .....................             179,800               6,293,000
   Netiq Corp. ....................................           1,006,300              29,544,968
   NetScout Systems Inc. ..........................             140,000               1,155,000
   Nuance Communications Inc. .....................           1,148,700              14,714,847

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STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


     FRANKLIN SMALL CAP GROWTH FUND I                           SHARES                 VALUE
-----------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
  (a)TECHNOLOGY SERVICES (CONT.)
     Openwave Systems Inc. ........................             575,914          $   19,932,384
     Precise Software Solutions Ltd. (Israel) .....             501,000              11,798,550
  (b)Predictive Systems Inc. ......................           2,051,300               4,635,938
     Proxicom Inc. ................................           2,118,800              11,950,032
     Quest Software Inc. ..........................           1,153,000              42,407,340
     Rare Medium Group Inc. .......................             729,800                 861,164
     Retek Inc. ...................................           2,390,113              69,050,365
  (b)RSA Security Inc. ............................           3,330,000             106,560,000
     Sapient Corp. ................................           4,361,000              58,655,450
     Selectica Inc. ...............................             842,100               3,301,032
     Serena Software Inc. .........................             811,200              15,623,712
     SonicWALL Inc. ...............................             777,700              13,679,743
     SpeechWorks International Inc. ...............             311,800               4,022,220
     Tumbleweed Communications Corp. ..............             723,700               1,628,325
     ValiCert Inc. ................................             479,500               1,179,570
     VERITAS Software Corp. .......................           2,037,150             121,434,512
     Verity Inc. ..................................           1,572,200              35,405,944
     Vignette Corp. ...............................           1,489,200               9,977,640
     webMethods Inc. ..............................             500,000              11,675,000
     Wind River Systems Inc. ......................           3,532,524              99,334,575
                                                                                 --------------
                                                                                  1,878,129,200
                                                                                 --------------
     TRANSPORTATION 2.9%
  (a)Alaska Air Group Inc. ........................             600,000              16,890,000
(a,b)Atlantic Coast Airlines Holdings Inc. ........           2,800,000              67,760,000
     C.H. Robinson Worldwide Inc. .................           2,551,200              69,035,472
  (b)Expeditors International of Washington Inc....           2,929,300             146,552,879
  (a)Hub Group Inc., A ............................             209,900               2,019,238
  (a)Mesa Air Group Inc. ..........................           1,065,900              11,724,900
     SkyWest Inc. .................................             345,100               9,145,150
                                                                                 --------------
                                                                                    323,127,639
                                                                                 --------------
     UTILITIES .8%
  (a)Aquila Inc. ..................................           1,010,100              30,616,131
     Atmos Energy Corp. ...........................             994,700              22,549,849
  (a)NewPower Holdings Inc. .......................             266,500               2,291,900
     Northwestern Corp. ...........................             551,700              13,792,500
  (a)NRG Energy Inc. ..............................             589,500              21,074,622
                                                                                 --------------
                                                                                     90,325,002
                                                                                 --------------
     TOTAL COMMON STOCKS (COST $7,614,437,154) ....                               9,544,892,748
                                                                                 --------------
     PREFERRED STOCKS .1%
(a,c)ELECTRONIC TECHNOLOGY
     3Ware Inc., pfd., D ..........................             855,446               3,421,784
     Anda Networks, pfd., D .......................             364,431               2,106,411
     Kestrel Solutions, pfd., D ...................             239,831               1,438,986
                                                                                 --------------
     TOTAL PREFERRED STOCKS (COST $12,895,820) ....                                   6,967,181
                                                                                 --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


  FRANKLIN SMALL CAP GROWTH FUND I                                                          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCK .2%
  FINANCE
  Washington Mutual Inc., 8.00%, cvt. pfd. (COST $15,000,000) ..................            300,000     $    22,830,000
                                                                                                        ---------------

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                       ------------
   CONVERTIBLE BONDS .1%
   COMMUNICATIONS
   Primus Telecommunications Group Inc., cvt., 144A, 5.75%, 2/15/07 ............     $   19,750,000           3,505,625
                                                                                                        ---------------
   ELECTRONIC TECHNOLOGY
   Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05 ..............................          3,830,000           4,318,325
                                                                                                        ---------------
   TOTAL CONVERTIBLE BONDS (COST $23,580,000) ..................................                              7,823,950
                                                                                                        ---------------
   TOTAL LONG TERM INVESTMENTS (COST $7,665,912,974) 85.4% .....................                          9,582,513,879
                                                                                                        ---------------
   REPURCHASE AGREEMENTS 16.7%
(d)Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $1,626,870,443)       1,626,665,302       1,626,665,302
    ABN Amro Inc. (Maturity Value $140,050,177)
    Barclays Capital Inc. (Maturity Value $140,050,177)
    Bear, Stearns & Co. Inc. (Maturity Value $80,028,675)
    BMO Nesbitt Burns Corp. (Maturity Value $140,050,177)
    BNP Paribas Securities Corp. (Maturity Value $140,050,177)
    Chase Securities Inc. (Maturity Value $140,050,177)
    Deutsche Bank Securities (Maturity Value $140,050,177)
    Dresdner Kleinwort Benson, North America, LLC (Maturity Value $140,050,177)
    Lehman Brothers Inc. (Maturity Value $146,339,998)
    Morgan Stanley & Co. Inc. (Maturity Value $140,050,177)
    SG Cowen Securities Corp. (Maturity Value $140,050,177)
    USB Warburg LLC (Maturity Value $140,050,177)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securities
(e)Bear, Stearns & Co. Inc., 4.550%, 5/01/01, (Maturity Value $62,245,731) .....         62,237,865          62,237,865
     Collateralized by U.S. Treasury Notes
(e)BNP Paribas Securities Corp., 4.510%, 5/01/01 (Maturity Value $62,245,576) ..         62,237,779          62,237,779
     Collateralized by U.S. Treasury Notes
(e)Greenwich Capital Markets Inc., 4.500%, 5/01/01, (Maturity Value $62,245,576)         62,237,796          62,237,796
     Collateralized by U.S. Treasury Notes
(e)UBS Warburg LLC, 4.530%, 5/01/01, (Maturity Value $62,244,661) ..............         62,236,830          62,236,830
     Collateralized by U.S. Treasury Notes and Bonds
                                                                                                        ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $1,875,615,572) ...........................                          1,875,615,572
                                                                                                        ---------------
   TOTAL INVESTMENTS (COST $9,541,528,546) 102.1% ..............................                         11,458,129,451
   OTHER ASSETS, LESS LIABILITIES (2.1)% .......................................                           (231,003,993)
                                                                                                        ---------------
   NET ASSETS 100.0% ...........................................................                        $11,227,125,458
                                                                                                        ===============


(a)Non-income producing
(b)See Note 7 regarding holdings of 5% voting securities.
(c)See Note 6 regarding restricted securities.
(d)See Note 1(c) regarding joint repurchase agreement.
(e)See Note 1(d) regarding securities lending.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL CAP GROWTH FUND II

                                                                                                         CLASS A
                                                                                                         -------
                                                                                                        YEAR ENDED
                                                                                                      APRIL 30, 2001
                                                                                                      --------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................................     $10.00
                                                                                                         ------
Income from investment operations:
  Net investment loss(a) ...........................................................................       (.04)
  Net realized and unrealized gains ................................................................        .31
                                                                                                         ------
Total from investment operations ...................................................................        .27
Net asset value, end of year........................................................................     $10.27
                                                                                                         ======


Total return(b) ....................................................................................       2.70%


RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's) ...................................................................   $456,452
  Ratios to average net assets:
    Expenses .......................................................................................       1.32%
 Net investment loss................................................................................       (.36)%
Portfolio turnover rate ...........................................................................      74.97%


(a)   Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (continued)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                                   Class B
                                                                                                   -------
                                                                                                  Year Ended
                                                                                                 April 30, 2001
                                                                                                 --------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................................................    $10.00
                                                                                                      ------
 Income from investment operations:
 Net investment loss(a) ..........................................................................      (.11)
 Net  realized  and  unrealized  gains ...........................................................       .31
                                                                                                      ------
Total from  investment  operations ...............................................................       .20
                                                                                                      ------
Net asset  value,  end  of  year .................................................................    $10.20
                                                                                                      ======


Total return(b) ..................................................................................      2.00%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................................  $104,640
Ratios to average net assets:
 Expenses ......................................................................................      1.97%
 Net investment loss .............................................................................     (1.03)%
Portfolio turnover rate ..........................................................................     74.97%


(a)   Based on average shares outstanding.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN SMALL CAP GROWTH FUND II (cont.)

                                                                          CLASS C
                                                                          -------
                                                                        YEAR ENDED
                                                                       APRIL 30, 2001
                                                                       --------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................         $       10.00
                                                                     --------------
Income from investment operations:
   Net investment loss(a)...................................                  (.11)
   Net realized and unrealized gains .......................                   .32
                                                                     --------------
Total from investment operations ...........................                   .21
                                                                     --------------
Net asset value, end of year ...............................         $       10.21
                                                                     ==============
Total return(b).............................................                  2.10%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........,..................          $     158,053
Ratios to average net assets:
  Expenses.................................................                   1.97%
  Net investment loss .....................................                 (1.03)%
Portfolio turnover rate ...................................                  74.97%



(a)   Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                                ADVISOR CLASS
                                                                                                -------------
                                                                                                 YEAR ENDED
                                                                                                APRIL 30, 2001
                                                                                                --------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
  Net asset value, beginning of year ..........................................................    $10.00
                                                                                                   ------
Income from investment operations:
 Net investment loss(a) .......................................................................      (.01)
Net realized and unrealized gains .............................................................       .32
                                                                                                   ------
Total from investment operations ..............................................................       .31
                                                                                                   ------
Net asset value, end of year ..................................................................    $10.31
                                                                                                   ======


Total return(b) ...............................................................................     3.10%


RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's) ..............................................................   $55,606
 Ratios to average net assets:
  Expenses ....................................................................................      .97%
  Net investment loss .........................................................................     (.05)%
 Portfolio turnover rate ......................................................................    74.97%


(a)   Based on average shares outstanding.

(b)   Total return is not annualized for periods less than one year.


              See notes to financial statements.                            95

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001

FRANKLIN SMALL CAP GROWTH FUND II                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 88.8%
(a) COMMERCIAL SERVICES 2.6%
DigitalThink Inc. ...................................................................     100,000    $   857,000

ProBusiness Services Inc. ...........................................................     551,400     12,434,070

Resources Connection Inc. ...........................................................     264,900      7,033,095
                                                                                                     -----------
                                                                                                      20,324,165
                                                                                                     -----------
(a) COMMUNICATIONS 2.4%
Leap Wireless International Inc. ....................................................     400,000     13,944,000
Microcell Telecommunications Inc., B (Canada) .......................................     150,000      1,376,505
SBA Communications Corp. ............................................................     100,000      3,409,000
                                                                                                     -----------
                                                                                                      18,729,505
                                                                                                     -----------
(a) CONSUMER DURABLES .5%
WMS Industries Inc. .................................................................     175,000      3,652,250
                                                                                                     -----------

(a) CONSUMER SERVICES 7.6%
Acme Communications Inc. ............................................................     300,000       2,844,000
Argosy Gaming Co. ...................................................................     200,000       5,580,000
CEC Entertainment Inc. ..............................................................     200,000      10,250,000
Cheap Tickets Inc. ..................................................................     600,000       6,300,000
Citadel Communications Corp. ........................................................     700,000      17,857,000
Entravision Communications Corp. ....................................................   1,000,000      10,100,000
Station Casinos Inc. ................................................................     418,000       5,877,080
                                                                                                      -----------

                                                                                                       58,808,080
                                                                                                      -----------
ELECTRONIC TECHNOLOGY 31.4%
(a) Advanced Digital Information Corp. ................................................   800,000      15,776,000
(a) Advanced Fibre Communications Inc. ................................................ 1,000,000      15,690,000
(a) Alph(a) Industries Inc. ...........................................................   200,000       4,914,000
(a) Avocent Corp. .....................................................................   549,999      13,689,475
(a) Caliper Technologies Corp. ........................................................   150,000       3,450,000
(a) Catapult Communications Corp. .....................................................   200,000       5,660,000
(a) Credence Systems Corp. ............................................................   350,000       8,312,500
    CTS Corp. .........................................................................   225,000       5,400,000
(a) DDI Corp. .........................................................................   601,200      14,771,484
(a) Integrated Circuit Systems Inc. ...................................................   765,000      12,829,050
(a) Intersil Holding Corp. ............................................................   725,000      23,374,000
(a) Ixi(a) ............................................................................   550,000       9,350,000
(a) Maxtor Corp. ......................................................................   976,296       7,986,101
(a) Nanometrics Inc. ..................................................................   105,000       3,071,250
(a) Power Integrations Inc. ...........................................................   300,000       5,598,000
(a) Powerwave Technologies Inc. .......................................................   600,000      10,902,000
(a) Rudolph Technologies Inc. .........................................................   400,000      19,236,000
(a) Semtech Corp. .....................................................................   550,000      15,823,500
(a) Sierr(a) Wireless Inc. (Canada) ...................................................   200,000       5,290,000
(a) Silicon Graphics Inc. ............................................................. 1,800,000       4,716,000
(a) Stanford Microdevices Inc. ........................................................   450,000       5,850,000
(a) Varian Semiconductor Equipment Associates Inc. ....................................   575,000      26,191,250
(a) Western Multiplex Corp. ...........................................................   750,000       5,032,500
                                                                                                      -----------
                                                                                                      242,913,110
                                                                                                      -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

  FRANKLIN SMALL CAP GROWTH FUND II                                   SHARES        VALUE
  -----------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
(a) ENERGY MINERALS .9%
    Chesapeake Energy Corp. .............................            300,000    $ 2,490,000
    Spinnaker Exploration Co. ...........................             50,000      2,275,000
    Stone Energy Corp. ..................................             45,000      2,236,500
                                                                                 ----------
                                                                                  7,001,500
                                                                                 ----------
    FINANCE 5.9%
(a) AmeriCredit Corp. ...................................            300,000     13,908,000
    Reckson Associates Realty Corp. .....................            300,000      7,053,000
    Reinsurance Group of America Inc. ...................            411,300     13,860,810
(a) Security Capital Group Inc., B ......................            350,000      7,245,000
(a) Silicon Valley Bancshares ...........................            150,000      3,759,000
                                                                                 ----------
                                                                                 45,825,810
                                                                                 ----------
(a) HEALTH SERVICES .4%
    Triad Hospitals Inc. ................................            100,000      3,142,000
                                                                                 ----------

    HEALTH TECHNOLOGY 4.2%
    Alpharma Inc., A ....................................            350,000      7,917,000
(a) Argonaut Technologies Inc. ..........................             76,200        361,188
(a) Aspect Medical Systems Inc. .........................            100,000      1,001,000
(a) Digene Corp. ........................................            140,000      2,933,000
(a) North American Scientific Inc. ......................            175,000      2,317,000
(a) ORATEC Interventions Inc. ...........................            150,000        928,500
(a) Ortec International Inc. ............................            444,444      2,777,775
(a) Packard BioScience Co. ..............................            525,000      3,648,750
(a) Varian Medical Systems Inc. .........................             80,000      5,512,000
(a) Ventana Medical Systems Inc. ........................            200,000      4,830,000
                                                                                 ----------
                                                                                 32,226,213
                                                                                 ----------

(a) INDUSTRIAL SERVICES .7%
    Cal Dive International Inc. .........................            100,000      2,801,000
    Superior Energy Services Inc. .......................            250,000      2,975,000
                                                                                 ----------
                                                                                  5,776,000
                                                                                 ----------

    NON-ENERGY MINERALS 2.3%
    Reliance Steel & Aluminum Co. .......................            300,000      8,790,000
(a) Stillwater Mining Co. ...............................            305,100      9,326,907
                                                                                 ----------
                                                                                 18,116,907
                                                                                 ----------

    PROCESS INDUSTRIES 4.3%
    Cambrex Corp. .......................................            300,000     13,956,000
(a) CoorsTek Inc. .......................................            287,900     10,586,083
(a) Pactiv Corp. ........................................            600,000      8,388,000
                                                                                 ----------
                                                                                 32,930,083
                                                                                 ----------

    PRODUCER MANUFACTURING 10.4%
(a) Beacon Power Corp. ..................................            500,000      2,000,000
(a) Gentex Corp. ........................................            600,000     16,200,000
(a) Mettler-Toledo International Inc. (Switzerland) .....            425,000     18,806,250
(a) Power-One Inc. ......................................            700,000     12,257,000

FRANKLIN STRATEGIC SERIES

       FRANKLIN SMALL CAP GROWTH FUND II                               SHARES         VALUE
---------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       PRODUCER MANUFACTURING (CONT.)
       Roper Industries Inc. .............................            300,000    $ 12,540,000
  (a)  Varian Inc. .......................................            575,000      18,584,000
                                                                                 ------------
                                                                                   80,387,250
                                                                                 ------------
  (a)  RETAIL TRADE 2.3%
       Cost Plus Inc. ....................................            421,900      10,041,220
       Linens `n Things Inc. .............................            300,000       8,103,000
                                                                                 ------------
                                                                                   18,144,220
                                                                                 ------------
       TECHNOLOGY SERVICES 9.7%
  (a)  Actuate Corp. .....................................            400,000       5,004,000
  (a)  Bindview Development Corp. ........................            750,000       1,980,000
  (a)  Brio Technology Inc. ..............................          1,000,000       6,050,000
  (a)  Evolve Software Inc. ..............................            539,400         890,010
  (a)  Frontline Capital Group ...........................            261,300       2,351,700
  (a)  Inforte Corp. .....................................            471,874       4,789,521
       Jack Henry & Associates Inc. ......................            700,000      19,733,000
  (a)  Keane Inc. ........................................            600,000      10,650,000
  (a)  MatrixOne Inc. ....................................            296,800       7,135,073
  (a)  Precise Software Solutions Ltd. (Israel) ..........            300,000       7,065,000
  (a)  Sapient Corp. .....................................            300,000       4,035,000
  (a)  Verity Inc. .......................................            250,000       5,630,000
                                                                                 ------------
                                                                                   75,313,304
                                                                                 ------------

  (a)  TRANSPORTATION 3.1%
       Atlantic Coast Airlines Holdings Inc. .............            500,000      12,100,000
       Forward Air Corp. .................................            350,000      12,145,000
                                                                                 ------------
                                                                                   24,245,000
                                                                                 ------------
  (a)  UTILITIES .1%
       Newpower Holdings Inc. ............................            100,000         860,000
                                                                                 ------------
       TOTAL COMMON STOCKS (COST $670,893,848) ...........                        688,395,397
                                                                                 ------------
(a,b)  PREFERRED STOCKS .1%
       Micro Photonix Integration Corp., pfd., C (COST $600,888)       95,148         475,740
                                                                                 ------------
       TOTAL LONG TERM INVESTMENTS (COST $671,494,736) .....                      688,871,137
                                                                                 ------------
  (c)  SHORT TERM INVESTMENTS 11.2%
       Franklin Institutional Fiduciary Trust Money Market
       Portfolio (COST $86,917,975) ........................       86,917,975      86,917,975
                                                                                 ------------
       TOTAL INVESTMENTS (COST $758,412,711) 100.1% ........                      775,789,112
       OTHER ASSETS, LESS LIABILITIES (.1)% ................                       (1,037,812)
                                                                                 ------------
       NET ASSETS 100.0% ...................................                     $774,751,300
                                                                                 ============


(a)  Non-income producing

(b)  See Note 6 regarding restricted securities.

(c)  See Note 3 regarding investment in the "Sweep Money Fund."


98                  See notes to financial statements.

FRANKLIN STRATEGIC SERIES

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001

                                                     FRANKLIN           FRANKLIN              FRANKLIN
                                                    AGGRESSIVE         CALIFORNIA             LARGE CAP
                                                   GROWTH FUND         GROWTH FUND           GROWTH FUND
                                                ---------------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................     $   246,925,764      $ 1,901,293,682      $   143,248,594
                                                =========================================================
  Value ...................................         235,647,236        2,172,803,987          148,254,322
 Receivables:
  Investment securities sold ..............             923,999            9,015,368            1,264,663
  Capital shares sold .....................           3,697,786            4,232,554            2,078,663
  Dividends ...............................              19,800              476,749              128,132
                                                ---------------------------------------------------------
      Total assets ........................         240,288,821        2,186,528,658          151,725,780
                                                ---------------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased .........           1,413,149            8,529,198            5,985,067
  Capital shares redeemed .................             622,032            5,021,826              356,340
  Affiliates ..............................             298,001            1,867,002              184,845
  Shareholders ............................              28,561              527,885               17,940
 Other liabilities ........................              92,019              538,774               46,675
                                                ---------------------------------------------------------
      Total liabilities ...................           2,453,762           16,484,685            6,590,867
                                                ---------------------------------------------------------
       Net assets, at value ...............     $   237,835,059      $ 2,170,043,973      $   145,134,913
                                                =========================================================

Net assets consist of:
 Undistributed net investment income ......     $          --        $          --        $          --
 Net unrealized appreciation (depreciation)         (11,278,528)         271,510,305            5,005,728
 Accumulated net realized loss ............        (126,644,067)        (204,000,694)         (33,754,242)
 Capital shares ...........................         375,757,654        2,102,534,362          173,883,427
                                                ---------------------------------------------------------
       Net assets, at value ...............     $   237,835,059      $ 2,170,043,973      $   145,134,913
                                                =========================================================


                           See notes to financial statements.                99

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2001


                                                                              FRANKLIN              FRANKLIN               FRANKLIN
                                                                             AGGRESSIVE            CALIFORNIA           LARGE CAP
                                                                             GROWTH FUND           GROWTH FUND           GROWTH FUND
                                                                             -------------------------------------------------------
CLASS A:
 Net  assets,  at  value ............................................       $  127,677,755       $1,680,031,838       $   63,998,956
                                                                            --------------------------------------------------------
 Shares  outstanding ................................................            8,344,711           49,333,113            5,552,921
                                                                            --------------------------------------------------------
 Net asset value per share(a) .......................................       $        15.30       $        34.05       $        11.53
                                                                            --------------------------------------------------------
 Maximum offering price per share (net asset value per share \ 94.25%)      $        16.23       $        36.13       $        12.23
                                                                            --------------------------------------------------------
CLASS B:
 Net  assets,  at  value ............................................       $   27,586,809       $  119,846,988       $    8,293,564
                                                                            --------------------------------------------------------
 Shares  outstanding ................................................            1,818,649            3,585,394              727,979
                                                                            --------------------------------------------------------
 Net asset value and maximum offering price per share(a) ..............     $        15.17       $        33.43       $        11.39
                                                                            --------------------------------------------------------
CLASS C:
 Net  assets,  at  value ............................................       $   60,294,412       $  370,165,147       $   55,070,895
                                                                            --------------------------------------------------------
 Shares  outstanding ................................................            3,981,805           11,049,624            4,831,402
                                                                            --------------------------------------------------------
 Net asset value per share(a) .........................................     $        15.14       $        33.50       $        11.40
                                                                            --------------------------------------------------------
 Maximum offering price per share (net asset value per share \ 99%) .       $        15.29       $        33.84       $        11.52
                                                                            --------------------------------------------------------

ADVISOR CLASS:
 Net  assets,  at  value ............................................       $   22,276,083                    -       $   17,771,498
                                                                            --------------------------------------------------------
 Shares  outstanding ................................................            1,446,741                    -            1,534,652
                                                                            --------------------------------------------------------
 Net asset value and maximum offering price per share ...............       $        15.40                    -       $        11.58
                                                                            --------------------------------------------------------


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


100                                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2001

                                                       FRANKLIN              FRANKLIN
                                                       SMALL CAP             SMALL CAP
                                                     GROWTH FUND I         GROWTH FUND II
                                                  ----------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............      $  6,314,415,304       $    758,412,711
  Cost - Non-controlled affiliated issuers .         1,351,497,670                   --
                                                  ----------------------------------------
  Value - Unaffiliated issuers .............         7,761,418,652            775,789,112
  Value - Non-controlled affiliated issuers          1,821,095,227                   --
 Repurchase agreements, at value and cost ..         1,875,615,572                   --
 Receivables:
  Investment securities sold ...............            87,553,426              1,767,779
  Capital shares sold ......................            33,635,073              9,569,058
  Dividends and interest ...................               990,600                   --
                                                  ----------------------------------------
      Total assets .........................        11,580,308,550            787,125,949
                                                  ----------------------------------------

Liabilities:
 Payables:
  Investment securities purchased ..........            74,891,744             10,231,275
  Capital shares redeemed ..................            17,854,892                937,073
  Affiliates ...............................             7,568,393                957,096
  Shareholders .............................               675,374                 27,073
 Collateral on securities loaned (Note 1(d))           248,950,270                   --
 Other liabilities .........................             3,242,419                222,132
                                                  ----------------------------------------
      Total liabilities ....................           353,183,092             12,374,649
                                                  ----------------------------------------
       Net assets, at value ................      $ 11,227,125,458       $    774,751,300
                                                  ----------------------------------------

Net assets consist of:
 Undistributed net investment income .......      $     27,645,609       $         (5,000)
 Net unrealized appreciation ...............         1,916,600,905             17,376,401
 Accumulated net realized loss .............          (611,407,357)           (72,911,396)
 Capital shares ............................         9,894,286,301            830,291,295
                                                  ----------------------------------------
       Net assets, at value ................      $ 11,227,125,458       $    774,751,300
                                                  ========================================


                       See notes to financial statements.                   101

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2001

                                                                                FRANKLIN           FRANKLIN
                                                                                SMALL CAP          SMALL CAP
                                                                              GROWTH FUND I     GROWTH FUND II
                                                                            ----------------------------------
CLASS A:
 Net assets, at value ................................................      $9,606,124,635      $  456,452,171
                                                                            ----------------------------------
 Shares outstanding ..................................................         281,315,047          44,456,834
                                                                            ----------------------------------
 Net asset value per share(a).........................................      $        34.15      $        10.27
                                                                            ----------------------------------
 Maximum offering price per share (net asset value per share / 94.25%)      $        36.23      $        10.90
                                                                            ----------------------------------

CLASS B:
 Net assets, at value ................................................                --        $  104,639,844
                                                                            ----------------------------------
 Shares outstanding ..................................................                --            10,255,578
                                                                            ----------------------------------
 Net asset value and maximum offering price per share(a)..............                --        $        10.20
                                                                            ----------------------------------

CLASS C:
 Net assets, at value ................................................      $1,263,168,504      $  158,053,424
                                                                            ----------------------------------
 Shares outstanding ..................................................          37,803,546          15,480,005
                                                                            ----------------------------------
 Net asset value per share(a).........................................      $        33.41      $        10.21
                                                                            ----------------------------------
 Maximum offering price per share (net asset value per share / 99%) ..      $        33.75      $        10.31
                                                                            ----------------------------------

ADVISOR CLASS:
 Net assets, at value ................................................      $  357,832,319      $   55,605,861
                                                                            ----------------------------------
 Shares outstanding ..................................................          10,411,002           5,393,527
                                                                            ----------------------------------
 Net asset value and maximum offering price per share ................      $        34.37      $        10.31
                                                                            ==================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


102                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2001

                                                                               FRANKLIN           FRANKLIN             FRANKLIN
                                                                              AGGRESSIVE         CALIFORNIA            LARGE CAP
                                                                              GROWTH FUND        GROWTH FUND          GROWTH FUND
                                                                            -----------------------------------------------------
Investment income:
 Dividends(a).........................................................      $   1,585,918       $  22,779,847       $   1,292,357
 Interest ............................................................               --             1,084,811                --
                                                                            -----------------------------------------------------
      Total investment income ........................................          1,585,918          23,864,658           1,292,357
                                                                            -----------------------------------------------------

Expenses:
 Management fees (Note 3) ............................................          1,564,621          11,733,506             654,952
 Administrative fees (Note 3) ........................................            661,163                --               278,291
 Distribution fees (Note 3)
  Class A ............................................................            597,683           5,288,534             200,197
  Class B ............................................................            360,786           1,106,839              71,429
  Class C ............................................................            802,403           4,562,426             517,800
 Transfer agent fees (Note 3) ........................................            819,678           4,597,592             224,957
 Custodian fees ......................................................              3,463              25,272               1,690
 Reports to shareholders .............................................             41,174             249,059              10,224
 Registration and filing fees ........................................            150,521             314,753              80,846
 Professional fees (Note 3) ..........................................             35,301             107,335              14,686
 Trustees' fees and expenses .........................................              2,380              19,899                 999
 Amortization of offering costs (Note 1) .............................             12,745                --                13,003
 Other ...............................................................              3,490              57,586               1,109
                                                                            -----------------------------------------------------
      Total expenses .................................................          5,055,408          28,062,801           2,070,183
      Expenses waived/paid by affiliate (Note 3) .....................           (321,467)               --               (28,447)
                                                                            -----------------------------------------------------
       Net expenses ..................................................          4,733,941          28,062,801           2,041,736
                                                                            -----------------------------------------------------
        Net investment loss ..........................................         (3,148,023)         (4,198,143)           (749,379)
                                                                            -----------------------------------------------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments .......................................................       (124,942,033)       (195,170,396)        (33,159,547)
   Foreign currency transactions .....................................            (16,656)               --                 3,645
                                                                            -----------------------------------------------------
      Net realized loss ..............................................       (124,958,689)       (195,170,396)        (33,155,902)
 Net unrealized depreciation on investments ..........................        (32,887,823)       (690,569,994)         (7,414,343)
                                                                            -----------------------------------------------------
Net realized and unrealized loss .....................................       (157,846,512)       (885,740,390)        (40,570,245)
                                                                            -----------------------------------------------------
Net decrease in net assets resulting from operations .................      $(160,994,535)      $(889,938,533)      $ (41,319,624)
                                                                            =====================================================


(a) Net of foreign taxes of $703, $3,903, and $12,665 for the Franklin Aggressive Growth Fund, Franklin California Growth Fund, and Franklin Large Cap Growth Fund, respectively.


                     See notes to financial statements.                     103

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED APRIL 30, 2001


                                                                          FRANKLIN              FRANKLIN
                                                                          SMALL CAP            SMALL CAP
                                                                       GROWTH FUND I        GROWTH FUND II
                                                                     -------------------------------------
Investment income:
 Dividends(a)
  Unaffiliated issuers ........................................      $    40,207,813       $     3,857,201
  Non-controlled affiliated issuers (Note 7) ..................            8,269,140                  --
 Interest .....................................................          104,359,703                41,340
                                                                     -------------------------------------
      Total investment income .................................          152,836,656             3,898,541
                                                                     -------------------------------------

Expenses:
 Management fees (Note 3) .....................................           59,688,107             1,990,018
 Administrative fees (Note 3) .................................                 --                 816,109
 Distribution fees (Note 3)
  Class A .....................................................           28,241,955               902,313
  Class B .....................................................                 --                 518,126
  Class C .....................................................           15,709,870               783,164
 Transfer agent fees (Note 3) .................................           18,617,610               873,722
 Custodian fees ...............................................              136,988                 3,297
 Reports to shareholders ......................................              743,898                28,006
 Registration and filing fees .................................            1,329,481                99,702
 Professional fees (Note 3) ...................................              286,788                19,529
 Trustees' fees and expenses ..................................               97,551                 2,890
 Organization costs ...........................................                 --                   6,250
 Amortization of offering costs (Note 1) ......................                 --                 132,261
 Other ........................................................              187,449                 1,319
                                                                     -------------------------------------
      Total expenses ..........................................          125,039,697             6,176,706
                                                                     -------------------------------------
       Net investment income (loss) ...........................           27,796,959            (2,278,165)
                                                                     -------------------------------------

Realized and unrealized gains (losses):
 Net realized loss from:
  Investments
   Unaffiliated issuers .......................................         (441,474,186)          (72,910,966)
   Non-controlled affiliated issuers (Note 7) .................         (145,956,614)                 --
  Foreign currency transactions ...............................              (93,349)                 (430)
                                                                     -------------------------------------
      Net realized loss .......................................         (587,524,149)          (72,911,396)
 Net unrealized appreciation (depreciation) on investments ....       (3,077,471,861)           17,376,401
                                                                     -------------------------------------
Net realized and unrealized loss ..............................       (3,664,996,010)          (55,534,995)
                                                                     -------------------------------------
Net decrease in net assets resulting from operations ..........      $(3,637,199,051)      $   (57,813,160)
                                                                     =====================================

(a) Net of foreign taxes and fees of $2,212 for the Franklin Small Cap Growth Fund I.


104                 See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2001 AND 2000

                                                                      FRANKLIN AGGRESSIVE GROWTH FUND
                                                                 ---------------------------------------
                                                                         2001                  2000(a)
                                                                 ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss .....................................      $    (3,148,023)      $      (840,190)
  Net realized gain (loss) from investments and
   foreign currency transactions ..........................         (124,958,689)            1,403,190
  Net unrealized appreciation (depreciation) on
   investments ............................................          (32,887,823)           21,609,295
                                                                 ---------------------------------------
     Net increase (decrease) in net assets
       resulting from operations ..........................         (160,994,535)           22,172,295
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................                 --                 (35,724)
   Class B ................................................                 --                    (931)
   Class C ................................................                 --                    --
   Advisor Class ..........................................                 --                 (44,448)
  Net realized gains:
   Class A ................................................              (56,518)             (919,936)
   Class B ................................................              (12,569)             (147,024)
   Class C ................................................              (27,878)             (367,784)
   Advisor Class ..........................................              (15,909)             (731,226)
                                                                 ---------------------------------------
 Total distributions to shareholders ......................             (112,874)           (2,247,073)
 Capital share transactions: (Note 2)
   Class A ................................................           38,662,074           171,716,009
   Class B ................................................           12,505,777            33,589,716
   Class C ................................................           19,718,772            81,820,441
   Advisor Class ..........................................           (4,732,037)           25,736,494
                                                                 ---------------------------------------
 Total capital share transactions .........................           66,154,586           312,862,660
      Net increase (decrease) in net assets ...............          (94,952,823)          332,787,882

Net assets:
 Beginning of year ........................................          332,787,882                  --
                                                                 ---------------------------------------
 End of year ..............................................      $   237,835,059       $   332,787,882
                                                                 =======================================
Undistributed net investment income included in
 net assets:
  End of year .............................................      $            --       $            --
                                                                 =======================================

                                                                      FRANKLIN CALIFORNIA GROWTH FUND
                                                                 --------------------------------------
                                                                         2001                  2000
                                                                 --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss .....................................      $    (4,198,143)      $      (369,562)
  Net realized gain (loss) from investments and
   foreign currency transactions ..........................         (195,170,396)          209,962,858
  Net unrealized appreciation (depreciation) on
   investments ............................................         (690,569,994)          707,495,834
                                                                 --------------------------------------
     Net increase (decrease) in net assets
      resulting from operations ...........................         (889,938,533)          917,089,130
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................           (8,876,937)           (2,379,497)
   Class B ................................................             (544,466)               (9,812)
   Class C ................................................                 --                (107,868)
   Advisor Class ..........................................                 --                    --
  Net realized gains:
   Class A ................................................         (115,300,737)                 --
   Class B ................................................           (7,075,725)                 --
   Class C ................................................          (25,599,562)                 --
   Advisor Class ..........................................                 --                    --
                                                                 --------------------------------------
 Total distributions to shareholders ......................         (157,397,427)           (2,497,177)
 Capital share transactions: (Note 2)
   Class A ................................................          465,327,403           488,036,697
   Class B ................................................          111,084,143            55,673,390
   Class C ................................................          122,952,132           117,149,571
   Advisor Class ..........................................                 --                    --
                                                                 --------------------------------------
 Total capital share transactions .........................          699,363,678           660,859,658
      Net increase (decrease) in net assets ...............         (347,972,282)
                                                                                         1,575,451,611
Net assets:
 Beginning of year ........................................        2,518,016,255           942,564,644
                                                                 --------------------------------------
 End of year ..............................................      $ 2,170,043,973       $ 2,518,016,255
                                                                 ======================================
Undistributed net investment income included in
 net assets:
  End of year .............................................      $            --       $            --
                                                                 ======================================


(a)  For the period June 23, 1999 (effective date) to April 30, 2000.


                       See notes to financial statements.                   105

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2001 AND 2000

                                                         FRANKLIN LARGE CAP GROWTH FUND        FRANKLIN SMALL CAP GROWTH FUND I
                                                     -----------------------------------------------------------------------------
                                                            2001               2000(a)              2001                 2000
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ................      $     (749,379)     $    (210,550)      $     27,796,959     $     12,874,510
  Net realized gain (loss) from investments and
  foreign currency transactions ................        (33,155,902)          (143,706)          (587,524,149)         282,200,850
  Net unrealized appreciation (depreciation) on
  investments ..................................         (7,414,343)        12,420,071         (3,077,471,861)       4,340,182,573
                                                     -----------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ....................         (41,319,624)        12,065,815         (3,637,199,051)       4,635,257,933
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................             (65,823)            (6,366)           (67,237,271)          (8,352,984)
   Class B ....................................              (1,936)              --                     --                   --
   Advisor Class ..............................             (32,814)           (17,052)            (3,215,421)            (475,439)
  Net realized gains:
   Class A ....................................             (88,672)              --              (63,552,653)         (50,760,225)
   Class B ....................................             (11,211)              --                     --                   --
   Class C ....................................             (80,242)              --               (8,847,530)          (8,644,938)
   Advisor Class ..............................             (29,988)              --               (2,394,727)          (2,071,882)
                                                     -----------------------------------------------------------------------------
 Total distributions to shareholders ..........            (310,686)           (23,418)          (145,247,602)         (70,305,468)
 Capital share transactions: (Note 2)
   Class A ....................................          42,506,359         36,180,213          1,632,181,656        3,193,018,064
   Class B ....................................           6,218,522          3,951,744                   --                   --
   Class C ....................................          35,763,641         31,603,097             27,611,635          251,757,129
   Advisor Class ..............................           3,126,850         15,372,400             45,485,308          110,511,362
                                                     -----------------------------------------------------------------------------
 Total capital share transactions .............          87,615,372         87,107,454          1,705,278,599        3,555,286,555
      Net increase (decrease) in net assets ...          45,985,062         99,149,851         (2,077,168,054)       8,120,239,020
                                                     -----------------------------------------------------------------------------

Net assets:
 Beginning of year ............................          99,149,851               --           13,304,293,512        5,184,054,492
                                                     -----------------------------------------------------------------------------
 End of year ..................................      $  145,134,913      $  99,149,851       $ 11,227,125,458     $ 13,304,293,512
                                                     =============================================================================
Undistributed net investment income included in
  net assets:
  End of year .................................      $         --        $        --         $     27,645,609     $     12,646,044
                                                     =============================================================================


(a)  For the period June 7, 1999 (effective date) to April 30, 2000.


106                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEAR ENDED APRIL 30, 2001

                                                                               FRANKLIN
                                                                               SMALL CAP
                                                                            GROWTH FUND II
                                                                            --------------
                                                                                  2001
                                                                            --------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ................................................      $  (2,278,165)
  Net realized loss from investments and foreign currency
  transactions .......................................................        (72,911,396)
  Net unrealized appreciation on investments .........................         17,376,401
                                                                            --------------
      Net decrease in net assets resulting from operations ...........        (57,813,160)
 Capital share transactions: (Note 2)
   Class A ...........................................................        496,826,182
   Class B ...........................................................        111,970,456
   Class C ...........................................................        168,056,116
   Advisor Class .....................................................         55,711,706
                                                                            --------------
 Total capital share transactions ....................................        832,564,460
      Net increase in net assets .....................................        774,751,300
Net assets:
 Beginning of year ...................................................               --
                                                                            --------------
 End of year .........................................................      $ 774,751,300
                                                                            ==============
Undistributed net investment income included in net assets:
 End of year .........................................................      $      (5,000)
                                                                            ==============


                       See notes to financial statements.                   107

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

Effective May 1, 2000, the Franklin Small Cap Growth Fund was renamed the Franklin Small Cap Growth Fund I and the Franklin Strategic Series began offering shares of the Franklin Small Cap Growth Fund II.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2001, all repurchase agreements held by the Fund had been entered into on that date.

d. SECURITIES LENDING:

The Franklin Small Cap Growth Fund I loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term investments as noted in the Statement of Investments. The fund bears the risk of loss with respect to the investment of the collateral.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. OFFERING COSTS:

Offering costs are amortized on a straight line basis over twelve months.

h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Franklin California Growth Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the fund. As of April 30, 2001, the fund estimates that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments by approximately $2,543.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C, & ADVISOR CLASS        CLASS A, CLASS B, & CLASS C          CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
---------------------------------        ---------------------------          ------------------------------------------
Franklin Small Cap Growth Fund I         Franklin California Growth Fund      Franklin Aggressive Growth Fund
                                                                              Franklin Large Cap Growth Fund
                                                                              Franklin Small Cap Growth Fund II

At April 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                     FRANKLIN                                 FRANKLIN
                                                              AGGRESSIVE GROWTH FUND                   CALIFORNIA GROWTH FUND
                                                        ---------------------------------------------------------------------------
                                                            SHARES             AMOUNT                SHARES              AMOUNT
                                                        ---------------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2001
 Shares sold ..................................           7,129,056      $   163,124,235           23,888,286      $ 1,147,695,281
 Shares issued on merger (Note 9) .............                --                   --              1,337,534           70,755,525
 Shares issued in reinvestment of distributions               2,344               43,230            2,783,458          116,181,507
 Shares redeemed ..............................          (5,606,001)        (124,505,391)         (19,068,986)        (869,304,910)
                                                        ---------------------------------------------------------------------------
 Net increase .................................           1,525,399      $    38,662,074            8,940,292      $   465,327,403
                                                        ===========================================================================
Year ended April 30, 2000(a)
 Shares sold ..................................           9,199,950      $   228,039,109           40,682,193      $ 1,739,833,942
 Shares issued in reinvestment of distributions              41,575              868,510               87,505            2,238,602
 Shares redeemed ..............................          (2,422,213)         (57,191,610)         (30,612,722)      (1,254,035,847)
                                                        ---------------------------------------------------------------------------
 Net increase .................................           6,819,312      $   171,716,009           10,156,976      $   488,036,697
                                                        ===========================================================================

CLASS B SHARES:
Year ended April 30, 2001
 Shares sold ..................................             824,210      $    19,121,415            2,482,273      $   117,929,174
 Shares issued in reinvestment of distributions                 583               10,921              172,907            7,103,015
 Shares redeemed ..............................            (340,830)          (6,626,559)            (358,316)         (13,948,046)
                                                        ---------------------------------------------------------------------------
 Net increase .................................             483,963      $    12,505,777            2,296,864      $   111,084,143
                                                        ===========================================================================

Year ended April 30, 2000(a)
 Shares sold ..................................           1,415,432      $    35,839,371            1,224,381      $    57,540,240
 Shares issued in reinvestment of distributions               5,883              122,903                  366                9,348
 Shares redeemed ..............................             (86,629)          (2,372,558)             (39,396)          (1,876,198)
                                                        ---------------------------------------------------------------------------
 Net increase .................................           1,334,686      $    33,589,716            1,185,351      $    55,673,390
                                                        ===========================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                 FRANKLIN                               FRANKLIN
                                                           AGGRESSIVE GROWTH FUND                CALIFORNIA GROWTH FUND
                                                       -------------------------------------------------------------------
                                                          SHARES           AMOUNT               SHARES            AMOUNT
                                                       -------------------------------------------------------------------
CLASS C SHARES:
Year ended April 30, 2001
 Shares sold ..................................         2,437,578      $  53,153,911          3,636,106      $ 172,898,309
 Shares issued in reinvestment of distributions             1,411             26,387            569,071         23,434,324
 Shares redeemed ..............................        (1,660,383)       (33,461,526)        (1,796,894)       (73,380,501)
                                                       -------------------------------------------------------------------
 Net increase .................................           778,606      $  19,718,772          2,408,283      $ 122,952,132
                                                       ===================================================================

Year ended April 30, 2000(a)
 Shares sold ..................................         3,542,640      $  90,778,820          3,758,694      $ 167,987,977
 Shares issued in reinvestment of distributions            16,200            338,092              3,833             97,626
 Shares redeemed ..............................          (355,641)        (9,296,471)        (1,336,546)       (50,936,032)
                                                       -------------------------------------------------------------------
 Net increase .................................         3,203,199      $  81,820,441          2,425,981      $ 117,149,571
                                                       ===================================================================

ADVISOR CLASS SHARES:
Year ended April 30, 2001
 Shares sold ..................................         1,083,208      $  23,729,307
 Shares issued in reinvestment of distributions               809             15,321
 Shares redeemed ..............................        (1,483,271)       (28,476,665)
                                                       -----------------------------
 Net decrease .................................          (399,254)     $  (4,732,037)
                                                       =============================

Year ended April 30, 2000(a)
 Shares sold ..................................         2,545,707      $  41,383,189
 Shares issued in reinvestment of distributions            35,243            737,625
 Shares redeemed ..............................          (734,955)       (16,384,320)
                                                       -----------------------------
 Net increase .................................         1,845,995      $  25,736,494
                                                       =============================

(a) For the Franklin Aggressive Growth Fund, for the period June 23, 1999 (effective date) to April 30, 2000.

                                                                  FRANKLIN                                FRANKLIN
                                                            LARGE CAP GROWTH FUND                  SMALL CAP GROWTH FUND I
                                                       ------------------------------------------------------------------------
                                                          SHARES            AMOUNT               SHARES              AMOUNT
                                                       ------------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2001
 Shares sold ..................................         4,038,421      $   58,501,278         148,200,752      $  6,429,285,812
 Shares issued in reinvestment of distributions            10,270             142,039           2,971,843           116,942,078
 Shares redeemed ..............................        (1,149,726)        (16,136,958)       (116,113,288)       (4,914,046,234)
                                                       ------------------------------------------------------------------------
 Net increase .................................         2,898,965      $   42,506,359          35,059,307      $  1,632,181,656
                                                       ========================================================================

Year ended April 30, 2000(b)
 Shares sold ..................................         2,924,412      $   39,983,795         288,032,174      $ 11,002,537,784
 Shares issued in reinvestment of distributions               425               5,394           1,370,984            52,139,031
 Shares redeemed ..............................          (270,881)         (3,808,976)       (215,619,217)       (7,861,658,751)
                                                       ------------------------------------------------------------------------
 Net increase .................................         2,653,956      $   36,180,213          73,783,941      $  3,193,018,064
                                                       ========================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                  FRANKLIN                            FRANKLIN
                                                            LARGE CAP GROWTH FUND              SMALL CAP GROWTH FUND I
                                                       -------------------------------------------------------------------
                                                           SHARES           AMOUNT             SHARES         AMOUNT
                                                       -------------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2001
 Shares sold ..................................           524,342      $   7,539,128
 Shares issued in reinvestment of
  distributions................................               738             10,121
 Shares redeemed ..............................          (101,953)        (1,330,727)
                                                        ----------------------------
 Net increase .................................           423,127      $   6,218,522
                                                        ============================

Year ended April 30, 2000(b)
 Shares sold ..................................           312,870      $   4,073,874
 Shares redeemed ..............................            (8,018)          (122,130)
                                                        ----------------------------
 Net increase .................................           304,852      $   3,951,744
                                                        ============================

CLASS C SHARES:
Year ended April 30, 2001
 Shares sold ..................................         3,154,190      $  44,977,400          6,874,459      $ 291,010,139
 Shares issued in reinvestment of
  distributions................................             5,426             74,401            197,661          7,633,639
 Shares redeemed ..............................          (721,510)        (9,288,160)        (6,683,311)      (271,032,143)
                                                        ------------------------------------------------------------------
 Net increase .................................         2,438,106      $  35,763,641            388,809      $  27,611,635
                                                        ==================================================================

Year ended April 30, 2000(b)
 Shares sold ..................................         2,641,224      $  35,011,789         11,524,782      $ 447,983,335
 Shares issued in reinvestment of
  distributions................................              --                 --              202,348          7,563,366
 Shares redeemed ..............................          (247,928)        (3,408,692)        (5,758,041)      (203,789,572)
                                                        ------------------------------------------------------------------
 Net increase .................................         2,393,296      $  31,603,097          5,969,089      $ 251,757,129
                                                        ==================================================================

ADVISOR CLASS SHARES:
Year ended April 30, 2001
 Shares sold ..................................           415,037      $   6,141,172          4,263,604      $ 182,792,604
 Shares issued in reinvestment of
  distributions................................             4,277             59,362            101,825          4,030,216
 Shares redeemed ..............................          (222,434)        (3,073,684)        (3,505,602)      (141,337,512)
                                                        ------------------------------------------------------------------
 Net increase .................................           196,880      $   3,126,850            859,827      $  45,485,308
                                                        ==================================================================

Year ended April 30, 2000(b)
 Shares sold ..................................         1,572,648      $  18,058,940          6,861,496      $ 262,240,429
 Shares issued in reinvestment of
  distributions................................             1,229             15,598             52,137          1,992,113
 Shares redeemed ..............................          (236,105)        (2,702,138)        (4,156,748)      (153,721,180)
                                                        ------------------------------------------------------------------
 Net increase .................................         1,337,772      $  15,372,400          2,756,885      $ 110,511,362
                                                        ==================================================================


(b) For the Franklin Large Cap Growth Fund, for the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                           FRANKLIN
                                   SMALL CAP GROWTH FUND II
                                ------------------------------
                                   SHARES            AMOUNT
                                ------------------------------
CLASS A SHARES:
Year ended April 30, 2001
 Shares sold ............        57,264,688      $ 630,259,480
 Shares redeemed ........       (12,807,854)      (133,433,298)
                                ------------------------------
 Net increase ...........        44,456,834      $ 496,826,182
                                ==============================

CLASS B SHARES:
Year ended April 30, 2001
 Shares sold ............        10,737,067      $ 116,859,826
 Shares redeemed ........          (481,489)        (4,889,370)
                                ------------------------------
 Net increase ...........        10,255,578      $ 111,970,456
                                ==============================

CLASS C SHARES:
Year ended April 30, 2001
 Shares sold ............        17,009,123      $ 184,222,744
 Shares redeemed ........        (1,529,118)       (16,166,628)
                                ------------------------------
 Net increase ...........        15,480,005      $ 168,056,116
                                ==============================

ADVISOR CLASS SHARES:
Year ended April 30, 2001
 Shares sold ............         5,767,595      $  59,586,036
 Shares redeemed ........          (374,068)        (3,874,330)
                                ------------------------------
 Net increase ...........         5,393,527      $  55,711,706
                                ==============================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:

                                            FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                           AGGRESSIVE      CALIFORNIA       LARGE CAP       SMALL CAP
                                           GROWTH FUND     GROWTH FUND     GROWTH FUND    GROWTH FUND II
                                           -------------------------------------------------------------
Dividend income ........................   $ 1,508,037     $11,205,210     $   694,689     $ 3,304,046

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin California Growth Fund and the Franklin Small Cap Growth Fund I pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       ANNUALIZED
         FEE RATE     AVERAGE DAILY NET ASSETS
       ------------------------------------------------------------------
          .625%       First $100 million
          .500%       Over $100 million, up to and including $250 million
          .450%       Over $250 million, up to and including $10 billion
          .440%       Over $10 billion, up to and including $12.5 billion
          .420%       Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE     AVERAGE DAILY NET ASSETS
        ----------------------------------------------------------------
          .500%      First $500 million
          .400%      Over $500 million, up to and including $1 billion
          .350%      Over $1 billion, up to and including $1.5 billion
          .300%      Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE     AVERAGE DAILY NET ASSETS
        ----------------------------------------------------------------
          .550%      First $500 million
          .450%      Over $500 million, up to and including $1 billion
          .400%      Over $1 billion, up to and including $1.5 billion
          .350%      Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of ..20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin California Growth Fund and the Franklin Small Cap Growth Fund I. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Advisers agreed in advance to waive administrative fees for the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to certain percentage per year of their average daily net assets of each class as follows:

                                  FRANKLIN      FRANKLIN       FRANKLIN           FRANKLIN          FRANKLIN
                                 AGGRESSIVE    CALIFORNIA      LARGE CAP          SMALL CAP         SMALL CAP
                                GROWTH FUND   GROWTH FUND     GROWTH FUND       GROWTH FUND I     GROWTH FUND II
                                --------------------------------------------------------------------------------
Class A .........................   .35%          .25%           .35%               .25%               .35%
Class B .........................  1.00%         1.00%          1.00%                --               1.00%
Class C .........................  1.00%         1.00%          1.00%              1.00%              1.00%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                       FRANKLIN       FRANKLIN       FRANKLIN        FRANKLIN        FRANKLIN
                                      AGGRESSIVE     CALIFORNIA      LARGE CAP       SMALL CAP       SMALL CAP
                                      GROWTH FUND    GROWTH FUND    GROWTH FUND    GROWTH FUND I   GROWTH FUND II
                                      ---------------------------------------------------------------------------
Net commissions paid ............     $  876,474     $5,840,882     $  587,853      $7,018,456      $5,625,515
Contingent deferred sales charges     $  185,340     $  355,569     $   36,664      $  332,450      $  128,903

The Funds paid transfer agent fees of $25,133,559, of which $11,103,333 was paid to Investor Services.

At April 30, 2001, Advisers and/or investment companies managed by Advisers owned 7.89% and 12.51% of the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund, respectively.

Included in professional fees are legal fees of $107,293 that were paid to a law firm in which a partner was an officer of the Funds.


4. INCOME TAXES

At April 30, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                   FRANKLIN        FRANKLIN        FRANKLIN         FRANKLIN       FRANKLIN
                                                  AGGRESSIVE      CALIFORNIA       LARGE CAP       SMALL CAP       SMALL CAP
                                                  GROWTH FUND     GROWTH FUND     GROWTH FUND    GROWTH FUND I   GROWTH FUND II
                                                  -----------------------------------------------------------------------------
Capital loss carryovers expiring in 2009 ......   $29,887,516     $53,002,823     $ 2,395,246     $58,496,257     $ 3,600,488

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At April 30, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

 FRANKLIN              FRANKLIN                FRANKLIN              FRANKLIN                  FRANKLIN
AGGRESSIVE            CALIFORNIA               LARGE CAP             SMALL CAP                 SMALL CAP
GROWTH FUND           GROWTH FUND              GROWTH FUND          GROWTH FUND I            GROWTH FUND II
-----------------------------------------------------------------------------------------------------------
$90,274,188          $146,054,268              $25,956,559           $552,444,008              $65,124,027

At April 30, 2001, the following funds had deferred currency losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

 FRANKLIN                        FRANKLIN                          FRANKLIN                      FRANKLIN
AGGRESSIVE                       LARGE CAP                         SMALL CAP                     SMALL CAP
GROWTH FUND                     GROWTH FUND                      GROWTH FUND I                GROWTH FUND II
------------------------------------------------------------------------------------------------------------
   $3,764                          $3,546                            $36                           $430

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, offering costs, organization costs, and merger related expenses.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At April 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                              FRANKLIN            FRANKLIN           FRANKLIN         FRANKLIN          FRANKLIN
                                             AGGRESSIVE          CALIFORNIA         LARGE CAP         SMALL CAP         SMALL CAP
                                             GROWTH FUND        GROWTH FUND        GROWTH FUND      GROWTH FUND I    GROWTH FUND II
                                            ---------------------------------------------------------------------------------------
Investments at cost ......................  $ 253,404,363    $ 1,906,270,540    $   148,647,485   $ 9,541,859,837    $ 762,599,162
                                            ---------------------------------------------------------------------------------------
Unrealized appreciation ..................  $  33,250,498    $   525,552,427    $    12,970,647   $ 3,512,527,151    $ 102,825,312
Unrealized depreciation ..................    (51,007,625)      (259,018,980)       (13,363,810)   (1,596,257,537)     (89,635,362)
                                            ---------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)  $ (17,757,127)   $   266,533,447    $      (393,163)  $ 1,916,269,614    $  13,189,950
                                            =======================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2001 were as follows:

                             FRANKLIN           FRANKLIN            FRANKLIN          FRANKLIN           FRANKLIN
                            AGGRESSIVE         CALIFORNIA          LARGE CAP          SMALL CAP          SMALL CAP
                            GROWTH FUND        GROWTH FUND        GROWTH FUND       GROWTH FUND I     GROWTH FUND II
                          ------------------------------------------------------------------------------------------
Purchases ..............  $  532,574,987     $1,465,442,553     $  218,720,900     $5,641,796,400     $1,011,685,942
Sales ..................  $  477,109,631     $  880,798,084     $  135,421,138     $3,143,166,496     $  267,247,616

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At April 30, 2001, the funds held restricted securities as follows:

                                                                             ACQUISITION
SHARES     ISSUER                                                                DATE             COST             VALUE
--------------------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
  329,274   Micro Photonix Integration Corp., pfd., C (.7% of Net Assets) ...  6/23/00        $ 2,079,464      $ 1,646,370
                                                                                                               -----------
FRANKLIN CALIFORNIA GROWTH FUND
  145,772   Anda Networks Inc., pfd., D .....................................  3/24/00        $ 2,000,000      $   842,562
2,227,171   Fibrogen Inc., pfd., E ..........................................  5/19/00          9,999,998        9,999,998
  124,712   Kestrel Solutions Inc., pfd., D .................................  1/20/00          1,624,997          748,272
  772,727   Masimo Corp., pfd., F ...........................................  5/15/00          8,499,997        4,249,999
2,028,398   Pro*duct Health Inc., pfd., C ...................................  9/29/00         10,000,002       10,000,002
                                                                                                               -----------
            TOTAL RESTRICTED SECURITIES (1.2% of Net Assets) ................                                  $25,840,833
                                                                                                               -----------
FRANKLIN SMALL CAP GROWTH FUND I
  855,446   3Ware Inc., pfd., D .............................................  7/28/00        $ 4,770,822      $ 3,421,784
  364,431   Anda Networks Inc., pfd., D .....................................  3/24/00          5,000,000        2,106,411
  239,831   Kestrel Solutions Inc., pfd., D .................................  1/20/00          3,124,998        1,438,986
                                                                                                               -----------
            TOTAL RESTRICTED SECURITIES (.1% of Net Assets) .................                                  $ 6,967,181
                                                                                                               ===========
FRANKLIN SMALL CAP GROWTH FUND II
  95,148   Micro Photonix Integration Corp., pfd., C (.1% of Net Assets) ....  6/23/00         $  600,888      $   475,740
                                                                                                               -----------


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" including dividends and net realized gains (losses), at April 30, 2001 were as shown below.

                                                 NUMBER OF SHARES                                NUMBER OF SHARES
                                                     HELD AT           GROSS          GROSS           HELD AT
NAME OF ISSUER                                  BEGINNING OF YEAR    ADDITIONS      REDUCTIONS     END OF PERIOD
-----------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
Remedy Temp Inc. ..........................           400,000             --          400,000              --

FRANKLIN SMALL CAP GROWTH FUND I:
Affiliated Computer Services Inc., A ......         1,862,300          903,500           --           2,765,800
Airgate PCS Inc. ..........................            45,500        1,069,700         45,500         1,069,700
Alaska Communications Systems Holdings Inc.         2,198,700          213,000           --           2,411,700
Atlantic Coast Airlines Holdings Inc.(b)...         2,800,000             --             --           2,800,000
Atwood Oceanics Inc. ......................         1,216,600             --             --           1,216,600
Barrett Resources Corp. ...................         1,860,900             --          387,200         1,473,700
Basin Exploration Inc.(c)..................         1,425,200             --        1,425,200              --

                                                   VALUE AT         DIVIDEND      REALIZED
NAME OF ISSUER                                    END OF YEAR        INCOME      GAIN (LOSS)
--------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
Remedy Temp Inc. ..........................       $       --      $     --     $ (3,054,498)
                                                  ------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND I:
Affiliated Computer Services Inc., A ......        199,137,600          --             --
Airgate PCS Inc. ..........................         42,360,120          --          632,871
Alaska Communications Systems Holdings Inc.         13,626,105          --             --
Atlantic Coast Airlines Holdings Inc.(b)...         67,760,000          --             --
Atwood Oceanics Inc. ......................         54,321,190          --             --
Barrett Resources Corp. ...................                 (a)         --        9,122,877
Basin Exploration Inc.(c)..................               --            --             --

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                                     NUMBER OF SHARES                                     NUMBER OF SHARES
                                                         HELD AT            GROSS             GROSS            HELD AT
NAME OF ISSUER                                      BEGINNING OF YEAR     ADDITIONS        REDUCTIONS       END OF PERIOD
--------------------------------------------------------------------------------------------------------------------------
Brio Technology Inc. ..........................           670,800         1,044,900              --           1,715,700
Catalytica Inc. ...............................         1,965,733              --           1,965,733              --
Catapult Communications Corp. .................           656,800              --                --             656,800
ChemFirst Inc. ................................           764,900              --                --             764,900
Clarus Corp. ..................................           974,000            86,600         1,060,600              --
Classic Communications Inc., A ................           590,900              --             590,900              --
Cobalt Networks Inc.(d)........................              --           1,482,000         1,482,000              --
Coherent Inc. .................................         1,763,400            86,600           400,000         1,450,000
Complete Business Solutions Inc. ..............         1,490,900           200,000              --           1,690,900
Core Laboratories NV (Netherlands) ............         1,632,400           267,600              --           1,900,000
Epoch Biosciences Inc. (Formerly Epoch
 Pharmaceuticals Inc.) ........................           678,800           690,100              --           1,368,900
Expeditors International of Washington Inc. ...         2,562,200           367,100              --           2,929,300
FLIR Systems Inc. .............................         1,028,600              --                --           1,028,600
Gibraltar Steel Corp. .........................         1,012,800              --                --           1,012,800
Grey Wolf Inc. ................................        11,329,800           115,800              --          11,445,600
HNC Software Inc. .............................         1,736,200           186,600              --           1,922,800
Inhale Therapeutic Systems Inc.(e).............         3,751,732              --                --           3,751,732
Innkeepers USA Trust ..........................         2,102,800              --             904,000         1,198,800
Insight Communications Co. Inc., A ............         4,090,800              --             860,000         3,230,800
Interep National Radio Sales Inc. .............           489,100              --                --             489,100
Itron Inc. ....................................         1,118,300              --           1,118,300              --
Komag Inc. ....................................         3,606,900              --           3,606,900              --
MeriStar Hospitality Corp. ....................         2,330,000              --             904,000         1,426,000
Mettler-Toledo International Inc. (Switzerland)         2,758,500           173,100              --           2,931,600
Navidec Inc. ..................................           666,200              --             666,200              --
Newfield Exploration Co. ......................         2,138,600           111,400           563,000         1,687,000
Newport Corp.(f)...............................         1,537,500              --             562,500           975,000
Nuevo Energy Co. ..............................         1,075,500              --             362,600           712,900
Pacific Gateway Exchange Inc. .................           515,100              --             515,100              --
Pennaco Energy Inc. ...........................         1,704,500              --           1,704,500              --
Perceptron Inc. ...............................           722,000              --             722,000              --
Pharmaceutical Product Development Inc. .......         1,300,000              --             135,400         1,164,600
Predictive Systems Inc. .......................         1,010,600         1,040,700              --           2,051,300
Primus Telecommunications Group Inc. ..........         1,813,100              --           1,813,100              --
Range Resources Corp. .........................         2,896,900              --             500,000         2,396,900
Reliance Steel & Aluminum Co. .................         1,345,000              --                --           1,345,000
Retek Inc.(g)..................................            96,600         2,390,113            96,600         2,390,113
RSA Security Inc.(h)...........................         3,330,000              --                --           3,330,000
Rural Cellular Corp., A .......................           765,700              --                --             765,700

                                                      VALUE AT           DIVIDEND         REALIZED
NAME OF ISSUER                                       END OF YEAR          INCOME        GAIN (LOSS)
----------------------------------------------------------------------------------------------------
Brio Technology Inc. ..........................     $ 10,379,985      $       --        $       --
Catalytica Inc. ...............................             --                --           2,016,321
Catapult Communications Corp. .................       18,587,440              --                --
ChemFirst Inc. ................................       19,657,930           305,960              --
Clarus Corp. ..................................             --                --         (76,600,513)
Classic Communications Inc., A ................             --                --         (10,344,942)
Cobalt Networks Inc.(d)........................             --                --                --
Coherent Inc. .................................       57,275,000              --           2,861,276
Complete Business Solutions Inc. ..............       18,041,903              --                --
Core Laboratories NV (Netherlands) ............       45,372,000              --                --
Epoch Biosciences Inc. (Formerly Epoch
 Pharmaceuticals Inc.) ........................        4,654,260              --                --
Expeditors International of Washington Inc. ...      146,552,879           410,102              --
FLIR Systems Inc. .............................       14,492,974              --                --
Gibraltar Steel Corp. .........................       22,170,192           121,536              --
Grey Wolf Inc. ................................       73,251,840              --                --
HNC Software Inc. .............................       52,357,844              --                --
Inhale Therapeutic Systems Inc.(e).............      124,932,676              --                --
Innkeepers USA Trust ..........................               (a)        2,397,192        (5,284,821)
Insight Communications Co. Inc., A ............       89,654,700              --            (676,008)
Interep National Radio Sales Inc. .............        1,530,883              --                --
Itron Inc. ....................................             --                --         (15,414,322)
Komag Inc. ....................................             --                --         (51,254,732)
MeriStar Hospitality Corp. ....................               (a)        4,706,600       (10,429,305)
Mettler-Toledo International Inc. (Switzerland)      129,723,300              --                --
Navidec Inc. ..................................             --                --             (85,021)
Newfield Exploration Co. ......................               (a)             --           9,310,175
Newport Corp.(f)...............................               (a)           25,125        57,465,616
Nuevo Energy Co. ..............................               (a)             --          (1,545,179)
Pacific Gateway Exchange Inc. .................             --                --         (12,440,758)
Pennaco Energy Inc. ...........................             --                --          14,037,347
Perceptron Inc. ...............................             --                --         (14,931,972)
Pharmaceutical Product Development Inc. .......               (a)             --           5,062,930
Predictive Systems Inc. .......................        4,635,938              --                --
Primus Telecommunications Group Inc. ..........             --                --         (21,037,698)
Range Resources Corp. .........................               (a)             --          (6,828,896)
Reliance Steel & Aluminum Co. .................       39,408,500           302,625              --
Retek Inc.(g)..................................               (a)             --             893,598
RSA Security Inc.(h) ..........................      106,560,000              --                --
Rural Cellular Corp., A .......................       28,644,837              --                --

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                            NUMBER OF SHARES                                   NUMBER OF SHARES
                                                 HELD AT           GROSS          GROSS             HELD AT
NAME OF ISSUER                              BEGINNING OF YEAR    ADDITIONS      REDUCTIONS       END OF PERIOD
-----------------------------------------------------------------------------------------------------------------
Serologicals Corp. ..................           2,022,700             --         2,022,700              --
Silicon Valley Bancshares(i) ........           2,702,200          137,800            --           2,840,000
SOS Staffing Services Inc. ..........             693,900             --           693,900              --
Swift Energy Co. ....................                --          1,326,366            --           1,326,366
Tektronix Inc. ......................                            4,986,900            --           4,986,900
Tom Brown Inc. ......................           1,944,800             --           614,900         1,329,900
Trico Marine Services Inc. ..........                --          2,757,500            --           2,757,500
US Liquids Inc. .....................           1,003,400             --              --           1,003,400
US Unwired Inc., A ..................                --            925,000            --             925,000
Varco International Inc. ............           5,162,500          515,781            --           5,678,281
Verity Inc. .........................           1,572,200             --              --           1,572,200
Visible Genetics Inc. (Canada) ......             943,700          262,300            --           1,206,000
Wind River Systems Inc. .............           3,532,524             --              --           3,532,524

      TOTAL NON-CONTROLLED AFFILIATED
        ISSUERS .....................


                                                VALUE AT       DIVIDEND          REALIZED
NAME OF ISSUER                                 END OF YEAR      INCOME         GAIN (LOSS)
-------------------------------------------------------------------------------------------
Serologicals Corp. ..................       $         --      $     --       $  (9,276,214)
Silicon Valley Bancshares(i) ........           71,170,400          --                --
SOS Staffing Services Inc. ..........                 --            --         (10,704,013)
Swift Energy Co. ....................           42,258,021          --                --
Tektronix Inc. ......................          120,682,980          --                --
Tom Brown Inc. ......................                   (a)         --            (505,231)
Trico Marine Services Inc. ..........           39,928,600          --                --
US Liquids Inc. .....................            3,511,900          --                --
US Unwired Inc., A ..................            7,400,000          --                --
Varco International Inc. ............          132,758,210          --                --
Verity Inc. .........................                   (a)         --                --
Visible Genetics Inc. (Canada) ......           18,295,020          --                --
Wind River Systems Inc. .............                   (a)         --                --
                                            -----------------------------------------------
      TOTAL NON-CONTROLLED AFFILIATED
 ISSUERS ............................       $1,821,095,227    $ 8,269,140    $(145,956,614)
                                            ===============================================

(a)  As of April 30, 2001, no longer an affiliate.

(b) Reflects a 2:1 stock split during the current year. Balance as of 4/30/00 was 1,400,000.

(c)  Acquired by Stone Energy Corp. during the year.

(d)  Acquired by Sun Microsystems Inc. during the year.

(e) Reflects a 2:1 stock split during the current year. Balance as of 4/30/00 was 1,875,866.

(f) Reflects a 3:1 stock split during the current year. Balance as of 4/30/00 was 512,500.

(g)  Received 2,390,040 shares from 1:1.243 spin-off of HNC
     Software Inc.

(h) Reflects a 3:2 stock split during the current year. Balance as of 4/30/00 was 2,220,000.

(i)  Reflects a 2:1 stock split during the current year.
     Balance as of 4/30/00 was 1,351,100.


8. SECURITIES LENDING

At April 30, 2001, the Franklin Small Cap Growth Fund I loaned securities with a value of $241,105,207 and received net interest income of $2,151,792 from the investment of cash collateral.


9. MERGERS

On August 4, 2000, the Franklin California Growth Fund acquired the net assets of the Franklin MidCap Growth Fund pursuant to a plan of reorganization approved by the Franklin MidCap Growth Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,337,534 Class A shares of the Franklin California Growth Fund (valued at $52.90) for the net assets of the Franklin MidCap Growth Fund which aggregated $70,755,525, including $25,311,798 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $2,897,156,439.

FRANKLIN STRATEGIC SERIES
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 8, 2001

FRANKLIN STRATEGIC SERIES
Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2001.

 FRANKLIN                        FRANKLIN                          FRANKLIN                      FRANKLIN
AGGRESSIVE                      CALIFORNIA                         LARGE CAP                     SMALL CAP
GROWTH FUND                     GROWTH FUND                       GROWTH FUND                  GROWTH FUND I
------------------------------------------------------------------------------------------------------------
   65.36%                          9.85%                              100%                        15.82%

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
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
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                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT


























                      PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                 Please detach at perforation before mailing.





PROXY                                                                   PROXY
                        SPECIAL SHAREHOLDERS' MEETING OF
                      FTI LARGE CAPITALIZATION GROWTH FUND
                                 MARCH 22, 2002

The undersigned hereby revokes all previous proxies for his or her shares and appoints Ruta M. Dragunas and Jassmine Braxton, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI Large Capitalization Growth Fund ("FTI Fund") that the undersigned is entitled to vote at the FTI Fund's Special Shareholders' Meeting to be held at 600 Fifth Avenue New York, New York 10020 at 11:00 a.m. Eastern time on March 22, 2002, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                    VOTE VIA THE INTERNET:
                                    WWW.FRANKLINTEMPLETON.COM
                                    VOTE VIA THE TELEPHONE: 1-800-597-7836
                                    CONTROL NUMBER:

                                    Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.

                                    -----------------------------------
                                    Signature
                                    -----------------------------------
                                    Signature
                                    -----------------------------------
                                    Date

                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


























                      PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                 Please detach at perforation before mailing.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN STRATEGIC SERIES ON BEHALF OF FRANKLIN LARGE CAP GROWTH FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

                                             FOR              AGAINST           ABSTAIN
1. To approve or  disapprove an Agreement
and Plan of  Reorganization  between  FTI    [  ]              [  ]              [  ]
Funds on behalf of FTI Fund and  Franklin
Strategic  Series  ("Franklin  Trust") on
behalf of Franklin  Large Cap Growth Fund
("Franklin  Fund") that  provides for (i)
the acquisition of  substantially  all of
the assets of FTI Fund by  Franklin  Fund
in exchange for shares of Franklin  Fund,
(ii) the  distribution  of such shares to
the  shareholders  of FTI Fund, and (iii)
the complete  liquidation and dissolution
of FTI  Fund.  Shareholders  of FTI  Fund
will  receive  Advisor  Class  shares  of
Franklin   Fund  with  an  aggregate  net
asset  value equal to the  aggregate  net
asset  value of such  shareholder  shares
in FTI Fund.
                                             GRANT             WITHHOLD         ABSTAIN
2. To grant the proxyholders the
authority to transact any other              [  ]               [  ]             [  ]
business, not currently contemplated,
that may properly come before the
meeting.



           IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY...TODAY
           ---------

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.




                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                         FRANKLIN LARGE CAP GROWTH FUND
                             DATED FEBRUARY 25, 2002


                                 ACQUISITION OF
                                  THE ASSETS OF
                      FTI LARGE CAPITALIZATION GROWTH FUND,
                              A SERIES OF FTI FUNDS

                      BY AND IN EXCHANGE FOR SHARES OF THE
                         FRANKLIN LARGE CAP GROWTH FUND,
                      A SERIES OF FRANKLIN STRATEGIC SERIES

      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of FTI Large Capitalization Growth Fund for Advisor Class shares of Franklin Large Cap Growth Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

           1. Statement of Additional Information of Franklin Large Cap Growth Fund - Advisor Class dated September 1, 2001.

           2.   Statement of Additional Information of FTI Large
                Capitalization Growth Fund dated March 31, 2001.

           3. Semi-Annual Report of Franklin Large Cap Growth Fund for the period ended October 31, 2001.

           4. Annual Report of FTI Large Capitalization Growth Fund for the year ended November 30, 2001.

           5.   Projected (Pro Forma) after Transaction Financial Statements.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February 25, 2002, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Large Cap Growth Fund, One Franklin Parkway, San Mateo, CA 94403-1906.

----------------------------------------------------------


FRANKLIN STRATEGIC SERIES

FRANKLIN AGGRESSIVE GROWTH FUND
FRANKLIN LARGE CAP GROWTH FUND
FRANKLIN SMALL-MID CAP GROWTH FUND
FRANKLIN SMALL CAP GROWTH FUND II

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2001

[Insert Franklin Templeton Ben Head]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983  1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2001, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS
Goals, Strategies and Risks.............................  2
Officers and Trustees................................... 15
Management and Other Services........................... 18
Portfolio Transactions.................................. 20
Distributions and Taxes................................. 21
Organization, Voting Rights
 and Principal Holders.................................. 24
Buying and Selling Shares............................... 25
Pricing Shares.......................................... 28
The Underwriter......................................... 28
Performance............................................. 29
Miscellaneous Information............................... 31
Description of Ratings.................................. 32


---------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
---------------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.


FRANKLIN AGGRESSIVE GROWTH FUND
(AGGRESSIVE GROWTH FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom that may be granted by the Securities and Exchange Commission (SEC), or for temporary or emergency purposes and then in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. Borrowings under fundamental investment restriction number 1 above may not exceed 15% of the value of the Fund's total assets (including the amount borrowed).

2. The Fund intends to limit its investments in foreign securities to no more than 10% of its total assets.

FRANKLIN LARGE CAP GROWTH FUND (LARGE CAP FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is long-term capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts and may enter into financial futures contracts, options thereon, and forward contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts or repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may also seek current income incidental to long-term capital appreciation,

2.  The Fund may invest up to 25% of its total assets in foreign securities.

FRANKLIN SMALL-MID CAP GROWTH FUND  (SMALL-MID CAP FUND)
(FORMERLY FRANKLIN SMALL CAP GROWTH FUND I)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

 1. Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

 8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique;

 9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts);

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by the manager or its affiliates; and

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

3.  The Fund may invest up to 10% of its total assets in REITs.

4. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

5. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

6. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

FRANKLIN SMALL CAP GROWTH FUND II (SMALL CAP FUND II)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) More than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitations.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

2.  The Fund may invest up to 10% of its total assets in REITs.

3. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

4. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation, including the operation of predecessor companies.

5. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

CONVERTIBLE SECURITIES Although each Fund may invest in convertible securities without limit, the Aggressive Growth Fund and Large Cap Fund currently intend to limit these investments to no more than 5% of net assets. The California Fund, Small Cap Fund I and Small Cap Fund II may also invest in enhanced convertible securities.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued by an operations company or an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/ dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS-each issuer has a different acronym for their version of these securities) are considered the most equity like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e. they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

A company divesting a holding in another company often uses exchangeable securities. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company to that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

DERIVATIVE SECURITIES The Funds' transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in exchange traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on a Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If a Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Funds will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

Each Fund may buy and sell options on securities and securities indices. The Funds may only buy options if the premiums paid for such options total 5% or less of net assets.

Each Fund may buy and sell futures contracts for securities and currencies. Each Fund may also buy and sell securities index futures and options on securities index futures. Each Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Funds will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

The Funds may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.

OPTIONS. The Funds may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Funds will be covered. The Funds may also buy or write put and call options on securities indices. Options written by the Aggressive Growth and Large Cap Funds will be for portfolio hedging purposes only.

A call option written by the Fund is covered if the Fund (a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or
(b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities in a segregated account with the Fund's custodian bank.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put in a segregated account with its custodian bank. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

A Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

A Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

A Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian bank containing cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or will otherwise cover the transaction.

FINANCIAL FUTURES. The Funds may enter into contracts for the purchase or sale of futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The Funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of its securities or securities that they intend to buy and, to the extent consistent therewith, to accommodate cash flows. The Funds will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts or related options. In addition, the Funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of total assets (taken at current value). To the extent a Fund enters into a futures contract or related call option, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

STOCK INDEX FUTURES. The Funds may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of their equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Small-Mid Cap Fund and Small Cap Fund II may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategies in employing futures contracts based on an index of debt securities will be similar to that used in other financial futures transactions. The Small-Mid Cap Fund and Small Cap Fund II may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The Funds may buy and sell futures contracts for securities, and currencies. These Funds may also enter into closing purchase and sale transactions with respect to these futures contracts. The Funds will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, a Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, a Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. A Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities and currencies will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FINANCIAL FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they buy or sell financial futures contracts.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater or lesser voting rights. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Funds' management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in the euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

AMERICAN DEPOSITARY RECEIPTS (ADRS). European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers are interests in a pool of non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

HEALTH TECHNOLOGY COMPANIES The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an investment in a Fund may fluctuate significantly over relatively short periods of time.

ILLIQUID SECURITIES Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally any security that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Each Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Each Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Funds' board of trustees has authorized the Funds to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with a Fund's investment objective. To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Funds' board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Funds' board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

144A SECURITIES. Subject to its liquidity limitation, each Fund may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund's purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed the following percentages of the value of the Fund's total assets, measured at the time of the most recent loan: Aggressive Growth and Large Cap Funds, 33 1/3%; and Small-Mid Cap Fund and Small Cap Fund II, 20%. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

PRIVATE INVESTMENTS Consistent with their respective investment goals and policies, each Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. Each Fund will treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REAL ESTATE SECURITIES Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory, and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Small-Mid Cap Fund and Small Cap Fund II may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, these Funds agree to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. Each Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under federal securities laws, the Small-Mid Cap Fund and Small Cap Fund II do not treat them as borrowings for purposes of its investment restrictions, provided the segregated account is properly maintained.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with their respective investment goals and certain limitations under the 1940 Act, the Funds may invest their assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds do not believe that these limitations will impede the attainment of their investment goals.

SMALL AND MID-CAP COMPANIES Market capitalization is defined as the total market value of a company's outstanding stock. Small cap companies generally have market capitalization of up to $1.5 billion at the time of the Fund's investment. The Small-Mid Cap Fund and Small Cap Fund II define small cap companies as those companies with market cap values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Mid-cap companies are those companies with market cap values not exceeding $8.5 billion at the time of the Fund's investment.

Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid-cap companies may offer greater potential for capital appreciation than larger companies, because mid-cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or economies of the countries where a Fund invests.

Temporary defensive investments generally may include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act, and a Fund's other investment policies and restrictions, the manager also may invest a Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

UNSEASONED COMPANIES To the extent that a Fund may invest in smaller capitalization companies or other companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 10% of the Small-Mid Cap Fund and Small Cap Fund II's net assets.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (the Trust) has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (69)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (56)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

S. Joseph Fortunato (69)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (49)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (68)
One Franklin Parkway, San Mateo, CA 94403-1906
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (61)
One Franklin Parkway, San Mateo, CA 94403-1906
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

President, Las Olas (Asset Management); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, Peregrine Venture Management Company (venture capital); General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (73)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (Internet services), and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust(until 2000).

Barbara J. Green (53)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward B. Jamieson (53)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.

Charles E. Johnson (45)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

Edward V. McVey (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (39)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc. and officer of one of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (37)
One Franklin Parkway, San Mateo, CA 94403-1906
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $2,025 for each of the Trust's eight regularly scheduled meetings plus $1,350 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                           TOTAL FEES       NUMBER OF BOARDS
                         TOTAL FEES       RECEIVED FROM       IN FRANKLIN
                          RECEIVED          FRANKLIN           TEMPLETON
                          FROM THE          TEMPLETON        INVESTMENTS ON
                          TRUST/1         INVESTMENTS/2        WHICH EACH
  NAME                      ($)                ($)              Serves/3
--------------------------------------------------------------------------------
Frank H. Abbott            18,009            156,953              28
Harris J. Ashton           19,742            359,404              48
S. Joseph Fortunato        18,434            359,629              49
Edith E. Holiday           24,750            248,305              28
Frank W.T. LaHaye          19,059            165,529              28
Gordon S. Macklin          19,742            359,504              48

1. For the fiscal year ended April 30, 2001.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission (SEC).

MANAGEMENT FEES The Aggressive Growth Fund and Large Cap Fund pay the manager a fee equal to an annual rate of:

o   0.50% of the value of net assets up to and including $500 million;
o 0.40% of the value of net assets over $500 million up to and including $1 billion;
o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and
o   0.22% of the value of net assets in excess of $21.5 billion.

The Small-Mid Cap Fund pays the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets of the Fund up to and including $100 million;
o 0.50 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;
o 0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion;
o 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;
o 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and
o   0.40 of 1% of the value of average daily net assets over $15 billion.

The Small Cap Fund II pays the manager a fee equal to an annual rate of:

o   0.550% of the value of net assets up to and including $500 million;
o 0.450% of the value of net assets over $500 million up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and
o   0.270% of the value of net assets in excess of $21.5 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:

                                   MANAGEMENT FEES PAID ($)
                            ----------------------------------------------------
                                 2001           2000            1999
--------------------------------------------------------------------------------
Aggressive Growth Fund/1      1,564,621        510,967           N/A
Large Cap Fund/2                654,952        173,892           N/A
Small-Mid Cap Fund           59,688,107     39,226,727      20,630,510
Small Cap Fund II/3           1,990,018          N/A             N/A

1. For the fiscal years ended April 30, 2001 and 2000, management fees, before any advance waiver, totaled $1,652,909 and $548,160 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended April 30, 2001 and 2000, management fees, before any advance waiver, totaled $695,727 and $184,206 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal year ended April 30, 2001, management fees, before any advance waiver, totaled $2,187,875. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Small-Mid Cap Fund. FT Services has an agreement with the Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of each Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II pay FT Services a monthly fee equal to an annual rate of 0.20% of each Fund's average daily net assets.

During the last three fiscal years ended April 30, the Funds paid FT Services the following administration fees:

                                    ADMINISTRATION FEES PAID ($)
                             ---------------------------------------------------
                                 2001            2000           1999
--------------------------------------------------------------------------------
Aggressive Growth Fund/1       339,696         171,413          N/A
Large Cap Fund/2               249,846          13,057          N/A
Small Cap Fund II              816,109           N/A            N/A

1. For the fiscal years ended April 30, 2001 and 2000, administration fees, before any advance waiver, totaled $661,163 and $219,264, respectively.
2. For the fiscal years ended April 30, 2001 and 2000, administration fees, before any advance waiver, totaled $278,291 and $73,682, respectively.

For the Small-Mid Cap Fund, the manager pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of the Fund's average daily net assets up to $200 million;

o   0.135% of average daily net assets over $200 million up to $700 million;

o   0.10% of average daily net assets over $700 million up to $1.2 billion;
    and

o   0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                                  ADMINISTRATION FEES PAID ($)
                             ---------------------------------------------------
                                  2001            2000           1999
--------------------------------------------------------------------------------
Small-Mid Cap Fund             10,578,704      7,115,279      3,971,753

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Funds. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Funds' Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                                  BROKERAGE COMMISSIONS PAID ($)
                             ---------------------------------------------------
                                  2001           2000            1999
--------------------------------------------------------------------------------
Aggressive Growth Fund          386,662          117,537           N/A
Large Cap Fund                  245,172           68,920           N/A
Small-Mid Cap Fund            5,273,626        3,322,432       2,187,594
Small Cap Fund II               795,428            N/A             N/A

For the fiscal year ended April 30, 2001, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:


                                                         AGGREGATE
                                    BROKERAGE            PORTFOLIO
                                   COMMISSIONS         TRANSACTIONS
                                       ($)                 ($)
--------------------------------------------------------------------------------
Aggressive Growth Fund                263,375          183,921,800
Large Cap Fund                        134,397          112,715,093
Small-Mid Cap Fund                  3,962,669        1,923,820,281
Small Cap Fund II                     672,253          297,231,041

As of April 30, 2001, the Large Cap Fund owned securities issued by Salomon Smith Barney valued in the aggregate at $1,348,000. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate current phase-outs of the standard deduction and personal exemptions, provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs), and provide for limited estate, gift and generation-skipping tax relief. While these provisions have an important tax impact on individual investors in a Fund, their impact on the Fund itself are limited (as discussed in the paragraphs to follow).

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS
CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% bracket when these brackets are fully phased-in in the year 2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY With the exception of the Small Cap Fund II, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code), has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. The Small Cap Growth Fund II intends to qualify and elect to be treated as a regulated investment company under the Code for its first fiscal year ended April 30, 2001. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o   98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES
REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% bracket when these brackets are fully phased-in in the year 2006), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%. You may, however, elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to any Fund shares redeemed on or before January 2, 2002.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, it is anticipated that all or a portion of the dividends paid by your Fund will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by the Fund as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on its investments in complex securities. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. Each Fund (except the California Fund) is permitted to invest in certain options, futures contracts or foreign currency contracts. The California Fund is permitted to invest in certain options and financial futures contracts, including securities index futures and options on securities index futures. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position", causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes. Under proposed regulations issued by the Internal Revenue Service, securities acquired as part of a "hedging transaction" may not be treated as a capital asset, and any gain or loss on the sale of these securities may be treated as ordinary income (rather than capital gain) or loss. These regulations, if ultimately adopted and deemed applicable to a Fund, could apply to any offsetting positions entered into by the Fund to reduce its risk of loss.

ENHANCED CONVERTIBLE SECURITIES. The California Fund, Small-Mid Cap Fund and Small Cap Fund II are permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these investments are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of an enhanced convertible security could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
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Each Fund is a diversified series of Franklin Strategic Series (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II currently offer four classes of shares, Class A, Class B, Class C and Advisor Class. Each Fund may offer additional classes of shares in the future. The full title of each class of each Fund is:

o     Franklin Aggressive Growth Fund - Class A
o     Franklin Aggressive Growth Fund - Class B
o     Franklin Aggressive Growth Fund - Class C
o     Franklin Aggressive Growth Fund - Advisor Class

o     Franklin Large Cap Growth Fund - Class A
o     Franklin Large Cap Growth Fund - Class B
o     Franklin Large Cap Growth Fund - Class C
o     Franklin Large Cap Growth Fund - Advisor Class

o     Franklin Small Cap Growth Fund II - Class A
o     Franklin Small Cap Growth Fund II - Class B
o     Franklin Small Cap Growth Fund II - Class C
o     Franklin Small Cap Growth Fund II - Advisor Class

Before September 1, 2001, the Small-Mid Cap Fund was named the Franklin Small Cap Growth Fund I. On that date, the Fund's investment objective and various investment policies were changed. Consistent with these changes, the Fund's name was changed to the Franklin Small-Mid Cap Growth Fund.

The Small-Mid Cap Fund currently offers three classes of shares, Class A, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o     Franklin Small-Mid Cap Growth Fund - Class A
o     Franklin Small-Mid Cap Growth Fund - Class C
o     Franklin Small-Mid Cap Growth Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of August 1, 2001, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
AGGRESSIVE GROWTH FUND
FTB&T/1 TTEE for Defined
Contribution Services
Franklin Templeton 401k
P.O. Box 2438                  Advisor
Rancho Cordova, CA              Class        53.75
95741-2438

LARGE CAP FUND
F T Fund Allocator
Conservative Target Fund
c/o Fund Accounting Dept.
One Franklin Parkway,          Advisor
San Mateo, CA  94403-1906       Class         8.47

F T Fund Allocator
Growth Target Fund
c/o Fund Accounting Dept.
One Franklin Parkway,          Advisor
San Mateo, CA  94403-1906       Class        46.42

F T Fund Allocator
Moderate Target Fund
c/o Fund Accounting Dept.
One Franklin Parkway,          Advisor
San Mateo, CA  94403-1906       Class        27.48

FTB&T/1 TTEE for Defined
Contribution Services
Franklin Templeton 401k
P.O. Box 2438                  Advisor
Rancho Cordova, CA              Class        11.48
95741-2438

SMALL-MID CAP FUND
Fidelity Investments
Institutional Op Co
As Agent for All-Phase
Electric Supply Company
100 Magellan Way KWIC
Covington, KY  41015-1987      Class A        9.14

SMALL CAP FUND II
F T Fund Allocator
Growth Target Fund
c/o Fund Accounting Dept.
One Franklin Parkway,          Advisor
San Mateo, CA  94403-1906       Class        13.46

F T Fund Allocator
Moderate Target Fund
c/o Fund Accounting Dept.
One Franklin Parkway,          Advisor
San Mateo, CA  94403-1906       Class        10.73

Wilbranch Co
P.O. Box 2887                  Advisor
Wilson, NC 27894-2887           Class         6.62

Key Trust Company NA-Prism
Applied Industrial
Technologies Retirement
Savings Plan
4900 Tiedeman Rd.              Advisor
Brooklyn, OH 44144-2338         Class        12.05

1. Franklin Templeton Bank & Trust (FTB&T) is a California Corporation and is wholly owned by Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 1, 2001, the officers and board members, as a group, owned of record and beneficially 3.55% of Aggressive Growth Fund Advisor Class and less than 1% of the outstanding shares of the other Funds and classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
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The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from each Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 1, 1997, the Small-Mid Cap Fund's Advisor Class shares standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the Fund's Class A shares. For periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Because the Small Cap Fund II is new, it has no performance history.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The Fund's average annual total returns for the indicated periods ended April 30, 2001, were:

                                              1           5          SINCE
                          INCEPTION         YEAR        YEARS      INCEPTION
                            DATE             (%)         (%)         (%)
--------------------------------------------------------------------------------
Aggressive Fund
- Advisor Class           06/23/99          -39.13         -         27.86
Large Cap Fund
- Advisor Class           06/07/99          -21.95         -          8.28
Small-Mid Cap Fund
- Advisor Class           02/14/92          -23.83      14.90        18.80
Small Cap Fund II
- Advisor Class           05/01/00            3.10         -          3.10

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The Funds' cumulative total returns for the indicated periods ended April 30, 2001, were:

                                              1           5          SINCE
                          INCEPTION         YEAR        YEARS      INCEPTION
                            DATE             (%)         (%)         (%)
--------------------------------------------------------------------------------
Aggressive Fund
- Advisor Class           06/23/99          -39.13         -         57.76
Large Cap Fund
- Advisor Class           06/07/99          -21.95         -         16.29
Small-Mid Cap Fund
- Advisor Class           02/14/92          -23.83     100.29       388.69
Small Cap Fund II
- Advisor Class           05/01/00            3.10         -          3.10

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally the leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all U.S.-headquartered equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA MUTUAL FUND REPORT, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o MUTUAL FUND SOURCE BOOK, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan Chase & Co., Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R)and Bloomberg(R)L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

ADDITIONAL COMPARISONS - AGGRESSIVE GROWTH FUND

o Savings and Loan Historical Interest Rates - as published in the U.S. SAVINGS & LOAN LEAGUE FACT BOOK.

o Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

o Standard & Poor's(R) MidCap 400 Index - consists of 400 domestic stocks chosen for market size (median market capitalization of $1,184 million), liquidity and industry group representation. It is a market-value weighted index, with each stock affecting the index in proportion to its market value. This index, calculated by S&P, is a total return index with dividends reinvested.

ADDITIONAL COMPARISONS - LARGE CAP FUND

o Russell 3000(R)Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

o Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

o The Wilshire Top 2500 Index consists of the largest 2500 companies in the Wilshire 5000.

ADDITIONAL COMPARISONS - SMALL-MID CAP FUND AND SMALL CAP FUND II

o The Russell 2000 Index - consists of the 2,000 smallest securities in the Russell 3000 Index. This is Russell's Small Cap Index.

o The Russell 2000 Growth Index - consists of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

o The Russell 2500 Index - consists of the 2500 smallest companies in the Russell 3000 Index which represents approximately 16% of the total market capitalization of the Russell 3000 Index. This Index is a measure of small to medium-small stock performance.

o The Russell 2500 Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and forecasted growth values.

o Russell 3000 Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $266 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Small-Mid Cap Fund financial reports every six months. If you would like to receive an interim report of the Fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

PREFERRED STOCKS RATINGS

STANDARD & POOR'S RATINGS GROUP (S&P(R))

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While these issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                                                             FSS1 SAIA 09/01






                      FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                          FTI INTERNATIONAL EQUITY FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
                                  FTI BOND FUND
                             FTI MUNICIPAL BOND FUND

===============================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 31, 2001

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for FTI Funds (the "Trust") dated March 31, 2001.

This SAI incorporates by reference the Trust's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 888-FIDUCIARY (888-343-8242).


                  CONTENTS
                  Fund Organization                           1
                  Securities in which the Funds Invest        1
                  Investment Risks                           10
                  Investment Limitations                     11
                  Determining the Market Value of Securities 14
                  How the Funds are Sold                     15
                  Redemption in Kind                         15
                  Massachusetts Law                          16
                  Account and Share Information              16
                  Tax Information                            16
                  Fund Management and Service Providers      20
                  How the Funds Measure Performance          24
                  Financial Information                      29
                  Investment Ratings                         30
                  Addresses                                  33




CUSIP 302927702
CUSIP 302927801
CUSIP 302927207
CUSIP 302927108
CUSIP 302927884
CUSIP 302927603
CUSIP 302927504

G01548-05 (3/01)
811-7369


FUND ORGANIZATION
-------------------------------------------------------------------------------

The Funds are diversified portfolios of FTI Funds (Trust). The Trust is registered as an open-end, management investment company and was established under the laws of the Commonwealth of Massachusetts on October 18, 1995. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established seven separate series of the Trust which are as follows: FTI Large Capitalization Growth Fund (Large Capitalization Growth Fund), FTI Large Capitalization Growth and Income Fund (Large Capitalization Growth and Income Fund), FTI International Equity Fund (International Equity Fund), FTI Small Capitalization Equity Fund (Small Capitalization Equity Fund), European Smaller Companies Fund (European Smaller Companies Fund), FTI Bond Fund (Bond Fund) and FTI Municipal Bond Fund (Municipal Bond Fund), The Funds' investment adviser is Fiduciary International, Inc.

SECURITIES IN WHICH THE FUNDS INVEST
-------------------------------------------------------------------------------

Permitted securities and investment techniques are set forth in the securities chart in the prospectus. Securities and techniques principally used by the Funds to meet their respective objectives are also described in the prospectus. Other securities and techniques used by the Funds to meet their respective objectives are described below.

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities because their value increases directly with the value of the issuer's business.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

REAL ESTATE INVESTMENT TRUSTS (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS

Warrants give a Fund the option to buy an issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper (which are discussed more fully below) are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing the initial investment.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and market risks for each CMO class.

           SEQUENTIAL CMOS

           In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

           PACS, TACS AND COMPANION CLASSES

           More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and repayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

           IOS AND POS

           CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). Pos increase in value when prepayment rates increase. In contrast, Ios decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.

           FLOATERS AND INVERSE FLOATERS

           Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

           Z CLASSES AND RESIDUAL CLASSES

           CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET BACKED SECURITIES

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

TAX-EXEMPT SECURITIES

Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.

       PRIVATE ACTIVITY BONDS
       Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

       The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Fund may invest in bonds subject to AMT.

TAX INCREMENT FINANCING BONDS

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

MUNICIPAL NOTES

Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. A Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o  the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, a Fund agrees to exchange one currency for another at the current exchange rate. A Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease a Fund's exposure to currency risks.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, a Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to market and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts as set forth in the securities chart in the Funds' prospectus.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

OPTIONS

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

To the extent that a Fund utilizes options, it would generally:

o Buy call options in anticipation of an increase in the value of the underlying asset;

o Buy put options in anticipation of a decrease in the value of the underlying asset; and

o Buy or write options to close out existing options positions.

A Fund may also write call options to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

A Fund may also write put options to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Bond Fund may use include.

       INTEREST RATE SWAPS

       Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

       CURRENCY SWAPS

       Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

       CAPS AND FLOORS

       Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

       TOTAL RETURN SWAPS

       Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater market risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

         TO BE ANNOUNCED SECURITIES (TBAS)

         As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by a Fund.

         DOLLAR ROLLS

         Dollar rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to market risks and credit risks.

SECURITIES LENDING

A Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to market risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction, or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

A Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. Any such investment by a Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Trust, on behalf of the Funds, believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

o  the frequency of trades and quotes for the security;

o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

o  dealer undertakings to make a market in the  security; and

o  the nature of the security and the nature of the marketplace  trades.

Notwithstanding the foregoing, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent transaction shall be treated as illiquid securities by the Trustees.

When a Fund invests in certain restricted securities determined by the Trustees to be liquid, such investments could have the effect of increasing the level of Fund illiquidity to the extent that the buyers in the secondary market for such securities (whether in Rule 144A resales or other exempt transactions) become, for a time, uninterested in purchasing these securities.

INVESTMENT RISKS
-------------------------------------------------------------------------------

Risk factors associated with investing in each Fund are set forth in the risk chart in the prospectus. Principal risks factors associated with an investment in each Fund are also described in the prospectus. While not an exhaustive list, other risk factors include the following:

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. (If the bond were held to maturity, no loss or gain normally would be realized.)

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a fixed income security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS
o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

o Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LIQUIDITY RISKS

o Trading opportunities are more limited for equity securities and fixed income securities that are not widely held. They are also more limited for fixed income securities that have not received any credit ratings or have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH COMPLEX CMOS

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

FOREIGN MARKET RISKS

The European Smaller Companies Fund intends to invest in the securities of issuers domiciled in the Czech Republic, Hungary, Poland and Turkey ("Eastern European countries"). Investment in the securities of issuers in these countries involves certain additional risks not involved in investment in securities of issuers in more developed markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability (including the possibility that such countries could revert to a centralist planned government), increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies which may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack of developed legal structures governing private and foreign investment and private property.

Eastern European capital markets are emerging in a dynamic political and economic environment brought about by the recent events there that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that the Eastern Europe capital markets will continue to present viable investment opportunities of the Fund. There can be no assurance that expropriations of private property will not occur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected Eastern European markets.

INVESTMENT LIMITATIONS
-------------------------------------------------------------------------------

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time
o time by the SEC staff and any exemptive order or similar relief granted to the Funds (collectively, the "1940 Act Laws, Interpretations and Exemptions").


LENDING CASH OR SECURITIES

The Funds may not make loans, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests. This restriction will not prevent a Fund from lending to other FTI funds consistent with any exemptions the Funds might obtain or as permitted by the 1940 Act Laws, Interpretations and Exemptions.

INVESTING IN COMMODITIES

The Funds may not purchase or sell physical commodities, provided that a Fund may purchase securities of companies that deal in commodities.

INVESTING IN REAL ESTATE

The Funds may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

DIVERSIFICATION OF INVESTMENTS

The Funds are each a "diversified company" within the meaning of the 1940 Act. The Funds will not purchase the securities of any issuer if, as a result, the Funds would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

CONCENTRATION OF INVESTMENTS

The Funds will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of their investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Funds' investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

UNDERWRITING

The Funds may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933

THE ABOVE INVESTMENT LIMITATIONS CANNOT BE CHANGED WITH RESPECT TO THE FUNDS WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUNDS' OUTSTANDING SHARES. A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SHARES MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (I) 67% OR MORE OF THE FUNDS' SHARES PRESENT AT A MEETING IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT IN PERSON OR REPRESENTED BY PROXY, OR (II) MORE THAN 50% OF THE FUNDS' OUTSTANDING SHARES.

THE FOLLOWING LIMITATIONS MAY BE CHANGED BY THE TRUSTEES WITHOUT SHAREHOLDER APPROVAL

INVESTING IN ILLIQUID SECURITIES

The Funds will not invest more than 15% of the value of their net assets in illiquid securities, including: repurchase agreements providing for settlement more than seven days after notice; over-the-counter options; and certain restricted securities not determined by the Trustees to be liquid.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of their total assets in any one investment company, or invest more than 10% of their total assets in investment companies in general unless permitted to exceed these limits by action of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

INVESTING IN MINERALS

The Funds will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except they may purchase the securities of issuers that invest in or sponsor such programs.

ARBITRAGE TRANSACTIONS

The Funds will not enter into transactions for the purpose of engaging in arbitrage.

INVESTING IN PUTS AND CALLS

The Funds will (a) limit the aggregate value of the assets underlying covered call options or put options written by a Fund to not more than 25% of their net assets, (b) limit the premiums paid for options purchased by a Fund to 5% of their net assets, and (c) limit the margin deposits on futures contracts entered into by a Fund to 5% of their net assets.

PURCHASING SECURITIES TO EXERCISE CONTROL

The Funds will not purchase securities of a company for the purpose of exercising control or management.

INVESTING IN WARRANTS

The Funds will not invest more than 5% of their net assets in warrants. For purpose of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Fund in units with or attached to securities may be deemed to be without value.

LEVERAGING

The Funds will not engage in transactions for the purpose of leveraging.

INVESTING IN COMMODITIES

For purposes of the Funds' fundamental investment limitation concerning commodities, investments in transactions involving financial futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

CONCENTRATION OF INVESTMENTS

For the purposes of the Funds' fundamental investment limitation concerning concentration (a) investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investments in an industry, and (b) a Fund will classify companies by industry based on their primary Standard Industrial Classification (SIC Code) as listed by a company in their filings with the SEC.

BORROWING MONEY

The Funds will not borrow money or pledge securities in excess of 5% of the value of their respective net assets.

BUYING SECURITIES ON MARGIN

The Funds will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and provided that a Fund may make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS

The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SELLING SHORT

The Funds will not engage in short sale transactions.


Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Funds have no present intention to borrow money or pledge securities in excess of 5% of the value of their net assets.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

DETERMINING THE MARKET VALUE OF SECURITIES
-------------------------------------------------------------------------------

The Funds' net asset value (NAV) per share fluctuates and is based on the market value of all securities and other assets of the Funds.

Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
o for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and
o for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. When market quotations are not readily available for securities, a pricing committee established by the Board determines the fair value of the securities, pursuant to procedures established by the Board.

The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

HOW THE FUNDS ARE SOLD
-------------------------------------------------------------------------------

Under the Distributor's Contract with the Fund, the Distributor, Edgewood Services, Inc., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, offers shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN

As a compensation type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and share redemptions. Also, the Funds' service providers that receive asset-based fees benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay Federated Shareholder Services, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker-dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services (these fees do not come out of Fund assets). The Distributor and/or Federated Shareholder Services may be reimbursed by the Adviser or its affiliates Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of shares the investment professional sells or may sell; the value of client assets invested; and/or upon the type and nature of sales or marketing support furnished by the investment professional.

REDEMPTION IN KIND
-------------------------------------------------------------------------------

Although the Funds intend to pay redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, they are obligated to pay redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets of a Fund during any 90-day period.

Any redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS LAW
-------------------------------------------------------------------------------

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION
-------------------------------------------------------------------------------
VOTING AND OTHER RIGHTS
A shareholder of the Funds has "dollar-based" voting rights, which means that a shareholder has one vote for each dollar of net asset value of the shares of the Fund he or she owns. A fractional dollar of net asset value will entitle the shareholder to a corresponding fractional vote. The Declaration of Trust provides that it may not be amended without the consent of a majority of the voting securities if such amendment would adversely affect the rights of any shareholder. Each share of a Fund is entitled to participate equally in dividends and distributions declared by the Board of Trustees and, upon liquidation of a Fund, to participate proportionately in the net assets of a Fund remaining after satisfaction of outstanding liabilities of a Fund. Fund shares have no preemptive or conversion rights and have such exchange rights as are set forth in the Funds' prospectus.

As of March 1, 2001, Fiduciary Trust Company International, New York, New York, on behalf of certain underlying accounts, owned of record, beneficially, or both, 5% or more of the following Funds: Municipal Bond
Fund: Ellard & Co., New York, NY, owned approximately 8,023,462 Shares (100%); Bond Fund: Ellard & Co., New York, NY, owned approximately 12,171,942 Shares (91.91%) and Bank of New York, as Custodian for the Josiah Macy Jr. Foundation, New York, NY, owned approximately 1,048,836 Shares (7.92%); Large Capitalization Growth Fund: Ellard & Co., New York, NY, owned approximately 3,427,634 Shares (98.87%); Large Capitalization Growth and Income Fund: Ellard & Co., New York, NY, owned approximately 10,347,887 Shares (94.97%); Small Capitalization Equity Fund: Ellard & Co., New York, NY, owned approximately 3,541,575 Shares (71.88%) and Wolverhampton Borough Council, St. Peters Square Wolverhampton, England, owned approximately 596,184 Shares (12.10%); International Equity Fund: Ellard & Co., owned approximately 4,815,691 Shares (73.80%) and Key Trust Company, Cleveland, OH, owned approximately 670,293 Shares (10.27%); and European Smaller Companies Fund: Wendel & Co., owned approximately 302,724 Shares (17.81%) and Ellard & Co., owned approximately 1,227,560 Shares (72.24%). Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION
-------------------------------------------------------------------------------
FEDERAL INCOME TAX
The Funds expect to pay no federal income tax because they to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies and to receive the special tax treatment afforded such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will not be taken into account by the Funds for federal income tax purposes.

The Municipal Bond Fund, Bond Fund, Small Capitalization Equity Fund and International Equity Fund are entitled to a capital loss carry-forward, which may reduce the taxable income or gain that these Funds would realize, and to which the shareholder would be subject, in the future.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder exercises the exchange privilege within 90 days of acquiring Fund shares, then any loss such shareholder recognizes on the exchange will be reduced (or any gain increased) to the extent the sales charge paid upon the purchase of the Fund shares reduces any charge such shareholder would have owed upon purchase of the shares of the replacement fund in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the shares of the replacement fund. In addition, any loss recognized on a sale or exchange will be disallowed to the extent that disposed Fund shares are replaced with new Fund shares within the 61-day period beginning 30 days before and ending 30 days after the disposition of the original Fund shares. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where Fund shares are automatically replaced under the dividend reinvestment plan.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

In order to qualify for tax treatment as a regulated investment company under the Code, the Funds are required, among other things, to derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"). Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, not be qualifying income for purposes of the Income Requirement.

At the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

FUND DISTRIBUTIONS

Under the Code, the Funds are exempt from U.S. federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and its net exempt-interest income (if any) for the year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

The Funds also intend to distribute to shareholders substantially all of the excess of their net long-term capital gain over net short-term capital loss as a capital gain dividend. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of their ordinary taxable income for the calendar year plus 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, the Funds will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, the Funds are required to exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, to include such gains and losses in determining ordinary taxable income for the succeeding calendar year). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

INTERNATIONAL EQUITY FUND AND EUROPEAN SMALLER COMPANIES FUND ONLY:

FOREIGN INVESTMENTS
The International Equity Fund's and European Smaller Companies Fund's investment income from foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

FOREIGN FINANCIAL INSTRUMENTS
Gains or losses from certain foreign currency forward contracts will generally be treated as ordinary income or loss and will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increase or decrease the amount of a Fund's net capital gains. Additionally, if such foreign currency-related losses exceed other investment company taxable income during a taxable year, a Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares to an investor.

PFIC INVESTMENTS
The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). An "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds have held the PFIC stock. The Funds themselves will be subject to tax on the portion, if any, of the excess distribution that is allocated to a Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Funds distribute the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Funds may elect alternative tax treatment with respect to PFIC stock, in which case the special rules relating to the taxation of excess distributions by the PFIC would not be applicable. Under one such election (the "QEF Election"), the Funds generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. Under another such election (the "Section 1296 Election"), the Funds would be required to recognize ordinary income to the extent that the fair market value of the shares of PFIC stock that they hold at the close of any taxable year exceeds the shares' adjusted basis and would also recognize ordinary income with respect to dispositions of any shares of PFIC stock at a gain during a taxable year. If the Funds make the
Section 1296 Election, the Funds will recognize a deductible ordinary loss to the extent that the adjusted basis of the shares of PFIC stock that the Funds hold at the end of any taxable year exceeds their fair market value and with respect to dispositions of any shares of PFIC stock at a loss during a taxable year. However, the amount of any ordinary loss recognized by the Funds in connection with a Section 1296 Election for any shares of PFIC stock may not exceed the amount of ordinary income previously recognized by the Funds by reason of marking such shares of PFIC stock to market at the end of a taxable year. Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

FOREIGN INCOME TAXES

If (as anticipated) more than 50% of the value of the Funds' total assets at the close of any taxable year consists of the stock or securities of foreign corporations, the Funds intend to elect to "pass through" to the Funds' shareholders the amount of foreign income taxes paid by the Funds (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Funds that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use their pro share of such taxes (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

BACKUP WITHHOLDING
Under certain provisions of the Code, the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

MISCELLANEOUS CONSIDERATIONS; EFFECT OF FUTURE LEGISLATION The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect at the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules affecting an investment in the Fund.

FUND MANAGEMENT AND SERVICE PROVIDERS
-------------------------------------------------------------------------------
BOARD OF TRUSTEES

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member and officer of the Trust is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, and total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is composed of seven funds.

----------------------------------------------------------------------
NAME
BIRTH DATE                                             AGGREGATE
ADDRESS                    PRINCIPAL OCCUPATIONS       COMPENSATION
POSITION WITH TRUST        FOR PAST FIVE YEARS         FROM TRUST**
========================   =========================== ============
PETER A. ARON              Vice President, Lafayette      $15,000
Birth Date: May 26, 1946   (privately owned
Lafayette Enterprises,     Investment Advisory
Inc.                       Company); President, J.
126 East 56th Street  New  Aron  Charitable
York, NY  10022            Foundation, Inc.; Asset
TRUSTEE                    Manager and Trustee of
                           certain private
                           Enterprise, Inc.
                           trusts.

----------------------------------------------------------------------
JOSEPH A. CAJIGAL*         Senior Vice President and         $0
Birth Date: November 15,   Management Committee
1953                       member, Fiduciary Trust
Fiduciary Trust Company    Company, International.
International
Two World Trade
New York, NY  10048
TRUSTEE

----------------------------------------------------------------------
JAMES C. GOODFELLOW*       President, Fiduciary              $0
Birth date:  April 6, 1945 International, Inc., Vice
Fiduciary Trust Company    Chairman, Fiduciary Trust
International              Company International
Two World Trade
New York, NY  10048
TRUSTEE

----------------------------------------------------------------------
BURTON J. GREENWALD        Managing Director, B.J.        $18,000
Birth Date: December 6,    Greenwald Associates,
1929                       Management Consultants to
2009 Spruce Street         the Financial Services
Philadelphia, PA 19103     Industry; Director,
CHAIRMAN AND TRUSTEE       Fiduciary Emerging Markets
                           Bond Fund PLC; Director,
                           Fiduciary International
                           Ireland Limited.

----------------------------------------------------------------------
KEVIN J. O'DONNELL         Director/Shareholder,          $15,000
Birth Date: September 1,   Herold & Haines      PA (a
1948                       law firm) (June 2000 to
25 Independence Boulevard  present); previously,
Warren,  NJ                Partner, Pitney Hardin
07059-6747                 Kipp & Szuch LLP (a law
TRUSTEE                    firm) (prior to June 2000).

----------------------------------------------------------------------
PETER J. GERMAIN           Senior Vice President and         $0
Birth Date: September 3,   Director of Proprietary
1959                       Funds Services, Federated
Federated Investors        Services Company; formerly
Tower  1001 Liberty Avenue , Senior Corporate
Pittsburgh, PA             Counsel, Federated
PRESIDENT AND  TREASURER   Services Company.

----------------------------------------------------------------------
JEFFREY W. STERLING        Vice President and                $0
Birth Date: February 5,    Assistant Treasurer of
1947                       certain funds distributed
Federated Investors Tower  by Edgewood Services, Inc.
1001 Liberty Avenue        or its affiliates.
Pittsburgh, PA
VICE PRESIDENT AND
ASSISTANT TREASURER

----------------------------------------------------------------------
GEORGE M. POLATAS          Vice President and                $0
Birth Date: March 3, 1962  Assistant Treasurer of
Federated Investors Tower  certain funds distributed
1001 Liberty Avenue        by Edgewood Services, Inc.
Pittsburgh, PA             or its affiliates.
VICE PRESIDENT

----------------------------------------------------------------------
GAIL C. JONES              Corporate Counsel and Vice        $0
Birth Date: October 26,    President, Federated
1953                       Services Company.
Federated Investors
Towers
1001 Liberty Avenue
Pittsburgh, PA
SECRETARY

----------------------------------------------------------------------

*AN ASTERISK DENOTES A TRUSTEE WHO IS DEEMED TO BE AN INTERESTED PERSON AS DEFINED IN THE1940 ACT. **THE EUROPEAN SMALLER COMPANIES FUND HAS NOT COMPLETED ITS FIRST FULL FISCAL YEAR. THE AGGREGATE COMPENSATION DISCLOSED IN THIS TABLE IS BASED ON ESTIMATES OF FEES TO BE PAID BY THE TRUST IN THE FISCAL YEAR ENDING NOVEMBER 30, 2001.
===============================================================================

INVESTMENT ADVISER
The Funds' investment adviser is Fiduciary International, Inc. (the "Adviser" or "Fiduciary"). The Adviser conducts investment research and makes investment decisions for the Funds.

Under its contract with the Trust, the Adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of the internal controls maintained by the Adviser's affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge by the Adviser of its affiliates' lending relationships with an issuer.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING
As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer brokerage and research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Funds. The Adviser makes decisions on portfolio transactions and selects brokers and dealers, and its policies and procedures on these matters are subject to review by the Trust's' Board.

RESEARCH SERVICES
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR
Federated Administrative Services, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Administrative Services provides these at the following annual rate of the average aggregate daily net assets as specified below:


MAXIMUM ADMINISTRATIVE    AVERAGE AGGREGATE DAILY NET ASSETS OF
FEE                       THE TRUST
0.150 of 1%               on the first $250 million
0.125 of 1%               on the next $250 million
0.100 of 1%               on the next $250 million
0.075 of 1%               on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $75,000 per Fund. Federated Administrative Services may voluntarily waive a portion of its fee.

CUSTODIAN
Fiduciary Trust Company International, Two World Trade Center, New York, New York 10048-0772, is custodian for the securities and cash of the Funds. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by Chase Manhattan Bank under the supervision of Fiduciary International, Inc.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTANT Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pay the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS
The independent auditor for the Funds, Ernst & Young LLP, plans and performs its audit so that it may provide an opinion as to whether the Funds' financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES
LARGE CAPITALIZATION GROWTH FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $278,533; $195,351
Advisory Fee Reduction $0; $0
Administrative Fee $75,001; $72,123
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Large Capitalization Growth Fund paid $46,973 and $41,290, respectively, in brokerage commissions.

LARGE CAPITALIZATION GROWTH AND INCOME FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $713,281; $710,472
Advisory Fee Reduction $0; $0
Administrative Fee $128,569; $133,503
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Large Capitalization Growth and Income Fund paid $130,299 and $155,149, respectively, in brokerage commissions.

INTERNATIONAL EQUITY FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000, 1999, 1998 Advisory Fee Earned $1,057,302; $761,149; $635,839 Advisory Fee Reduction $0; $0; $0 Administrative Fee $142,727; $107,308; $94,569 12b-1 Fee $0; $0; $0 Shareholder Services Fee $0;
$0; $0 For the fiscal year ended November 30, 1998, 1999 and 2000, International Equity Fund paid $240,556, $306,162 and $461,570, respectively, in brokerage commissions.

SMALL CAPITALIZATION EQUITY FUND FOR THE YEAR ENDED NOVEMBER 30, 2000, 1999, 1998 Advisory Fee Earned $1,134,203; $579,875; $448,146 Advisory Fee Reduction $0; $0; $0 Administrative Fee $152,995; $82,268; $75,000 12b-1 Fee $0; $0; $0
Shareholder Services Fee $0; $0; $0 For the fiscal year ended November 30, 1998, 1999 and 2000, Small Capitalization Equity Fund paid $107,043, $108,844 and $147,282, respectively, in brokerage commissions.

BOND FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $543,064; $363,052
Advisory Fee Reduction $0; $0
Administrative Fee $146,804; $101,621
12b-1 Fee $0; $0
Shareholder Services Fee  $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Bond Fund paid $0 and $0, respectively, in brokerage commissions.

MUNICIPAL BOND FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER, 1999
Advisory Fee Earned $358,797; $305,943
Advisory Fee Reduction $0; $48,858
Administrative Fee  $96,976; $85,862
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Municipal Bond Fund paid $0 and $0, respectively, in brokerage commissions.

HOW THE FUNDS MEASURE PERFORMANCE
-------------------------------------------------------------------------------
The Funds may advertise share performance by using the SEC standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. Performance depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in a Fund's expenses; and various other factors.

Performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year and start of performance periods ended November 30, 2000. Yield is given for the 30-day period ended November 30, 2000.

FUND AVERAGE ANNUAL TOTAL RETURN YIELD
                                    START OF
                           1 YEAR  PERFORMANCE*    30 DAY
                                                   YIELD
                         ------------------------------------
MUNICIPAL BOND FUND        5.21%       2.27%        4.23%

BOND FUND                  7.53%       3.91%        6.81%

LARGE CAPITALIZATION      -9.05%       3.60%         NA
GROWTH FUND

LARGE CAPITALIZATION      -1.98%       5.89%        0.39%
GROWTH AND INCOME FUND

SMALL CAPITALIZATION      10.22%      18.90%         NA
EQUITY FUND

INTERNATIONAL EQUITY       17.03%      8.61%         NA
FUND

*THE START OF PERFORMANCE OF MUNICIPAL BOND FUND, BOND FUND, LARGE CAPITALIZATION GROWTH FUND AND LARGE CAPITALIZATION GROWTH AND INCOME FUND IS DECEMBER 11, 1998. THE START OF PERFORMANCE OF SMALL CAPITALIZATION EQUITY FUND AND INTERNATIONAL EQUITY FUND IS DECEMBER 22, 1995.

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions. When a Fund has been in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
Fund yield is calculated by dividing: (i) the net investment income per share earned by the shares over a 30-day period; by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of the Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares, the share performance is lower for shareholders paying those fees.

TAX-EQUIVALENT YIELD FOR MUNICIPAL BOND FUND
The tax-equivalent yield of the Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 28% tax and assuming that income is 100% tax-exempt. Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

TAX EQUIVALENCY TABLE
TAXABLE YIELD EQUIVALENT FOR 2001 MULTI-STATE MUNICIPAL FUNDS

FEDERAL
INCOME TAX
BRACKET:       15.00%    28.00%      31.00%     36.00%     39.60%
Joint Return $1-45,200  $45,201    $109,251  $166,451     Over 297,300
                        -109,250   -166,450  -297,300
----------------------------------------------------------------------
Single       $1-27,050  $27,051    $65,551   $136,750     Over 297,300
Return        65,550    -65,550    -136,750  -297,300
----------------------------------------------------------------------
TAX EXEMPT YIELD:   TAXABLE YIELD EQUIVALENT:
   0.50%        0.59%      0.69%       0.72%      0.78%      0.83%
----------------------------------------------------------------------
   1.00%        1.18%      1.39%       1.45%      1.56%      1.66%
----------------------------------------------------------------------
   1.50%        1.76%      2.08%       2.17%      2.34%      2.48%
----------------------------------------------------------------------
   2.00%        2.35%      2.78%       2.90%      3.13%      3.31%
----------------------------------------------------------------------
   2.50%        2.94%      3.47%       3.62%      3.91%      4.14%
----------------------------------------------------------------------
   3.00%        3.53%      4.17%       4.35%      4.69%      4.97%
----------------------------------------------------------------------
   3.50%        4.12%      4.86%       5.07%      5.47%      5.79%
----------------------------------------------------------------------
   4.00%        4.71%      5.56%       5.80%      6.25%      6.62%
----------------------------------------------------------------------
   4.50%        5.29%      6.25%       6.52%      7.03%      7.45%
----------------------------------------------------------------------
   5.00%        5.88%      6.94%       7.25%      7.81       8.28%
----------------------------------------------------------------------
   5.50%        6.47%      7.64%       7.97%      8.59%      9.11%
----------------------------------------------------------------------
   6.00%        7.06%      8.33%       8.70%      9.38%      9.93%
----------------------------------------------------------------------
   6.50%        7.65%      9.03%       9.42%     10.16%     10.76%
----------------------------------------------------------------------
   7.00%        8.24%      9.72%      10.14%     10.94%     11.59%
----------------------------------------------------------------------
   7.50%        8.82%     10.42%      10.87%     11.72%     12.42%
----------------------------------------------------------------------
   8.00%        9.41%     11.11%      11.59%     12.50%     13.25%
----------------------------------------------------------------------
   8.50%       10.00%     11.81%      12.32%     13.28%     14.07%
----------------------------------------------------------------------
   9.00        10.59%     12.50%      13.04%     14.06%     14.90%
----------------------------------------------------------------------
   9.50%       11.18%     13.19%      13.77%     14.84%     15.73%
----------------------------------------------------------------------
  10.00%       11.76%     13.89%      14.49%     15.63%     16.56%
----------------------------------------------------------------------
  10.50%       12.35%     14.58%      15.22%     16.41%     17.38%
----------------------------------------------------------------------
  11.00%       12.94%     15.28%      15.94%     17.19%     18.21%
----------------------------------------------------------------------

NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:
o references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;
o charts, graphs and illustrations using the Funds' returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio managers' views on how such developments could impact the Funds; and
o information about the mutual fund industry from sources such as the Investment Company Institute.

The Funds may compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

LARGE CAPITALIZATION GROWTH FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
o RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index.
o RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LARGE CAPITALIZATION GROWTH AND INCOME FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

INTERNATIONAL EQUITY FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund may quote its Lipper rating in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o  MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, AND FAR EAST INDEX
   (EAFE) is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency, and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Morgan Stanley Capital International, S.A., Geneva, Switzerland.
o FT-ACTUARIES EUROPE & PACIFIC INDEX is a subindex based on the FT-Actuaries World Index, excluding Canada, Mexico, South Africa and the United States. The subindex contains approximately 1,600 securities in 20 countries.

SMALL CAPITALIZATION EQUITY FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o RUSSELL 2000 INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization stocks.
o RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
o RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
o STANDARD & POOR'S MIDCAP 400 INDEX is a diversified index consisting of 400 domestic stocks chosen for market size (median market capitalization of about $1.513 billion, as of July 1997), liquidity, and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.
o STANDARD & POOR'S SMALLCAP 600 INDEX is an index consisting of 600 domestic stocks chosen for market size (median market capitalization of $443 million, as of July 1997), liquidity, and industry group representation. It is a market-weighted index, with each stock affecting the index in proportion to its market value.
o STANDARD & PPOOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o RUSSELL MIDCAP(TM) INDEX consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 35% of the Russell 1000 total market capitalization.
o SALOMON SMITH BARNEY EMERGING GROWTH INDEX is composed of companies that have between $100 million and $2 billion in market capitalization and all have earnings per share growth rates exceeding 20%; the Index is rebalanced at least once a year.
EUROPEAN SMALLER COMPANIES FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o HSBC SMALLER EUROPEAN INDEX is composed of about 1,500 companies in Europe which have market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly.

BOND FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Each of these indexes are rebalanced monthly by market capitalization.

MUNICIPAL BOND FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o LEHMAN BROTHERS MUNICIPAL INDEX is a broad market performance benchmark for the tax-exempt bond market. As of December 1995, approximately 29,300 bonds were included in the Municipal Bond Index with a market value of $443 billion. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax.
o LEHMAN MUNICIPAL INDEX/7 YEAR is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, that were issued as part of an issuance of at least $50 million and have a maturity value of at least $3 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

FINANCIAL INFORMATION
-------------------------------------------------------------------------------
The Financial Statements for the Fund for the fiscal year ended November 30, 2000 are incorporated herein by reference to the Annual Report to Shareholders of the Funds dated November 30, 2000.










INVESTMENT RATINGS
-------------------------------------------------------------------------------
STANDARD & POOR'S ("S&P") LONG-TERM DEBT RATING DEFINITIONS AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

STANDARD AND POOR'S MUNICIPAL BOND RATING DEFINITIONS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB "or "BB" rating.

MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities. A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

MOODY'S INVESTORS SERVICE MUNICIPAL BOND RATING DEFINITIONS AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

FITCH IBCA, INC. LONG-TERM DEBT RATINGS DEFINITIONS AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

STANDARD & POOR'S COMMERCIAL PAPER RATING DEFINITIONS A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree or safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATING DEFINITIONS P-1-Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

o     Leading market positions in well-established industries;
o     High rates of  return on funds employed;
o Conservative capitalization structures with moderate reliance on debt and ample asset protection;
o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


                      FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                          FTI INTERNATIONAL EQUITY FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
                                  FTI BOND FUND
                             FTI MUNICIPAL BOND FUND


                                    FTI FUNDS
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7010

ADDRESSES
-------------------------------------------------------------------------------

DISTRIBUTOR
-------------------------------------------------------------------------------
Edgewood Services, Inc.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, Pennsylvania 15222-3779

INVESTMENT ADVISER
Fiduciary International, Inc.
Two World Trade Center
New York, New York 10048-0772

CUSTODIAN
Fiduciary Trust Company International
Two World Trade Center
New York, New York 10048-0772

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

LEGAL COUNSEL
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, Pennsylvania 19103-7599

FTI Large Capitalization Growth Fund FTI Large Capitalization Growth and Income Fund FTI International Equity Fund FTI Small Capitalization Equity Fund FTI European Smaller Companies Fund FTI Bond Fund FTI Municipal Bond Fund







Cusip 302927702 LCGF Cusip 302927801 LCGIF Cusip 302927207 IEF Cusip 302927108
SCEF Cusip 302927884 ESCF Cusip 302927603 BF Cusip 302927504 MBF






SHAREHOLDER LETTER



Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the six months ended October 31, 2001 -- a period of rapid economic deterioration and falling stock markets. Yet, at period-end, there were some preliminary indications that the economy could improve in 2002, while stock markets staged an impressive comeback from the lows reached in mid-September.

A BEAR OF A TIME

The six months under review saw further U.S. economic weakness, as gross domestic product (GDP), the widest gauge of the country's economic health, reported a small, 0.3% annualized increase in the second quarter of 2001. The third quarter of the year actually saw GDP shrink at a 1.1% annualized rate, as the deepening economic problems were exacerbated by the September terrorist attacks. The feeble economy hurt corporate profits and forced many companies to cut expenses, including laying off employees. As a result, unemployment rose to 5.4% by October 31, 2001, a level not seen since December 1996.

Finding it difficult to fight such strong headwinds, the equity markets slid downward for most of the period, before plunging after the September 11 tragedies. However, when things looked the bleakest in late September, the markets found their footing and rebounded strongly through the end of the

CONTENTS

Shareholder Letter ........................................................    1

Special Feature: Staying the Course Can Be Rewarding ......................    5

Fund Reports

  Franklin Aggressive Growth Fund .........................................    9

  Franklin California Growth Fund .........................................   14

  Franklin Large Cap Growth Fund ..........................................   22

  Franklin Small Cap Growth Fund II .......................................   30

  Franklin Small-Mid Cap Growth Fund ......................................   36

  Financial Highlights & Statements of Investments ........................   42


Financial Statements ......................................................   83

Notes to Financial Statements .............................................   92



FUND CATEGORY
[PYRAMID GRAPHIC]

"Despite the gloomy picture during the period, the coming months could offer better news for the economy."



period. From their nadir, the Standard & Poor's 500 Composite Index (S&P 500(R)) and Nasdaq Composite Index rallied 9.88% and 18.80%.(1) Nevertheless, for the six-month period both indexes fell, posting returns of -14.60% and -19.43%.

WHAT LIES AHEAD?

Despite the gloomy picture during the period, the coming months could offer better news for the economy. Both the Federal Reserve Board (the Fed) and the federal government are supplying substantial amounts of liquidity, the fuel that powers the economy and stock markets. The Fed began an unprecedented series of interest rate cuts in 2001, slashing the federal funds target rate to 2.5% by period-end, a 39-year low, with strong expectations for further easings. The Fed complemented this with considerable increases in the money supply, meant to encourage bank lending. On top of this, the federal government is developing its own stimulus package aimed at spurring business investment and bolstering consumer confidence.

Already, there is evidence that lower rates have had a positive effect on the economy. Interest-sensitive sectors, such as autos and housing, fared well. Housing starts in September rose 4% over September 2000 levels. The low rates have also enticed many homeowners to refinance their mortgages. The money saved on mortgages can potentially be used for other consumption and investment. Auto sales likewise reached record highs in October, buoyed by low-to-zero interest loans on new vehicles.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

Corporate earnings were poor during the six months under review; thus, second quarter 2001 profits fell 17% and third quarter's profits are expected to plummet more than 21%. However, most stock prices fell only slightly or even rose on this news in October, signaling that the substantial corrections the majority of stocks underwent brought prices to a level where investors were more comfortable buying. Notably, a number of technology companies began to meet or slightly beat earnings estimates in the third quarter of 2001, indicating that expectations have come down far enough for companies to at least match them. Additionally, bond and money market yields were so low at period-end that stocks, with their potential upside, looked more appealing.

While fluctuations such as these can be unsettling, it is important to remember that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform. However, over the long term, stocks and bonds have provided impressive results. For that reason, we urge you to exercise patience, consult with your investment professional, and focus on your long-term objectives rather than on short-term market cycles.

One way to help minimize the impact of market volatility on your portfolio is to diversify your investments. Each of the Funds included in this report offers individual investors a level of diversification that would be almost impossible to achieve on their own. Although each Fund has a distinct investment goal, all of

Franklin Templeton's management teams are dedicated to providing shareholders with a careful selection of securities, diversification and constant professional supervision. For specific information about each Fund, please refer to the Fund reports following this letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series

SPECIAL FEATURE:
STAYING THE COURSE CAN BE REWARDING

                                                          [Special FEATURE LOGO]


4th Quarter 2001

The events of the past year, culminating in the terrorist attacks on our nation, have further weakened an already slowing economy. The continued volatility in the financial markets makes this a challenging time for all investors.

Many shareholders have questions about the economy and their investments, and we'd like to take a moment to offer our perspective.


THE CURRENT ECONOMIC CLIMATE.
Here's where things stand: A slowing U.S. economy has combined with declining corporate earnings to drive down stock prices--particularly in the technology sector. Since the terrorist attacks on September 11, a lack of consumer confidence has had a negative effect on many industries, which has also contributed to the economic slowdown. Despite the Federal Reserve's 11 interest rate cuts this year, major stock indexes have continued to be weak.

At this time, speculation about whether the market will drop further or when it might begin to recover is just that: pure speculation.




              -----------------------------------------------------
              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
              -----------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

THE MARKET WILL RECOVER. IT ALWAYS HAS.
Market volatility is not unusual. It is the nature of financial markets to move up and down over the short term. Market indexes and stock prices fluctuate constantly, year after year, all around the world. That's why it's important to maintain a regular investment plan. Investors can take advantage of market downturns when prices are low and can benefit when the market rallies as prices go up.

Historically, the U.S. stock markets have offered investors strong returns over the long term. That's not to say that there haven't been some dramatic downturns. But the good news is that they have always proved to be temporary. Now may be a good time to review your portfolio and investment objectives with a financial professional.


DOW JONES INDUSTRIAL AVERAGE(TM)
PRICE RETURN FOR A $10,000 INVESTMENT(1)
(11/1/39-10/31/01)

FRANKLIN STRATEGIC SERIES
     Franklin California Growth Fund
     Franklin Small-Mid Cap Growth (Formerly Franklin Small Cap Growth Fund I) Franklin Small Cap II
     Franklin Large Cap Growth
     Franklin Aggressive Growth
Semiannual Report
October 31, 2001

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This line chart illustrates the price return of the Dow Jones Industrial Average based on a $10,000 investment from 11/1/39 - 10/31/01, in relation to major U.S. events; Pearl Harbor 12/41; Korean War 6/50; Cuban Missile Crisis 10/62; Kennedy Assassination 11/63; OPEC Oil Embargo 10/73; Iran Hostage Crisis 11/79; Black Monday 10/87; gulf War 1/91; Tech Market Crash 4/00; and World Trade Center Attack 9/01.


                     DOW JONES
                    INDUSTRIAL
                       AVERAGE
     11/01/1939      $ 10,000
     11/30/1939      $  9,592
     12/29/1939      $  9,892
     01/31/1940      $  9,569
     02/29/1940      $  9,648
     03/29/1940      $  9,741
     04/30/1940      $  9,773
     05/31/1940      $  7,652
     06/28/1940      $  8,024
     07/31/1940      $  8,305
     08/30/1940      $  8,521
     09/30/1940      $  8,733
     10/31/1940      $  8,863
     11/29/1940      $  8,625
     12/31/1940      $  8,634
     01/31/1941      $  8,173
     02/28/1941      $  8,031
     03/31/1941      $  8,080
     04/30/1941      $  7,607
     05/30/1941      $  7,622
     06/30/1941      $  8,108
     07/31/1941      $  8,480
     08/29/1941      $  8,408
     09/30/1941      $  8,350
     10/31/1941      $  7,757
     11/28/1941      $  7,521
     12/31/1941      $  7,306
     01/30/1942      $  7,184
     02/27/1942      $  7,031
     03/31/1942      $  6,553
     04/30/1942      $  6,278
     05/29/1942      $  6,642
     06/30/1942      $  6,804
     07/31/1942      $  6,961
     08/31/1942      $  7,001
     09/30/1942      $  7,184
     10/30/1942      $  7,511
     11/30/1942      $  7,539
     12/31/1942      $  7,861
     01/29/1943      $  8,268
     02/26/1943      $  8,567
     03/31/1943      $  8,992
     04/30/1943      $  8,968
     05/31/1943      $  9,353
     06/30/1943      $  9,440
     07/30/1943      $  8,951
     08/31/1943      $  8,937
     09/30/1943      $  9,226
     10/29/1943      $  9,104
     11/30/1943      $  8,557
     12/31/1943      $  8,968
     01/31/1944      $  9,047
     02/29/1944      $  8,974
     03/31/1944      $  9,141
     04/28/1944      $  8,970
     05/31/1944      $  9,365
     06/30/1944      $  9,770
     07/31/1944      $  9,620
     08/31/1944      $  9,678
     09/29/1944      $  9,661
     10/31/1944      $  9,648
     11/30/1944      $  9,700
     12/29/1944      $ 10,029
     01/31/1945      $ 10,118
     02/28/1945      $ 10,561
     03/30/1945      $ 10,167
     04/30/1945      $ 10,893
     05/31/1945      $ 11,081
     06/29/1945      $ 10,883
     07/31/1945      $ 10,724
     08/31/1945      $ 11,476
     09/28/1945      $ 11,964
     10/31/1945      $ 12,286
     11/30/1945      $ 12,606
     12/31/1945      $ 12,701
     01/31/1946      $ 13,476
     02/28/1946      $ 12,516
     03/29/1946      $ 13,152
     04/30/1946      $ 13,614
     05/31/1946      $ 13,977
     06/28/1946      $ 13,538
     07/31/1946      $ 13,271
     08/30/1946      $ 12,457
     09/30/1946      $ 11,352
     10/31/1946      $ 11,137
     11/29/1946      $ 11,180
     12/31/1946      $ 11,667
     01/31/1947      $ 11,880
     02/28/1947      $ 11,779
     03/31/1947      $ 11,667
     04/30/1947      $ 11,235
     05/30/1947      $ 11,144
     06/30/1947      $ 11,674
     07/31/1947      $ 12,061
     08/29/1947      $ 11,776
     09/30/1947      $ 11,686
     10/31/1947      $ 11,971
     11/28/1947      $ 11,812
     12/31/1947      $ 11,928
     01/30/1948      $ 11,526
     02/27/1948      $ 11,015
     03/31/1948      $ 11,667
     04/30/1948      $ 11,885
     05/31/1948      $ 12,559
     06/30/1948      $ 12,474
     07/30/1948      $ 11,939
     08/31/1948      $ 11,964
     09/30/1948      $ 11,740
     10/29/1948      $ 12,397
     11/30/1948      $ 11,272
     12/31/1948      $ 11,674
     01/31/1949      $ 11,792
     02/28/1949      $ 11,397
     03/31/1949      $ 11,661
     04/29/1949      $ 11,470
     05/31/1949      $ 11,088
     06/30/1949      $ 11,022
     07/29/1949      $ 11,582
     08/31/1949      $ 11,759
     09/30/1949      $ 12,016
     10/31/1949      $ 12,477
     11/30/1949      $ 12,609
     12/30/1949      $ 13,175
     01/31/1950      $ 13,280
     02/28/1950      $ 13,392
     03/31/1950      $ 13,563
     04/28/1950      $ 14,110
     05/31/1950      $ 14,709
     06/30/1950      $ 13,767
     07/31/1950      $ 13,781
     08/31/1950      $ 14,274
     09/29/1950      $ 14,900
     10/31/1950      $ 14,814
     11/30/1950      $ 14,979
     12/29/1950      $ 15,499
     01/31/1951      $ 16,383
     02/28/1951      $ 16,595
     03/30/1951      $ 16,324
     04/30/1951      $ 17,061
     05/31/1951      $ 16,437
     06/29/1951      $ 15,975
     07/31/1951      $ 16,977
     08/31/1951      $ 17,794
     09/28/1951      $ 17,853
     10/31/1951      $ 17,273
     11/30/1951      $ 17,202
     12/31/1951      $ 17,726
     01/31/1952      $ 17,822
     02/29/1952      $ 17,123
     03/31/1952      $ 17,741
     04/30/1952      $ 16,962
     05/30/1952      $ 17,312
     06/30/1952      $ 18,057
     07/31/1952      $ 18,406
     08/29/1952      $ 18,108
     09/30/1952      $ 17,817
     10/31/1952      $ 17,726
     11/28/1952      $ 18,676
     12/31/1952      $ 19,218
     01/30/1953      $ 19,078
     02/27/1953      $ 18,716
     03/31/1953      $ 18,426
     04/30/1953      $ 18,090
     05/29/1953      $ 17,927
     06/30/1953      $ 17,662
     07/31/1953      $ 18,131
     08/31/1953      $ 17,198
     09/30/1953      $ 17,384
     10/30/1953      $ 18,159
     11/30/1953      $ 18,525
     12/31/1953      $ 18,494
     01/29/1954      $ 19,193
     02/26/1954      $ 19,186
     03/31/1954      $ 19,810
     04/30/1954      $ 20,951
     05/31/1954      $ 21,488
     06/30/1954      $ 22,181
     07/30/1954      $ 22,790
     08/31/1954      $ 22,468
     09/30/1954      $ 23,816
     10/29/1954      $ 23,185
     11/30/1954      $ 25,465
     12/31/1954      $ 26,625
     01/31/1955      $ 26,917
     02/28/1955      $ 27,117
     03/31/1955      $ 26,975
     04/29/1955      $ 28,025
     05/31/1955      $ 27,973
     06/30/1955      $ 29,719
     07/29/1955      $ 30,672
     08/31/1955      $ 30,825
     09/30/1955      $ 30,722
     10/31/1955      $ 29,949
     11/30/1955      $ 31,818
     12/30/1955      $ 32,156
     01/31/1956      $ 30,994
     02/29/1956      $ 31,844
     03/30/1956      $ 33,696
     04/30/1956      $ 33,981
     05/31/1956      $ 31,475
     06/29/1956      $ 32,445
     07/31/1956      $ 34,093
     08/31/1956      $ 33,054
     09/28/1956      $ 31,291
     10/31/1956      $ 31,593
     11/30/1956      $ 31,128
     12/31/1956      $ 32,885
     01/31/1957      $ 31,548
     02/28/1957      $ 30,591
     03/29/1957      $ 31,262
     04/30/1957      $ 32,549
     05/31/1957      $ 33,245
     06/28/1957      $ 33,137
     07/31/1957      $ 33,481
     08/30/1957      $ 31,890
     09/30/1957      $ 30,043
     10/31/1957      $ 29,038
     11/29/1957      $ 29,619
     12/31/1957      $ 28,686
     01/31/1958      $ 29,629
     02/28/1958      $ 28,964
     03/31/1958      $ 29,415
     04/30/1958      $ 30,014
     05/30/1958      $ 30,464
     06/30/1958      $ 31,483
     07/31/1958      $ 33,117
     08/29/1958      $ 33,488
     09/30/1958      $ 35,033
     10/31/1958      $ 35,766
     11/28/1958      $ 36,703
     12/31/1958      $ 38,428
     01/30/1959      $ 39,107
     02/27/1959      $ 39,735
     03/31/1959      $ 39,617
     04/30/1959      $ 41,069
     05/29/1959      $ 42,387
     06/30/1959      $ 42,375
     07/31/1959      $ 44,434
     08/31/1959      $ 43,745
     09/30/1959      $ 41,590
     10/30/1959      $ 42,572
     11/30/1959      $ 43,401
     12/31/1959      $ 44,729
     01/29/1960      $ 40,994
     02/29/1960      $ 41,487
     03/31/1960      $ 40,597
     04/29/1960      $ 39,616
     05/31/1960      $ 41,184
     06/30/1960      $ 42,179
     07/29/1960      $ 40,606
     08/31/1960      $ 41,215
     09/30/1960      $ 38,197
     10/31/1960      $ 38,211
     11/30/1960      $ 39,321
     12/30/1960      $ 40,550
     01/31/1961      $ 42,678
     02/28/1961      $ 43,592
     03/31/1961      $ 44,550
     04/28/1961      $ 44,687
     05/31/1961      $ 45,872
     06/30/1961      $ 45,032
     07/31/1961      $ 46,442
     08/31/1961      $ 47,401
     09/29/1961      $ 46,168
     10/31/1961      $ 46,346
     11/30/1961      $ 47,511
     12/29/1961      $ 48,139
     01/31/1962      $ 46,089
     02/28/1962      $ 46,619
     03/30/1962      $ 46,547
     04/30/1962      $ 43,806
     05/31/1962      $ 40,385
     06/29/1962      $ 36,955
     07/31/1962      $ 39,369
     08/31/1962      $ 40,109
     09/28/1962      $ 38,121
     10/31/1962      $ 38,831
     11/30/1962      $ 42,751
     12/31/1962      $ 42,935
     01/31/1963      $ 44,959
     02/28/1963      $ 43,648
     03/29/1963      $ 44,937
     04/30/1963      $ 47,254
     05/31/1963      $ 47,863
     06/28/1963      $ 46,541
     07/31/1963      $ 45,787
     08/30/1963      $ 48,019
     09/30/1963      $ 48,247
     10/31/1963      $ 49,725
     11/29/1963      $ 49,415
     12/31/1963      $ 50,233
     01/31/1964      $ 51,707
     02/28/1964      $ 52,682
     03/31/1964      $ 53,548
     04/30/1964      $ 53,382
     05/29/1964      $ 54,026
     06/30/1964      $ 54,747
     07/31/1964      $ 55,379
     08/31/1964      $ 55,206
     09/30/1964      $ 57,635
     10/30/1964      $ 57,484
     11/30/1964      $ 57,639
     12/31/1964      $ 57,553
     01/29/1965      $ 59,445
     02/26/1965      $ 59,486
     03/31/1965      $ 58,536
     04/30/1965      $ 60,726
     05/31/1965      $ 60,444
     06/30/1965      $ 57,152
     07/30/1965      $ 58,054
     08/31/1965      $ 58,802
     09/30/1965      $ 61,270
     10/29/1965      $ 63,261
     11/30/1965      $ 62,332
     12/31/1965      $ 63,817
     01/31/1966      $ 64,755
     02/28/1966      $ 62,673
     03/31/1966      $ 60,888
     04/29/1966      $ 61,474
     05/31/1966      $ 58,208
     06/30/1966      $ 57,288
     07/29/1966      $ 55,792
     08/31/1966      $ 51,909
     09/30/1966      $ 50,975
     10/31/1966      $ 53,138
     11/30/1966      $ 52,119
     12/30/1966      $ 51,730
     01/31/1967      $ 55,957
     02/28/1967      $ 55,265
     03/31/1967      $ 57,017
     04/28/1967      $ 59,062
     05/31/1967      $ 56,133
     06/30/1967      $ 56,640
     07/31/1967      $ 59,536
     08/31/1967      $ 59,342
     09/29/1967      $ 61,012
     10/31/1967      $ 57,923
     11/30/1967      $ 58,147
     12/29/1967      $ 59,593
     01/31/1968      $ 56,325
     02/29/1968      $ 55,340
     03/29/1968      $ 55,351
     04/30/1968      $ 60,062
     05/31/1968      $ 59,191
     06/28/1968      $ 59,112
     07/31/1968      $ 58,138
     08/30/1968      $ 58,995
     09/30/1968      $ 61,614
     10/31/1968      $ 62,707
     11/29/1968      $ 64,859
     12/31/1968      $ 62,138
     01/31/1969      $ 62,289
     02/28/1969      $ 59,600
     03/31/1969      $ 61,593
     04/30/1969      $ 62,561
     05/30/1969      $ 61,730
     06/30/1969      $ 57,491
     07/31/1969      $ 53,691
     08/29/1969      $ 55,090
     09/30/1969      $ 53,534
     10/31/1969      $ 56,359
     11/28/1969      $ 53,482
     12/31/1969      $ 52,696
     01/30/1970      $ 48,989
     02/27/1970      $ 51,197
     03/31/1970      $ 51,722
     04/30/1970      $ 48,463
     05/29/1970      $ 46,117
     06/30/1970      $ 45,004
     07/31/1970      $ 48,335
     08/31/1970      $ 50,340
     09/30/1970      $ 50,084
     10/30/1970      $ 49,750
     11/30/1970      $ 52,283
     12/31/1970      $ 55,235
     01/29/1971      $ 57,183
     02/26/1971      $ 57,863
     03/31/1971      $ 59,544
     04/30/1971      $ 62,006
     05/31/1971      $ 59,771
     06/30/1971      $ 58,673
     07/30/1971      $ 56,520
     08/31/1971      $ 59,130
     09/30/1971      $ 58,413
     10/29/1971      $ 55,241
     11/30/1971      $ 54,736
     12/31/1971      $ 58,611
     01/31/1972      $ 59,400
     02/29/1972      $ 61,109
     03/31/1972      $ 61,936
     04/28/1972      $ 62,823
     05/31/1972      $ 63,255
     06/30/1972      $ 61,168
     07/31/1972      $ 60,886
     08/31/1972      $ 63,453
     09/29/1972      $ 62,764
     10/31/1972      $ 62,912
     11/30/1972      $ 67,040
     12/29/1972      $ 67,159
     01/31/1973      $ 65,776
     02/28/1973      $ 62,883
     03/30/1973      $ 62,615
     04/30/1973      $ 60,668
     05/31/1973      $ 59,349
     06/29/1973      $ 58,711
     07/31/1973      $ 60,995
     08/31/1973      $ 58,438
     09/28/1973      $ 62,358
     10/31/1973      $ 62,982
     11/30/1973      $ 54,138
     12/31/1973      $ 56,021
     01/31/1974      $ 56,331
     02/28/1974      $ 56,659
     03/29/1974      $ 55,747
     04/30/1974      $ 55,093
     05/31/1974      $ 52,816
     06/28/1974      $ 52,832
     07/31/1974      $ 49,870
     08/30/1974      $ 44,679
     09/30/1974      $ 40,023
     10/31/1974      $ 43,819
     11/29/1974      $ 40,733
     12/31/1974      $ 40,574
     01/31/1975      $ 46,332
     02/28/1975      $ 48,660
     03/31/1975      $ 50,576
     04/30/1975      $ 54,078
     05/30/1975      $ 54,799
     06/30/1975      $ 57,874
     07/31/1975      $ 54,748
     08/29/1975      $ 55,000
     09/30/1975      $ 52,270
     10/31/1975      $ 55,046
     11/28/1975      $ 56,668
     12/31/1975      $ 56,539
     01/30/1976      $ 64,214
     02/27/1976      $ 64,038
     03/31/1976      $ 65,805
     04/30/1976      $ 65,634
     05/31/1976      $ 64,211
     06/30/1976      $ 66,024
     07/30/1976      $ 64,830
     08/31/1976      $ 64,112
     09/30/1976      $ 65,196
     10/29/1976      $ 63,532
     11/30/1976      $ 62,366
     12/31/1976      $ 66,148
     01/31/1977      $ 62,837
     02/28/1977      $ 61,655
     03/31/1977      $ 60,517
     04/29/1977      $ 61,028
     05/31/1977      $ 59,169
     06/30/1977      $ 60,331
     07/29/1977      $ 58,604
     08/31/1977      $ 56,722
     09/30/1977      $ 55,775
     10/31/1977      $ 53,881
     11/30/1977      $ 54,629
     12/30/1977      $ 54,725
     01/31/1978      $ 50,693
     02/28/1978      $ 48,862
     03/31/1978      $ 49,866
     04/28/1978      $ 55,130
     05/31/1978      $ 55,347
     06/30/1978      $ 53,921
     07/31/1978      $ 56,773
     08/31/1978      $ 57,731
     09/29/1978      $ 57,007
     10/31/1978      $ 52,176
     11/30/1978      $ 52,609
     12/29/1978      $ 53,003
     01/31/1979      $ 55,255
     02/28/1979      $ 53,254
     03/30/1979      $ 56,767
     04/30/1979      $ 56,288
     05/31/1979      $ 54,143
     06/29/1979      $ 55,437
     07/31/1979      $ 55,730
     08/31/1979      $ 58,443
     09/28/1979      $ 57,847
     10/31/1979      $ 53,707
     11/30/1979      $ 54,145
     12/31/1979      $ 55,224
     01/31/1980      $ 57,667
     02/29/1980      $ 56,258
     03/31/1980      $ 51,735
     04/30/1980      $ 53,796
     05/30/1980      $ 56,021
     06/30/1980      $ 57,145
     07/31/1980      $ 61,583
     08/29/1980      $ 61,403
     09/30/1980      $ 61,392
     10/31/1980      $ 60,870
     11/28/1980      $ 65,403
     12/31/1980      $ 63,470
     01/30/1981      $ 62,370
     02/27/1981      $ 64,168
     03/31/1981      $ 66,096
     04/30/1981      $ 65,693
     05/29/1981      $ 65,298
     06/30/1981      $ 64,319
     07/31/1981      $ 62,703
     08/31/1981      $ 58,037
     09/30/1981      $ 55,964
     10/30/1981      $ 56,133
     11/30/1981      $ 58,532
     12/31/1981      $ 57,611
     01/29/1982      $ 57,354
     02/26/1982      $ 54,279
     03/31/1982      $ 54,172
     04/30/1982      $ 55,857
     05/31/1982      $ 53,960
     06/30/1982      $ 53,459
     07/30/1982      $ 53,239
     08/31/1982      $ 59,344
     09/30/1982      $ 59,010
     10/29/1982      $ 65,296
     11/30/1982      $ 68,428
     12/31/1982      $ 68,906
     01/31/1983      $ 70,826
     02/28/1983      $ 73,257
     03/31/1983      $ 74,403
     04/29/1983      $ 80,735
     05/31/1983      $ 79,008
     06/30/1983      $ 80,455
     07/29/1983      $ 78,958
     08/31/1983      $ 80,074
     09/30/1983      $ 81,190
     10/31/1983      $ 80,669
     11/30/1983      $ 84,015
     12/30/1983      $ 82,871
     01/31/1984      $ 80,359
     02/29/1984      $ 76,022
     03/30/1984      $ 76,698
     04/30/1984      $ 77,084
     05/31/1984      $ 72,744
     06/29/1984      $ 74,560
     07/31/1984      $ 73,432
     08/31/1984      $ 80,614
     09/28/1984      $ 79,451
     10/31/1984      $ 79,495
     11/30/1984      $ 78,282
     12/31/1984      $ 79,771
     01/31/1985      $ 84,723
     02/28/1985      $ 84,541
     03/29/1985      $ 83,407
     04/30/1985      $ 82,832
     05/31/1985      $ 86,609
     06/28/1985      $ 87,929
     07/31/1985      $ 88,718
     08/30/1985      $ 87,833
     09/30/1985      $ 87,479
     10/31/1985      $ 90,487
     11/29/1985      $ 96,927
     12/31/1985      $101,835
     01/31/1986      $103,436
     02/28/1986      $112,527
     03/31/1986      $119,740
     04/30/1986      $117,460
     05/30/1986      $123,565
     06/30/1986      $124,619
     07/31/1986      $116,889
     08/29/1986      $124,989
     09/30/1986      $116,380
     10/31/1986      $123,638
     11/28/1986      $126,036
     12/31/1986      $124,832
     01/30/1987      $142,086
     02/27/1987      $146,431
     03/31/1987      $151,745
     04/30/1987      $150,540
     05/29/1987      $150,882
     06/30/1987      $159,238
     07/31/1987      $169,351
     08/31/1987      $175,336
     09/30/1987      $170,944
     10/30/1987      $131,255
     11/30/1987      $120,727
     12/31/1987      $127,653
     01/29/1988      $128,932
     02/29/1988      $136,398
     03/31/1988      $130,897
     04/29/1988      $133,812
     05/31/1988      $133,732
     06/30/1988      $141,013
     07/29/1988      $140,159
     08/31/1988      $133,767
     09/30/1988      $139,103
     10/31/1988      $141,470
     11/30/1988      $139,222
     12/30/1988      $142,784
     01/31/1989      $154,222
     02/28/1989      $148,696
     03/31/1989      $151,015
     04/28/1989      $159,257
     05/31/1989      $163,297
     06/30/1989      $160,657
     07/31/1989      $175,182
     08/31/1989      $180,226
     09/29/1989      $177,299
     10/31/1989      $174,156
     11/30/1989      $178,185
     12/29/1989      $181,275
     01/31/1990      $170,565
     02/28/1990      $172,982
     03/30/1990      $178,247
     04/30/1990      $174,925
     05/31/1990      $189,403
     06/29/1990      $189,669
     07/31/1990      $191,283
     08/31/1990      $172,133
     09/28/1990      $161,475
     10/31/1990      $160,807
     11/30/1990      $168,531
     12/31/1990      $173,404
     01/31/1991      $180,168
     02/28/1991      $189,767
     03/29/1991      $191,853
     04/30/1991      $190,142
     05/31/1991      $199,335
     06/28/1991      $191,385
     07/31/1991      $199,159
     08/30/1991      $200,395
     09/30/1991      $198,629
     10/31/1991      $202,074
     11/29/1991      $190,590
     12/31/1991      $208,640
     01/31/1992      $212,233
     02/28/1992      $215,148
     03/31/1992      $213,028
     04/30/1992      $221,169
     05/29/1992      $223,656
     06/30/1992      $218,496
     07/31/1992      $223,451
     08/31/1992      $214,469
     09/30/1992      $215,411
     10/30/1992      $212,423
     11/30/1992      $217,617
     12/31/1992      $217,350
     01/29/1993      $217,937
     02/26/1993      $221,939
     03/31/1993      $226,173
     04/30/1993      $225,675
     05/31/1993      $232,251
     06/30/1993      $231,504
     07/30/1993      $233,044
     08/31/1993      $240,404
     09/30/1993      $234,074
     10/29/1993      $242,335
     11/30/1993      $242,557
     12/31/1993      $247,175
     01/31/1994      $261,941
     02/28/1994      $252,306
     03/31/1994      $239,397
     04/29/1994      $242,408
     05/31/1994      $247,457
     06/30/1994      $238,673
     07/29/1994      $247,860
     08/31/1994      $257,665
     09/30/1994      $253,041
     10/31/1994      $257,316
     11/30/1994      $246,196
     12/30/1994      $252,465
     01/31/1995      $253,085
     02/28/1995      $264,093
     03/31/1995      $273,748
     04/28/1995      $284,519
     05/31/1995      $293,991
     06/30/1995      $299,980
     07/31/1995      $310,013
     08/31/1995      $303,566
     09/29/1995      $315,320
     10/31/1995      $313,108
     11/30/1995      $334,112
     12/29/1995      $336,919
     01/31/1996      $355,234
     02/29/1996      $361,181
     03/29/1996      $367,865
     04/30/1996      $366,676
     05/31/1996      $371,555
     06/28/1996      $372,309
     07/31/1996      $364,031
     08/30/1996      $369,779
     09/30/1996      $387,291
     10/31/1996      $396,983
     11/29/1996      $429,398
     12/31/1996      $424,563
     01/31/1997      $448,584
     02/28/1997      $452,840
     03/31/1997      $433,466
     04/30/1997      $461,482
     05/30/1997      $482,686
     06/30/1997      $505,188
     07/31/1997      $541,389
     08/29/1997      $501,871
     09/30/1997      $523,127
     10/31/1997      $489,997
     11/28/1997      $515,086
     12/31/1997      $520,691
     01/30/1998      $520,575
     02/27/1998      $562,663
     03/31/1998      $579,392
     04/30/1998      $596,745
     05/29/1998      $585,986
     06/30/1998      $589,414
     07/31/1998      $584,889
     08/31/1998      $496,383
     09/30/1998      $516,370
     10/30/1998      $565,716
     11/30/1998      $600,247
     12/31/1998      $604,519
     01/29/1999      $616,199
     02/26/1999      $612,759
     03/31/1999      $644,335
     04/30/1999      $710,366
     05/31/1999      $695,269
     06/30/1999      $722,333
     07/30/1999      $701,551
     08/31/1999      $713,016
     09/30/1999      $680,600
     10/29/1999      $706,470
     11/30/1999      $716,211
     12/31/1999      $756,987
     01/31/2000      $720,340
     02/29/2000      $666,863
     03/31/2000      $719,115
     04/28/2000      $706,736
     05/31/2000      $692,806
     06/30/2000      $687,904
     07/31/2000      $692,782
     08/31/2000      $738,418
     09/29/2000      $701,272
     10/31/2000      $722,356
     11/30/2000      $685,705
     12/29/2000      $710,222
     01/31/2001      $716,840
     02/28/2001      $691,024
     03/30/2001      $650,433
     04/30/2001      $706,806
     05/31/2001      $718,458
     06/29/2001      $691,493
     07/31/2001      $692,837
     08/31/2001      $655,106
     09/28/2001      $582,536
     10/31/2001      $597,520

[LINE GRAPH OF DOW JONES INDUSTRIAL AVERAGE WITH HISTORICAL REFERENCES]


1. Stock market returns as measured by Dow Jones Industrial Average. Based on price returns only, excluding reinvestment of dividends. One cannot invest directly in an unmanaged index.

                       NOT PART OF THE SHAREHOLDER REPORT

"TIMING THE MARKET" ALMOST NEVER WORKS.
Trying to buy and sell at the precise moment when a stock is at its highest or lowest price is all but impossible, even for the most experienced professionals.

No one ever knows for certain that the market-or an individual stock-has hit its low until after its price has started to rise again. Of course, by that time, part of the profit you might have realized has slipped through your hands.

The chart below compares the returns of investors who remained invested throughout the last ten years with investors who were not invested during the days when the market saw its largest gains during this period.

STAYING INVESTED VS. MARKET TIMING(2)
Ten-Year Period Ended 10/31/01


                                                            S&P 500(R)
PERIOD OF INVESTMENT                                 AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
STAYED FULLY INVESTED                                         12.76%
Missed the best 10 days                                        8.00%
Missed the best 20 days                                        4.57%
Missed the best 30 days                                        1.80%
Missed the best 40 days                                       -0.66%


STAYING THE COURSE IS THE KEY.
For over half a century, Franklin Templeton Investments has strived to meet the needs of our shareholders. We continue to apply the same disciplined investment approach and maintain sound, long-term investment strategies for each of our funds--no matter what the markets are doing. Despite the current volatility in the financial markets, we strongly encourage you to do the same.

2. Source: Standard & Poor's Micropal, 10/31/01. The S&P 500 is an unmanaged index that includes reinvested dividends. One cannot invest directly in an unmanaged index.


                       NOT PART OF THE SHAREHOLDER REPORT

Our fund portfolio managers subscribe to a philosophy of investing for the long term. Whether the market is up or down, fund managers continue to invest according to the consistent, disciplined management style that has been developed for each fund.

Time and again, staying focused on long-term goals has proven to be the best way to weather economic storms and come out on top.

CONSULT WITH YOUR FINANCIAL PROFESSIONAL.
In a market downturn, your own investment advisor is your first- and best-line of defense.

If you have questions about the investments you currently own, call your investment advisor. He or she can review your personal investment objectives and strategy and make any changes necessary to reduce potential risk. Most importantly, consulting your advisor could prevent you from making emotional decisions you may regret later.






                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN AGGRESSIVE GROWTH FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in the equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared to the overall economy.
--------------------------------------------------------------------------------


This semiannual report of Franklin Aggressive Growth Fund covers the period ended October 31, 2001. The six months under review proved to be a difficult and volatile time for the domestic stock market, and in particular for growth stocks, where most major market indexes declined dramatically throughout the period, in the face of economic uncertainty and increased recessionary fears. Corporate purchasing remained weak, as companies delayed new investment. The terrorist attacks on September 11 only increased the uncertainty surrounding the economy and likely delayed a corporate spending rebound. Consumer consumption, which had proven resilient in recent months, finally began to falter as confidence eroded during the period. The economic weakness occurred despite aggressive action by the Federal Reserve Board (the Fed), who continued to lower interest rates in an attempt to stimulate the economy.

For the six months ended October 31, 2001, Franklin Aggressive Growth Fund -- Class A delivered a -23.79% cumulative total return as shown in the Performance Summary beginning on page 12, compared with the -18.21% total return for the Russell



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 46.


PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets
10/31/01

[BAR CHART]

Electronic Technology*                           27.2%

Technology Services*                             17.9%

Health Technology*                               11.2%

Consumer Services                                 9.3%

Retail Trade                                      5.4%

Transportation                                    4.9%

Finance                                           2.7%

Health Services                                   2.4%

Commercial Services                               2.1%

Distribution Services                             1.6%

Communications                                    1.1%

Short-Term Investments & Other Net Assets        14.2%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
10/31/01

COMPANY                                        % OF TOTAL
INDUSTRY                                       NET ASSETS
---------------------------------------------------------
Concord EFS Inc.                                     3.1%
Technology Services

Expeditors International of Washington Inc.          2.9%
Transportation

Affiliated Computer Services Inc.                    2.8%
Technology Services

Investment Technology Group Inc.                     2.7%
Finance

Williams-Sonoma Inc.                                 2.5%
Retail Trade

Entravision Communications Corp.                     2.4%
Consumer Services

QUALCOMM Inc.                                        2.4%
Electronic Technology

Caremark Rx Inc.                                     2.3%
Health Services

Lexmark International Inc.                           2.2%
Electronic Technology

Paychex Inc.                                         2.1%
Technology Services



3000 Growth Index and a -19.43% total return for the Nasdaq Composite Index.(1) The Fund's absolute and relative weakness was in large part due to our exposure to poorly performing technology stocks. Corporate investment in technology slowed dramatically, as companies reassessed their priorities in an uncertain economy. Furthermore, access to capital dried up for technology and telecommunications companies -- historically large buyers of technology -- limiting their ability to make purchases. Outside of technology, our holdings in the retail sector were also weak due to declining consumer spending.

We sought to take advantage of technology shares' weakness to initiate a number of positions during the period, including software stocks Mercury Interactive and Peoplesoft. At the same time, we sold several positions that we felt would be more heavily impacted by the slowing economy. Among the stocks we sold during the period were storage equipment-maker EMC Corp., Internet infrastructure provider Juniper Networks, and Vitesse Semiconductor, which makes semiconductors for the communications end-markets. Outside of the technology sector, we found attractive investments in health care stocks. Among the names we added during the period were ANDRX Corp., a generic drug maker, and Galen Holdings, a specialty pharmaceutical company. We remain concerned about consumer spending levels in light of rapidly deteriorating consumer confidence levels; thus, we sold apparel retailer The Gap during the period.

Looking forward, we remain optimistic about growth stocks' long-term prospects, despite the slowing U.S. and global economies. We believe that the September 11 terrorist attacks will likely


1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

delay the timing of an economic rebound, but we also believe the Fed's actions and the government's fiscal stimulus support an eventual rebound. In our opinion, the shape and timing of such an economic upturn will depend largely on the nature of the U.S. response to the terrorist actions. We are working to position the Fund for a gradual improvement in the economy in 2002, and we believe that the stocks in the portfolio today should appreciate in the coming year. The market's weakness over the past year has brought prices of many of our favorite stocks back to what we consider very reasonable levels, and we will continue seeking to take advantage of any volatility to buy stocks of what we believe are well-positioned growth companies at attractive valuations.

Thank you for your participation in Franklin Aggressive Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


/s/ Michael McCarthy

Michael McCarthy


/s/ John P. Scandalios

John P. Scandalios

Portfolio Management Team
Franklin Aggressive Growth Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN AGGRESSIVE GROWTH FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                    CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$3.64            $11.66       $15.30

CLASS B                                    CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$3.64            $11.53       $15.17

CLASS C                                    CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$3.63            $11.51       $15.14

ADVISOR CLASS                              CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$3.64            $11.76       $15.40

PERFORMANCE


                                                                       INCEPTION
CLASS A                                        6-MONTH     1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -23.79%     -52.91%      +19.39%
Average Annual Total Return(2)                 -28.16%     -55.62%       +5.14%
Value of $10,000 Investment(3)                  $7,184      $4,438      $11,253
Avg. Ann. Total Return (9/30/01)(4)                        -65.12%       +0.20%

                                                                       INCEPTION
CLASS B                                        6-MONTH     1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -23.99%     -53.21%      +17.98%
Average Annual Total Return(2)                 -27.03%     -55.08%       +6.10%
Value of $10,000 Investment(3)                  $7,297      $4,492      $11,498
Avg. Ann. Total Return (9/30/01)(4)                        -64.73%       +1.00%

                                                                       INCEPTION
CLASS C                                        6-MONTH     1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -23.98%     -53.19%      +17.76%
Average Annual Total Return(2)                 -25.47%     -54.13%       +6.73%
Value of $10,000 Investment(3)                  $7,453      $4,587      $11,659
Avg. Ann. Total Return (9/30/01)(4)                        -63.98%       +1.75%

                                                                       INCEPTION
ADVISOR CLASS                                  6-MONTH     1-YEAR      (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -23.64%     -52.75%      +20.47%
Average Annual Total Return(2)                 -23.64%     -52.75%       +8.22%
Value of $10,000 Investment(3)                  $7,636      $4,725      $12,047
Avg. Ann. Total Return (9/30/01)(4)                        -62.89%       +3.22%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN CALIFORNIA GROWTH FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 80% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California.
--------------------------------------------------------------------------------


This semiannual report of Franklin California Growth Fund covers the period ended October 31, 2001. The six months under review were yet another turbulent time for the equity markets, as continued weakness in corporate profits and the tragic events of September 11 weighed heavily on stock prices. At the beginning of the period, the U.S. stock markets had just rallied strongly from the lows reached in April 2001. Investors were becoming more optimistic that the economy would recover by the end of the year. However, continued reports of corporate profit shortfalls and lowered ability to forecast future sales quickly became discouraging, especially in the technology sector.

Even before the events of September 11, the U.S. economy was fragile with the nation's gross domestic product (GDP) very close to contracting. The terrorist attacks rattled the already vulnerable economy, which many believed was almost certainly in a recession by period-end. Consumer spending, especially in housing and autos, remained surprisingly stable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 51.

Within this environment, Franklin California Growth Fund -Class A posted a -16.33% six-month cumulative total return as of October 31, 2001, as shown in the Performance Summary beginning on page 20. This compared favorably with the Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Franklin California 250 Growth Index(R) (CAL 250 Index) which posted returns of -14.60% and -24.99% for the same period.(1)

During most of the reporting period, we maintained an overall defensive posture by focusing on more attractively valued, consistent, higher-quality growth companies. However, based upon our outlook for an economic recovery as well as more reasonable valuations as a result of the market's ongoing declines, we started to position the Fund more aggressively toward the end of the period. For example, the Fund held a reduced exposure to the technology sector relative to the CAL 250 Index throughout most of the period, which significantly benefited the Fund's performance. More recently, though, we selectively added to our technology holdings, but only in companies we considered had very attractive valuations and were showing signs that sales bottomed. Some areas of interest included the semiconductor and semiconductor manufacturing equipment industries. We avoided computer software companies because although they were approaching low valuations, the future outlook for sales has not indicated a bottom in that sector just yet. We also retained investments in companies we believed will be able to post solid quarterly results.

1. Sources: Standard & Poor's Micropal; CDA/Wiesenberger(R). The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged Franklin CAL 250 Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



PORTFOLIO BREAKDOWN
Franklin California Growth Fund
Based on Total Net Assets
10/31/01

[BAR CHART]

Health Technology*                              19.3%

Electronic Technology*                          17.9%

Finance                                         11.0%

Consumer Services                                7.8%

Real Estate                                      5.7%

Technology Services*                             5.5%

Consumer Durables                                5.3%

Retail Trade                                     4.5%

Health Services                                  4.5%

Commercial Services                              2.6%

Utilities                                        2.4%

Producer Manufacturing                           2.3%

Energy Minerals                                  2.1%

Consumer Non-Durables                            1.7%

Distribution Services                            1.6%

Transportation                                   1.6%

Other                                            1.4%

Short-Term Investments & Other Net Assets        2.8%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin California Growth Fund
10/31/01

COMPANY                          % OF TOTAL
INDUSTRY                         NET ASSETS
-------------------------------------------
Mattel Inc.                            3.5%
Consumer Durables

Amgen Inc.                             2.5%
Health Technology

Tenet Healthcare Corp.                 2.4%
Health Services

Wellpoint Health Networks Inc.         2.1%
Health Services

ChevronTexaco Corp.                    2.1%
Energy Minerals

Safeway Inc.                           2.1%
Retail Trade

Genentech Inc.                         2.0%
Health Technology

Calpine Corp.                          1.8%
Utilities

Fox Entertainment Group Inc.           1.7%
Consumer Services

Wells Fargo & Co.                      1.7%
Finance



Health care continued to be one of our favorite sectors, and the Fund maintained an overweighted position in the sector versus the CAL 250 Index. This sector was less sensitive to economic weakness, and the group's strong relative performance benefited the Fund. Long term, we like this sector's prospects due to potentially increasing demand for health services as the "baby boom" generation ages. Over the reporting period, this positively affected two of the Fund's top 10 holdings -- Tenet Healthcare, an operator of acute care hospitals, and WellPoint Health Networks, a managed care provider -- which increased 28.85% and 13.58%.

Biotechnology was our largest industry weighting in the health care sector. Biotechnology companies have sound financials, strong pipelines of new drug products and are benefiting from the aging demographics trend and the innovation coming about through the genomics revolution. In addition to significant holdings in biotech leaders Amgen and Genentech, the Fund held numerous smaller biotechnology investments as we attempted to broaden our exposure while seeking to control risk through diversification.

After the September 11 attacks, there was significant concern that consumer spending could decline as people increased savings, especially given mounting layoffs and the weak economy. To date, though, the consumer has been surprisingly resilient. Within the consumer sector, we saw unexpected strength in the interactive/video gaming sector. Microsoft's launch of its new XBox and Nintendo's GameCube game systems should spur continued growth in game software sales, especially if Americans seek more entertainment options in the relative safety of their homes. Attempting to take advantage of this, the Fund owned positions in Electronic Arts and Activision. Our largest holding was in toy maker Mattel, which according to CFO Kevin Farr, sells more than two Barbie dolls every second somewhere in the world. We believe this company is in the midst of a turnaround, led by new management focused on extracting costs from their operating structure. In our opinion, Mattel can grow earnings at a double-digit pace and was very reasonably valued.

Looking forward, we believe consumer spending could deteriorate further in the wake of the terrorist attacks. The December quarter will most likely be the weakest fourth quarter in several years with continued declines in corporate profits, additional layoffs and weakening consumer confidence. There are also signs that the global economy is slowing, which would also dampen the domestic economic recovery.

Yet, we find reasons to believe that the U.S. economy is poised for an economic recovery sometime in the first half of next year. As of October 31, 2001, the Federal Reserve Board (the Fed) has lowered the federal funds target rate nine times this year, and provided additional liquidity immediately after September 11 to ensure that the financial markets could continue to operate. Currently, the federal funds target rate is at about a zero real interest rate, which correlates with economic bottoms. Inflation has remained tame, and energy prices, lower than earlier in the year, are less of a drag on consumers' discretionary incomes. More than $2 trillion is invested in money market funds, which, as a percentage of the total U.S. market capitalization, is as high a level as it was in the early 1980s.(2) Last, the government is




2.  Source: Salomon Smith Barney.

enacting emergency fiscal stimulus measures in the wake of the terrorist attacks. Thus, looking forward we believe that although the economy may soften a bit more than expected for the short term, the amount of stimulus could lead to a stronger recovery. The equity markets have historically led an economic recovery by about six months, so we have been working to position the Fund appropriately.

California holds tremendous economic power, as the largest and most diverse state in the nation, representing almost 13% of U.S. GDP and generating more than $1.3 trillion of goods and services annually. The wealth of resources and creative spirit within the state creates what we believe are some potentially promising investment opportunities. With more than 1,400 publicly traded companies, there are many investment ideas from which to choose across a wide array of diverse industries.

As we continue to scan the investment horizon for the sort of opportunities we seek, we find a more than ample supply of potential investments for Franklin California Growth Fund. Your Fund and its managers are committed to identifying the best possible investments California offers. We thank you for your participation in Franklin California Growth Fund and welcome any comments or suggestions you may have. We look forward to serving your investment needs in the years to come.



/s/ Conrad B. Herrmann

Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Of course, there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The Fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA GROWTH FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                   CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$5.56            $28.49       $34.05

CLASS B                                   CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$5.58            $27.85       $33.43

CLASS C                                   CHANGE           10/31/01     4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$5.59            $27.91       $33.50

PERFORMANCE

                                                                      INCEPTION
CLASS A                      6-MONTH    1-YEAR    5-YEAR    10-YEAR   (10/30/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)   -16.33%   -43.04%   +72.36%   +355.12%    +359.22%
Average Annual
 Total Return(2)             -21.15%   -46.31%   +10.19%    +15.68%     +15.77%
Value of $10,000
 Investment(3)                $7,885    $5,369   $16,242    $42,913     $43,277
Avg. Ann. Total
 Return (9/30/01)(4)                   -54.15%    +9.00%      N/A       +15.14%

                                                                      INCEPTION
CLASS B                                          6-MONTH     1-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -16.69%    -43.47%    +22.19%
Average Annual Total Return(2)                   -20.02%    -45.59%     +6.39%
Value of $10,000 Investment(3)                    $7,998     $5,441    $11,919
Avg. Ann. Total Return (9/30/01)(4)                         -53.54%     +4.00%

                                                                      INCEPTION
CLASS C                                6-MONTH    1-YEAR     5-YEAR    (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             -16.69%   -43.49%    +66.07%    +78.47%
Average Annual Total Return(2)         -18.35%   -44.58%    +10.45%    +11.67%
Value of $10,000 Investment(3)          $8,165    $5,542    $16,437    $17,671
Avg. Ann. Total Return (9/30/01)(4)              -52.67%     +9.26%    +10.43%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN  LARGE  CAP  GROWTH  FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in companies whose market capitalizations are within the top 50% of companies listed in the Russell 1000(R) Index one day prior to the purchase date.(1)
--------------------------------------------------------------------------------

This semiannual report for Franklin Large Cap Growth Fund covers the period ended October 31, 2001. The term "uncertainty" most accurately described the U.S. stock market investment climate during the six months under review. Continued manufacturing sector weakness, rising jobless claims, slipping consumer confidence and weak second quarter gross domestic product (GDP) growth fanned fears and debate over whether the U.S. economy was slipping into a recession, and what impact this would have on the global economy and the domestic stock market during the period under review.




















1. Source: Standard & Poor's Micropal. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 59.

The first six weeks of the period under review marked the strongest gains in the broader markets since the end of 1999 as stocks bounced up from the 52-week lows reached in March. After mid-May, both the Standard & Poor's 500 Composite Index (S&P 500) and the technology-dominated Nasdaq Composite Index (Nasdaq(R)) consistently retreated to the lows set in late March.(2) Reopening on September 17 after being closed for four trading days after the September 11 tragedies, stocks promptly fell every day for the first week of trading, reflecting the severe losses to many companies as well as worries about the future. The last five days of the third quarter marked a period of recovery as the level of fear pushed stocks to oversold levels, and the S&P 500 began to improve, followed by the technology-heavy Nasdaq.


The healthy returns that started at the end of September continued into October with all major indexes posting strong gains off their lows. The Federal Reserve Board's ninth interest rate cut was partially the cause. Also, the negative and anxious investing atmosphere meant that the slightest fleck of good news led to outsized rallies, such as those following the confirmation of estimates by Cisco and Dell. For the six-month period ended October 31, 2001, the S&P 500 returned -14.60% while the Nasdaq posted a -19.43% return.(2)


























2. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN

Franklin Large Cap Growth Fund
Based on Total Net Assets
10/31/01

[BAR CHART]

Electronic Technology*       19.4%

Health Technology*           16.2%

Finance                      10.7%

Consumer Services             9.6%

Retail Trade                  8.6%

Technology Services*          7.4%

Consumer Non-Durables         4.8%

Communications                3.6%

Distribution Services         2.5%

Producer Manufacturing        2.5%

Health Services               1.9%

Industrial Services           1.5%

Energy Minerals               1.4%

Process Industries            1.0%

Other                         2.2%

Short-Term Investments &
other Net Assets              6.7%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

Although stock prices fell, overall valuations based on the price/earnings
(P/E) ratio actually increased, reflecting that corporate earnings were falling even faster than stock prices. We saw relative strength in smaller technology stocks versus larger stocks as the Nasdaq 100, composed of the largest Nasdaq companies, lagged the overall index, yet most stocks, regardless of market-cap size, fell during the period. Within this environment, Franklin Large Cap Growth Fund - Class A posted a -23.94% cumulative total return for the six months ended October 31, 2001, as shown in the Performance Summary beginning on page 28.

We were pleased with our communications holdings and several specific health care investments, including Biogen, McKesson, AmeriSourceBergen and Watson Pharmaceuticals. Additionally, some of our more defensive consumer investments, such as Kimberly-Clark and Safeway, contributed strong positive performances. Our investments in electronic technology and technology services were the biggest areas of disappointment, consistent with the overall weakness in technology stocks compared with the broader markets.

We sold investments we believed were fully valued, including Ivax, Cendant, Bristol Myers-Squibb and American International Group. We also sold positions we expected to fall under pressure due to continued weakness in commodity prices, such as Conoco, Calpine and Reliant Resources.

We initiated a number of positions during the period, primarily in specialty health care and consumer cyclicals, as these particular sectors' valuations looked more compelling than they have in quite some time. Although the consumer is likely to be weaker before becoming stronger, we anticipate that the stock prices have largely built in that expectation. We recognize that we may not have picked a bottom, but felt the risk/reward profile was attractive for stocks such as Safeway, The Gap, Kohl's, eBay, Comcast, Tiffany, Univision Communications, Federated Department Stores and Radioshack. New health care investments included AmeriSourceBergen, a medical distributor that we believe is inexpensive relative to industry leader McKesson, and Shire Pharmaceuticals, a niche pharmaceutical company with a patented product to treat attention deficit disorder.

TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
10/31/01

COMPANY                 % OF TOTAL
INDUSTRY                NET ASSETS

Pharmacia Corp.              2.3%
Health Technology

Microsoft Corp.              2.2%
Technology Services

Pfizer Inc.                  2.1%
Health Technology

Citigroup Inc.               2.0%
Finance

Tenet Healthcare Corp.       1.9%
Health Services

Shire Pharmaceuticals
Group PLC, ADR               1.9%
Health Technology

Intel Corp.                  1.8%
Electronic Technology

Concord EFS Inc.             1.8%
Technology Services

Home Depot Inc.              1.8%
Retail Trade

AmeriSourceBergen Corp.      1.8%
Distribution Services

Looking forward, we believe the economy is still weakening, as reflected in the recent rise in unemployment claims as well as declines in manufacturing and consumer confidence. However, we think that the time for excessive gloom over the economy has passed. Until recently, financial and economic headwinds have proven more powerful than monetary and fiscal stimuli, but we expect that to change. We believe odds favor the economy turning around sooner rather than later mainly due to the massive fiscal and monetary resuscitation. Since stock markets usually turn around before the economy, we are optimistic for the outlook for stocks in the coming year.

We remain confident that staying with our philosophy of investing in the industry leaders of the highest growth sectors will be rewarded. At period-end, the Fund is positioned so that its P/E is less than that of the S&P 500, but the growth rate is greater, a favorable risk/reward strategy in our opinion.

Thank you for your participation in Franklin Large Cap Growth Fund. We welcome your comments and suggestions and look forward to serving your investment needs in the years ahead.


  /s/ Theresa Spath
-----------------------------
Theresa Spath

 /s/ Edward B. Jamiesom
-----------------------------
Edward B. Jamieson

 /s/ Matt Moberg
-----------------------------
Matt Moberg

Portfolio Management Team
Franklin Large Cap Growth Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LARGE CAP
GROWTH FUND
--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

    CLASS A                      CHANGE        10/31/01         4/30/01
--------------------------------------------------------------------------------
     Net Asset Value (NAV)       -$2.76         $8.77           $11.53

    CLASS B                      CHANGE        10/31/01         4/30/01
--------------------------------------------------------------------------------
     Net Asset Value (NAV)       -$2.75         $8.64           $11.39

    CLASS C                      CHANGE        10/31/01         4/30/01
--------------------------------------------------------------------------------
     Net Asset Value (NAV)       -$2.75         $8.65           $11.40

    ADVISOR CLASS                CHANGE        10/31/01         4/30/01
--------------------------------------------------------------------------------
     Net Asset Value (NAV)       -$2.75         $8.83           $11.58

PERFORMANCE

                                                                      INCEPTION
CLASS A                              6-MONTH       1-YEAR             (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -23.94%      -44.43%             -12.04%
Average Annual Total Return(2)       -28.29%      -47.64%              -7.51%
Value of $10,000 Investment(3)       $7,171       $5,236              $8,291
Avg. Ann. Total Return (9/30/01)(4)               -53.10%              -9.29%


                                                                      INCEPTION
CLASS B                              6-MONTH       1-YEAR             (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -24.14%      -44.81%             -13.46%
Average Annual Total Return(2)       -27.18%      -47.01%              -7.03%
Value of $10,000 Investment(3)       $7,282       $5,299              $8,395
Avg. Ann. Total Return (9/30/01)(4)               -52.55%              -8.78%


                                                                      INCEPTION
CLASS C                              6-MONTH       1-YEAR             (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -24.12%      -44.76%             -13.38%
Average Annual Total Return(2)       -25.66%      -45.86%              -6.20%
Value of $10,000 Investment(3)       $7,434       $5,414              $8,576
Avg. Ann. Total Return (9/30/01)(4)               -51.57%              -7.98%


                                                                      INCEPTION
ADVISOR CLASS                        6-MONTH       1-YEAR             (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -23.75%      -44.24%             -11.32%
Average Annual Total Return(2)       -23.75%      -44.24%              -4.88%
Value of $10,000 Investment(3)       $7,625       $5,576              $8,868
Avg. Ann. Total Return (9/30/01)(4)               -50.09%              -6.65%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we pro- vide standardized average annual total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN  SMALL  CAP
GROWTH  FUND  II

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Small Cap Growth Fund II seeks capital appreciation by investing at least 80% of its total assets in equity securities of small-capitalization companies with market capitalizations similar to that of the Russell 2000 Growth Index at the time of purchase.(1)
--------------------------------------------------------------------------------

This semiannual report of Franklin Small Cap Growth Fund II covers the period ended October 31, 2001. The six months under review were very difficult for the domestic equity market, particularly for small-cap growth stocks. The spring stock market rally abruptly turned into a sell-off in June as the U.S. economy showed very visible recessionary signs such as rising unemployment, earnings shortfalls and declining consumer confidence. The Federal Reserve Board (the
Fed) continued to proactively lower interest rates seeking to stimulate capital investment. Despite the Fed's aggressive actions, companies and consumers acted very conservatively by delaying spending and















1. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 66.

new investment. The terrorist attacks on September 11 further paralyzed domestic investment decisions and contributed to considerable equity market volatility.

For the six months ended October 31, 2001, Franklin Small Cap Growth Fund II - Class A posted a -16.36% cumulative total return, as shown in the Performance Summary beginning on page 34, compared with the -17.14% return of its bench-mark, the Russell 2000 Growth Index.(1) Although the Fund performed in line with its benchmark, it underperformed the broader market's -14.60% return as measured by the Standard & Poor's 500 Composite Index (S&P 500) over the same period.(2) In a reversal of small-cap stock performance during the first six months of 2001, small-cap stocks underperformed large cap stocks during the third calendar quarter. In times of economic and market volatility such as we had during the period, investors typically flee small-cap stocks for more liquid, large-cap stocks.

This "flight to large caps" became even more pronounced in the wake of the September 11 terrorist attacks. The market volatility allowed us to deploy the Fund's sizable cash reserves to invest in what we considered were very reasonably priced small-cap stocks across many sectors. When making investment decisions, we worked to position the Fund to benefit from any potential economic recovery in the next 12 months. We believe many

2. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used bench-marks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets
10/31/01

[BAR CHART]

Electronic Technology*                29.3%


Producer Manufacturing                10.0%


Technology Services*                   8.3%


Health Technology*                     5.6%


Process Industries                     5.4%


Consumer Services                      5.0%


Finance                                4.7%


Transportation                         3.9%


Commercial Services                    3.2%


Energy Minerals                        3.1%


Industrial Services                    2.2%


Non-Energy Minerals                    2.0%


Retail Trade                           1.9%


Other                                  2.2%


Short-Term Investments
& Other Net Assets                    13.2%




* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
10/31/01

COMPANY                         % OF TOTAL
INDUSTRY                         NET ASSETS

Varian Semiconductor
Equipment Associates Inc.           3.3%
Electronic Technology

Semtech Corp.                       3.0%
Electronic Technology

Alpharma Inc., A                    2.4%
Health Technology

Forward Air Corp.                   2.3%
Transportation

Rudolph Technologies Inc.           2.2%
Electronic Technology

National Instruments Corp.          1.8%
Technology Services

Mettler-Toledo
International Inc. (Switzerland)    1.8%
Producer Manufacturing

Integrated Circuit
Systems Inc.                        1.8%
Electronic Technology

Advanced Fibre
Communications Inc.                 1.8%
Electronic Technology

Jack Henry & Associates Inc.        1.7%
Technology Services

small-cap companies could show strong earnings growth should the economy turn around. We added to existing positions and initiated holdings in companies we determined had low valuations and relatively high potential for earnings growth. We found such opportunities in the specialty chemical, agricultural equipment and manufacturing sectors.

Looking forward, we believe the September 11 terrorist attacks will delay the timing of an economic recovery but that the Fed's actions and fiscal stimulus support an eventual rebound. In our opinion, the shape and timing of such an economic upturn will depend on the nature of the U.S. response to the terrorists. If the campaign is largely covert and utilizes diplomatic channels, we believe the economy will gradually improve in 2002, and small-cap stocks purchased in the third quarter of 2001 will appreciate in the coming year should the economy pick up again.

Thank you for your participation in Franklin Small Cap Growth Fund II. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


 /s/ Edward B. Jamieson
---------------------------------
Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund II

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SMALL CAP
GROWTH FUND II


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                            CHANGE               10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$1.68               $8.59            $10.27

CLASS B                            CHANGE               10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$1.69               $8.51            $10.20

CLASS C                            CHANGE               10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$1.69               $8.52            $10.21

ADVISOR CLASS                      CHANGE               10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              -$1.67               $8.64            $10.31

PERFORMANCE

                                                                       INCEPTION
CLASS A                                  6-MONTH          1-YEAR       (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -16.36%          -26.46%      -14.10%
Average Annual Total Return(2)           -21.19%          -30.67%      -13.12%
Value of $10,000 Investment(3)           $7,881           $6,933       $8,096
Avg. Ann. Total Return (9/30/01)(4)                       -41.15%      -19.67%

                                                                       INCEPTION
CLASS B                                  6-MONTH          1-YEAR       (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -16.57%          -26.89%      -14.90%
Average Annual Total Return(2)           -19.91%          -29.81%      -12.60%
Value of $10,000 Investment(3)           $8,009           $7,019       $8,170
Avg. Ann. Total Return (9/30/01)(4)                       -40.45%      -19.14%

                                                                       INCEPTION
CLASS C                                  6-MONTH          1-YEAR       (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -16.55%          -26.87%      -14.80%
Average Annual Total Return(2)           -18.19%          -28.34%      -11.31%
Value of $10,000 Investment(3)           $8,181           $7,166       $8,351
Avg. Ann. Total Return (9/30/01)(4)                       -39.15%      -17.87%

                                                                       INCEPTION
ADVISOR CLASS                            6-MONTH          1-YEAR       (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               -16.20%          -26.22%      -13.60%
Average Annual Total Return(2)           -16.20%          -26.22%       -9.28%
Value of $10,000 Investment(3)           $8,380           $7,378       $8,640
Avg. Ann. Total Return (9/30/01)(4)                       -37.31%      -15.86%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN SMALL-MID CAP
GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Small-Mid Cap Growth Fund (formerly Franklin Small Cap Growth Fund I) seeks capital appreciation by investing at least 80% of its total assets in equity securities of small- and mid-sized companies. The Fund defines small-cap companies as those having market values less than $1.5 billion or those with the highest market cap value in the Russell 2500 Growth Index at the time of purchase.(1) Mid-cap companies are those with market cap values greater than small-cap companies but not exceeding $8.5 billion.
--------------------------------------------------------------------------------

This semiannual report of Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2001. Effective September 1, 2001, Franklin Small Cap Growth Fund I changed its name to Franklin Small-Mid Cap Growth Fund. By broadening the portfolio's investment criteria to include mid-cap stocks, the Fund's managers will be able to search for investments among a greater number of innovative, fast-growing companies. It also allows the managers to reopen the Fund and add to positions in successful smaller companies as they grow. We believe that with the ability to choose among a greater number of more liquid securities, we will be able to effectively manage new assets while continuing to pursue a high level of performance.


1. Source: Standard & Poor's Micropal. The unmanaged Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 73.

The six months under review were very difficult for the domestic equity market, particularly for small- and mid-cap growth stocks. The spring stock market rally abruptly turned into a sell-off in June as the U.S. economy showed very visible recessionary signs such as rising unemployment, earnings shortfalls and declining consumer confidence. The Federal Reserve Board (the Fed) continued to proactively lower interest rates seeking to stimulate capital investment. Despite the Fed's aggressive actions, companies and consumers acted very conservatively by delaying spending and new investment. The terrorist attacks on September 11 further paralyzed domestic investment decisions and contributed considerable equity market volatility.

Within this environment, Franklin Small-Mid Cap Growth Fund-Class A posted a -20.32% cumulative total return for the six months ended October 31, 2001, as shown in the Performance Summary beginning on page 40. The Fund underperformed the -15.69% total return of its benchmark, the Russell 2500 Growth Index during the same period, principally due to its exposure to sectors that typically perform well early in an economic rebound such as media, transportation, technology, biotechnology and energy.(1) We began increasing the Fund's exposure to these early cyclical sectors in the second quarter of 2001 because many such stocks had fallen to valuations we found attractive. However, as the economy's downward slide accelerated during the period, many of these companies experienced further declines in demand as consumers and businesses delayed purchasing decisions.

Portfolio Breakdown
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets
10/31/01

[BAR CHART]

Electronic Technology*                21.2%
Technology Services*                  13.2%
Finance                                9.6%
Health Technology*                     7.1%
Consumer Services                      5.5%
Industrial Services                    4.4%
Producer Manufacturing                 4.0%
Communications                         3.8%
Transportation                         3.4%
Energy Minerals                        2.7%
Health Services                        2.5%
Commercial Services                    2.1%
Consumer Non-Durables                  2.1%
Retail Trade                           1.8%
Real Estate                            1.8%
Utilities                              1.5%
Other                                  1.9%
Short-Term Investments
& Other Net Assets                    11.4%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 EQUITY HOLDINGS
Franklin Small-Mid Cap
Growth Fund
10/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Affiliated Computer
Services Inc., A                                                          2.8%
Technology Services

Mettler-Toledo
International Inc. (Switzerland)                                          1.6%
Producer Manufacturing

Expeditors International
of Washington Inc.                                                        1.5%
Transportation

Tektronix Inc.                                                            1.2%
Electronic Technology

Concord EFS Inc.                                                          1.1%
Technology Services

Micrel Inc.                                                               1.1%
Electronic Technology

Synopsys Inc.                                                             1.0%
Electronic Technology

Federated Investors Inc., B                                               1.0%
Finance

Varco International Inc.                                                  1.0%
Industrial Services

Waters Corp.                                                              1.0%
Electronic Technology


Concurrently, investors fled from small- and mid-cap stocks for the perceived safety of high profile large-cap stocks, further pressuring the Fund's performance. This "flight to large caps" became even more pronounced in the wake of the September 11 terrorist attacks. During the post-attack market volatility, we deployed the Fund's sizable cash reserves by investing in what we considered very reasonably priced small- and mid-cap stocks across many sectors. In selecting sectors and individual stocks, we worked to position the Fund to benefit from any potential economic recovery in the next 12 months. We believe that many small- and mid-cap companies in a wide variety of sectors could show strong earnings growth should the economy turn around.

Looking forward, we believe the September 11 terrorist attacks will delay the timing of an economic recovery but that the Fed's actions and fiscal stimulus support an eventual rebound. In our opinion, the shape and timing of such an economic upturn will depend on the nature of the U.S. response to the terrorists. If the campaign is largely covert and utilizes diplomatic channels, we believe the economy will gradually improve in 2002, and small- and mid-cap stocks purchased in the third quarter of 2001 will appreciate in the coming year should the economy pick up again.

Thank you for your participation in Franklin Small-Mid Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/s/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SMALL-MID CAP
GROWTH FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE  SUMMARY AS OF  10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE INFORMATION

CLASS A                               CHANGE            10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$6.94            $27.21           $34.15

CLASS C                               CHANGE            10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$6.88            $26.53           $33.41

ADVISOR CLASS                         CHANGE            10/31/01         4/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$6.96            $27.41           $34.37

PERFORMANCE

                                                                       INCEPTION
CLASS A                              6-MONTH    1-YEAR      5-YEAR     (2/14/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -20.32%    -41.11%     +51.29%    +280.16%
Average Annual Total Return(2)       -24.90%    -44.49%      +7.35%     +14.04%
Value of $10,000 Investment(3)       $7,510     $5,551     $14,260     $35,830
Avg. Ann. Total Return (9/30/01)(4)             -52.81%      +5.22%     +13.21%

                                                                       INCEPTION
CLASS C                              6-MONTH    1-YEAR      5-YEAR     (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -20.59%    -41.55%     +45.75%     +75.88%
Average Annual Total Return(2)       -22.18%    -42.71%      +7.61%      +9.54%
Value of $10,000 Investment(3)       $7,782     $5,729     $14,432     $17,411
Avg. Ann. Total Return (9/30/01)(4)             -51.32%      +5.45%      +8.20%

                                                                       INCEPTION
ADVISOR CLASS(5)                     6-MONTH    1-YEAR      5-YEAR     (2/14/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -20.25%    -41.00%     +55.10%    +289.73%
Average Annual Total Return(2)       -20.25%    -41.00%      +9.17%     +15.03%
Value of $10,000 Investment(3)       $7,975     $5,900     $15,510     $38,973
Avg. Ann. Total Return (9/30/01)(4)             -49.84%      +7.00%     +14.20%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.95% and +8.14%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN  STRATEGIC  SERIES
Financial Highlights

FRANKLIN AGGRESSIVE GROWTH FUND

                                                                                        CLASS A
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2001             --------------------------------------------
                                                              (UNAUDITED)                 2001                       2000(d)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . .          $15.30                    $25.22                      $10.00
                                                           =========================================================================
Income from investment operations:
   Net investment loss(a). . . . . . . . . . . . . . .            (.07)                     (.17)                       (.15)
   Net realized and unrealized gains (losses) . . . ..           (3.56)                    (9.74)                      15.86
                                                           -------------------------------------------------------------------------
Total from investment operations . . . . . . . . . . .           (3.63)                    (9.91)                      15.71
                                                           -------------------------------------------------------------------------
Less distributions from:
   Net investment income . . . . . . . . . . . . . . .              --                        --                        (.02)

   Net realized gains . . . . . . . . . . . . . . . .               --                      (.01)                       (.47)
                                                           -------------------------------------------------------------------------
Total distributions . . . . . . . . . . . . . . . . .               --                      (.01)                       (.49)
                                                           -------------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . .          $11.67                    $15.30                      $25.22
                                                           =========================================================================

Total return(b) . . . . . . . . . . . . . . . . . . .           (23.79)%                  (39.31)%                    158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) . . . . . . . . . .          $95,584                  $127,678                    $171,976
Ratios to average net assets:
   Expenses . . . . . . . . . . . . . . . . . . . . .             1.40%(c)                  1.25%                       1.24%(c)
   Expenses excluding waiver and payments by affiliate            1.53%(c)                  1.35%                       1.28%(c)
   Net investment loss . . . . . . . . . . . . . . . .           (.97)%(c)                  (.77)%                      (.68)%(c)
Portfolio turnover rate . . . . . . . . . . . . . . .            48.84%                   157.74%                     148.67%


(a)   Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized

(d)   For the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                        CLASS B
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2001             --------------------------------------------
                                                              (UNAUDITED)                 2001                       2000(d)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . .           $15.17                  $25.18                       $10.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
   Net investment loss(a) . . . . . . . . . . . .. . .             (.11)                   (.31)                        (.30)
   Net realized and unrealized gains (losses) . .. . .            (3.53)                  (9.69)                       15.95
                                                           -------------------------------------------------------------------------
Total from investment operations . . . . . . . . . . .            (3.64)                 (10.00)                       15.65
                                                           -------------------------------------------------------------------------
Less distributions from:
   Net investment income . .. . . . . . . . . . . . .                --                      --                           --(e)
   Net realized gains . . .  . . . . . . . . . . . . .               --                    (.01)                        (.47)
                                                           -------------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . .           $11.53                  $15.17                       $25.18
                                                           =========================================================================
Total return(b) . . . . . . . . . . . . . . . . . . .            (23.99)%                (39.73)%                     157.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) . . . . . . . . . .           $20,145                 $27,587                      $33,613
Ratios to average net assets:
   Expenses . . . . . . . .. . . . . . . . . . . . . .             2.07%(c)                1.90%                        1.86%(c)
   Expenses excluding waiver and payments by affiliate             2.20%(c)                2.00%                        1.90%(c)
   Net investment loss . .  . . . . . . . . . . . . .             (1.64)%(c)              (1.42)%                      (1.31)%(c)
Portfolio turnover rate . . . . . . . . . . . . . . .             48.84%                 157.74%                      148.67%

(a)   Based on average shares outstanding.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized

(d)   For the period June 23, 1999 (effective date) to April 30, 2000.

(e)   Includes distributions of net investment income in the amount of $.003.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                        CLASS C
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2001             --------------------------------------------
                                                              (UNAUDITED)                 2001                       2000(d)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . .               $15.14                  $25.12                       $10.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
   Net investment loss(a) . . . . . . . . . . .. .                 (.11)                   (.31)                        (.30)
   Net realized and unrealized gains (losses) .. .                (3.52)                  (9.66)                       15.89
                                                           -------------------------------------------------------------------------
Total from investment operations . . . . . . . . .                (3.63)                  (9.97)                       15.59
                                                           -------------------------------------------------------------------------
Less distributions from net realized gains . . . .                   --                    (.01)                        (.47)
                                                           -------------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . .               $11.51                  $15.14                       $25.12
                                                           =========================================================================

Total return(b) . . . . . . . . . . . . . . . . . .              (23.98)%                (39.71)%                     156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) . . . . . . . . .             $40,262                 $60,294                      $80,473
Ratios to average net assets:
   Expenses . . . . . . . . . . .. . . . . . . . . . .             2.07%(c)                1.89%                        1.88%(c)
   Expenses excluding waiver and payments by affiliate             2.20%(c)                1.99%                        1.92%(c)
   Net investment loss . . . . . . . . . . . . . . . .            (1.63)%(c)              (1.41)%                      (1.34)%(c)
Portfolio turnover rate . . . .... . . . . . . . . . .            48.84%                 157.74%                      148.67%

(a)   Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized

(d)   For the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                       ADVISOR CLASS
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 2001             --------------------------------------------
                                                              (UNAUDITED)                 2001                       2000(d)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . .           $15.40                  $25.31                       $10.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
   Net investment loss(a) . . . . . . . . . . . . . .              (.04)                   (.09)                        (.05)
   Net realized and unrealized gains (losses) . . . .             (3.60)                  (9.81)                       15.86
                                                           -------------------------------------------------------------------------
Total from investment operations . . . . . . . . . . .            (3.64)                  (9.90)                       15.81
                                                           -------------------------------------------------------------------------
Less distributions from:
   Net investment income . . . . . . . . . . . . . . .               --                      --                         (.03)
   Net realized gains . . . . . . . . . . . . . . . .                --                    (.01)                        (.47)
                                                           -------------------------------------------------------------------------
Total distributions . . . . . . . . . . . . . . . . .                --                    (.01)                        (.50)
                                                           -------------------------------------------------------------------------
Net asset value, end of period . . . . . . . . . . . .           $11.76                  $15.40                       $25.31
                                                           =========================================================================
Total return(b) . . . . . . . . . . . . . . . . . . .            (23.64)%                (39.13)%                     159.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) . . . . . . . . . .            $8,927                 $22,276                      $46,726
Ratios to average net assets:
   Expenses . . . . . . . . . . . . . . . . . . . . .              1.07%(c)                 .90%                         .90%(c)
   Expenses excluding waiver and payments by affiliate             1.20%(c)                1.00%                         .94%(c)
   Net investment loss . . . . . . . . . . . . . . . .             (.60)%(c)               (.42)%                       (.25)%(c)
Portfolio turnover rate . . . . . . . . . . . . . . .             48.84%                 157.74%                     148.67%


(a)   Based on average shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Annualized

(d)   For the period June 23, 1999 (effective date) to April 30, 2000.


                      See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

       FRANKLIN AGGRESSIVE GROWTH FUND                                                             SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 85.2%
(a)    COMMERCIAL SERVICES 2.1%
       Exult Inc.                                                                                   250,000    $ 3,500,000
                                                                                                               -----------

(a)    COMMUNICATIONS 1.1%
       Nextel Communications Inc., A                                                                230,000      1,828,500
                                                                                                               -----------

(a)    CONSUMER SERVICES 9.3%
       AOL Time Warner Inc.                                                                          85,000      2,652,850
       CEC Entertainment Inc.                                                                        90,000      3,486,600
       Entravision Communications Corp.                                                             380,000      4,028,000
       MGM Mirage Inc.                                                                              100,000      2,230,000
       Univision Communications Inc., A                                                             120,000      3,000,000
                                                                                                               -----------
                                                                                                                15,397,450
                                                                                                               -----------

(a)    DISTRIBUTION SERVICES 1.6%
       Andrx Group                                                                                   40,000      2,597,200
                                                                                                               -----------

(a)    ELECTRONIC TECHNOLOGY 27.2%
       Advanced Fibre Communications Inc.                                                           115,000      2,142,450
       Agere Systems Inc., A                                                                        460,000      2,116,000
       Avocent Corp.                                                                                115,000      2,145,900
       Cirrus Logic Inc.                                                                            188,200      2,094,666
       Integrated Device Technology Inc.                                                             80,000      2,228,000
       Jabil Circuit Inc.                                                                           115,000      2,438,000
       KLA-Tencor Corp.                                                                              60,000      2,451,600
       L-3 Communications Holdings Inc.                                                              27,500      2,388,925
       Lam Research Corp.                                                                           160,000      3,033,600
       Lexmark International Inc.                                                                    80,000      3,580,000
       Logicvision Inc.                                                                             135,900      1,305,999
       McDATA Corp., B                                                                              200,000      3,134,000
       PMC-Sierra Inc. (Canada)                                                                      85,000      1,379,550
       Polycom Inc.                                                                                  85,000      2,548,300
       QUALCOMM Inc.                                                                                 80,000      3,929,600
       Rudolph Technologies Inc.                                                                     75,000      1,897,500
       Semtech Corp.                                                                                 78,000      2,944,500
       Tektronix Inc.                                                                               155,000      3,053,500
                                                                                                               -----------
                                                                                                                44,812,090
                                                                                                               -----------
(a)    FINANCE 2.7%
       Investment Technology Group Inc.                                                              68,000      4,379,880
                                                                                                               -----------

(a)    HEALTH SERVICES 2.4%
(b)    Anthem Inc.                                                                                    4,100        171,708
       Caremark Rx Inc.                                                                             280,000      3,752,000
                                                                                                               -----------
                                                                                                                 3,923,708
                                                                                                               -----------

       HEALTH TECHNOLOGY 11.2%
(a)    Abgenix Inc.                                                                                 105,000      3,127,950
(a)    Celgene Corp.                                                                                 80,000      2,633,600
(a)    COR Therapeutics Inc.                                                                        100,000      2,253,000
       Galen Holdings PLC, ADR (United Kingdom)                                                      60,000      2,595,000
(a)    MedImmune Inc.                                                                                80,000      3,139,200

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

       FRANKLIN AGGRESSIVE GROWTH FUND                                                             SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       HEALTH TECHNOLOGY (CONT.)
       Pfizer Inc.                                                                                   59,000    $ 2,472,100
       Pharmacia Corp.                                                                               54,000      2,188,080
                                                                                                               -----------
                                                                                                                18,408,930
                                                                                                               -----------

(a)    RETAIL TRADE 5.4%
       Abercrombie & Fitch Co., A                                                                   145,000      2,728,900
       Cost Plus Inc.                                                                               108,000      2,100,600
       Williams-Sonoma Inc.                                                                         160,000      4,144,000
                                                                                                               -----------
                                                                                                                 8,973,500
                                                                                                               -----------

       TECHNOLOGY SERVICES 17.3%
(a)    Affiliated Computer Services Inc., A                                                          53,000      4,666,650
(a)    Amdocs Ltd.                                                                                  100,000      2,611,000
(a)    Cadence Design Systems Inc.                                                                  100,000      2,114,000
(a)    Concord EFS Inc.                                                                             184,000      5,036,080
(a)    Inforte Corp.                                                                                230,000      2,458,700
(a)    Mercury Interactive Corp.                                                                     65,000      1,548,300
       Paychex Inc.                                                                                 110,000      3,526,600
(a)    PeopleSoft Inc.                                                                               65,000      1,935,050
(a)    Precise Software Solutions Ltd. (Israel)                                                     118,000      2,254,980
(a)    Predictive Systems Inc.                                                                      575,200        736,256
(a)    Sapient Corp.                                                                                366,600      1,580,046
                                                                                                               -----------
                                                                                                                28,467,662
                                                                                                               -----------

       TRANSPORTATION 4.9%
(a)    Atlas Air Worldwide Holdings Inc.                                                             52,100        672,611
       Expeditors International of Washington Inc.                                                  105,400      4,764,080
(a)    Forward Air Corp.                                                                            103,100      2,714,623
                                                                                                               -----------
                                                                                                                 8,151,314
                                                                                                               -----------
       TOTAL COMMON STOCKS (COST $160,581,103)                                                                 140,440,234
                                                                                                               -----------

(a),(c)PREFERRED STOCKS .6%
       Micro Photonix Integration Corp., pfd., C (COST $2,079,464)                                  329,274      1,037,213
                                                                                                               -----------
       TOTAL LONG TERM INVESTMENTS (COST $162,660,567)                                                         141,477,447
                                                                                                               -----------

(d)    SHORT TERM INVESTMENTS 14.5%
       Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $23,958,809)          23,958,809     23,958,809
                                                                                                               ===========
       TOTAL INVESTMENTS (COST $186,619,376) 100.3%                                                            165,436,256
       OTHER ASSETS, LESS LIABILITIES (.3)%                                                                       (519,386)
                                                                                                               ===========
       NET ASSETS 100.0%                                                                                      $164,916,870
                                                                                                               ===========

a    Non-income producing

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

c    See Note 6 regarding restricted securities.

d    See Note 3 regarding investment in the "Sweep Money Fund."


                       See notes to financial statements.                     47

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN CALIFORNIA GROWTH FUND

                                                                                          CLASS A
                                                ------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                                OCTOBER 31, 2001    ----------------------------------------------------------------
                                                   (UNAUDITED)          2001           2000        1999         1998         1997
                                                ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period              $     34.05       $    50.15     $    25.82    $  24.97    $   19.35    $   18.26
                                                ------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                        (.03)              --            .05         .10          .14          .13
  Net realized and unrealized gains(losses)             (5.53)          (13.47)         24.36        1.42         6.48         1.51
                                                ------------------------------------------------------------------------------------
Total from investment operations                        (5.56)          (13.47)         24.41        1.52         6.62         1.64
                                                ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    --             (.19)          (.08)       (.14)        (.14)        (.12)

  Net realized gains                                       --            (2.44)            --        (.53)        (.86)        (.43)
                                                ------------------------------------------------------------------------------------
Total distributions                                        --            (2.63)          (.08)       (.67)       (1.00)        (.55)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period                    $     28.49       $    34.05     $    50.15    $  25.82    $   24.97    $   19.35
                                                ====================================================================================

Total return(b)                                        (16.33)%         (27.84)%        94.90%       6.39%       34.98%        8.94%



RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                 $ 1,324,640       $1,680,032     $2,025,864    $780,598    $ 721,254    $ 282,898

Ratios to average net assets:
  Expenses                                               1.01%(c)          .88%           .88%       1.00%         .99%        1.08%

  Net investment income (loss)                           (.18)%(c)          --            .11%        .41%         .67%         .84%

Portfolio turnover rate                                 29.69%           35.47%         61.04%      52.76%       48.52%       44.81%

a    Based on average shares outstanding effective year ended April 30, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                 CLASS B
                                                     -----------------------------------------------------------------
                                                     SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                                     OCTOBER 31, 2001       ------------------------------------------
                                                       (UNAUDITED)             2001            2000           1999(d)
                                                     -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $   33.43           $   49.64        $  25.75        $ 24.31
                                                     -----------------------------------------------------------------
Income from investment operations:
  Net investment loss(a)                                     (.14)               (.33)           (.28)          (.01)
  Net realized and unrealized gains (losses)                (5.43)             (13.25)          24.24           1.45
                                                     -----------------------------------------------------------------
Total from investment operations                            (5.57)             (13.58)          23.96           1.44
                                                     -----------------------------------------------------------------
Less distributions from:
  Net investment income                                        --                (.19)           (.07)            --
  Net realized gains                                           --               (2.44)             --             --
                                                     -----------------------------------------------------------------
Total distributions                                            --               (2.63)           (.07)            --
                                                     -----------------------------------------------------------------
Net asset value, end of period                          $   27.86           $   33.43        $  49.64        $ 25.75
                                                     =================================================================

Total return(b)                                            (16.69)%            (28.36)%         93.35%          5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $ 103,160           $ 119,847        $ 63,960        $ 2,657
Ratios to average net assets:
  Expenses                                                   1.76%(c)            1.63%           1.63%          1.75%(c)
  Net investment loss                                        (.94)%(c)           (.76)%          (.61)%        (.33)%(c)
Portfolio turnover rate                                     29.69%              35.47%          61.04%         52.76%

(a)  Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)
FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                        CLASS C
                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                                 OCTOBER 31, 2001  ---------------------------------------------------------------
                                                    (UNAUDITED)        2001          2000        1999         1998         1997(d)
                                                 ---------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $   33.50      $   49.55    $    25.63    $   24.81    $   19.27    $  18.05
                                                 ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                        (.14)          (.34)         (.25)        (.07)          --         .05
  Net realized and unrealized gains (losses)            (5.44)        (13.27)        24.19         1.42         6.43        1.65
                                                 ---------------------------------------------------------------------------------
Total from investment operations                        (5.58)        (13.61)        23.94         1.35         6.43        1.70
                                                 ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    --             --          (.02)          --         (.03)       (.05)
  Net realized gains                                       --          (2.44)           --         (.53)        (.86)       (.43)
                                                 ---------------------------------------------------------------------------------
Total distributions                                        --          (2.44)         (.02)        (.53)        (.89)       (.48)
                                                 ---------------------------------------------------------------------------------
Net asset value, end of period                      $   27.92      $   33.50    $    49.55    $   25.63    $   24.81    $  19.27
                                                 =================================================================================

Total return(b)                                        (16.69)%       (28.39)%       93.46%        5.67%       34.02%       9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $ 285,079      $ 370,165    $  428,192    $ 159,310    $ 122,701    $ 24,556
Ratios to average net assets:
  Expenses                                               1.76%(c)       1.63%         1.63%        1.75%        1.74%       1.86%(c)
  Net investment income (loss)                           (.94)%(c)      (.74)%        (.64)%       (.33)%       (.10)%       .05%(c)
Portfolio turnover rate                                 29.69%         35.47%        61.04%       52.76%       48.52%      44.81%

(a)  Based on average shares outstanding effective year ended April 30, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period September 3, 1996 (effective date) to April 30, 1997.


50                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

                                                                                                   SHARES/
FRANKLIN CALIFORNIA GROWTH FUND                                                                   WARRANTS       VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS 94.8%
(a)    COMMERCIAL SERVICES 2.6%
       Exult Inc.                                                                                   350,000   $  4,900,000
       On Assignment Inc.                                                                           500,000      8,105,000
       Resources Connection Inc.                                                                    500,000     11,145,000
       Robert Half International Inc.                                                             1,000,000     20,630,000
                                                                                                               -----------
                                                                                                                44,780,000
                                                                                                               -----------

       CONSUMER DURABLES 5.3%
(a)    Activision Inc.                                                                              500,000     18,075,000
(a)    Electronic Arts Inc.                                                                         250,000     12,865,000
       Mattel Inc.                                                                                3,150,000     59,629,500
                                                                                                               -----------
                                                                                                                90,569,500
                                                                                                               -----------

       CONSUMER NON-DURABLES 1.7%
       Clorox Co.                                                                                   650,000     23,205,000
(a)    Quiksilver Inc.                                                                              500,000      6,585,000
                                                                                                               -----------
                                                                                                                29,790,000
                                                                                                               -----------

       CONSUMER SERVICES 7.8%
(a)    eBay Inc.                                                                                    400,000     20,992,000
(a)    Entravision Communications Corp.                                                           1,250,000     13,250,000
(a)    Fox Entertainment Group Inc., A                                                            1,350,000     29,713,500
(a)    Jack in the Box Inc.                                                                         550,000     13,530,000
       McClatchy Co., A                                                                             184,800      7,687,680
(a)    Pixar Inc.                                                                                   200,000      7,380,000
(a)    Ticketmaster Inc., B                                                                         519,400      7,084,616
(a)    Univision Communications Inc., A                                                           1,000,000     25,000,000
       The Walt Disney Co.                                                                          473,200      8,796,788
                                                                                                               -----------
                                                                                                               133,434,584
                                                                                                               -----------

       DISTRIBUTION SERVICES 1.6%
       McKesson Corp.                                                                               750,000     27,742,500
                                                                                                               -----------

       ELECTRONIC TECHNOLOGY 17.8%
(a)    Agilent Technologies Inc.                                                                    300,000      6,681,000
(a)    Apple Computer Inc.                                                                          250,000      4,390,000
(a)    Applied Materials Inc.                                                                       425,000     14,496,750
(a)    CisCo.Systems Inc.                                                                         1,000,000     16,920,000
(a)    Coherent Inc.                                                                                550,000     14,575,000
(a)    Flextronics International Ltd. (Singapore)                                                   700,000     13,930,000
       Intel Corp.                                                                                  650,000     15,873,000
(a)    International Rectifier Corp.                                                                400,000     14,044,000
(a)    Intersil Corp.                                                                               482,900     15,814,975
(a)    KLA-Tencor Corp.                                                                             450,000     18,387,000
(a)    Lam Research Corp.                                                                           900,000     17,064,000
       Linear Technology Corp.                                                                      400,000     15,520,000
(a)    Micrel Inc.                                                                                  500,000     12,575,000
(a)    Novellus Systems Inc.                                                                        425,000     14,037,750
(a)    Polycom Inc.                                                                                 550,000     16,489,000
(a)    Sanmina Corp.                                                                                600,000      9,084,000
(a)    Semtech Corp.                                                                                750,000     28,312,500

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                   SHARES/
FRANKLIN CALIFORNIA GROWTH FUND                                                                   WARRANTS       VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS (CONT.)
       ELECTRONIC TECHNOLOGY (CONT.)
(a)    Solectron Corp. ........................................................................     500,000   $  6,150,000
(a)    Sun Microsystems Inc. ..................................................................   1,000,000     10,150,000
(a)    Titan Corp. ............................................................................     520,000     13,587,600
(a)    ViaSat Inc. ............................................................................     500,000      7,405,000
(a)    Vitesse Semiconductor Corp. ............................................................     400,000      3,776,000
(a)    Xilinx Inc. ............................................................................     550,000     16,731,000
                                                                                                               -----------
                                                                                                               305,993,575
                                                                                                               -----------

       ENERGY MINERALS 2.1%
       ChevronTexaco Corp. ....................................................................     400,000     35,420,000
                                                                                                               -----------

       FINANCE 11.0%
       Charles Schwab Corp. ...................................................................   1,350,000     17,388,000
       City National Corp. ....................................................................     600,000     24,600,000
       Countrywide Credit Industries Inc. .....................................................     350,000     13,975,500
(a)    E*TRADE Group Inc. .....................................................................   2,400,000     15,672,000
       Golden State Bancorp Inc. ..............................................................   1,000,000     25,360,000
       The PMI Group Inc. .....................................................................     525,000     29,111,250
(a)    Silicon Valley Bancshares...............................................................   1,102,500     25,842,600
       UCBH Holdings Inc. .....................................................................     250,000      7,250,000
       Wells Fargo & Co. ......................................................................     750,000     29,625,000
                                                                                                               -----------
                                                                                                               188,824,350
                                                                                                               -----------

(a)    HEALTH SERVICES 4.5%
       Tenet Healthcare Corp. .................................................................     700,000     40,264,000
       Wellpoint Health Networks Inc. .........................................................     325,000     36,266,750
                                                                                                               -----------
                                                                                                                76,530,750
                                                                                                               -----------

       HEALTH TECHNOLOGY 17.0%
(a)    Abgenix Inc. ...........................................................................     500,000     14,895,000
(a)    Affymetrix Inc. ........................................................................     400,000     12,020,000
       Allergan Inc. ..........................................................................     300,000     21,537,000
(a)    Amgen Inc. .............................................................................     750,000     42,615,000
(a)    Arena Pharmaceuticals Inc. .............................................................     200,000      2,260,000
(a)    BioMarin Pharmaceutical Inc. ...........................................................     952,381     10,857,143
(a),(b)BioMarin Pharmaceutical Inc., wts., 5/16/04.............................................     142,857             --
(a)    Chiron Corp. ...........................................................................     311,000     16,738,020
(a)    COR Therapeutics Inc. ..................................................................     750,000     16,897,500
(a)    CV Therapeutics Inc. ...................................................................     250,000      9,860,000
(a)    Exelixis Inc. ..........................................................................     300,000      4,020,000
(a)    Genentech Inc. .........................................................................     650,000     33,962,500
(a)    IDEC Pharmaceuticals Corp. .............................................................     400,000     23,992,000
(a)    Inhale Therapeutic Systems Inc. ........................................................     474,912      8,310,960
(a)    Invitrogen Corp. .......................................................................     250,013     15,335,797
(a)    Molecular Devices Corp. ................................................................     275,000      4,452,250
(a)    SICOR Inc. .............................................................................     500,000      9,375,000
(a)    Thoratec Corp. .........................................................................     750,000     14,625,000
(a)    Watson Pharmaceuticals Inc. ............................................................     600,000     28,608,000
                                                                                                               -----------
                                                                                                               290,361,170
                                                                                                               -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                                   SHARES/
FRANKLIN CALIFORNIA GROWTH FUND                                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS (CONT.)
       INDUSTRIAL SERVICES .8%
       Granite Construction Inc. ..............................................................     525,000   $   13,072,500
                                                                                                              --------------

       NON-ENERGY MINERALS .6%
       Reliance Steel & Aluminum Co. ..........................................................     412,000        9,537,800
                                                                                                              --------------

       PRODUCER MANUFACTURING 2.3%
       Avery Dennison Corp. ...................................................................     300,000       13,890,000
(a)    Varian Inc. ............................................................................   1,000,000       25,340,000
                                                                                                              --------------
                                                                                                                  39,230,000
                                                                                                              --------------

       REAL ESTATE 5.7%
       Alexandria Real Estate Equities Inc. ...................................................     300,000       12,060,000
       AMB Property Corp. .....................................................................     750,000       18,232,500
       Arden Realty Inc. ......................................................................     550,000       13,546,500
(a)    Catellus Development Corp. .............................................................   1,200,000        2,640,000
       Essex Property Trust Inc. ..............................................................     400,000       18,740,000
       Health Care Property Investors Inc. ....................................................     400,000       14,888,000
                                                                                                              --------------
                                                                                                                  98,107,000
                                                                                                              --------------

       RETAIL TRADE 4.5%
(a)    Cost Plus Inc. .........................................................................     440,000        8,558,000
       GAP Inc. ...............................................................................   1,250,000       16,337,500
(a)    Safeway Inc. ...........................................................................     850,000       35,402,500
(a)    Williams-Sonoma Inc. ...................................................................     650,000       16,835,000
                                                                                                              --------------
                                                                                                                  77,133,000
                                                                                                              --------------

       TECHNOLOGY SERVICES 5.5%
       Adobe Systems Inc. .....................................................................     300,000        7,920,000
(a)    Cadence Design Systems Inc. ............................................................     800,000       16,912,000
(a)    Intuit Inc. ............................................................................     500,000       20,110,000
(a)    Liberate Technologies Inc. .............................................................     800,000        7,904,000
(a)    Macrovision Corp. ......................................................................     225,000        5,537,250
(a)    Mercury Interactive Corp. ..............................................................     331,200        7,889,184
(a)    NetIQ Corp. ............................................................................     177,900        5,007,885
(a)    Openwave Systems Inc. ..................................................................     225,000        1,739,250
(a)    PeopleSoft Inc. ........................................................................     400,000       11,908,000
(a)    VeriSign Inc. ..........................................................................      50,000        1,935,500
(a)    VERITAS Software Corp. .................................................................     300,000        8,514,000
                                                                                                              --------------
                                                                                                                  95,377,069
                                                                                                              --------------

       TRANSPORTATION 1.6%
       Expeditors International of Washington Inc. ............................................     600,000       27,120,000
                                                                                                              --------------

       UTILITIES 2.4%
       American States Water Co. ..............................................................     165,000        5,511,000
       California Water Service Group. ........................................................     180,000        4,546,800
(a)    Calpine Corp. ..........................................................................   1,250,000       30,937,500
                                                                                                              --------------
                                                                                                                  40,995,300
                                                                                                              --------------
       TOTAL COMMON STOCKS AND WARRANTS (COST $1,582,665,614)..................................                1,624,019,098
                                                                                                              --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


                                                                                                   SHARES/
FRANKLIN CALIFORNIA GROWTH FUND                                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------
       PREFERRED STOCKS 1.4%
(a),(b)ELECTRONIC TECHNOLOGY
       Anda Networks Inc., pfd., D..........................................................        145,772   $      218,658
       Kestrel Solutions Inc., pfd., D......................................................        124,712          224,482
                                                                                                              --------------
                                                                                                                     443,140
                                                                                                              --------------

(a),(b)HEALTH TECHNOLOGY 1.4%
       Fibrogen Inc., pfd., E...............................................................      2,227,171        9,999,998
       Masimo Corp., pfd., F................................................................        772,727        4,249,999
       Pro*duct Health Inc., pfd. C.........................................................      2,028,398       10,000,002
                                                                                                              --------------
                                                                                                                  24,249,999
                                                                                                              --------------
       TOTAL PREFERRED STOCKS (COST $32,124,994)............................................                      24,693,139
                                                                                                              --------------

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
       CONVERTIBLE BONDS 1.0%
       ELECTRONIC TECHNOLOGY .1%
       Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05.......................................      $ 790,000          916,400
                                                                                                              --------------
       HEALTH TECHNOLOGY .9%
       ICN Pharmaceuticals Inc., cvt., 144A, 6.50%, 7/15/08.................................      9,600,000        9,360,000
       Intermune Inc., cvt., 5.75%, 7/15/06.................................................      4,190,000        5,646,025
                                                                                                              --------------
                                                                                                                  15,006,025
                                                                                                              --------------
       TOTAL CONVERTIBLE BONDS (COST $14,913,822)...........................................                      15,922,425
                                                                                                              --------------
       TOTAL LONG TERM INVESTMENTS (COST $1,629,704,430) 97.2%..............................                   1,664,634,662
                                                                                                              --------------

       SHORT TERM INVESTMENTS 2.9%
(c)    Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $50,423,733).....     50,423,733       50,423,733
                                                                                                              --------------

       TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,680,128,163) 100.1% .........                   1,715,058,395
                                                                                                              --------------

(d)    REPURCHASE AGREEMENTS 4.4%
       Bear, Stearns & Co. Inc., 2.64%, 11/01/01, (Maturity Value $15,002,200)
         Collateralized by U.S. Treasury Bills, Notes, and Bonds.............................    15,001,100       15,001,100
       Credit Suisse First Boston Corp., 2.64%, 11/01/01, (Maturity Value $15,002,200)
         Collateralized by U.S. Government Agency Securities.................................    15,001,100       15,001,100
       Goldman Sachs & Co., 2.63%, 11/01/01, (Maturity Value $15,002,192)
         Collateralized by U.S. Treasury Notes and U.S. Government Agency Securities.........    15,001,096       15,001,096
       Lehman Brothers Inc., 2.62%, 11/01/01, (Maturity Value $15,673,281)
         Collateralized by U.S. Government Agency Securities.................................    15,672,141       15,672,141
       UBS Warburg LLC, 2.65%, 11/01/01, (Maturity Value $15,002,208)
         Collateralized by U.S. Government Agency Securities.................................    15,001,104       15,001,104
                                                                                                              --------------
       TOTAL REPURCHASE AGREEMENTS (COST $75,676,541)........................................                     75,676,541
                                                                                                              --------------
       TOTAL INVESTMENTS (COST $1,755,804,074) 104.5%........................................                  1,790,734,936
       OTHER ASSETS, LESS LIABILITIES (4.5)%.................................................                    (77,856,416)
                                                                                                              --------------
       NET ASSETS 100.0%.....................................................................                 $1,712,878,520
                                                                                                              ==============

a    Non-income producing

b    See Note 6 regarding restricted securities.

c    See Note 3 regarding investment in the "Sweep Money Fund."

d    See Note 1(d) regarding securities lending.


54                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN LARGE CAP GROWTH FUND

                                                                             CLASS A
                                                         ---------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001    -------------------------------
                                                           (UNAUDITED)          2001              2000(d)
                                                         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                       $    11.53        $    14.85        $    10.00
                                                         ---------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 .02              (.05)             (.06)
  Net realized and unrealized gains (losses)                    (2.78)            (3.24)             4.91
                                                         ---------------------------------------------------
Total from investment operations                                (2.76)            (3.29)             4.85
                                                         ---------------------------------------------------
Less distributions from:
  Net investment income                                            --              (.01)               --(e)
  Net realized gains                                               --              (.02)               --
                                                         ---------------------------------------------------
Total distributions                                                --              (.03)               --
                                                         ---------------------------------------------------
Net asset value, end of period                             $     8.77        $    11.53        $    14.85
                                                         ===================================================

Total return(b)                                                (23.94)%          (22.17)%           48.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $   48,820        $   63,999        $   39,402
Ratios to average net assets:
  Expenses                                                       1.36%(c)          1.25%             1.23%(c)
  Expenses excluding waiver and payments by affiliate            1.39%(c)          1.27%             1.39%(c)
  Net investment income (loss)                                    .46%(c)          (.31)%            (.46)%(c)
Portfolio turnover rate                                         72.68%           106.17%            93.95%

a    Based on average shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

d    For the period June 7, 1999 (effective date) to April 30, 2000.

e    Includes distributions of net investment income in the amount of $.008.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)
FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                             CLASS B
                                                         ---------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001    -------------------------------
                                                           (UNAUDITED)          2001              2000(e)
                                                         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                     $    11.39        $    14.77        $    10.00
                                                         ---------------------------------------------------
Income from investment operations:
  Net investment loss(a)                                       (.01)             (.13)             (.13)
  Net realized and unrealized gains (losses)                  (2.74)            (3.23)             4.90
                                                         ---------------------------------------------------
Total from investment operations                              (2.75)            (3.36)             4.77
                                                         ---------------------------------------------------

Less distributions from:
  Net investment income                                          --                --(d)             --
  Net realized gains                                             --              (.02)               --
                                                         ---------------------------------------------------
Net asset value, end of period                           $     8.64        $    11.39        $    14.77
                                                         ===================================================

Total return(b)                                              (24.14)%          (22.76)%           47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                        $    6,314        $    8,294        $    4,502
Ratios to average net assets:
  Expenses                                                     2.01%(c)          1.89%             1.84%(c)
  Expenses excluding waiver and payments by affiliate          2.04%(c)          1.91%             2.00%(c)
  Net investment loss                                         (.20)%(c)          (.94)%           (1.06)%(c)
Portfolio turnover rate                                       72.68%           106.17%            93.95%

a    Based on average shares outstanding.

b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

d    Includes distributions of net investment income in the amount of $.003.

e    For the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)
FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                             CLASS C
                                                         ---------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001    -------------------------------
                                                           (UNAUDITED)          2001              2000(d)
                                                         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                       $    11.40        $    14.77        $    10.00
                                                         ---------------------------------------------------
Income from investment operations:
  Net investment loss(a)                                         (.01)             (.13)             (.14)
  Net realized and unrealized gains (losses)                    (2.74)            (3.22)             4.91
                                                         ---------------------------------------------------
Total from investment operations                                (2.75)            (3.35)             4.77
                                                         ---------------------------------------------------
Less distributions from net realized gains                         --              (.02)               --
                                                         ---------------------------------------------------
Net asset value, end of period                             $     8.65        $    11.40        $    14.77
                                                         ===================================================

Total return(b)                                                (24.12)%          (22.71)%           47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $   40,255        $   55,071        $   35,345
Ratios to average net assets:
  Expenses                                                       2.01%(c)          1.89%             1.90%(c)
  Expenses excluding waiver and payments by affiliate            2.04%(c)          1.91%             2.06%(c)
  Net investment loss                                            (.21)%(c)         (.96)%           (1.13)%(c)
Portfolio turnover rate                                         72.68%           106.17%            93.95%

a    Based on average shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

d    For the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                             ADVISOR CLASS
                                                         ---------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED APRIL 30,
                                                         OCTOBER 31, 2001    -------------------------------
                                                           (UNAUDITED)          2001              2000(e)
                                                         ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                     $    11.58        $    14.88        $    10.00
                                                         ---------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a)                                .05                --(d)           (.01)
 Net realized and unrealized gains (losses)                   (2.80)            (3.26)             4.91
                                                         ---------------------------------------------------
Total from investment operations                              (2.75)            (3.26)             4.90
                                                         ---------------------------------------------------
Less distributions from:
 Net investment income                                           --              (.02)             (.02)
 Net realized gains                                              --              (.02)               --
                                                         ---------------------------------------------------
Total distributions                                              --              (.04)             (.02)
                                                         ---------------------------------------------------
Net asset value, end of period                           $     8.83        $    11.58        $    14.88
                                                         ===================================================

Total return(b)                                              (23.75)%          (21.95)%           49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                        $    9,425        $   17,771        $   19,902
Ratios to average net assets:
 Expenses                                                      1.00%(c)           .90%              .90%(c)
 Expenses excluding waiver and payments by affiliate           1.03%(c)           .92%             1.06%(c)
 Net investment income (loss)                                   .88%(c)           .01%             (.06)%(c)
Portfolio turnover rate                                       72.68%           106.17%            93.95%

a    Based on average shares outstanding.

b    Total return is not annualized for periods less than one year.

c    Annualized

d    Includes net investment income in the amount of $.001.

e    For the period June 7, 1999 (effective date) to April 30, 2000.


58                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)


FRANKLIN LARGE CAP GROWTH FUND                                                                     SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 93.3%

       COMMERCIAL SERVICES .7%
(a)    Sungard Data Systems Inc.                                                                     30,000   $    756,000
                                                                                                              ------------

       COMMUNICATIONS 3.6%
(a)    Nextel Communications Inc., A                                                                 85,000        675,750
       SBC Communications Inc.                                                                       45,000      1,714,950
       Sprint Corp. (FON Group)                                                                      70,000      1,400,000
                                                                                                              ------------
                                                                                                                 3,790,700
                                                                                                              ------------

       CONSUMER NON-DURABLES 4.8%
       Anheuser-Busch Cos. Inc.                                                                      35,000      1,458,100
       Coca-Cola Co.                                                                                 20,000        957,600
       Estee Lauder Cos. Inc., A                                                                     25,000        806,250
       Kimberly-Clark Corp.                                                                          15,000        832,650
       Philip Morris Cos. Inc.                                                                       20,000        936,000
                                                                                                              ------------
                                                                                                                 4,990,600
                                                                                                              ------------

       CONSUMER SERVICES 9.6%
(a)    AOL Time Warner Inc.                                                                          54,000      1,685,340
(a)    Clear Channel Communications Inc.                                                             35,000      1,334,200
(a)    Comcast Corp., A                                                                              40,000      1,433,600
(a)    eBay Inc.                                                                                     16,000        839,680
(a)    Fox Entertainment Group Inc., A                                                               35,500        781,355
       McDonald's Corp.                                                                              10,000        260,700
(a)    Univision Communications Inc., A                                                              66,000      1,650,000
(a)    Viacom Inc., B                                                                                33,000      1,204,830
       The Walt Disney Co.                                                                           50,000        929,500
                                                                                                              ------------
                                                                                                                10,119,205
                                                                                                              ------------

       DISTRIBUTION SERVICES 2.5%
(a)    AmeriSourceBergen Corp.                                                                       30,000      1,906,800
(a)    Andrx Group                                                                                    6,000        389,580
       McKesson Corp.                                                                                10,000        369,900
                                                                                                              ------------
                                                                                                                 2,666,280
                                                                                                              ------------

       ELECTRONIC TECHNOLOGY 19.4%
       Adobe System Inc.                                                                             15,000        396,000
(a)    Agere Systems Inc., A                                                                         80,000        368,000
(a)    Agilent Technologies Inc.                                                                     35,000        779,450
(a)    Applied Materials Inc.                                                                        20,000        682,200
       Boeing Co.                                                                                     9,000        293,400
(a)    Celestica Inc.(Canada)                                                                        30,000      1,029,600
(a)    CIENA Corp.                                                                                   11,000        178,860
(a)    Cisco Systems Inc.                                                                            63,100      1,067,652
       Compaq Computer Corp.                                                                        110,000        962,500
(a)    Comverse Technology Inc.                                                                      12,100        227,601
       General Dynamics Corp.                                                                        13,000      1,060,800
       Intel Corp.                                                                                   79,400      1,938,948
       International Business Machines Corp.                                                         15,000      1,621,050
(a)    Jabil Circuit Inc.                                                                            51,000      1,081,200
(a)    KLA-Tencor Corp.                                                                              15,000        612,900
       Lockheed Martin Corp.                                                                         11,900        580,363

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

FRANKLIN LARGE CAP GROWTH FUND                                                                     SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       ELECTRONIC TECHNOLOGY (CONT.)
(a)    Micron Technology Inc.                                                                        44,000   $  1,001,440
       Nokia Corp., ADR (Finland)                                                                    60,000      1,230,600
(a)    Novellus Systems Inc.                                                                         35,900      1,185,777
(a)    PMC-Sierra Inc. (Canada)                                                                      21,600        350,568
(a)    QUALCOMM Inc.                                                                                  9,000        442,080
       Raytheon Co.                                                                                   7,200        232,200
(a)    Sun Microsystems Inc.                                                                         80,000        812,000
       Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)                                    100,000      1,291,000
(a)    Xilinx Inc.                                                                                   30,000        912,600
                                                                                                              ------------
                                                                                                                20,338,789
                                                                                                              ------------

       ENERGY MINERALS 1.4%
       Devon Energy Corp.                                                                            19,900        762,170
       Petroleo Brasileiro SA, ADR, pfd. (Brazil)                                                    40,000        768,000
                                                                                                              ------------
                                                                                                                 1,530,170
                                                                                                              ------------

       FINANCE 10.7%
       AFLAC Inc.                                                                                    35,000        856,100
       Bank of New York Co. Inc.                                                                     19,900        676,799
       Charles Schwab Corp.                                                                         103,000      1,326,640
       Citigroup Inc.                                                                                45,000      2,048,400
       Fifth Third Bancorp                                                                           30,000      1,692,600
       Goldman Sachs Group Inc.                                                                      22,000      1,719,520
       Hartford Financial Services Group Inc.                                                        17,200        928,800
       Lehman Brothers Holdings Inc.                                                                 20,000      1,249,200
(a)    Principal Financial Group                                                                      4,600        103,500
       Wells Fargo & Co.                                                                             15,000        592,500
                                                                                                              ------------
                                                                                                                11,194,059
                                                                                                              ------------

(a)    HEALTH SERVICES 1.9%
       Tenet Healthcare Corp.                                                                        35,000      2,013,200
                                                                                                              ------------

       HEALTH TECHNOLOGY 16.2%
       Allergan Inc.                                                                                 13,000        933,270
       American Home Products Corp.                                                                  28,000      1,563,240
(a)    Amgen Inc.                                                                                    25,800      1,465,956
       Baxter International Inc.                                                                     20,000        967,400
(a)    Genentech Inc.                                                                                13,800        721,050
(a)    Genzyme Corp-General Division                                                                 17,000        917,150
(a)    IDEC Pharmaceuticals Corp.                                                                    15,000        899,700
(a)    MedImmune Inc.                                                                                15,000        588,600
       Medtronic Inc.                                                                                15,000        604,500
       Pfizer Inc.                                                                                   53,175      2,228,033
       Pharmacia Corp.                                                                               59,000      2,390,680
(a)    Serono SA, ADR (Switzerland)                                                                  29,000        555,060
(a)    Shire Pharmaceuticals Group PLC, ADR (United Kingdom)                                         45,000      2,011,500
(a)    Watson Pharmaceuticals Inc.                                                                   23,300      1,110,944
                                                                                                              ------------
                                                                                                                16,957,083
                                                                                                              ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

FRANKLIN LARGE CAP GROWTH FUND                                                                     SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       INDUSTRIAL SERVICES 1.5%
       Enron Corp                                                                                    20,000   $    278,000
       Transocean Sedco Forex Inc                                                                    43,000      1,296,450
                                                                                                              ------------
                                                                                                                 1,574,450
                                                                                                              ------------

       NON-ENERGY MINERALS .9%
       Weyerhaeuser Co                                                                               18,000        898,380
                                                                                                              ------------

       PROCESS INDUSTRIES 1.0%
       Dow Chemical Co                                                                               30,000        997,500
                                                                                                              ------------

       PRODUCER MANUFACTURING 2.5%
       General Electric Co                                                                           39,000      1,419,990
       Tyco International Ltd                                                                        25,000      1,228,500
                                                                                                              ------------
                                                                                                                 2,648,490
                                                                                                              ============

       RETAIL TRADE 8.6%
(a)    Federated Department Stores Inc                                                               15,000        479,850
       GAP Inc                                                                                       36,000        470,520
       Home Depot Inc                                                                                50,000      1,911,500
(a)    The Kohl's Corp                                                                               16,000        889,760
       Radioshack Corp                                                                               20,000        499,800
(a)    Safeway Inc                                                                                   40,000      1,666,000
       Tiffany & Co                                                                                  10,000        233,900
       Walgreen Co                                                                                   40,000      1,295,200
       Wal-Mart Stores Inc                                                                           30,000      1,542,000
                                                                                                              ============
                                                                                                                 8,988,530
                                                                                                              ------------

(a)    TECHNOLOGY SERVICES 7.4%
       Accenture Ltd., A (Bermuda)                                                                   64,200      1,127,993
       Check Point Software Technologies Ltd. (Israel)                                               23,000        678,960
       Concord EFS Inc                                                                               70,000      1,915,900
       Microsoft Corp                                                                                40,000      2,326,000
       Oracle Corp                                                                                   55,000        745,800
       PeopleSoft Inc                                                                                 9,000        267,930
       VERITAS Software Corp                                                                         23,000        652,740
                                                                                                              ------------
                                                                                                                 7,715,323
                                                                                                              ------------

       UTILITIES .6%
(a)    AES Corp                                                                                      15,000        207,750
       Dynegy Inc                                                                                    12,000        430,800
                                                                                                              ------------
                                                                                                                   638,550
                                                                                                              ------------
       TOTAL COMMON STOCKS (COST $113,304,632)                                                                  97,817,309
                                                                                                              ------------

       SHORT TERM INVESTMENTS 6.8%
(b)    Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $7,098,715)            7,098,715      7,098,715
                                                                                                              ------------
       TOTAL INVESTMENTS (COST $120,403,347) 100.1%                                                            104,916,024
       OTHER ASSETS, LESS LIABILITIES (.1)%                                                                       (102,073)
                                                                                                              ------------

       NET ASSETS 100.0%                                                                                      $104,813,951
                                                                                                              ============

a    Non-income producing

b    See Note 3 regarding investment in the "Sweep Money Fund."

                       See notes to financial statements.                     61

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL CAP GROWTH FUND II


                                                                 CLASS A
                                                   ----------------------------------
                                                   SIX MONTHS ENDED      YEAR ENDED
                                                   OCTOBER 31, 2001    --------------
                                                      (UNAUDITED)      APRIL 30, 2001
                                                   ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                 $ 10.27          $ 10.00
                                                   ----------------------------------
Income from investment operations:
  Net investment loss(a)                                (.03)            (.04)
  Net realized and unrealized gains (losses)           (1.65)             .31
                                                   ----------------------------------
Total from investment operations                       (1.68)             .27
                                                   ----------------------------------
Net asset value, end of period                       $  8.59          $ 10.27
                                                   ==================================

Total return(b)                                       (16.36)%           2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $   724,981       $456,452
Ratios to average net assets:
  Expenses                                                  1.27%(c)       1.32%
  Net investment loss                                       (.56)%(c)      (.36)%
Portfolio turnover rate                                    20.86%         74.97%

a    Based on average shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                    CLASS B
                                                     -----------------------------------
                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     OCTOBER 31, 2001    --------------
                                                       (UNAUDITED)       APRIL 30, 2001
                                                     -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                   $   10.20            $  10.00
                                                     ---------------------------------
Income from investment operations:
  Net investment loss (a)                                   (.06)               (.11)
  Net realized and unrealized gains (losses)               (1.63)                .31
                                                     ---------------------------------
Total from investment operations                           (1.69)                .20
                                                     ---------------------------------
Net asset value, end of period                         $    8.51            $  10.20
                                                     =================================

Total return(b)                                           (16.57)%              2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $ 114,977            $104,640
Ratios to average net assets:
  Expenses                                                  1.92%(c)            1.97%
  Net investment loss                                      (1.20)%(c)          (1.03)%
Portfolio turnover rate                                    20.86%              74.97%

a    Based on average shares outstanding.

b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                    CLASS C
                                                     -----------------------------------
                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     OCTOBER 31, 2001     --------------
                                                       (UNAUDITED)        APRIL 30, 2001
                                                     -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                   $  10.21          $  10.00
                                                     -----------------------------------
Income from investment operations:
  Net investment loss(a)                                   (.06)             (.11)
  Net realized and unrealized gains (losses)              (1.63)              .32
                                                     -----------------------------------
Total from investment operations                          (1.69)              .21
                                                     -----------------------------------
Net asset value, end of period                         $   8.52          $  10.21
                                                     ===================================

Total return(b)                                          (16.55)%            2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $188,471          $158,053
Ratios to average net assets:
  Expenses                                                 1.92%(c)          1.97%
  Net investment loss                                     (1.20)%(c)        (1.03)%
Portfolio turnover rate                                   20.86%            74.97%

a    Based on average shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c    Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                ADVISOR CLASS
                                                     ------------------------------------
                                                     SIX MONTHS ENDED        YEAR ENDED
                                                     OCTOBER 31, 2001      --------------
                                                        (UNAUDITED)        APRIL 30, 2001
                                                     ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                   $  10.31          $ 10.00
                                                     ------------------------------------
Income from investment operations:
  Net investment loss(a)                                   (.01)            (.01)
  Net realized and unrealized gains (losses)              (1.66)             .32
                                                     ------------------------------------
Total from investment operations                          (1.67)             .31
                                                     ------------------------------------
Net asset value, end of period                         $   8.64          $ 10.31
                                                     ====================================

Total return(b)                                          (16.20)%           3.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $102,385          $55,606
Ratios to average net assets:
  Expenses                                                  .92%(c)          .97%
  Net investment loss                                      (.18)%(c)        (.05)%
Portfolio turnover rate                                   20.86%           74.97%

a    Based on average shares outstanding.

b    Total return is not annualized for periods less than one year.

c    Annualized


                       See notes to financial statements.                     65

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)

     FRANKLIN SMALL CAP GROWTH FUND II                                                                 SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 86.8%
  (a)COMMERCIAL SERVICES 3.2%
     DigitalThink Inc. ....................................................................            945,100         $ 7,825,428
     ProBusiness Services Inc. ............................................................            772,000          13,494,560
     Resources Connection Inc. ............................................................            670,000          14,934,300
                                                                                                                       ------------
                                                                                                                        36,254,288
                                                                                                                       ------------
  (a)COMMUNICATIONS .6%
     Leap Wireless International Inc. .....................................................            457,300           6,800,051
                                                                                                                       ------------
  (a)CONSUMER DURABLES .2%
     WMS Industries Inc. ..................................................................            135,000           2,423,250
                                                                                                                       ------------
  (a)CONSUMER SERVICES 5.0%
  (b)Acme Communications Inc. .............................................................            865,000           4,108,750
     Argosy Gaming Co. ....................................................................            150,000           4,354,500
     CEC Entertainment Inc. ...............................................................            374,400          14,504,256
     Entravision Communications Corp. .....................................................          1,200,000          12,720,000
     Jack in the Box Inc. .................................................................            500,000          12,300,000
     Princeton Review Inc. ................................................................            200,000           1,280,000
     Station Casinos Inc. .................................................................            850,000           6,978,500
                                                                                                                       ------------
                                                                                                                        56,246,006
                                                                                                                       ------------
     ELECTRONIC TECHNOLOGY 29.3%
  (a)Advanced Digital Information Corp. ...................................................          1,077,500          16,097,850
  (a)Advanced Energy Industries Inc. ......................................................            500,000          10,045,000
  (a)Advanced Fibre Communications Inc. ...................................................          1,100,000          20,493,000
  (a)Anaren Microwave Inc. ................................................................            826,800          12,641,772
  (a)Avocent Corp. ........................................................................            849,999          15,860,981
  (a)AXT Inc. .............................................................................            181,200           1,978,704
  (a)Caliper Technologies Corp. ...........................................................            160,000           1,931,200
(a,b)Catapult Communications Corp. ........................................................            856,800          19,406,520
  (a)Credence Systems Corp. ...............................................................            700,000           9,520,000
     CTS Corp. ............................................................................            240,000           3,876,000
  (a)DDI Corp. ............................................................................          1,100,000           9,933,000
  (a)EMCORE Corp. .........................................................................            475,000           5,301,000
  (a)Integrated Circuit Systems Inc. ......................................................          1,210,000          20,582,100
  (a)Intersil Corp. .......................................................................            300,000           9,825,000
  (a)Ixia .................................................................................            607,900           6,109,395
  (a)Maxtor Corp. .........................................................................          1,401,296           6,866,350
  (a)McDATA Corp.,A .......................................................................            350,000           5,148,500
  (a)Nanometrics Inc. .....................................................................            115,000           2,282,750
  (a)Oak Technology Inc. ..................................................................             50,000             499,500
  (a)Plexus Corp. .........................................................................            400,000          10,000,000
  (a)Powerwave Technologies Inc. ..........................................................          1,244,600          19,042,380
(a,b)Rudolph Technologies Inc. ............................................................          1,000,000          25,300,000
  (a)Semtech Corp. ........................................................................            900,000          33,975,000
  (a)Sierra Wireless Inc. (Canada) ........................................................            735,200           9,792,864
  (a)Siliconware Precision Industries Co. Ltd., ADR (Taiwan) ..............................            200,000             510,000
  (a)Sirenza Microdevices Inc. ............................................................            790,900           2,807,695

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL CAP GROWTH FUND II                                                                SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC TECHNOLOGY (CONT.)
  (a)Trimble Navigation Ltd. ..............................................................           500,000         $  8,800,000
  (a)Varian Semiconductor Equipment Associates Inc.                                                 1,225,000           36,799,000
  (a)Western Multiplex Corp. ..............................................................         1,359,400            5,301,660
                                                                                                                       ------------
                                                                                                                       330,727,221
                                                                                                                       ------------
  (a)ENERGY MINERALS 3.1%
     Chesapeake Energy Corp. ..............................................................           800,000            5,800,000
     Spinnaker Exploration Co. ............................................................           175,000            7,679,000
     Stone Energy Corp. ...................................................................           350,000           13,842,500
     Swift Energy Co. .....................................................................           350,000            8,277,500
                                                                                                                       ------------
                                                                                                                        35,599,000
                                                                                                                       ------------
     FINANCE 4.7%
  (a)Blackrock Inc. .......................................................................           160,000            6,920,000
  (a)Boardwalk Equities Inc. (Canada) .....................................................           179,400            1,239,654
     Investors Financial Services Corp. ...................................................            90,000            4,761,000
  (a)Knight Trading Group Inc. ............................................................         1,000,000            9,830,000
     Reinsurance Group of America Inc. ....................................................           368,400           11,630,388
  (a)Security Capital Group Inc., B .......................................................           450,000            8,415,000
  (a)Silicon Valley Bancshares ............................................................           150,000            3,516,000
     Vesta Insurance Group Inc. ...........................................................           497,800            6,341,972
                                                                                                                       ------------
                                                                                                                        52,654,014
                                                                                                                       ------------
  (a)HEALTH SERVICES .9%
     PDI Inc. .............................................................................           350,000            9,796,500
                                                                                                                       ------------
     HEALTH TECHNOLOGY 5.6%
     Alpharma Inc., A .....................................................................         1,000,000           27,700,000
  (a)Aspect Medical Systems Inc. ..........................................................            20,000              180,800
  (a)Digene Corp. .........................................................................           120,000            4,254,000
  (a)Integra LifeSciences Holdings Corp. ..................................................           100,700            2,960,580
  (a)North American Scientific Inc. .......................................................           132,000            1,194,600
  (a)Ortec International Inc. .............................................................           429,144            2,021,268
  (a)Packard BioScience Co. ...............................................................           550,000            4,367,000
  (a)Titan Pharmaceuticals Inc. ...........................................................           375,000            2,681,250
  (a)Trimeris Inc. ........................................................................           105,500            4,188,456
  (a)Varian Medical Systems Inc. ..........................................................           201,000           13,487,100
  (a)Ventana Medical Systems Inc. .........................................................            13,200              279,708
                                                                                                                       ------------
                                                                                                                        63,314,762
                                                                                                                       ------------
  (a)INDUSTRIAL SERVICES 2.2%
     Cal Dive International Inc. ..........................................................           450,000            9,400,500
     Patterson UTI Energy Inc. ............................................................           700,000           12,614,000
     Superior Energy Services Inc. ........................................................           300,000            2,370,000
                                                                                                                       ------------
                                                                                                                        24,384,500
                                                                                                                       ------------
     NON-ENERGY MINERALS 2.0%
     Reliance Steel & Aluminum Co. ........................................................           419,800            9,718,370
  (a)Stillwater Mining Co. ................................................................           850,000           13,251,500
                                                                                                                       ------------
                                                                                                                        22,969,870
                                                                                                                       ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL CAP GROWTH FUND II                                                                SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PROCESS INDUSTRIES 5.4%
  (a)Bunge Ltd. ...........................................................................           424,000         $  7,470,880
     Cambrex Corp. ........................................................................           240,000            8,880,000
  (a)CUNO Inc. ............................................................................           250,000            6,485,000
     Domtar Inc. (Canada) .................................................................           190,000            1,461,100
     Minerals Technologies Inc. ...........................................................           350,000           14,315,000
     Nova Chemicals Corp. (Canada) ........................................................           665,100           10,442,070
  (a)Pactiv Corp. .........................................................................           750,000           12,150,000
                                                                                                                      ------------
                                                                                                                        61,204,050
                                                                                                                      ------------
     PRODUCER MANUFACTURING 10.0%
  (a)Agco Corp. ...........................................................................           450,000            5,202,000
     C&D Technologies Inc. ................................................................           350,000            7,252,000
     Crane Co. ............................................................................           300,000            6,144,000
  (a)Gentex Corp. .........................................................................           787,500           18,742,500
  (a)Mettler-Toledo International Inc. (Switzerland) ......................................           450,000           20,659,500
     Oshkosh Truck Corp. ..................................................................           110,000            4,213,000
     Pentair Inc. .........................................................................           350,000           11,112,500
  (a)Power-One Inc. .......................................................................         1,100,000            8,701,000
     Roper Industries Inc. ................................................................           382,000           16,196,800
  (a)Varian Inc. ..........................................................................           600,000           15,204,000
                                                                                                                      ------------
                                                                                                                       113,427,300
                                                                                                                      ------------
     REAL ESTATE INVESTMENT TRUSTS .5%
     Colonial Properties Trust ............................................................           150,000            4,477,500
     Reckson Associates Realty Corp. ......................................................            50,000            1,150,000
                                                                                                                      ------------
                                                                                                                         5,627,500
                                                                                                                      ------------
  (a)RETAIL TRADE 1.9%
     Cost Plus Inc. .......................................................................           466,900            9,081,205
     Linens `n Things Inc. ................................................................           492,000            8,954,400
     Williams-Sonoma Inc. .................................................................           150,200            3,890,180
                                                                                                                      ------------
                                                                                                                        21,925,785
                                                                                                                      ------------
     TECHNOLOGY SERVICES 8.3%
  (a)Actuate Corp. ........................................................................           349,700            1,451,255
  (a)Bindview Development Corp. ...........................................................           750,000              855,000
  (a)Brio Technology Inc. .................................................................         1,000,000            1,370,000
  (a)Inforte Corp. ........................................................................           499,874            5,343,653
     Jack Henry & Associates Inc. .........................................................           800,000           19,728,000
  (a)Keane Inc. ...........................................................................           700,000            9,912,000
  (a)MatrixOne Inc. .......................................................................           342,500            1,883,750
  (a)Micromuse Inc. .......................................................................           700,000            6,475,000
  (a)National Instruments Corp. ...........................................................           721,300           20,780,653
  (a)Pegasus Solutions Inc. ...............................................................           350,000            3,587,500
  (a)Precise Software Solutions Ltd. (Israel) .............................................           450,000            8,599,500
  (a)Sapient Corp. ........................................................................           825,000            3,555,750
  (a)Verity Inc. ..........................................................................           125,000            1,327,500
  (a)webMethods Inc. ......................................................................           395,300            3,632,807
  (a)Wind River Systems Inc. ..............................................................           400,000            5,736,000
                                                                                                                      ------------
                                                                                                                        94,238,368
                                                                                                                      ------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL CAP GROWTH FUND II                                                                SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
    (a)TRANSPORTATION 3.9%
       Atlantic Coast Airlines Holdings Inc. ..............................................            950,000       $   17,841,000
       Forward Air Corp. ..................................................................          1,000,000           26,330,000
                                                                                                                     --------------
                                                                                                                         44,171,000
                                                                                                                     --------------
    (a)UTILITIES
       NewPower Holdings Inc. .............................................................            400,000              368,000
                                                                                                                     --------------
       TOTAL COMMON STOCKS (COST $1,136,172,757) ..........................................                             982,131,465
                                                                                                                     --------------
  (a,c)PREFERRED STOCK
       Micro Photonix Integration Corp., pfd., C (COST $600,888) ..........................             95,148              299,716
                                                                                                                     --------------
       TOTAL LONG TERM INVESTMENT (COST $1,136,773,645) ...................................                             982,431,181
                                                                                                                     --------------
    (d)SHORT TERM INVESTMENTS 12.9%
       Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $145,537,326) ..        145,537,326          145,537,326
                                                                                                                     --------------
       TOTAL SHORT TERM INVESTMENTS .......................................................                             145,537,326
                                                                                                                     --------------
       TOTAL INVESTMENTS (COST $1,282,310,971) 99.7% ......................................                           1,127,968,507
       OTHER ASSETS, LESS LIABILITIES .3% .................................................                               2,844,759
                                                                                                                     --------------
       NET ASSETS 100.0% ..................................................................                          $1,130,813,266
                                                                                                                     ==============

(a)Non-income producing.

(b)See Note 7 regarding holdings of 5% voting securities.

(c)See Note 6 regarding restricted securities.

(d)See Note 3 regarding investment in the "Sweep Money Fund."

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                                     CLASS A
                                              --------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                             YEAR ENDED APRIL 30,
                                              OCTOBER 31, 2001    ------------------------------------------------------------------
                                                 (UNAUDITED)          2001          2000         1999          1998         1997
                                              --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning of period .......    $      34.15      $    45.48    $     24.65   $    25.93    $    18.96   $    19.75
                                              --------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) .................             .01             .12            .09          .06           .07          .03
  Net realized and unrealized
    gains (losses) .........................           (6.95)         (10.98)         21.04        (1.02)         7.92          .04
                                              --------------------------------------------------------------------------------------
Total from investment operations ...........           (6.94)         (10.86)         21.13         (.96)         7.99          .07
                                              --------------------------------------------------------------------------------------
Less distributions from:
  Net investment income ....................              --            (.24)          (.04)        (.14)         (.09)        (.06)
  Net realized gains .......................              --            (.23)          (.26)        (.18)         (.93)        (.80)
                                              --------------------------------------------------------------------------------------
Total distributions ........................              --            (.47)          (.30)        (.32)        (1.02)        (.86)
                                              --------------------------------------------------------------------------------------
Net asset value, end of period .............    $      27.21      $    34.15    $     45.48   $    24.65    $    25.93   $    18.96
                                              ======================================================================================

Total return(b) ............................          (20.32)%        (24.00)%        85.97%       (3.44)%       43.09%         .14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........    $  7,381,865      $9,606,125    $11,199,559   $4,251,284    $3,957,972   $1,071,352
Ratios to average net assets:
  Expenses .................................             .89%(c)         .86%           .85%         .94%          .89%         .92%
  Net investment income ....................             .09%(c)         .29%           .24%         .30%          .32%         .10%
Portfolio turnover rate ....................         .21.10%           27.23%         24.67%       46.73%        42.97%       55.27%

(a)Based on average shares outstanding effective year ended April 30, 2000.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                                       CLASS C
                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                                 OCTOBER 31, 2001     --------------------------------------------------------------
                                                    (UNAUDITED)           2001          2000        1999        1998        1997
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $       33.41       $    44.58    $    24.32    $  25.59    $  18.78    $  19.66
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss(a) ......................            (.10)            (.19)         (.19)       (.09)       (.02)       (.05)
  Net realized and unrealized gains (losses) ..           (6.78)          (10.75)        20.71       (1.00)       7.76        (.03)
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............           (6.88)          (10.94)        20.52       (1.09)       7.74        (.08)
                                                 -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................              --               --          (.26)       (.18)       (.93)       (.80)
  Net realized gains ..........................              --             (.23)           --          --          --          --
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................              --             (.23)         (.26)       (.18)       (.93)       (.80)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................   $       26.53       $    33.41    $    44.58    $  24.32    $  25.59    $  18.78
                                                 ===================================================================================

Total return(b) ...............................          (20.59)%         (24.61)%       84.58%      (4.08)%     42.06%       (.65)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $     937,425       $1,263,169    $1,667,870    $764,715    $731,707    $146,164
Ratios to average net assets:
  Expenses ....................................            1.64%(c)         1.61%         1.60%       1.69%       1.64%       1.69%
  Net investment loss .........................           (.66)%(c)         (.45)%        (.52)%      (.44)%      (.42)%      (.70)%
Portfolio turnover rate .......................          21.10%            27.23%        24.67%      46.73%      42.97%      55.27%

(a)Based on average shares outstanding effective year ended April 30, 2000.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                                      ADVISOR CLASS
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                                   OCTOBER 31, 2001      -----------------------------------------------------------
                                                      (UNAUDITED)          2001        2000        1999        1998       1997(d)
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............  $      34.37          $  45.74    $  24.73    $  26.01    $  18.97    $ 20.48
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ......................           .05               .23         .18         .10         .09        .01
  Net realized and unrealized gains (losses) ....         (7.01)           (11.06)      21.15       (1.00)       8.01      (1.52)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................         (6.96)           (10.83)      21.33        (.90)       8.10      (1.51)
                                                   ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income .........................            --              (.31)       (.06)       (.20)       (.13)        --
  Net realized gains ............................            --              (.23)       (.26)       (.18)       (.93)        --
                                                   ---------------------------------------------------------------------------------
Total distributions .............................            --              (.54)       (.32)       (.38)      (1.06)        --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................  $      27.41          $  34.37    $  45.74    $  24.73    $  26.01    $ 18.97
                                                   =================================================================================

Total return(b) .................................        (20.25)%          (23.83)%     86.43%      (3.12)%     43.68%     (7.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............  $    271,131          $357,832    $436,864    $168,055    $118,683    $18,777
Ratios to average net assets:
  Expenses ......................................           .64%(c)           .61%        .60%        .69%        .64%       .69%(c)
  Net investment income .........................           .34%(c)           .54%        .49%        .56%        .58%       .30%(c)
Portfolio turnover rate .........................         21.10%            27.23%      24.67%      46.73%      42.97%     55.27%

(a)Based on average shares outstanding effective year ended April 30, 2000.

(b)Total return is not annualized for periods less than one year.

(c)Annualized

(d)For the period January 2, 1997 (effective date) to April 30, 1997.


72                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED)


     FRANKLIN SMALL-MID CAP GROWTH FUND                                                               SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 88.2%
     COMMERCIAL SERVICES 2.1%
  (a)Answerthink Inc. ...................................................................           1,000,000           $  3,770,000
  (a)Corporate Executive Board Co. ......................................................             559,800             17,113,086
  (a)DoubleClick Inc. ...................................................................           3,464,900             25,570,962
  (a)Hotjobs.com Ltd. ...................................................................             973,200              5,712,684
(a,b)Interep National Radio Sales Inc. ..................................................             480,400              1,945,620
  (a)Lamar Advertising Co., A ...........................................................             565,000             17,741,000
  (a)Learning Tree International Inc. ...................................................           1,064,000             22,386,560
  (a)Maximus Inc. .......................................................................             340,100             13,984,912
     Moody's Corp. ......................................................................             400,000             13,888,000
  (a)ProBusiness Services Inc. ..........................................................           1,062,200             18,567,256
  (a)Robert Half International Inc. .....................................................             800,000             16,504,000
  (a)Sungard Data Systems Inc. ..........................................................           1,000,000             25,200,000
                                                                                                                       -------------
                                                                                                                         182,384,080
                                                                                                                       -------------
     COMMUNICATIONS 3.8%
(a,b)Airgate PCS Inc. ...................................................................           1,069,700             55,046,762
  (a)Alamosa Holdings Inc. ..............................................................           1,815,200             25,558,016
(a,b)Alaska Communications Systems Holdings Inc. ........................................           2,411,700             16,954,251
  (a)Allegiance Telecom Inc. ............................................................             451,100              3,238,898
  (a)Broadwing Inc. .....................................................................           1,000,000              9,260,000
     CenturyTel Inc. ....................................................................             700,900             22,148,440
  (a)ITC Deltacom Inc. ..................................................................             978,700                636,155
  (a)Leap Wireless International Inc. ...................................................             279,800              4,160,626
  (a)Level 3 Communications Inc. ........................................................           1,203,300              4,139,352
  (a)McLeodUSA Inc. .....................................................................           2,302,000              1,726,500
  (a)Millicom International Cellular SA (Luxembourg) ....................................             837,000              9,248,850
  (a)Pinnacle Holdings Inc. .............................................................           1,727,200              1,036,320
(a,b)Rural Cellular Corp., A ............................................................             765,700             17,389,047
  (a)TeleCorp PCS Inc. ..................................................................           4,569,500             61,322,690
(a,b)UbiquiTel Inc. .....................................................................           3,925,700             35,920,155
  (a)US Unwired Inc., A .................................................................             695,000              8,395,600
  (a)Western Wireless Corp., A ..........................................................           1,619,200             47,232,064
                                                                                                                       -------------
                                                                                                                         323,413,726
                                                                                                                       -------------
  (a)CONSUMER DURABLES
     Meade Instruments Corp. ............................................................             672,200              3,253,448
                                                                                                                       -------------
     CONSUMER NON-DURABLES 2.1%
     Adolph Coors Co., B ................................................................           1,600,000             79,600,000
     Estee Lauder Cos. Inc., A ..........................................................             192,300              6,201,675
  (a)Jones Apparel Group Inc. ...........................................................             629,100             17,363,160
  (a)Suiza Foods Corp. ..................................................................             267,900             15,798,063
  (a)Tommy Hilfiger Corp. ...............................................................           3,227,200             37,080,528
     V.F. Corp. .........................................................................             100,000              3,322,000
     Wolverine World Wide Inc. ..........................................................           1,575,500             23,207,115
                                                                                                                       -------------
                                                                                                                         182,572,541
                                                                                                                       -------------
     CONSUMER SERVICES 5.5%
  (a)Brinker International Inc. .........................................................           1,400,800             35,580,320
  (a)Cox Radio Inc., A ..................................................................             361,458              7,843,639

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                  SHARES        VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     CONSUMER SERVICES (CONT.)
  (a)Cumulus Media Inc., A ..........................  1,181,800   $  7,870,788
  (a)DeVry Inc. .....................................  1,064,800     28,696,360
  (a)Entercom Communications Corp. ..................    683,000     23,017,100
  (a)Entravision Communications Corp. ...............  2,801,300     29,693,780
  (a)Harrah's Entertainment Inc. ....................  1,100,000     32,043,000
  (a)Hispanic Broadcasting Corp., A .................  3,903,700     65,426,012
  (a)Homestore.com Inc. .............................  1,203,450      6,185,733
(a,b)Insight Communications Inc., A .................  2,930,800     60,081,400
  (a)Jack in the Box Inc. ...........................  1,299,700     31,972,620
  (a)Mediacom Communications Corp., A ...............  2,711,400     36,386,988
  (a)MeriStar Hotels & Resorts Inc. .................  1,330,000        904,400
  (a)Radio One Inc. .................................    704,100      8,202,765
  (a)Radio One Inc., D ..............................    774,700      8,947,785
  (a)Sotheby's Holdings Inc., A .....................    375,000      5,010,000
     Starwood Hotels & Resorts Worldwide Inc. .......  1,200,000     26,448,000
  (a)Ticketmaster Inc., B ...........................  1,826,582     24,914,578
  (a)Univision Communications Inc.,A ................  1,308,900     32,722,500
  (a)XM Satellite Radio Holdings Inc. ...............    190,900      1,363,026
                                                                   -------------
                                                                    473,310,794
                                                                   -------------
  (a)DISTRIBUTION SERVICES .4%
     Andrx Group ....................................    200,000     12,986,000
     Performance Food Group Co. .....................    647,000     19,015,330
                                                                   -------------
                                                                     32,001,330
                                                                   -------------
     ELECTRONIC TECHNOLOGY 21.2%
  (a)Advanced Energy Industries Inc. ................  1,285,500     25,825,695
  (a)Advanced Fibre Communications Inc. .............  1,473,100     27,443,853
  (a)Aeroflex Inc. ..................................  1,174,000     17,222,580
  (a)Agere Systems Inc., A ..........................  4,100,000     18,860,000
  (a)Agilent Technologies Inc. ......................  1,618,700     36,048,449
  (a)Alpha Industries Inc. ..........................    887,700     20,665,656
  (a)Altera Corp. ...................................  1,120,000     22,624,000
  (a)Applied Micro Circuits Corp. ...................  1,380,900     15,231,327
  (a)Auspex Systems Inc. ............................  2,394,885      4,310,793
  (a)Avocent Corp. ..................................  1,242,236     23,180,124
  (a)Celestica Inc. (Canada) ........................    937,500     32,175,000
  (a)Centillium Communications Inc. .................    841,900      4,748,316
  (a)CIENA Corp. ....................................  1,861,900     30,274,494
  (a)Cirrus Logic Inc. ..............................  2,097,500     23,345,175
(a,b)Coherent Inc. ..................................  1,450,000     38,425,000
  (a)Credence Systems Corp. .........................  1,113,900     15,149,040
     CTS Corp. ......................................    384,900      6,216,135
  (a)DDI Corp. ......................................  1,053,000      9,508,590
  (a)DMC Stratex Networks Inc. ......................  1,339,200      7,298,640
  (a)EMCORE Corp. ...................................  1,579,500     17,627,220
  (a)Flextronics International Ltd. (Singapore) .....  2,969,630     59,095,637
  (a)FLIR Systems Inc. ..............................    628,600     29,116,752
  (a)Gemstar-TV Guide International Inc. ............  1,558,400     31,588,768


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
     FRANKLIN SMALL-MID CAP GROWTH FUND                  SHARES          VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC TECHNOLOGY (CONT.)
  (a)Handspring Inc. ................................    230,100  $      450,996
  (a)Harmonic Inc. ..................................    463,400       3,739,638
  (a)Integrated Circuit Systems Inc. ................  3,152,000      53,615,520
  (a)Integrated Device Technology Inc. ..............    900,000      25,065,000
  (a)Intersil Corp. .................................  1,700,100      55,678,275
  (a)Jabil Circuit Inc. .............................  1,800,000      38,160,000
  (a)KLA-Tencor Corp. ...............................  1,100,000      44,946,000
  (a)L-3 Communications Holdings Inc. ...............    641,900      55,761,853
  (a)Lam Research Corp. .............................  3,082,900      58,451,784
  (a)Lattice Semiconductor Corp. ....................    884,000      15,470,000
  (a)Lexmark International Inc. .....................  1,000,000      44,750,000
  (a)Micrel Inc. ....................................  3,622,000      91,093,300
  (a)Microchip Technology Inc. ......................    500,000      15,610,000
     Mirapoint Inc. .................................    682,128       1,978,171
  (a)Monolithic System Technology Inc. ..............    167,900       1,836,826
  (a)Nanometrics Inc. ...............................    536,900      10,657,465
  (a)Novellus Systems Inc. ..........................  2,375,100      78,449,553
  (a)ONI Systems Corp. ..............................  2,295,200      11,223,528
     PerkinElmer Inc. ...............................  1,371,600      36,909,756
  (a)Photronics Inc. ................................    587,500      14,581,750
  (a)Pinnacle Systems Inc. ..........................    825,000       3,555,750
  (a)PMC-Sierra Inc.(Canada) ........................  3,200,828      51,949,438
  (a)Polycom Inc. ...................................  2,163,800      64,870,724
  (a)Proxim Inc. ....................................    412,900       2,795,333
  (a)QLogic Corp. ...................................    466,200      18,344,970
  (a)Radiant Systems Inc. ...........................    282,600       1,867,986
  (a)Redback Networks Inc. ..........................  3,304,200      13,249,842
  (a)Sanmina Corp. ..................................  1,523,400      23,064,276
  (a)Semtech Corp. ..................................  1,836,200      69,316,550
  (a)Silicon Laboratories Inc. ......................    540,200      13,180,880
  (a)Synopsys Inc. ..................................  1,918,300      90,160,100
  (a)Tekelec ........................................  1,823,300      35,007,360
(a,b)Tektronix Inc. .................................  5,438,200     107,132,540
  (a)Triquint Semiconductor Inc. ....................  1,396,100      24,683,048
  (a)Varian Semiconductor Equipment Associates Inc. .    782,000      23,491,280
  (a)Veeco Instruments Inc. .........................    474,083      12,070,153
  (a)Vitesse Semiconductor Corp. ....................    748,800       7,068,672
  (a)Waters Corp. ...................................  2,333,500      82,815,915
  (a)Western Digital Corp. ..........................  2,001,200       6,704,020
                                                                  --------------
                                                                   1,825,739,496
                                                                  --------------
     ENERGY MINERALS 2.7%
     Cabot Oil & Gas Corp.,A ........................    341,400       8,227,740
  (a)Chesapeake Energy Corp. ........................  2,076,900      15,057,525
     Devon Energy Corp. .............................    589,988      22,596,540
  (a)Forest Oil Corp. ...............................    399,400      10,943,560
  (a)Newfield Exploration Co. .......................  1,687,000      58,724,470
  (a)Pure Resources Inc. ............................    668,450      11,831,565
  (a)Spinnaker Exploration Co. ......................    455,700      19,996,116

                                                                              75
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                SHARES         VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ENERGY MINERALS (CONT.)
  (a)Stone Energy Corp. ........................       566,374    $ 22,400,092
(a,b)Swift Energy Co. ..........................     1,326,366      31,368,556
  (a)Tom Brown Inc. ............................     1,329,900      31,053,165
                                                                  -------------
                                                                   232,199,329
                                                                  -------------
     FINANCE 9.4%
     A.G. Edwards Inc. .........................       200,000       7,908,000
  (a)Affiliated Managers Group Inc. ............       353,400      21,804,780
     Allied Capital Corp. ......................     1,771,500      39,894,180
  (a)Arch Capital Group Ltd. ...................       410,500       9,646,750
  (a)Bank United Corp. .........................     1,000,000          80,000
     City National Corp. .......................       327,900      13,443,900
     Commerce Bancorp Inc. .....................       185,400      13,534,200
  (a)Conseco Inc. ..............................     4,614,300      13,796,757
     Federated Investors Inc., B ...............     3,383,400      88,306,740
     Golden State Bancorp Inc. .................     2,000,000      50,720,000
  (a)Instinet Group Inc. .......................     2,065,100      19,824,960
  (a)Investment Technology Group Inc. ..........       411,208      26,485,907
  (a)Knight Trading Group Inc. .................     2,496,200      24,537,646
  (a)Labranche & Co. Inc. ......................     1,676,400      48,431,196
     Mutual Risk Management Ltd. (Bermuda) .....       990,900       9,066,735
     National Commerce Financial Corp. .........     2,968,000      67,522,000
  (a)Principal Financial Group .................       368,800       8,298,000
     Protective Life Corp. .....................       188,400       5,190,420
     Radian Group Inc. .........................     1,899,594      64,339,249
     Reinsurance Group of America Inc. .........     1,439,600      45,448,172
  (a)Security Capital Group Inc., B ............     2,921,492      54,631,900
(a,b)Silicon Valley Bancshares .................     2,840,000      66,569,600
     TCF Financial Corp. .......................     1,320,000      55,440,000
     Tucker Anthony Sutro Corp. ................       396,800       9,507,328
     Waddell & Reed Financial Inc., A ..........     1,232,900      31,426,621
     Wilmington Trust Corp. ....................       181,600      10,314,880
                                                                  -------------
                                                                   806,169,921
                                                                  -------------
  (a)HEALTH SERVICES 2.5%
     Alliance Imaging Inc. .....................       704,300       8,627,675
     American Dental Partners Inc. .............       266,200       2,129,600
     Anthem Inc. ...............................       216,000       9,046,080
     Beverly Enterprises Inc. ..................     2,131,800      15,967,182
     Caremark RX Inc. ..........................     2,386,700      31,981,780
     Community Health Systems Inc. .............       600,000      15,000,000
     Laboratory Corp. of America Holdings ......       442,400      38,134,880
     PAREXEL International Corp. ...............     1,000,000      14,930,000
     Pharmaceutical Product Development Inc. ...       809,200      21,581,364
     Renal Care Group Inc. .....................     1,303,800      40,939,320
     Triad Hospitals Inc. ......................       625,064      16,814,222
                                                                  -------------
                                                                   215,152,103
                                                                  -------------


76
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                 SHARES          VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HEALTH TECHNOLOGY 6.9%
  (a)Abgenix Inc. ................................     1,181,000    $ 35,181,990
  (a)Alexion Pharmaceuticals Inc. ................       451,800       7,775,478
  (a)Alkermes Inc. ...............................     1,103,000      28,291,950
     Alpharma Inc.,A .............................       733,800      20,326,260
  (a)American Medical Systems Holdings Ltd. ......       454,700       8,639,300
  (a)Aviron ......................................       610,000      20,313,000
  (a)Barr Laboratories Inc. ......................       114,500       8,335,600
  (a)Celgene Corp. ...............................       466,300      15,350,596
  (a)Cephalon Inc. ...............................        39,300       2,477,865
  (a)Cerus Corp. .................................       224,800      10,325,064
  (a)Collateral Therapeutics Inc. ................       312,000       2,421,120
  (a)COR Therapeutics Inc. .......................     1,291,800      29,104,254
  (a)Cubist Pharmaceuticals Inc. .................        68,400       2,756,520
  (a)CV Therapeutics Inc. ........................       305,400      12,044,976
(a,b)Epoch Biosciences Inc. ......................     1,346,300       3,675,399
  (a)Exelixis Inc. ...............................       543,900       7,288,260
  (a)Guilford Pharmaceuticals Inc. ...............       186,000       2,019,960
     ICN Pharmaceuticals Inc. ....................       450,000      10,894,500
  (a)Illumina Inc. ...............................       180,400       1,805,804
(a,b)Inhale Therapeutic Systems Inc. .............     3,751,732      65,655,310
  (a)Inspire Pharmaceuticals Inc. ................       263,000       3,077,100
  (a)Intermune Inc. ..............................       535,400      23,380,918
  (a)Invitrogen Corp. ............................       200,000      12,268,000
  (a)Ista Pharmaceuticals Inc. ...................       227,500         532,350
  (a)Ivax Corp. ..................................     1,702,000      34,976,100
  (a)Medicines Co. ...............................       308,000       2,165,240
  (a)MedImmune Inc. ..............................       200,000       7,848,000
  (a)Neurocrine Biosciences Inc. .................        92,000       3,870,440
  (a)NPS Pharmaceuticals Inc. ....................       540,300      19,521,039
  (a)OSI Pharmaceuticals Inc. ....................       633,700      28,947,416
  (a)Packard BioScience Co. ......................     2,188,400      17,375,896
  (a)Shire Pharmaceuticals Group PLC,
       ADR (United Kingdom) ......................       304,200      13,597,740
  (a)SICOR Inc. ..................................       541,500      10,153,125
  (a)SuperGen Inc. ...............................       444,300       4,545,189
  (a)Texas Biotechnology Corp. ...................     1,215,300       7,024,434
  (a)Titan Pharmaceuticals Inc. ..................       460,800       3,294,720
  (a)Varian Medical Systems Inc. .................       946,800      63,530,280
  (a)Ventana Medical Systems Inc. ................       744,300      15,771,717
  (a)Versicor Inc. ...............................       322,900       4,875,790
  (a)ViroPharma Inc. .............................       100,000       2,503,000
(a,b)Visible Genetics Inc. (Canada) ..............     1,206,000      17,499,060
  (a)Xoma Ltd. ...................................       100,000         747,000
                                                                    ------------
                                                                     592,187,760
                                                                    ------------
     INDUSTRIAL SERVICES 4.4%
  (a)Allied Waste Industries Inc. ................     1,761,500      17,474,080
(a,b)Atwood Oceanics Inc. ........................     1,216,600      37,118,466
(a,b)Core Laboratories NV (Netherlands) ..........     1,900,000      30,970,000
(a,b)Grey Wolf Inc. ..............................    11,445,600      33,077,784


                                                                              77
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                    SHARES       VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDUSTRIAL SERVICES (CONT.)
  (a)Hydril Co. .......................................    334,000  $  6,746,800
  (a)Oil States International Inc. ....................  1,276,200    11,421,990
  (a)Pride International Inc. .........................  2,840,600    36,530,116
  (a)Rowan Cos. Inc. ..................................  1,258,100    21,249,309
  (a)Superior Energy Services Inc. ....................  2,635,500    20,820,450
(a,b)Trico Marine Services Inc. .......................  2,757,500    17,703,150
(a,b)US Liquids Inc. ..................................  1,003,400     5,017,000
(a,b)Varco International Inc. .........................  5,678,281    85,174,215
  (a)Waste Connections Inc. ...........................    818,800    23,925,336
     Williams Cos. Inc. ...............................  1,010,914    29,185,087
                                                                    ------------
                                                                     376,413,783
                                                                    ------------
     NON-ENERGY MINERALS .4%
     Reliance Steel & Aluminum Co. ....................  1,345,000    31,136,750
                                                                    ------------
     PROCESS INDUSTRIES 1.1%
  (a)Bunge Ltd. .......................................  1,439,700    25,367,514
     Cabot Corp. ......................................     22,300       747,050
     Cambrex Corp. ....................................    653,000    24,161,000
     ChemFirst Inc. ...................................    547,500    11,179,950
  (a)CoorsTek Inc. ....................................    173,000     4,584,500
     Valspar Corp. ....................................    850,800    28,561,356
                                                                    ------------
                                                                      94,601,370
                                                                    ------------
     PRODUCER MANUFACTURING 4.0%
  (a)Active Power Inc. ................................    904,200     4,710,882
  (a)Cable Design Technologies Corp. ..................    700,000     8,946,000
  (a)Catalytica Energy Systems Inc. ...................    325,269     2,049,195
  (a)Gentex Corp. .....................................  2,156,200    51,317,560
  (b)Gibraltar Steel Corp. ............................  1,012,800    17,926,560
     ITT Industries Inc. ..............................    500,000    24,045,000
(a,b)Mettler-Toledo International Inc. (Switzerland) ..  2,931,600   134,589,756
  (a)Power-One Inc. ...................................  1,688,000    13,352,080
     Roper Industries Inc. ............................  1,224,340    51,912,016
  (a)Varian Inc. ......................................  1,302,300    33,000,282
  (a)Wilson Greatbatch Technologies Inc. ..............    114,000     3,277,500
                                                                    ------------
                                                                     345,126,831
                                                                    ------------
     REAL ESTATE 1.8%
     Alexandria Real Estate Equities Inc. .............    313,200    12,590,640
     Arden Realty Inc. ................................    428,100    10,544,103
     Brandywine Realty Trust ..........................    405,000     7,994,700
     Duke Realty Corp. ................................    680,200    15,678,610
     General Growth Properties Inc. ...................    746,400    27,333,168
     Glenborough Realty Trust Inc. ....................    815,600    14,183,284
     Innkeepers USA Trust .............................  1,124,600     7,793,478
     Liberty Property Trust ...........................    169,500     4,542,600
     MeriStar Hospitality Corp. .......................  1,276,000    12,122,000


78
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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND                    SHARES        VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     REAL ESTATE (CONT.)
     Reckson Associates Realty Corp. ..................  1,112,300  $ 25,582,900
     SL Green Realty Corp. ............................    668,700    19,940,634
                                                                    ------------
                                                                     158,306,117
                                                                    ------------
     RETAIL TRADE 1.8%
  (a)Bed Bath & Beyond Inc. ...........................    169,900     4,257,694
  (a)Dollar Tree Stores Inc. ..........................    513,508    11,538,525
     Family Dollar Stores Inc. ........................    494,000    14,256,840
  (a)Federated Department Stores Inc. .................    516,300    16,516,437
  (a)Kmart Corp. ......................................  4,568,600    28,005,518
     May Department Stores Co. ........................    281,200     8,843,740
  (a)The Men's Wearhouse Inc. .........................    544,800    10,825,176
     Pier 1 Imports Inc. ..............................  2,289,100    25,202,991
     Radioshack Corp. .................................    224,600     5,612,754
     Tiffany & Co. ....................................    500,000    11,695,000
  (a)Venator Group Inc. ...............................  1,000,000    14,500,000
                                                                    ------------
                                                                     151,254,675
                                                                    ------------
     TECHNOLOGY SERVICES 13.2%
  (a)Actuate Corp. ....................................  2,605,800    10,814,070
     Adobe Systems Inc. ...............................  1,700,000    44,880,000
  (a)Affiliated Computer Services Inc., A .............  2,765,800   243,528,690
  (a)Amdocs Ltd. ......................................    568,100    14,833,091
  (a)Art Technology Group Inc. ........................    829,400     1,351,922
  (a)Aspect Communications Corp. ......................  1,174,500     2,630,880
  (a)BEA Systems Inc. .................................  3,410,400    41,402,256
  (a)Bindview Development Corp. .......................  1,630,000     1,858,200
  (a)The Bisys Group Inc. .............................    181,600     9,446,832
(a,b)Brio Technology Inc. .............................  1,715,700     2,350,509
  (a)Check Point Software Technologies Ltd. (Israel) ..  1,749,000    51,630,480
  (a)CNET Networks Inc. ...............................  1,761,750     8,703,045
  (a)Concord EFS Inc. .................................  3,420,000    93,605,400
(a,b)Covansys Corp. ...................................  1,647,700    12,687,290
  (a)Cysive Inc. ......................................    821,600     1,840,384
  (a)Docent Inc. ......................................    475,700       832,475
  (a)Documentum Inc. ..................................  1,000,000    14,770,000
  (a)Embarcadero Technologies Inc. ....................    198,600     2,323,620
  (a)Entrust Inc. .....................................  1,307,200     5,882,400
  (a)H.T.E. Inc. ......................................    609,100     1,218,200
  (a)HNC Software Inc. ................................  1,390,700    24,059,110
  (a)i2 Technologies Inc. .............................  3,108,600    14,175,216
  (a)Informatica Corp. ................................  1,221,800    11,326,086
  (a)Internet Security Systems Inc. ...................    200,400     5,300,580
  (a)Intertrust Technologies Corp. ....................    346,000       432,500
  (a)Interwoven Inc. ..................................  2,788,800    20,386,128
  (a)Intuit Inc. ......................................  1,366,200    54,948,564
  (a)Liberate Technologies Inc. .......................  1,334,000    13,179,920
  (a)MatrixOne Inc. ...................................    564,500     3,104,750

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)


     FRANKLIN SMALL-MID CAP GROWTH FUND               SHARES          VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TECHNOLOGY SERVICES (CONT.)
  (a)Mercury Interactive Corp. ...................     962,800   $   22,933,896
  (a)Micromuse Inc. ..............................   2,071,400       19,160,450
  (a)Netiq Corp. .................................   1,006,300       28,327,345
  (a)NetScout Systems Inc. .......................     140,000          732,200
  (a)Nuance Communications Inc. ..................   1,148,700        9,270,009
  (a)Openwave Systems Inc. .......................     858,814        6,638,632
  (a)Overture Services Inc. ......................   2,531,800       66,712,930
  (a)Precise Software Solutions Ltd. (Israel) ....     501,000        9,574,110
(a,b)Predictive Systems Inc. .....................   2,051,300        2,625,664
  (a)Quest Software Inc. .........................   1,728,000       25,574,400
  (a)Retek Inc. ..................................   2,044,300       41,540,176
  (a)Roxio Inc. ..................................      44,935          576,516
(a,b)RSA Security Inc. ...........................   2,883,500       34,717,340
  (a)Sapient Corp. ...............................   4,361,000       18,795,910
  (a)Selectica Inc. ..............................     442,100        1,750,716
  (a)Serena Software Inc. ........................     770,400       12,449,664
  (a)SonicWALL Inc. ..............................   1,318,400       18,721,280
  (a)SpeechWorks International Inc. ..............     311,800        2,338,500
  (a)Tumbleweed Communications Corp. .............     723,700        2,207,285
  (a)ValiCert Inc. ...............................     479,500        1,333,010
  (a)VERITAS Software Corp. ......................     551,150       15,641,637
  (a)Verity Inc. .................................   1,572,200       16,696,764
  (a)Vignette Corp. ..............................   1,489,200        6,969,456
  (a)webMethods Inc. .............................     634,900        5,834,731
  (a)Wind River Systems Inc. .....................   3,532,524       50,656,394
                                                                 ---------------
                                                                  1,135,281,613
                                                                 ---------------
     TRANSPORTATION 3.4%
  (a)Alaska Air Group Inc. .......................     757,700       18,487,880
(a,b)Atlantic Coast Airlines Holdings Inc. .......   2,800,000       52,584,000
     C.H. Robinson Worldwide Inc. ................   2,551,200       68,295,624
  (b)Expeditors International of Washington Inc. .   2,929,300      132,404,360
  (a)Mesa Air Group Inc. .........................   1,065,900        5,702,565
     SkyWest Inc. ................................     645,100       11,805,330
                                                                 ---------------
                                                                    289,279,759
                                                                 ---------------
     UTILITIES 1.5%
(a,b)Aquila Inc. .................................   1,985,000       36,424,750
     Atmos Energy Corp. ..........................     994,700       21,435,785
     Northwestern Corp. ..........................     364,200        7,010,850
  (a)NRG Energy Inc. .............................   1,235,300       21,827,751
  (a)Orion Power Holdings Inc. ...................     899,500       23,216,095
     Sierra Pacific Resources ....................   1,097,200       15,920,372
                                                                 ---------------
                                                                    125,835,603
                                                                 ---------------
     TOTAL COMMON STOCKS (COST $8,216,995,167) ...                7,575,621,029
                                                                 ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

FRANKLIN SMALL-MID CAP GROWTH FUND                                                  SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS
    ELECTRONIC TECHNOLOGY
(c) 3Ware Inc., pfd., D .....................................................       855,446           $650,139
(c) Anda Networks Inc., pfd., D .............................................       364,431            546,647
(c) Kestrel Solutions Inc., pfd., D .........................................       239,831            431,696
                                                                                                   -----------
    TOTAL PREFERRED STOCKS (COST $12,895,820)                                                        1,628,482
                                                                                                   -----------
    CONVERTIBLE PREFERRED STOCKS .2%
    FINANCE .2%
    Washington Mutual Inc., 8.00%, cvt., pfd. (COST $10,320,000) ............       206,400         14,138,400
                                                                                                   -----------

                                                                                 PRINCIPAL
                                                                                   AMOUNT
                                                                                   ------
    CONVERTIBLE BONDS .2%
    COMMUNICATIONS
    Primus Telecommunications Group Inc., cvt., 5.75%, 2/15/07 ..............   $14,250,000          1,656,563
                                                                                                --------------
    ELECTRONIC TECHNOLOGY
    Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05 ..........................     3,830,000          4,442,800
                                                                                                --------------
    HEALTH TECHNOLOGY .2%
    Intermune Inc., cvt., 5.75%, 7/15/06 ....................................    11,000,000         14,822,499
                                                                                                --------------
    TOTAL CONVERTIBLE BONDS (COST $29,080,000) ..............................                       20,921,862
                                                                                                --------------
    TOTAL LONG TERM INVESTMENTS (COST $8,269,290,987) .......................                    7,612,309,773
                                                                                                --------------
    SHORT TERM INVESTMENTS 21.1%
    ELECTRONIC TECHNOLOGY
(b) 3Ware Inc., cvt., zero cpn., 12/18/01 ...................................       876,493            876,493
                                                                                                --------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 4.0%
    FNMA, 2.10%, 11/09/01 ...................................................   265,000,000        264,869,355
    FNMA, 2.10%, 11/15/01 ...................................................    80,000,000         79,930,960
                                                                                                --------------
                                                                                                   344,800,315
                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $345,687,493) ........................                      345,676,808
                                                                                                --------------

    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $8,614,978,480) ....                    7,957,986,581
                                                                                                --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (UNAUDITED) (CONT.)

                                                                                              PRINCIPAL
    FRANKLIN SMALL-MID CAP GROWTH FUND                                                         AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENTS 17.1%
(d) Joint Repurchase Agreement, 2.567%, 11/01/01, (Maturity Value $684,936,729) .........    $684,887,893         $684,887,893
    ABN AMRO Inc. (Maturity Value $57,313,973)
    Banc of America Securities LLC (Maturity Value $54,483,026)
    Barclays Capital Inc. (Maturity Value $57,313,973)
    Bear, Stearns & Co., Inc. (Maturity Value $57,313,973)
    BMO Nesbitt Burns Corp. (Maturity Value $57,313,973)
    BNP Paribas Securities Corp. (Maturity Value $57,313,973)
    Credit Suisse First Boston Corp. (Maturity Value $57,313,973)
    Deutsche Banc Alex Brown Inc. (Maturity Value $57,313,973)
    Dresdner Kleinwort Benson Wasserstein Securities LLC (Maturity Value $57,313,973)
    Morgan Stanley & Co. Inc. (Maturity Value $57,313,973)
    SG Cowen Securities Corp. (Maturity Value $57,313,973)
    UBS Warburg LLC (Maturity Value $57,313,973)
      Collateralized by U.S. Treasury Bills, Notes, and Bonds,
        and U.S. Government Agency Securities
(e) Bear, Stearns & Co. Inc., 2.64%, 11/01/01, (Maturity Value $100,014,667) ............     100,007,333          100,007,333
      Collateralized by U.S. Treasury Bills, Notes, and Bonds
(e) Credit Suisse First Boston Corp., 2.64%, 11/01/01, (Maturity Value $180,026,401) ....     180,013,200          180,013,200
      Collateralized by U.S. Government Agency Securities
(e) Deutsche Banc Alex Brown Inc., 2.62%, 11/01/01, (Maturity Value $532,078) ...........         532,039              532,039
      Collateralized by U.S. Government Agency Securities
(e) Goldman, Sachs & Co., 2.63%, 11/01/01, (Maturity Value $180,026,301) ................     180,013,150          180,013,150
      Collateralized by U.S. Treasury Notes and U.S. Government Agency Securities
(e) Lehman Brothers Inc., 2.62%, 11/01/01, (Maturity Value $141,907,653) ................     141,897,326          141,897,326
      Collateralized by U.S. Government Agency Securities
(e) UBS Warburg LLC, 2.65%, 11/01/01, (Maturity Value $180,026,501) .....................     180,013,250          180,013,250
                                                                                                                --------------
      Collateralized by U.S. Government Agency Securities
    TOTAL REPURCHASE AGREEMENTS (COST $1,467,364,191) ...................................                        1,467,364,191
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $10,082,342,671) 109.7% .....................................                        9,425,350,772
    OTHER ASSETS, LESS LIABILITIES (9.7)% ...............................................                         (834,928,785)
                                                                                                                --------------
    NET ASSETS 100.0% ...................................................................                       $8,590,421,987
                                                                                                                ==============

a      Non-income producing

b      See Note 7 regarding holdings of 5% voting securities.

c      See Note 6 regarding restricted securities.

d      See Note 1(c) regarding joint repurchase agreement.

e      See Note 1(d) regarding securities lending.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)

                                                        FRANKLIN            FRANKLIN             FRANKLIN
                                                        AGGRESSIVE          CALIFORNIA           LARGE CAP
                                                       GROWTH FUND         GROWTH FUND          GROWTH FUND
                                                    ---------------------------------------------------------
Assets:
   Investments in securities:
      Cost ....................................     $   186,619,376      $ 1,680,128,163      $   120,403,347
                                                    ---------------------------------------------------------
      Value ...................................         165,436,256        1,715,058,395          104,916,024
   Repurchase agreements, at value and cost ...                  --           75,676,541                   --
   Receivables:
      Investment securities sold ..............           2,074,149           30,119,339            1,771,694
      Capital shares sold .....................             135,583            1,699,492              119,218
      Dividends and interest ..................              19,390              787,335               34,308
      Affiliates ..............................              10,689                   --                   --
                                                    ---------------------------------------------------------
        Total assets ..........................         167,676,067        1,823,341,102          106,841,244
                                                    ---------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased .........           2,231,619           27,068,673            1,766,041
      Capital shares redeemed .................             230,278            5,242,245               75,445
      Affiliates ..............................             220,252            1,675,013              162,181
      Shareholders ............................              48,036              525,385               20,464
      Collateral on securities loaned (Note 1d)                  --           75,676,541                   --
Other liabilities .............................              29,012              274,725                3,162
                                                    ---------------------------------------------------------
            Total liabilities .................           2,759,197          110,462,582            2,027,293
                                                    ---------------------------------------------------------
              Net assets, at value ............     $   164,916,870      $ 1,712,878,520      $   104,813,951
                                                    =========================================================
Net assets consist of:
   Undistributed net investment income ........     $    (1,199,845)     $    (3,463,812)     $       141,884
   Net unrealized appreciation (depreciation) .         (21,183,120)          34,930,232          (15,487,323)
   Accumulated net realized loss ..............        (169,850,077)        (315,606,737)         (48,925,446)
   Capital shares .............................         357,149,912        1,997,018,837          169,084,836
                                                    ---------------------------------------------------------
              Net assets, at value ............     $   164,916,870      $ 1,712,878,520      $   104,813,951
                                                    =========================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

                                                                                FRANKLIN          FRANKLIN          FRANKLIN
                                                                               AGGRESSIVE        CALIFORNIA         LARGE CAP
                                                                              GROWTH FUND        GROWTH FUND       GROWTH FUND
                                                                            ----------------------------------------------------
CLASS A:
  Net assets, at value ................................................     $   95,583,807     $1,324,640,200     $   48,820,254
                                                                            ====================================================
  Shares outstanding ..................................................          8,190,402         46,494,622          5,564,765
                                                                            ====================================================
  Net asset value per share(a) ........................................     $        11.67     $        28.49     $         8.77
                                                                            ====================================================
  Maximum offering price per share (net asset value per share / 94.25%)     $        12.38     $        30.23     $         9.31
                                                                            ====================================================
CLASS B:

  Net assets, at value ................................................     $   20,144,786     $  103,159,742     $    6,313,591
                                                                            ====================================================
  Shares outstanding ..................................................          1,746,751          3,702,943            730,531
                                                                            ====================================================
  Net asset value and maximum offering price per share(a)..............     $        11.53     $        27.86     $         8.64
                                                                            ====================================================
CLASS C:

  Net assets, at value ................................................     $   40,261,649     $  285,078,578     $   40,254,763
                                                                            ====================================================
  Shares outstanding ..................................................          3,497,062         10,211,472          4,656,108
                                                                            ====================================================
  Net asset value per share(a) ........................................     $        11.51     $        27.92     $         8.65
                                                                            ====================================================
  Maximum offering price per share (net asset value per share / 99%) ..     $        11.63     $        28.20     $         8.74
                                                                            ====================================================
ADVISOR CLASS:

  Net assets, at value ................................................     $    8,926,628                 --     $    9,425,343
                                                                            ====================================================
  Shares outstanding ..................................................            758,775                 --          1,067,492
                                                                            ====================================================
  Net asset value and maximum offering price per share ................     $        11.76                 --     $         8.83
                                                                            ====================================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

                                                      FRANKLIN             FRANKLIN
                                                      SMALL CAP          SMALL-MID CAP
                                                     GROWTH FUND II       GROWTH FUND
                                                  ------------------------------------
Assets:
  Investments in securities:
    Cost - Unaffiliated issuers .............     $ 1,224,586,188      $ 7,366,859,048
    Cost - Non-controlled affiliated issuers           57,724,783        1,248,119,432
                                                  ====================================
    Value - Unaffiliated issuers ............       1,079,153,237        6,804,953,037
    Value - Non-controlled affiliated issuers          48,815,270        1,153,033,544
  Repurchase agreements, at value and cost ..                  --        1,467,364,191
  Receivables:
    Investment securities sold ..............           1,947,981           20,654,042
    Capital shares sold .....................          10,936,347            5,897,239
    Dividends and interest ..................              90,879            1,342,692
                                                  ------------------------------------
        Total assets ........................       1,140,943,714        9,453,244,745
                                                  ------------------------------------
Liabilities:
  Payables:
    Investment securities purchased .........           5,418,525           38,389,723
    Capital shares redeemed .................           3,087,518           33,301,427
    Affiliates ..............................           1,416,208            6,612,491
    Shareholders ............................              35,603              622,220
    Collateral on securities loaned (Note 1d)                  --          782,476,298
  Other liabilities .........................             172,594            1,420,599
                                                  ------------------------------------
        Total liabilities ...................          10,130,448          862,822,758
                                                  ------------------------------------
          Net assets, at value ..............     $ 1,130,813,266      $ 8,590,421,987
                                                  ====================================
  Net assets consist of:
    Undistributed net investment income .....     $    (3,447,258)     $    28,485,436
    Net unrealized depreciation .............        (154,342,464)        (656,991,899)
    Accumulated net realized loss ...........         (75,848,545)        (329,972,801)
    Capital shares ..........................       1,364,451,533        9,548,901,251
                                                  ------------------------------------
        Net assets, at value ................     $ 1,130,813,266      $ 8,590,421,987
                                                  ====================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001 (UNAUDITED)

                                                                              FRANKLIN            FRANKLIN
                                                                              SMALL CAP         SMALL-MID CAP
                                                                            GROWTH FUND II       GROWTH FUND
                                                                            ---------------------------------
CLASS A:

  Net assets, at value ................................................     $  724,981,080     $7,381,865,369
                                                                            =================================
  Shares outstanding ..................................................         84,387,380        271,246,373
                                                                            =================================
  Net asset value per share(a) ........................................     $         8.59     $        27.21
                                                                            =================================
  Maximum offering price per share (net asset value per share / 94.25%)     $         9.11     $        28.87
                                                                            =================================
CLASS B:

  Net assets, at value ................................................     $  114,976,716                 --
                                                                            =================================
  Shares outstanding ..................................................         13,510,788                 --
                                                                            =================================
  Net asset value and maximum offering price per share(a) .............     $         8.51                 --
                                                                            =================================
CLASS C:

  Net assets, at value ................................................     $  188,470,547     $  937,425,167
                                                                            =================================
  Shares outstanding ..................................................         22,132,173         35,336,083
                                                                            =================================
  Net asset value per share(a) ........................................     $         8.52     $        26.53
                                                                            =================================
  Maximum offering price per share (net asset value per share / 99%) ..     $         8.61     $        26.80
                                                                            =================================
ADVISOR CLASS:

  Net assets, at value ................................................     $  102,384,923     $  271,131,451
                                                                            =================================
  Shares outstanding ..................................................         11,846,070          9,890,298
                                                                            =================================
  Net asset value and maximum offering price per share ................     $         8.64     $        27.41
                                                                            =================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the fund.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                            FRANKLIN           FRANKLIN           FRANKLIN
                                                           AGGRESSIVE         CALIFORNIA          LARGE CAP
                                                           GROWTH FUND        GROWTH FUND        GROWTH FUND
                                                         ---------------------------------------------------
Investment income:
  Dividends ........................................     $     431,457      $   7,648,197      $   1,165,791
  Interest .........................................                --            488,913                 --
                                                         ---------------------------------------------------
      Total investment income ......................           431,457          8,137,110          1,165,791
                                                         ---------------------------------------------------
Expenses:
  Management fees (Note 3) .........................           474,224          4,461,279            306,151
  Administrative fees (Note 3) .....................           202,045                 --            129,514
  Distribution fees (Note 3)
    Class A ........................................           188,348          1,918,574            103,297
    Class B ........................................           121,259            573,531             36,289
    Class C ........................................           255,314          1,670,081            240,970
  Transfer agent fees (Note 3) .....................           383,734          2,417,046            134,514
  Custodian fees ...................................             1,135             10,685                704
  Reports to shareholders ..........................            38,842            218,117              7,304
  Registration and filing fees .....................            83,596            223,777             71,411
  Professional fees ................................            13,380             79,540             12,922
  Trustees' fees and expenses ......................             1,395             12,238                787
  Other ............................................             1,543             16,054                719
                                                         ---------------------------------------------------
      Total expenses ...............................         1,764,815         11,600,922          1,044,582
      Expenses waived/paid by affiliate (Note 3) ...          (133,513)                --            (20,675)
                                                         ---------------------------------------------------
        Net expenses ...............................         1,631,302         11,600,922          1,023,907
                                                         ---------------------------------------------------
          Net investment income (loss) .............        (1,199,845)        (3,463,812)           141,884
                                                         ---------------------------------------------------
Realized and unrealized losses:
  Net realized loss from investments ...............       (43,206,010)      (111,606,043)       (15,171,204)
  Net unrealized depreciation on investments: ......        (9,904,592)      (236,580,073)       (20,493,051)
                                                         ---------------------------------------------------
Net realized and unrealized loss ...................       (53,110,602)      (348,186,116)       (35,664,255)
                                                         ---------------------------------------------------
Net decrease in net assets resulting from operations     $ (54,310,447)     $(351,649,928)     $ (35,522,371)
                                                         ===================================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                              FRANKLIN             FRANKLIN
                                                                              SMALL CAP          SMALL-MID CAP
                                                                            GROWTH FUND II        GROWTH FUND
                                                                           ------------------------------------
Investment income:
  Dividends
    Unaffiliated issuers .............................................     $     3,488,007      $    19,608,504
    Non-controlled affiliated issuers (Note 7) .......................                  --              668,156
  Interest ...........................................................                  --           28,838,435
                                                                           ------------------------------------
         Total investment income .....................................           3,488,007           49,115,095
                                                                           ------------------------------------
Expenses:
  Management fees (Note 3) ...........................................           2,153,221           22,887,513
  Administrative fees (Note 3) .......................................             966,269                   --
  Distribution fees (Note 3)
    Class A ..........................................................           1,024,635           10,843,263
    Class B ..........................................................             579,244                   --
    Class C ..........................................................             910,562            5,558,873
  Transfer agent fees (Note 3) .......................................             861,199            7,206,797
  Custodian fees .....................................................               3,713               53,098
  Reports to shareholders ............................................             125,388              766,321
  Registration and filing fees .......................................             275,528              755,133
  Professional fees ..................................................              24,538               61,753
  Trustees' fees and expenses ........................................               4,951               68,050
  Other ..............................................................               1,016               74,467
                                                                           ------------------------------------
      Total expenses .................................................           6,930,264           48,275,268
                                                                           ------------------------------------
        Net investment income (loss) .................................          (3,442,257)             839,827
                                                                           ------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments
      Unaffiliated issuers ...........................................          (3,094,204)         263,802,426
      Non-controlled affiliated issuers (Note 7) .....................             151,870           17,632,130
    Foreign currency transactions ....................................               5,185                   --
                                                                           ------------------------------------
          Net realized gain (loss) ...................................          (2,937,149)         281,434,556
    Net unrealized depreciation on investments .......................        (171,718,865)      (2,573,592,804)
                                                                           ------------------------------------
Net realized and unrealized loss .....................................        (174,656,014)      (2,292,158,248)
                                                                           ------------------------------------
Net decrease in net assets resulting from operations .................     $  (178,098,271)     $(2,291,318,421)
                                                                           ====================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                       FRANKLIN AGGRESSIVE GROWTH FUND         FRANKLIN CALIFORNIA GROWTH FUND
                                                   ------------------------------------------------------------------------------
                                                       SIX MONTHS             YEAR              SIX MONTHS            YEAR
                                                          ENDED               ENDED                ENDED              ENDED
                                                    OCTOBER 31, 2001      APRIL 30, 2001      OCTOBER 31, 2001     APRIL 30, 2001
                                                   ------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment loss ......................     $    (1,199,845)     $    (3,148,023)     $    (3,463,812)     $    (4,198,143)
    Net realized loss from investments and
      foreign currency transactions ..........         (43,206,010)        (124,958,689)        (111,606,043)        (195,170,396)
    Net unrealized depreciation on investments          (9,904,592)         (32,887,823)        (236,580,073)        (690,569,994)
                                                   ------------------------------------------------------------------------------
        Net decrease in net assets resulting
          from operations ....................         (54,310,447)        (160,994,535)        (351,649,928)        (889,938,533)
  Distributions to shareholders from:
    Net investment income:
      Class A ................................                  --                   --                   --           (8,876,937)
      Class B ................................                  --                   --                   --             (544,466)
    Net realized gains:
      Class A ................................                  --              (56,518)                  --         (115,300,737)
      Class B ................................                  --              (12,569)                  --           (7,075,725)
      Class C ................................                  --              (27,878)                  --          (25,599,562)
      Advisor Class ..........................                  --              (15,909)                  --                   --
                                                   ------------------------------------------------------------------------------
  Total distributions to shareholders ........                  --             (112,874)                  --         (157,397,427)
  Capital share transactions: (Note 2)
      Class A ................................          (1,366,675)          38,662,074          (85,048,296)         465,327,403
      Class B ................................            (848,297)          12,505,777            4,120,763          111,084,143
      Class C ................................          (5,860,811)          19,718,772          (24,587,992)         122,952,132
      Advisor Class ..........................         (10,531,959)          (4,732,037)                  --                   --
                                                   ------------------------------------------------------------------------------
  Total capital share transactions ...........         (18,607,742)          66,154,586         (105,515,525)         699,363,678
        Net decrease in net assets ...........         (72,918,189)         (94,952,823)        (457,165,453)        (347,972,282)
Net assets:
  Beginning of period ........................         237,835,059          332,787,882        2,170,043,973        2,518,016,255
                                                   ------------------------------------------------------------------------------
  End of period ..............................     $   164,916,870      $   237,835,059      $ 1,712,878,520      $ 2,170,043,973
                                                   ==============================================================================
Undistributed net investment income included
  in net assets:
    End of period ............................     $    (1,199,845)     $            --      $    (3,463,812)     $            --
                                                   ==============================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                    FRANKLIN LARGE CAP GROWTH FUND           FRANKLIN SMALL CAP GROWTH FUND II
                                                 --------------------------------------------------------------------------------
                                                   SIX MONTHS                YEAR             SIX MONTHS             YEAR
                                                      ENDED                  ENDED               ENDED               ENDED
                                                 OCTOBER 31, 2001       APRIL 30, 2001      OCTOBER 31, 2001     APRIL 30, 2001
                                                 --------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
  Net investment income (loss) .............     $       141,884      $      (749,379)     $    (3,442,257)     $    (2,278,165)
  Net realized loss from investments and
    foreign currency transactions ..........         (15,171,204)         (33,155,902)          (2,937,149)         (72,911,396)
  Net unrealized appreciation (depreciation)
    on investments .........................         (20,493,051)          (7,414,343)        (171,718,865)          17,376,401
                                                 --------------------------------------------------------------------------------
      Net decrease in net assets resulting
        from operations ....................         (35,522,371)         (41,319,624)        (178,098,271)         (57,813,160)
Distributions to shareholders from:
  Net investment income:
    Class A ................................                  --              (65,823)                  --                   --
    Class B ................................                  --               (1,936)                  --                   --
    Advisor Class ..........................                  --              (32,814)                  --                   --
Net realized gains:
    Class A ................................                  --              (88,672)                  --                   --
    Class B ................................                  --              (11,211)                  --                   --
    Class C ................................                  --              (80,242)                  --                   --
    Advisor Class ..........................                  --              (29,988)                  --                   --
                                                 --------------------------------------------------------------------------------
Total distributions to shareholders ........                  --             (310,686)                  --                   --
Capital share transactions: (Note 2)
    Class A ................................           1,117,939           42,506,359          376,702,954          496,826,182
    Class B ................................             (25,414)           6,218,522           31,659,460          111,970,456
    Class C ................................          (1,781,813)          35,763,641           63,952,014          168,056,116
    Advisor Class ..........................          (4,109,303)           3,126,850           61,845,809           55,711,706
                                                 --------------------------------------------------------------------------------
Total capital share transactions ...........          (4,798,591)          87,615,372          534,160,237          832,564,460
      Net increase (decrease) in net assets          (40,320,962)          45,985,062          356,061,966          774,751,300
Net assets
  Beginning of period ......................         145,134,913           99,149,951          774,751,300                   --
                                                 --------------------------------------------------------------------------------
  End of period ............................     $   104,813,951      $   145,134,913      $ 1,130,813,266      $   774,751,300
                                                 ================================================================================
Undistributed net investment income included
  in net assets:
    End of period ..........................     $       141,884      $            --      $    (3,447,258)     $        (5,000)
                                                 ================================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                                                     FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                                    --------------------------------------
                                                                                       SIX MONTHS               YEAR
                                                                                          ENDED                 ENDED
                                                                                    OCTOBER 31, 2001        APRIL 30, 2001
                                                                                    --------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .....................................................     $        839,827      $     27,796,959
    Net realized gain (loss) from investments and foreign currency transactions          281,434,556          (587,524,149)
    Net unrealized depreciation on investments ................................       (2,573,592,804)       (3,077,471,861)
                                                                                    --------------------------------------
         Net decrease in net assets resulting from operations .................       (2,291,318,421)       (3,637,199,051)
  Distributions to shareholders from:
    Net investment income:
      Class A .................................................................                   --           (67,237,271)
      Advisor Class ...........................................................                   --            (3,215,421)
    Net realized gains:
      Class A .................................................................                   --           (63,552,653)
      Class C .................................................................                   --            (8,847,530)
      Advisor Class ...........................................................                   --            (2,394,727)
                                                                                    --------------------------------------
  Total distributions to shareholders .........................................                   --          (145,247,602)
  Capital share transactions: (Note 2)
      Class A .................................................................         (260,636,140)        1,632,181,656
      Class C .................................................................          (70,705,237)           27,611,635
      Advisor Class ...........................................................          (14,043,673)           45,485,308
                                                                                    --------------------------------------
  Total capital share transactions ............................................         (345,385,050)        1,705,278,599
        Net decrease in net assets ............................................       (2,636,703,471)       (2,077,168,054)
Net assets:
  Beginning of period .........................................................       11,227,125,458        13,304,293,512
                                                                                    --------------------------------------
  End of period ...............................................................     $  8,590,421,987      $ 11,227,125,458
                                                                                    ======================================
Undistributed net investment income included in net assets:
  End of period ...............................................................     $     28,485,436      $     27,645,609
                                                                                    ======================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

Effective September 1, 2001, the Franklin Small Cap Growth Fund I was renamed the Franklin Small-Mid Cap Growth Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2001, all repurchase agreements held by the Funds had been entered into on that date.

d. SECURITIES LENDING:

The Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund loan securities to certain brokers for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term investments as noted in the Statement of Investments. The funds bear the risk of loss with respect to the investment of the collateral.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Franklin California Growth Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the fund. Prior to May 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $2,543 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended October 31, 2001 was to decrease net investment income by $5,435 and increase unrealized gains by $5,435. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

i. REDEMPTION FEES:

Effective September 17,2001, the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the funds and accounted for as additional paid in capital.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C, & ADVISOR CLASS           CLASS A, CLASS B, & CLASS C                 CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund          Franklin California Growth Fund             Franklin Aggressive Growth Fund
                                                                                        Franklin Large Cap Growth Fund
                                                                                        Franklin Small Cap Growth Fund II

At October 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                     FRANKLIN                                  FRANKLIN
                                               AGGRESSIVE GROWTH FUND                    CALIFORNIA GROWTH FUND
                                           --------------------------------------------------------------------------
                                             SHARES             AMOUNT                 SHARES              AMOUNT
                                           --------------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2001
  Shares sold ...................           2,353,893      $    32,620,024            4,886,900      $   153,947,479
  Shares redeemed ...............          (2,508,202)         (33,986,699)          (7,725,391)        (238,995,775)
                                           --------------------------------------------------------------------------
  Net decrease ..................            (154,309)     $    (1,366,675)          (2,838,491)     $   (85,048,296)
                                           ==========================================================================
Year ended April 30, 2001
  Shares sold ...................           7,129,056      $   163,124,235           23,888,286      $ 1,147,695,281
  Shares issued on merger(a) ....                  --                   --            1,337,534           70,755,525
  Shares issued in reinvestment
    of distributions ............               2,344               43,230            2,783,458          116,181,507
  Shares redeemed ...............          (5,606,001)        (124,505,391)         (19,068,986)        (869,304,910)
                                           --------------------------------------------------------------------------
  Net increase ..................           1,525,399      $    38,662,074            8,940,292      $   465,327,403
                                           ==========================================================================
CLASS B SHARES:
Six months ended October 31, 2001
  Shares sold ...................             138,779      $     1,851,881              473,846      $    14,726,879
  Shares redeemed ...............            (210,677)          (2,700,178)            (356,297)         (10,606,116)
                                           --------------------------------------------------------------------------
  Net increase (decrease) .......             (71,898)     $      (848,297)             117,549      $     4,120,763
                                           ==========================================================================
Year ended April 30, 2001
  Shares sold ...................             824,210      $    19,121,415            2,482,273      $   117,929,174
  Shares issued in reinvestment
    of distributions ............                 583               10,921              172,907            7,103,015
  Shares redeemed ...............            (340,830)          (6,626,559)            (358,316)         (13,948,046)
                                           --------------------------------------------------------------------------
  Net increase ..................             483,963      $    12,505,777            2,296,864      $   111,084,143
                                           ==========================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                  FRANKLIN                              FRANKLIN
                                                           AGGRESSIVE GROWTH FUND                CALIFORNIA GROWTH FUND
                                                        -------------------------------------------------------------------
                                                           SHARES           AMOUNT              SHARES            AMOUNT
                                                        -------------------------------------------------------------------
CLASS C SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           308,296      $   4,132,890            745,591      $  23,037,823
  Shares redeemed ..............................          (793,039)        (9,993,701)        (1,583,743)       (47,625,815)
                                                        -------------------------------------------------------------------
  Net decrease .................................          (484,743)     $  (5,860,811)          (838,152)     $ (24,587,992)
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................         2,437,578      $  53,153,911          3,636,106      $ 172,898,309
  Shares issued in reinvestment of distributions             1,411             26,387            569,071         23,434,324
  Shares redeemed ..............................        (1,660,383)       (33,461,526)        (1,796,894)       (73,380,501)
                                                        -------------------------------------------------------------------
  Net increase .................................           778,606      $  19,718,772          2,408,283      $ 122,952,132
                                                        ===================================================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           149,518      $   2,003,852
  Shares redeemed ..............................          (837,484)       (12,535,811)
                                                        -----------------------------
  Net decrease .................................          (687,966)     $ (10,531,959)
                                                        =============================
Year ended April 30, 2001
  Shares sold ..................................         1,083,208      $  23,729,307
  Shares issued in reinvestment of distributions               809             15,321
  Shares redeemed ..............................        (1,483,271)       (28,476,665)
                                                        -----------------------------
  Net decrease .................................          (399,254)     $  (4,732,037)
                                                        =============================

                                                                 FRANKLIN                               FRANKLIN
                                                           LARGE CAP GROWTH FUND                 SMALL CAP GROWTH FUND II
                                                        -------------------------------------------------------------------
                                                          SHARES            AMOUNT              SHARES             AMOUNT
                                                        -------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2001
  Shares sold ..................................         1,099,954      $  11,312,041         53,783,645      $ 501,419,759
  Shares redeemed ..............................        (1,088,110)       (10,194,102)       (13,853,099)      (124,716,805)
                                                        -------------------------------------------------------------------
  Net increase .................................            11,844      $   1,117,939         39,930,546      $ 376,702,954
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................         4,038,421      $  58,501,278         57,264,688      $ 630,259,480
  Shares issued in reinvestment of distributions            10,270            142,039                 --                 --
  Shares redeemed ..............................        (1,149,726)       (16,136,958)       (12,807,854)      (133,433,298)
                                                        -------------------------------------------------------------------
  Net increase .................................         2,898,965      $  42,506,359         44,456,834      $ 496,826,182
                                                        ===================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                   FRANKLIN                           FRANKLIN
                                                             LARGE CAP GROWTH FUND             SMALL CAP GROWTH FUND II
                                                         ------------------------------------------------------------------
                                                            SHARES           AMOUNT            SHARES            AMOUNT
                                                         ------------------------------------------------------------------
CLASS B SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           132,035      $   1,302,593          3,911,868      $  37,581,781
  Shares redeemed ..............................          (129,483)        (1,328,007)          (656,658)        (5,922,321)
                                                         ------------------------------------------------------------------
  Net increase (decrease) ......................             2,552      $     (25,414)         3,255,210      $  31,659,460
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................           524,342      $   7,539,128         10,737,067      $ 116,859,826
  Shares issued in reinvestment of distributions               738             10,121                 --                 --
  Shares redeemed ..............................          (101,953)        (1,330,727)          (481,489)        (4,889,370)
                                                         ------------------------------------------------------------------
  Net increase .................................           423,127      $   6,218,522         10,255,578      $ 111,970,456
                                                        ===================================================================
CLASS C SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           657,676      $   6,620,047          8,241,488      $  78,230,181
  Shares redeemed ..............................          (832,970)        (8,401,860)        (1,589,320)       (14,278,167)
                                                         ------------------------------------------------------------------
  Net increase (decrease) ......................          (175,294)     $  (1,781,813)         6,652,168      $  63,952,014
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................         3,154,190      $  44,977,400         17,009,123      $ 184,222,744
  Shares issued in reinvestment of distributions             5,426             74,401                 --                 --
  Shares redeemed ..............................          (721,510)        (9,288,160)        (1,529,118)       (16,166,628)
                                                         ------------------------------------------------------------------
  Net increase .................................         2,438,106      $  35,763,641         15,480,005      $ 168,056,116
                                                        ===================================================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2001
  Shares sold ..................................            81,746      $     830,672          6,904,116      $  66,019,614
  Shares redeemed ..............................          (548,906)        (4,939,975)          (451,573)        (4,173,805)
                                                         ------------------------------------------------------------------
  Net increase (decrease) ......................          (467,160)     $  (4,109,303)         6,452,543      $  61,845,809
                                                        ===================================================================
Year ended April 30, 2001
  Shares sold ..................................           415,037      $   6,141,172          5,767,595      $  59,586,036
  Shares issued in reinvestment of distributions             4,277             59,362                 --                 --
  Shares redeemed ..............................          (222,434)        (3,073,684)          (374,068)        (3,874,330)
                                                         ------------------------------------------------------------------
  Net increase .................................           196,880      $   3,126,850          5,393,527      $  55,711,706
                                                        ===================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                    FRANKLIN
                                                            SMALL-MID CAP GROWTH FUND
                                                        ---------------------------------
                                                            SHARES             AMOUNT
                                                        ---------------------------------
CLASS A SHARES:
Six months ended October 31, 2001
  Shares sold ..................................          47,559,292      $ 1,457,476,842
  Shares redeemed ..............................         (57,627,966)      (1,718,112,982)
                                                        ---------------------------------
  Net decrease .................................         (10,068,674)     $  (260,636,140)
                                                        =================================
Year ended April 30, 2001
  Shares sold ..................................         148,200,752      $ 6,429,285,812
  Shares issued in reinvestment of distributions           2,971,843          116,942,078
  Shares redeemed ..............................        (116,113,288)      (4,914,046,234)
                                                        ---------------------------------
  Net increase .................................          35,059,307      $ 1,632,181,656
                                                        =================================
CLASS C SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           1,848,149      $    56,019,303
  Shares redeemed ..............................          (4,315,612)        (126,724,540)
                                                        ---------------------------------
  Net decrease .................................          (2,467,463)     $   (70,705,237)
                                                        =================================
Year ended April 30, 2001
  Shares sold ..................................           6,874,459      $   291,010,139
  Shares issued in reinvestment of distributions             197,661            7,633,639
  Shares redeemed ..............................          (6,683,311)        (271,032,143)
                                                        ---------------------------------
  Net increase .................................             388,809      $    27,611,635
                                                        =================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2001
  Shares sold ..................................           2,152,181      $    68,678,512
  Shares redeemed ..............................          (2,672,885)         (82,722,185)
                                                        ---------------------------------
  Net decrease .................................            (520,704)     $   (14,043,673)
                                                        =================================
Year ended April 30, 2001
  Shares sold ..................................           4,263,604      $   182,792,604
  Shares issued in reinvestment of distributions             101,825            4,030,216
  Shares redeemed ..............................          (3,505,602)        (141,337,512)
                                                        ---------------------------------
  Net increase .................................             859,827      $    45,485,308
                                                        =================================


(a) On August 4, 2000, the Franklin California Growth Fund acquired the net assets of Franklin MidCap Growth Fund in a tax free exchange pursuant to a plan of reorganization approved by Franklin MidCap Growth Fund's shareholders.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/ Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:

                      FRANKLIN       FRANKLIN        FRANKLIN       FRANKLIN
                     AGGRESSIVE     CALIFORNIA       LARGE CAP      SMALL CAP
                     GROWTH FUND    GROWTH FUND     GROWTH FUND   GROWTH FUND II
                     -----------------------------------------------------------
Dividend income ..    $342,856       $1,552,899      $192,349       $2,849,959

The Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

ANNUALIZED
 FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
..625%        First $100 million
..500%        Over $100 million, up to and including $250 million
..450%        Over $250 million, up to and including $10 billion
..440%        Over $10 billion, up to and including $12.5 billion
..420%        Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

ANNUALIZED
 FEE RATE    AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
..500%        First $500 million
..400%        Over $500 million, up to and including $1 billion
..350%        Over $1 billion, up to and including $1.5 billion
..300%        Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average net assets of the Funds as follows:

ANNUALIZED
 FEE RATE    AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
..550%        First $500 million
..450%        Over $500 million, up to and including $1 billion
..400%        Over $1 billion, up to and including $1.5 billion
..350%        Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of ..20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive administrative fees for the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to certain percentage per year of their average daily net assets of each class as follows:

                FRANKLIN        FRANKLIN        FRANKLIN         FRANKLIN           FRANKLIN
               AGGRESSIVE      CALIFORNIA       LARGE CAP        SMALL CAP        SMALL-MID CAP
               GROWTH FUND     GROWTH FUND     GROWTH FUND      GROWTH FUND II     GROWTH FUND
               --------------------------------------------------------------------------------
Class A .....      .35%            .25%            .35%              .35%              .25%
Class B .....     1.00%           1.00%           1.00%             1.00%               --
Class C .....     1.00%           1.00%           1.00%             1.00%             1.00%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                           FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN           FRANKLIN
                                          AGGRESSIVE         CALIFORNIA          LARGE CAP         SMALL CAP        SMALL-MID CAP
                                          GROWTH FUND        GROWTH FUND        GROWTH FUND      GROWTH FUND II      GROWTH FUND
                                          ---------------------------------------------------------------------------------------
Net commissions paid ...............      $   93,085         $  861,642         $  100,275         $2,084,250         $2,232,733
Contingent deferred sales charges ..      $   61,090         $  202,479         $   24,207         $  154,785         $  115,393

The Funds paid transfer agent fees of $11,003,290, of which $5,756,643 was paid to Investor Services.

At October 31, 2001, Advisers and/or investment companies managed by Advisers owned 8.09% of the Franklin Large Cap Growth Fund.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


4. INCOME TAXES

At April 30, 2001, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN         FRANKLIN
                                               AGGRESSIVE    CALIFORNIA     LARGE CAP      SMALL CAP      SMALL-MID CAP
                                               GROWTH FUND   GROWTH FUND   GROWTH FUND   GROWTH FUND II    GROWTH FUND
                                               ------------------------------------------------------------------------
Capital loss carryovers expiring in 2009       $29,887,516   $53,002,823   $2,395,246      $3,600,488      $58,496,257

At April 30, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

  FRANKLIN            FRANKLIN                FRANKLIN               FRANKLIN                FRANKLIN
 AGGRESSIVE          CALIFORNIA               LARGE CAP              SMALL CAP             SMALL-MID CAP
 GROWTH FUND         GROWTH FUND             GROWTH FUND           GROWTH FUND II           GROWTH FUND
--------------------------------------------------------------------------------------------------------
$90,274,188         $146,054,268             $25,956,559            $65,124,027             $552,444,008

At April 30, 2001, the following funds had deferred currency losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending April 30, 2002.

 FRANKLIN                FRANKLIN                        FRANKLIN                       FRANKLIN
AGGRESSIVE               LARGE CAP                       SMALL CAP                    SMALL-MID CAP
GROWTH FUND             GROWTH FUND                    GROWTH FUND II                  GROWTH FUND
--------------------------------------------------------------------------------------------------------
  $3,764                  $3,546                           $430                            $36

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, offering costs, and bond premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond premiums.

At October 31, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                FRANKLIN         FRANKLIN          FRANKLIN         FRANKLIN           FRANKLIN
                                               AGGRESSIVE       CALIFORNIA         LARGE CAP        SMALL CAP        SMALL-MID CAP
                                               GROWTH FUND      GROWTH FUND       GROWTH FUND     GROWTH FUND II      GROWTH FUND
                                             --------------------------------------------------------------------------------------
Investments at cost ......................   $ 190,061,521    $ 1,760,910,655    $ 122,589,028   $ 1,290,082,453   $ 10,082,780,837
                                             ======================================================================================

Unrealized appreciation ..................   $  18,094,186    $   293,324,739    $   4,230,011   $    68,553,951   $  1,675,952,746
Unrealized depreciation ..................     (42,719,451)      (263,500,458)     (21,903,015)     (230,667,897)    (2,333,382,811)
                                             --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $ (24,625,265)   $    29,824,281    $ (17,673,004)  $  (162,113,946)  $   (657,430,065)
                                             ======================================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001 were as follows:

                FRANKLIN         FRANKLIN        FRANKLIN        FRANKLIN         FRANKLIN
               AGGRESSIVE       CALIFORNIA       LARGE CAP       SMALL CAP       SMALL-MID CAP
               GROWTH FUND      GROWTH FUND     GROWTH FUND    GROWTH FUND II     GROWTH FUND
              ---------------------------------------------------------------------------------
Purchases     $ 89,008,015     $573,189,519     $86,602,360     $639,900,379     $2,132,146,457
Sales ...     $109,176,911     $562,809,911     $85,319,119     $171,679,134     $1,808,822,341


6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At October 31, 2001, the funds held restricted securities as follows:

                                                                                          ACQUISITION
SHARES/PRINCIPAL/WARRANTS             ISSUER                                                  DATE           COST           VALUE
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
        329,274                       Micro Photonix Integration Corp., pfd., C
                                         (.06% of Net Assets)                                6/23/00      $ 2,079,464    $ 1,037,213
                                                                                                                         -----------

FRANKLIN CALIFORNIA GROWTH FUND
        145,772                       Anda Networks Inc., pfd., D                            3/24/00      $ 2,000,000    $   218,658
        142,857                       BioMarin Pharmaceutical Inc., wts., 5/16/04            5/17/01               14             --
      2,227,171                       Fibrogen Inc., pfd., E                                 5/19/00        9,999,998      9,999,998

        124,712                       Kestrel Solutions Inc., pfd., D                        1/20/00        1,624,997        224,482
        772,727                       Masimo Corp., pfd., F                                  5/15/00        8,499,997      4,249,999
      2,028,398                       Pro*duct Health Inc., pfd. C                           9/29/00       10,000,002     10,000,002
                                                                                                                         -----------
                                      TOTAL RESTRICTED SECURITIES (1.44% of Net Assets)                                  $24,693,139
                                                                                                                         ===========
FRANKLIN SMALL CAP GROWTH FUND II
        95,148                        Micro Photonix Integration Corp., pfd., C
                                         (.02% of Net Assets)                                6/23/00      $   600,888    $   299,716
                                                                                                                         ===========
FRANKLIN SMALL-MID CAP GROWTH FUND
        876,493                       3Ware Inc., cvt., zero cpn. 12/18/01                  10/18/01      $   876,493    $   876,493
        855,446                       3Ware Inc., pfd., D                                    7/28/00        4,770,822        650,139
        364,431                       Anda Networks Inc., pfd., D                            3/24/00        5,000,000        546,647
        239,831                       Kestrel Solutions Inc., pfd., D                        1/20/00        3,124,998        431,696
                                                                                                                         -----------
                                      TOTAL RESTRICTED SECURITIES (.03% of Net Assets)                                   $ 2,504,975
                                                                                                                         ===========

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" at October 31, 2001 were as shown below.

                                        NUMBER OF                               NUMBER OF
                                         SHARES                                  SHARES                                 REALIZED
                                        HELD AT                                  HELD AT                                 CAPITAL
                                      BEGINNING OF     GROSS        GROSS        END OF       VALUE AT     DIVIDEND       GAINS
NAME OF ISSUER                           PERIOD      ADDITIONS    REDUCTIONS     PERIOD     END OF PERIOD   INCOME       (LOSSES)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND II
Acme Communications Inc., A ........       300,000      565,000                    865,000    $ 4,108,750   $     --   $        --
Catapult Communications Corp .......       200,000      665,000        8,800       865,800     19,406,520         --       151,870
Rudolph Technologies Inc ...........       400,000      600,000                  1,000,000     25,300,000         --            --
                                                                                            ---------------------------------------
  TOTAL NON-CONTROLLED AFFILIATED
    ISSUERS ........................                                                          $48,815,270   $     --   $   151,870
                                                                                            ======================================

FRANKLIN SMALL-MID CAP GROWTH FUND
Affiliated Computer Services Inc., A     2,765,800           --           --     2,765,800          $ (a)   $     --   $        --
Airgate PCS Inc ....................     1,069,700           --           --     1,069,700     55,046,762         --            --
Alaska Communication Systems
  Holdings Inc .....................     2,411,700           --           --     2,411,700     16,954,251         --            --
Aquila Inc .........................     1,010,100      974,900           --     1,985,000     36,424,750         --            --
Atlantic Coast Airlines Holdings Inc     2,800,000           --           --     2,800,000     52,584,000         --            --
Atwood Oceanics Inc ................     1,216,600           --           --     1,216,600     37,118,466         --            --
Brio Technology Inc ................     1,715,700           --           --     1,715,700      2,350,509         --            --
Catapult Communications Corp .......       656,800           --      656,800            --             --         --     4,515,473
ChemFirst Inc ......................       764,900           --      217,400       547,500            (a)    142,930      (611,587)
Coherent Inc .......................     1,450,000           --           --     1,450,000     38,425,000         --            --
Core Laboratories NV (Netherlands) .     1,900,000           --           --     1,900,000     30,970,000         --            --
Covansys Corp.(b) ...................     1,690,900           --       43,200     1,647,700     12,687,290         --      (990,677)
Epoch Biosciences Inc ..............     1,368,900           --       22,600     1,346,300      3,675,399         --      (327,861)
Expeditors International of
  Washington Inc ...................     2,929,300           --           --     2,929,300    132,404,360    292,930            --
FLIR Systems Inc ...................     1,028,600       47,500      447,500       628,600            (a)         --     9,501,686
Gibraltar Steel Corp ...............     1,012,800           --           --     1,012,800     17,926,560     70,896            --
Grey Wolf Inc ......................    11,445,600           --           --    11,445,600     33,077,784         --            --
HNC Software Inc ...................     1,922,800           --      532,100     1,390,700            (a)         --     6,958,556
Inhale Therapeutic Systems Inc .....     3,751,732           --           --     3,751,732     65,655,310         --            --
Insight Communications Inc., A .....     3,230,800           --      300,000     2,930,800     60,081,400         --     1,844,495
Interep National Radio Sales Inc ...       489,100           --        8,700       480,400      1,945,620         --       (65,252)
Mettler-Toledo International Inc. ..
  (Switzerland) ....................     2,931,600           --           --     2,931,600    134,589,756         --            --
Predictive Systems Inc .............     2,051,300           --           --     2,051,300      2,625,664         --            --
Reliance Steel & Aluminum Co .......     1,345,000           --           --     1,345,000            (a)    161,400            --
RSA Security Inc ...................     3,330,000           --      446,500     2,883,500     34,717,340         --    (3,542,021)
Rural Cellular Corp., A ............       765,700           --           --       765,700     17,389,047         --            --
Silicon Valley Bancshares ..........     2,840,000           --           --     2,840,000     66,569,600         --            --
Swift Energy Co ....................     1,326,366           --           --     1,326,366     31,368,556         --            --
Tektronix Inc ......................     4,986,900      451,300           --     5,438,200    107,132,540         --            --
Trico Marine Services Inc ..........     2,757,500           --           --     2,757,500     17,703,150         --            --
UbiquiTel Inc ......................     1,568,100    2,357,600           --     3,925,700     35,920,155         --            --

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)(continued)


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                               NUMBER                            NUMBER
                                             OF SHARES                         OF SHARES                              REALIZED
                                              HELD AT                           HELD AT      VALUE                    CAPITAL
                                             BEGINNING    GROSS      GROSS       END OF       AT END      DIVIDEND     GAINS
NAME OF ISSUER                               OF PERIOD  ADDITIONS  REDUCTIONS    PERIOD     OF PERIOD      INCOME     (LOSSES)
-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH FUND: (CONT.)
US Liquids Inc ............................  1,003,400      --            --   1,003,400  $    5,017,000  $     --  $        --
US Unwired Inc., A ........................    925,000      --       230,000     695,000             (a)        --      349,318
Varco International Inc ...................  5,678,281      --            --   5,678,281      85,174,215        --           --
Visible Genetics Inc. (Canada) ............  1,206,000      --            --   1,206,000      17,499,060        --           --
                                                                                          -------------------------------------
    TOTAL NON-CONTROLLED AFFILIATED
      ISSUERS .............................                                               $1,153,033,544  $668,156  $17,632,130
                                                                                          =====================================

(a)      As of October 31, 2001, no longer an affiliate.

(b) Reflects name change from Complete Business Solutions, Inc. to Covansys Corp. as of 6/07/01.


8. SECURITIES LENDING

At October 31, 2001, the Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund loaned securities with a value of $72,551,062 and $727,406,432 and received net interest income of $4,990 and $823,207, respectively, from the investment of cash collateral. This page intentionally left blank.

                         This page intentionally blank.










PRESIDENT'S MESSAGE


Dear Shareholder:

I am pleased to present the FTI Funds Annual Report covering activity during the fiscal year from December 1, 2000, through November 30, 2001. Sadly, the September 11 terrorist attacks deeply affected Fiduciary Trust Company International, and we lost many valued employees when our offices in the World Trade Center were destroyed. However, we recovered quickly, relocated our offices and continue to manage the Funds with the same professionalism and attention you have come to expect.

This report begins with economic reviews by each Fund's portfolio manager that cover market conditions and their impact on Fund performance and strategy. A complete list of each Fund's holdings, as well as the financial statements, round out this Annual Report.

The year under review was difficult for most types of stocks, while bonds generally recorded positive returns as several interest rate cuts by the Federal Reserve Board led to falling long-term interest rates and increasing bond prices.

FTI LARGE CAPITALIZATION GROWTH FUND gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have a record of price and earnings growth and strong potential to continue that growth. At the end of the reporting period, the Fund's portfolio included such household names as Amgen, Pfizer, Tyco International and Johnson & Johnson. During the reporting period, the Fund produced a -29.50% total return, the result of a decline in share value from $10.10 to $6.92.* The Fund paid $0.28 per share in capital gains and, at the end of the reporting period, net assets totaled $20.3 million.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND offers investors the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. At the end of the reporting period, the Fund's portfolio included AT&T Corp., General Electric Co. and Procter & Gamble Co. During the reporting period, the Fund produced a -9.22% total return as a result of a share value decline from $9.63 to $7.21.* The Fund paid income totaling $0.04 per share and capital gains of $1.61 per share. At the end of the reporting period, net assets totaled $74.6 million.

FTI INTERNATIONAL EQUITY FUND gives shareholders the opportunity to own a portfolio of international stocks. During the reporting period, the Fund produced a -27.66% total return because of a decline in share value from $13.95 to $10.07.* At the end of the period, the United Kingdom (24.4%), Japan (15.9%), Denmark (9.7%) and Germany (9.2%) represented the Fund's largest country weightings, and net assets totaled $44.4 million.**

FTI SMALL CAPITALIZATION EQUITY FUND is managed to pursue a high level of growth through a diversified portfolio of small capitalization stocks.*** During the reporting period, the Fund produced a -10.90% total return due to a share price decline from $21.00 to $18.71.* At the end of the reporting period, net assets totaled $97.7 million.

FTI EUROPEAN SMALLER COMPANIES FUND, which began operations on January 2, 2001, gives investors the opportunity to further diversify their assets internationally by participating in companies that, in the portfolio manager's judgment, are up-and-coming in the dynamic European market.**** Since its inception, the Fund produced a total return of -31.10%, a result of the share value decline from $10.00 at inception to $6.89 at period-end.* Fund net assets totaled $14.5 million at the end of the reporting period.

FTI BOND FUND offers investors the opportunity to participate in a diversified portfolio of income-producing investments. The Fund focused on corporate bonds, with the remainder of the portfolio diversified among mortgage-backed securities and U.S. Treasury securities. During the reporting period, the Fund paid income totaling $0.55 per share. The Fund produced an 8.25% total return, as the falling interest rate environment helped increase the share value from $9.49 to $9.72.* At the end of the reporting period, net assets totaled $126.2 million.

FTI MUNICIPAL BOND FUND helps tax-sensitive investors pursue income free from federal income tax through a portfolio of bonds issued by municipalities across the United States.***** During the reporting period, the Fund paid tax-free income totaling $0.38 per share. The Fund produced an 8.06% total return, as the falling interest rate environment helped increase the share value from $9.64 to $10.03.* Net assets totaled $92.6 million on the last day of the reporting period.

Although the reporting period was generally positive for bond fund investors, I urge you to keep in mind that stock fund performance is best measured over the long term. For many investors, a price decline represents an opportunity to dollar-cost average, or lower the average cost of their shares by purchasing additional shares at lower prices.

Thank you for pursuing your investment goals through the FTI Funds family. We will continue to keep you informed on the details of your investment with the highest level of service possible.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President
January 15, 2002


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

*** Small capitalization stocks have historically experienced greater volatility than average.

**** Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

***** Income may be subject to the federal alternative minimum tax.

INVESTMENT REVIEW



FTI LARGE CAPITALIZATION GROWTH FUND

PERFORMANCE

The FTI Large Capitalization Growth Fund ended its fiscal year with a net asset value (NAV) per share of $6.92 and net assets of $20.3 million. The Fund's return for the one-year reporting period was -29.50%* compared with -22.80% for the Russell 1000(R) Growth Index.**

The U.S. equity market environment was extremely challenging for growth investors, as the markets favored defensive and value oriented sectors for most of the year. The Russell 1000 Value Index*** returned -3.14%, outperforming the Russell 1000 Growth Index for the year ended November 30, 2001. Within this environment, we maintained a defensive stance in the Fund with broad sector representation and an increased number of holdings.

During the first half of the fiscal year, the Fund's underperformance relative to the Russell 1000 Growth Index was driven mainly by our technology holdings.**** The economic slowdown and capital spending reductions adversely affected the technology and telecommunications sectors. Despite our underweighted position in technology, certain holdings negatively impacted performance. During the latter part of the year, our underweighted position in the weak information-technology (IT) industry contributed to performance. As investors fled to less cyclical investments in the weakening economy and the uncertainty surrounding the September 11 terrorist attacks, the Fund's below-market exposure to consumer staples detracted from performance. Fortunately, our overweighted position in consumer discretionary companies made strong contributions. Specific holdings that contributed to Fund performance include manufacturing and health care companies Tyco International, which grew 11.5%, Johnson & Johnson (16.5%) and Amgen (4.4%).


MARKET REVIEW

For most of 2001, the U.S. equity markets were extremely volatile and largely negative. Rather than a traditional consumer demand slowdown, the economy was characterized by a business-led manufacturing slowdown. The dramatic decline in corporate profits led to severe reductions in technology spending, which accounts for more than half of total corporate capital expenditures. Under the pressure of slowing demand, overcapacity in many industries resulted in weak sales and pricing power. A severe downturn in profits followed, particularly in the technology sector. As a result, the market witnessed a record number of negative pre-announcements and downward earnings revisions.

During the third quarter of 2001, the U.S. economy struggled with contractions in manufacturing activity. Consumer spending, which accounts for two-thirds of the economy, also showed signs of weakening. Following the terrorist attacks, many consumers retrenched at an accelerated rate owing to increased uncertainty about personal safety, current income and the market value of invested assets. By the Fund's fiscal year-end, the equity markets rallied to pre-September 11 levels, a positive surprise. The inflow of liquidity, the dramatic sell-off immediately following the terrorist attacks, and the 40-year lows in interest rates and inflation likely contributed to the rally; however, the recent rally's sustainability remains to be seen. The shock of recent events reduces the probability of the near-term restoration of consumer and investor confidence and limits the near-term effectiveness of recent monetary easing and income tax cuts. As businesses face additional pricing, profit and competitive pressures, we anticipate a delay in a capital spending recovery.

For most of the reporting period, value investments outperformed growth investments, continuing the trend begun in 2000. However, following September 11, growth modestly outperformed value as the focus for many investors shifted to oversold growth stocks. Health care also showed strength during this period. Still, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 19.66% for the year under review. Additionally, small companies outperformed large companies during the reporting period.


INVESTMENT OUTLOOK AND STRATEGY

For the near term we expect the economy to remain weak, as evidenced by the weight that rising unemployment, slowing home sales and weakening retail sales have on consumer confidence and spending. We believe a resumption of real U.S. economic growth will not be likely until mid-2002. Although this near-term view is challenging for equities, there is optimism regarding potential returns in 2002 since equities invariably post gains some months ahead of the economy. Additionally, the significant liquidity injected into the financial markets is creating unattractive returns of just 2%-3% on cash reserves. We believe much of the overvaluation in equities was corrected over the past 18 months and the American investor's confidence, while shaken, remains strong.

Within the economic environment of low earnings visibility, investors are best served by careful selection of quality securities in the best-positioned stock market sectors. As of November 30, we favored defense, biotechnology and telecommunications services stocks. We reduced the Fund's exposure to the consumer discretionary sector, as spending in this area declined due to weakening consumption and a protracted recovery in the advertising cycle. We remained overweighted in health care, which is a defensive sector with good long-term growth potential and favorable earnings visibility. Since we expect the fundamentals in IT to remain weak for the near term, the Fund's exposure remained below market in this sector. Most consumer staples issues, although appealing for their relative immunity from economic cycles, were fully priced by period-end, in our opinion.

Although the markets may continue to struggle in the near term, we remain patient and optimistic for the longer term. We still believe that strong investment performance over time emanates from the careful selection of reasonably priced stocks of well-positioned companies in a variety of sectors. Fundamentals that we favor include convincing business models, competitive and/or creative products and services, above-average end market growth, and strong management teams. We believe the stock market will once again focus on quality growth companies as investor confidence is restored.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged, and investments cannot be made in an index.

*** The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

**** Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

PERFORMANCE

FTI Large Capitalization Growth and Income Fund's total return for the fiscal year ended November 30, 2001, was -9.22%,* compared with the Lipper Large Cap Value Index,** which fell 3.84%. The Standard & Poor's 500 Composite Stock Price Index (S&P 500(R)) declined 12.21%.*** Opportunistic sales of technology and financial companies in the early spring and late summer contributed to sustaining the Fund's value. The Fund held an unusually large cash position throughout much of the third and fourth quarters, helping to cushion it from broad equity market weakness.


MARKET REVIEW

What a year!

In last year's report, we pointed out Federal Reserve Board (Fed) Chairman Alan Greenspan's vigorous efforts to slow the U.S. economy with six interest rate hikes. The U.S. economy decelerated accordingly, and the National Bureau of Economic Research determined in November 2001 that the economy had entered a recession last March. The Fed, however, began its fight to offset the weakening economy in early January and has lowered the federal funds target rate 10 times so far this year, the most compressed series of cuts on record.

These interest rate cuts along with increased defense spending, anticipated fiscal stimulus legislation, expected additional monetary easing through the rest of the year and President Bush's proposed additional tax cuts, seemed to have begun benefiting the domestic economy. Indeed, before September 11's tragic events, signs appeared of improving consumer and manufacturer behavior. The coming months will test the thesis that economic recovery is already under way and that equity investors' recent enthusiasm will be justified as earnings grow later in 2002.


INVESTMENT OUTLOOK AND STRATEGY

We believe the Fund is invested in premier companies that are each exploiting the promise offered by long-term, favorable global demographic and economic trends. Our strategic investment emphasis continues in technology, communications, health care and financial services companies. We will invest the Fund's cash balance within these sectors. The convergence of computing technology with voice and data communications supports the advance in productivity and acts as a brake on inflation. Financial companies are responding to the increasing demands from a growing cohort of older Americans, Europeans and Japanese wary of public pension schemes as they near retirement and in need of insurance and other financial services.

Among financial companies, the focus is upon diversified firms and insurance companies. Definite evidence of rising premium rates suggests rising earnings in coming quarters. Pharmaceutical firms are also clear beneficiaries of an aging population. Approximately 57% of the Fund's net assets on November 30 were invested in companies exploiting these durable trends. A strategic goal since the Fund's formation in December 1998 has been to substantially reduce unrealized capital gains among its long-held equities. We realized gains as advantageous opportunities arose, reducing unrealized gains further to 30% of the Fund's value, down from 39% on November 30, 2000, and 51% on November 30, 1999.

The creation of real long-term wealth rests upon holding sizable positions of leading companies in business sectors benefiting from durable demographic and economic trends. The strength in economic fundamentals in the U.S., Germany and Japan suggests healthy rewards for equity investors holding the leading global companies represented in the Fund.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges. This index is unmanaged, and investments cannot be made in an index.

*** The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

The 12-month period ended November 30, 2001, represented another difficult year in the international equity markets, with most major developed markets experiencing significant negative returns.* For the Fund's fiscal year, the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI(R) EAFE(R))** fell 18.87% in U.S.-dollar terms, with similar returns recorded in France, Germany and most European countries. Returns in Japan were even poorer, falling 28.77%, as the country, its economy, and its political system continued to struggle. Despite being underweighted in Japan for most of the period, the FTI International Equity Fund underperformed relative to the MSCI EAFE Index, returning -27.66% for the period.*** This underperformance was primarily due to the portfolio's growth-oriented investment style, as growth stocks around the world continued to underperform relative to more value, less economically-sensitive stocks, as represented by the -23.62% return of the MSCI EAFE Growth Index for the period.****


MARKET REVIEW

It is difficult to discuss this period in the world equity markets without reflecting on the attacks of September 11. Clearly all of America, and the world, was deeply affected by these tragedies. In the aftermath, there were immediate, significant equity declines, along with an acceleration in the negative economic trends that were already under way. These trends included slowing manufacturing output, weakening consumer confidence, rising unemployment and a slide into a global economic recession. These were particularly evident in the U.S., but plainly trickled throughout the world, impacting all regions.

In Japan, the economy continued to deteriorate, placing a great strain on the political system. Although the government is currently discussing two supplementary budgets worth approximately 3 trillion yen in spending and 1.7 trillion yen in new bond issues, some politicians are now beginning to distance themselves from the Koizumi government, frustrated by the lack of action on the economy. In particular, the government refuses to deal with the bad debt problems facing Japanese banks, while these banks face additional pressure with the recent asset price declines and further economic slide.

The continental European and U.K. economies weakened during the period, as exports to the U.S. and Asia slowed. Germany's most important survey of business confidence recently fell to its lowest level in 28 years. Although headline inflation fell, core inflation in Europe has picked up somewhat lately. Nevertheless, the U.K. and European central banks reduced interest rates and are expected to ease monetary policy further.

Investors' increasing risk aversion was visible in the Asian and Latin American equity markets, as stock prices reflected the severe economic slowdown in Singapore, Malaysia, Taiwan, Hong Kong, and the Philippines. Within Latin America, Mexico suffered from the dual impact of a slowing U.S. economy and pressure on oil prices, one of its principal exports.


INVESTMENT OUTLOOK AND STRATEGY

As we look forward to 2002, we expect to see economic growth estimates and earnings expectations stabilizing, as the impact of the burst technology bubble finally fades away. For the developed economies, we now anticipate economic growth of 1.5%-2% in 2002. Worldwide, we expect corporate earnings to gain 5% in 2002. Earnings will most likely be under pressure for the better part of the first six months of 2002 with the real recovery coming in the second half of the year.

We expect central banks to continue lowering interest rates to stimulate sluggish economies. Historically, such monetary easings have proven to be a more important tool for equity markets than corporate earnings. Since September 11, central banks have added more than $120 billion of excess liquidity to the system to support economies and financial markets, far exceeding the $28 billion provided during the crisis associated with the collapse of Long Term Capital Management in 1998.

The euro, Swiss franc and British pound sterling may see additional appreciation as investors seek alternatives to the U.S. dollar, whose previous status as the "safe haven" currency is no longer universally accepted. Such appreciation of these currencies will facilitate lower interest rates without fear of inflation. Although equities may look cheap, especially relative to U.S. equities, we expect earnings growth to slow and earnings downgrades to increase in 2002. Despite the slowdown, the close correlation between U.K. and European stock prices with those of the U.S. suggests that any improvement in the U.S. equity market will be seen shortly thereafter in European and U.K. markets.

In the emerging markets, we expect to see further interest rate cuts, fiscal stimulus and weaker currencies in Asia. With 80% of Mexican exports directed toward the U.S., we believe Mexico must wait for a U.S. recovery before seeing foreign investor interest in its markets yet again.

Not surprisingly, it is difficult to be optimistic about the near-term prospects for the Japanese economy. Until we see concrete evidence of change in its economy and its financial sector, we will continue to underweight Japan.

From a strategic standpoint, we plan to adjust our portfolio as we move into 2002 to increase our exposure to the U.K. and developed markets of Europe. As the recovery gains visibility, we will likely increase exposure to emerging markets. From a sector perspective, we will generally adjust our weightings out of defensive sectors and into more cyclical growth sectors such as technology, telecommunications and media as the global economic recovery progresses.


* International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** MSCI Europe Australasia Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

*** Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**** MSCI EAFE Growth Index is a market capitalization-weighted index of stocks that have the highest price-to-book ratios.

FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE

FTI Small Capitalization Equity Fund ended its fiscal year with a net asset value of $18.71 on November 30, 2001, down from $21.00 a year earlier. The Fund declined 10.90%,* compared with the Russell 2000 Growth Index's decline of 9.32% for the one-year reporting period.**

The past year was a difficult one for small capitalization growth stocks, hurting the performance of this growth-oriented Fund. In particular, our investments in technology, commercial services and consumer growth stocks negatively affected performance.

During the Fund's fiscal year, we reduced our overweighted positions in financial and health care stocks, while we increased our weightings in technology, consumer staples and telecommunications services. At year-end, we were overweighted in technology and consumer staples and underweighted in consumer discretionary, industrial and energy stocks.


MARKET REVIEW

Investors faced a challenging market with continued turbulence for the one-year period ended November 30, 2001. The volatility was largely due to weak corporate earnings, the technology sector correction that began last March, and the tragic events of September 11. Driven by a stream of disappointing earnings news and declining consumer confidence, with no countervailing positive news, stock prices dropped broadly and steeply at times. Many investors abandoned "New Economy" technology stocks and rotated their assets to such "safer havens" as high-quality bonds and more defensive stocks that tend to perform well during periods of extreme market volatility.

Weak corporate earnings continued to impede stock performance, as the much-vaunted mid-year economic recovery failed to materialize. In what was already an unstable environment, the September 11 events rocked the market. The Russell 2000 Growth Index fell 5.5% on the day the market reopened. The Dow Jones Industrial Average fell more than 14% in the first week of renewed trading, its worst weekly loss in nearly 70 years. Despite the Federal Reserve Board's (the Fed's) four-and-a-half percentage point rate cut over the one-year period, equity markets overall posted negative one-year returns. However, the year concluded on a more positive note, as during the last week of September and the months of October and November, the markets rebounded sharply.


INVESTMENT OUTLOOK & STRATEGY

In our opinion, the market faces significant challenges going forward. Against a troubling economic backdrop, the onset of war introduces heightened levels of concern. We are warned against escalating terror. The economic climate is turbulent. Consumers are wary. Airlines are troubled. Capital spending remains weak. The wealth lost in the past six quarters weighs heavily on both consumer and corporate spending plans.

Yet we see significant reasons for hope. American spirits have shown remarkable resilience as we confront the demands of war. Many of the factors that impeded the economy have reversed or disappeared. Remember that the Fed was still tightening the money supply late last year. Now, monetary easing is beginning to show results -- lower rates are spurring mortgage refinancing, enhancing disposable income available to homeowners. Fiscal policy has become aggressively stimulative. Government spending is increasing, we believe additional tax cuts are likely, and deficit spending, at least for the time being, is no longer shunned. At the same time, the inventory liquidation that sapped gross domestic product appears to be complete, allowing industrial production to more closely approximate end-user demand. Finally, energy prices have been falling, reversing the spikes we saw as we entered last year's heating season.

We believe another noteworthy factor is the market's performance following past crises. Although it is common for stocks to fall during crises, they have exhibited a tendency to advance in the crises' aftermath. According to a Ned Davis Research study of the Dow Jones Industrial Average's performance at the time of various crises in the past and during subsequent periods, stocks have typically fallen 7% during a crisis, but have gained 12% in the following 126-day period. Two explanations may account for this. First, the market may immediately discount its deepest fears and subsequently find the long-term effects to be less dire than initially feared. Second, these events have typically been accompanied by monetary stimulus that fueled the market's performance. Although we do not yet know whether the market's discount for our current crisis is adequate, the positive signs with respect to an economic stabilization encourage us.

Regarding small capitalization stocks in particular, we believe relative valuations and growth rates continue to favor this asset class. The International Brokers Estimate System estimated, as of November 30, 2001, that next year's earnings for companies in the Russell 2000 Index are expected to grow 17.5%, while the S&P 500's are expected to grow only 12.1%. In spite of the faster growth, small stocks are cheaper based on price-to-earnings (P/E) ratios. For example, on November 30, 2001, the Russell 2000 Index's P/E was 15.9 times next year's earnings; the S&P 500's was 20.2 times. This combination of higher expected earnings and lower P/E ratios is promising. Also, small stocks have a history of outperforming when the economy emerges from recession. When combined with the long-term strategic advantages of small capitalization stocks (opportunities arising from inefficiently priced securities; entrepreneurial companies; greater potential for growth), these factors lead us to optimism about this asset class. Nonetheless, we remind you to remain aware of smaller stocks' potentially higher volatility, especially in uncertain times.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and investments cannot be made in an index.

FTI EUROPEAN SMALLER COMPANIES FUND

PERFORMANCE

For the 11-month period from the Fund's inception on January 2, 2001, through November 30, 2001, the FTI European Smaller Companies Fund fell 31.10% compared with the 23.42% decline of its benchmark, the HSBC Smaller European Companies Index.* FTI European Smaller Companies Fund's underperformance during the period was primarily the result of the Fund's sector allocations. The Fund did not invest in sectors such as minerals (energy and non-energy) and utilities, which showed strong relative performances for the period under review. Conversely, the Fund was overweighted in such areas as electronic technology and commercial services, which lagged the overall index. Although these sectors' returns were weak during the period, we were able to purchase many high-quality companies at attractive valuations.**


MARKET REVIEW

The September 11 attacks on the U.S. acted to accelerate the downward trend already in motion during 2001, sending global equity markets to new lows. At the end of September, valuations were at levels that led to broad speculation that equity markets had reached a bottom. Markets advanced strongly in October and November, led by the more aggressive growth industries such as wireless telecommunications, semiconductors and software. This marked a clear reversal in industry performance, as the more aggressive growth industries showing the greatest gains after the end of September were precisely those that had the most extreme losses previously in the year. Despite the strong performance of the technology, telecommunications and health technology sectors in the HSBC Smaller European Companies Index during October and November, energy minerals and consumer non-durables were the only index sectors to register positive returns year-to-date through November 30, 2001.

This shift in the performance of aggressive growth versus more defensive sectors is reflected in the relative performance of growth and value stocks during 2001. Although growth-oriented companies began to outperform at the end of September, their losses prior to the end of September still showed significant underperformance year-to-date. Overall, it was the wide discrepancy between growth and value performance during the first quarter that resulted in much of the Fund's underperformance year-to-date through November 30, 2001.

The Fund's stock selection was mixed across sectors and countries during the period under review. For example, in spite of weak performance by the pharmaceuticals industry, our position in Italian pharmaceuticals producer Recordati had the most positive impact on the Fund due to its high earnings visibility and the signing of a promising new licensing agreement. While the telecommunications equipment sector as a whole suffered during the year, our position in Tandberg boosted the Fund's results after rebounding strongly in September as the attacks on September 11 were expected to increase demand for its teleconferencing equipment. Conversely, we sold Leica Geosystems and Pinguely-Haulotte as deteriorating fundamentals affected these companies' outlooks and share price performance.


INVESTMENT OUTLOOK AND STRATEGY

The Fund's investment process remains consistent, emphasizing its goal of creating a widely diversified portfolio of smaller capitalization companies with industry-leading proprietary products and services, sustainable margins and strong balance sheets. Despite the recovery of many of the more aggressive growth stocks and industries during October, our view of the markets going forward demands that we make careful and opportunistic investment decisions. The October rally appeared to be based primarily on valuations as investors opined that certain areas of the market were oversold. In our opinion, the fundamentals still point toward selective investing, and we remain focused on selecting companies with strong franchises and adding to existing holdings of companies with good earnings visibility and sound balance sheets.


* The HSBC Smaller European Companies Index is composed of about 1,500 companies in Europe having market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

FTI BOND FUND

PERFORMANCE

FTI Bond Fund generated a total return of 8.25%* for the year ended November 30, 2001, compared with 11.12% for the Lipper Intermediate Investment Grade Debt Index and 11.16% for the benchmark Lehman Brothers Aggregate Bond Index.** The Fund underperformed its benchmark due to its overweighted exposure in spread products, including high yield bonds. The Fund's yield at the end of November 2001 was 4.58%, while the average maturity was extended from 9.3 years to 9.9 years.


MARKET REVIEW

The U.S. economy already showed signs of slowing prior to September 11, but the terrorist acts greatly extended and deepened the weakness. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts and labor demand reduction, negatively impacting consumer spending, a classic sign of recession.

Aimed at cushioning the adverse impact of uncertainty on economic activity, the Federal Reserve Board (the Fed) shifted into an easing mode and slashed interest rates aggressively beginning in January. In the wake of the attacks, the Fed cut rates further by 150 basis points, bringing this cycle's cumulative rate reductions to 450 basis points and taking the federal funds target rate to a 40-year low of 2%. We believe modest additional rate cuts are likely as evidence of economic weakness continues, but the pace should slow in light of substantial monetary and fiscal stimulus already in the pipeline.

Despite economic problems, most spread sectors outperformed Treasuries and by period-end, domestic equity markets reached levels higher than before the attacks. In addition, the overall fixed income market was up for the year under review as interest rates declined. A major event during the reporting period was the Fed's surprise Halloween announcement that it will eliminate 30-year Treasury bond new issuance. The move seemed designed to lower the long-term portion of the yield curve, which had held steady as the short-end plummeted. The Fed appeared to be counting on this action to make mortgage and corporate sector refinancing cheaper, although its effectiveness at engineering an economic turnaround remains to be seen.


INVESTMENT OUTLOOK AND STRATEGY

Although the U.S. economy and markets regained some stability during October, uncertainty still exists as the threat of more terrorist attacks weighs heavily on the nation's psyche. Weakening labor markets are likely to affect consumer confidence. Business investment continues to tumble due to deteriorating profits and excess capital investment from the past decade's boom. U.S. exports are still constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit.

Despite near-term instability, there are several rays of hope on the horizon. Most notably, fiscal and monetary response has been immediate and powerful. More stimuli seem to be on the way such as a fiscal package of tax cuts and spending hikes equal to almost 2% of gross domestic product. Energy prices have fallen substantially, which should boost household and business purchasing power. Information technology-related productivity growth increases are likely to continue, which is encouraging in a time of slowdown in economic activity. All told, the groundwork appears to have been laid for a strong rebound, even stronger in terms of growth rates than was envisioned prior to the attacks. However, it is very difficult to pinpoint the precise timing of the recovery as it depends on how the political and military landscape plays out.

Currently, the bond market is grappling with the rapidly changing yield curve. Reduced supply of 30-year Treasuries should create a dramatic rally on the long end, as their scarcity pushes up prices. This technical factor may help, but should not change, economic fundamentals. Near term, we expect short-term rates to remain low and the yield curve to be historically steep.

Investment-grade corporate bonds underperformed during the year as signs of an economy slipping into recession prompted bondholders to seek the refuge of safer U.S. government and agency bonds. After a short-lived rally in the first half of 2001 and prior to September 11, corporate spreads were wide relative to historical averages as the economy began to enter a recession. The recent sell-off pushed spreads even wider to reflect the increased risk premium demanded by investors. Spreads increased roughly 8 basis points during November as higher-quality and longer-maturity bonds generally outperformed. Uncertainty led us to upgrade our portfolio credit quality and reduce our exposure to weak BBB and crossover credits, vulnerable industry sectors and long-dated bonds. We emphasized liquid securities from higher-quality issuers and industry sectors characterized by free cash-flow generation, leading market positions, sustainable competitive advantages and strong debt protection measures.

Severely affected by a flight to quality after September 11, the broader high yield market underperformed significantly during the period under review. Spreads widened to nearly record levels after the terrorist attacks. The high yield sector still represents good value especially given the reversal from negative to positive flows for high yield mutual funds, a slight steepening of the 3-month to 10-year Treasury yield curve and a modest acceleration in money supply growth. Despite better valuations and October's strong returns, market uncertainty led us to continue to embrace a defensive posture and maintain minimal exposure to high yield bonds.

With 30-year and 15-year mortgage rates falling roughly to 6.5% and 6.0%, mortgage refinancing should increase and pressure current coupons with tremendous supply. Thus, we ended the fiscal year with an underweighted position in these issues. Commercial mortgage-backed securities were a staple of our mortgage portfolio over the last few months of the period, but we reduced our allocation through profit taking. U.S. agency securities seem more attractive to us based on yield and liquidity.

Considering the current market environment, deteriorating credit conditions and increased investor risk aversion, we continue to believe that portfolio credit quality will still be very important in the near future. As a result, we will continue to focus on liquid, high-quality issues. We already began to reduce our exposure to the majority of spread sectors prior to September 11 and continued these measures through fiscal year-end. In addition, market volatility provides us with the chance to do what we do best -- opportunistically invest in sectors when value presents itself. We expect to add spread sector holdings, such as corporate, mortgages and asset-backed securities, and "plus" sector positions, such as high yield, non-U.S. dollar and emerging market bonds from the benchmark Lehman Brothers Aggregate Bond Index, to our portfolio in the weeks and months ahead.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. As of 11/30/01, the Lipper Intermediate Investment Grade Debt Index consisted of the 30 largest funds in the Intermediate Investment Grade classification based on year-end total net assets. The Lipper index does not include sales charges. The Fund's performance relative to the index might have been different if such charges had been considered. Past performance does not guarantee future results.

FTI MUNICIPAL BOND FUND

PERFORMANCE

FTI Municipal Bond Fund generated a total return of 8.06%* for the year ended November 30, 2001, compared with the Lipper Intermediate Municipal Debt** category's 7.56% return. As the municipal yield curve steepened during the year, the Fund's performance benefited from its emphasis on short-intermediate maturities.


MARKET REVIEW

At period-end, the markets continued to absorb the impact of the tragic September 11 attacks. The economy was already fragile prior to September 11, but the attacks extended and deepened the weakness. The U.S. economy remained in a downward trend, signaling recessionary conditions. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts. As a result, layoffs continued and the prospect of significant further pressure on the labor markets seemed apparent. Within this environment, consumer spending weakened in a classic recessionary response. The Federal Reserve Board (the Fed) returned to its aggressive easing mode, aimed at cushioning the adverse impact of uncertainty on economic activity. The Fed cut a total of 450 basis points by the end of November, leaving the federal funds target rate at 2.00%, a 40-year low. Modest additional cuts seem likely as evidence of economic weakness continues, but the pace should slow in light of the extensive monetary and fiscal stimulus already in the pipeline. Despite the nation's economic woes, its equity markets have reached levels higher than pre-September 11, and most spread sectors have outperformed Treasuries.

Another major event during the Fund's fiscal year was the Treasury Department's surprise Halloween announcement that it will eliminate new issuance of the 30-year Treasury bond. The move seems designed to lower the long-term portion of the yield curve, which had held steady as the short-term portion plummeted. The cost of refinancing in the mortgage and corporate sectors would benefit as yields fall. How effective the Treasury's decision will be in engineering an economic turnaround remains to be seen.

Similar to the Treasury market, municipal yields also declined over the course of the year. Specifically, 2-year AAA municipal yields declined 191 basis points to 2.42%, 10-year yields 50 basis points to 4.21%, and 30-year yields 42 basis points to 5.00%. The spread differential between 2- and 30-year municipal yields widened by 149 basis points with the greatest impact on maturities less than 5 years.

As a sector, municipals underperformed Treasuries as the 10-year AAA tax-exempt/taxable ratio began the year at 86% and widened to 88% by period-end. Despite the modest underperformance, the municipal market's performance was impressive given the large increase in supply this year. The historically low interest rate environment in the municipal market contributed to a rise in both new issuance debt and refunding debt. From a demand perspective, municipals benefited from significant equity market weakness as both retail and institutional investors reallocated their portfolios in favor of municipals.

Resulting from the economic slowdown, as well as the repercussions of the September 11 attacks, credit quality in the municipal sector came under increased scrutiny and pressure. Specifically, municipalities heavily dependent upon tourism and sales tax revenue experienced some credit deterioration due to the uncertainty of future traveler and consumer behavior. Additionally many large issuers, such as the State of California, experienced larger-than-anticipated budget deficits, which necessitated budget revisions.

INVESTMENT OUTLOOK AND STRATEGY

The economy regained some stability in October, but uncertainty still exists as the threat of more terrorist attacks weighs on the American psyche. Labor markets continued to deteriorate, cutting into income growth and confidence. Business investment tumbled, hurt by deteriorating profits and an overhang in capital put in place during the economic boom. U.S. exports are constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit. Despite the near-term gloom, there are several rays of hope on the horizon. Most notably, the fiscal and monetary response has been powerful and more stimulus is on the way. A fiscal package of tax cuts and spending hikes equal to almost 2% of the nation's gross domestic product seems to be under way. Substantial reductions in energy prices should boost household and business purchasing power. Also, information-technology related productivity growth increases are likely to continue, which is encouraging in a time of economic slowdown. Overall, the groundwork seems to have been laid for a strong rebound. It is, however, very difficult to pinpoint the precise timing of a recovery since it also depends on how the political and military landscape unfolds.

At the Fund's fiscal year-end, the bond market continued to grapple with the rapidly changing yield curve. The elimination of 30-year Treasury new issues should create a dramatic rally on the long-term portion, as their scarcity pushes up prices. Although this technical factor will help, it is not a change in economic fundamentals. We expect short-term rates to remain low and the yield curve to be historically steep for the near term.

Our outlook for the municipal market is cautionary due to our expectations for an economic rebound in 2002. If the economy improves in 2002, as expected, there could be a reallocation of assets from fixed income to equity securities. As a result, both retail and institutional demand for municipal securities could moderate from the existing high levels. Additionally, municipal supply should continue to be strong as issuers take advantage of historically low interest rates to finance capital projects and/or refinance outstanding debt. However, the magnitude and timing of an economic rebound is uncertain, and demand for municipals could continue at a significant level if the equity markets do not improve.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper Intermediate Municipal Debt funds invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

LAST MEETING OF SHAREHOLDERS


A Special Meeting of Trust shareholders was held on March 30, 2001. As of February 16, 2001, the record date for shareholder voting at the meeting, there were 44,747,855 total outstanding Shares. The following items were considered and approved by shareholders. The results of their voting were as follows:

AGENDA ITEM 1. To approve new Investment Advisory Agreement between the FTI Funds and Fiduciary International Inc.

           FUND                           FOR          AGAINST       ABSTAINED
--------------------------------------------------------------------------------
Municipal Bond Fund                    7,759,023            0            0
Bond Fund                             11,603,248            0            0
Large Cap Growth Fund                  3,448,567            0            0
Large Cap Growth and Income Fund      10,501,242            0            0
Small Cap Equity Fund                  3,707,742        4,697            0
International Equity Fund              5,698,942       17,944            0
European Smaller Companies Fund        1,122,536            0            0

FTI LARGE CAPITALIZATION GROWTH FUND


       GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Russell 1000 Growth Index
(RUS1).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth Fund to that of the Russell 1000 Growth Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                  FTI LARGE                      FTI Large
               CAPITALIZATION   RUSSELL 1000   Capitalization  Russell 1000
    Date         GROWTH FUND    GROWTH INDEX    Growth Fund    Growth Index
    ----         -----------    ------------    -----------    ------------
   12/11/98        $10,000         $10,000
   11/30/99        $11,790         $12,763         17.90%         27.63%
   11/30/00        $10,723         $11,288         -9.05%        -11.56%
   11/30/01        $ 7,560         $ 8,714        -29.50%        -22.80%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (29.50%)
       Start of Performance (12/11/98)                             (8.99%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Russell 1000 Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND


 GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth and Income Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth and Income Fund with that of the S&P 500 Composite Stock Price Index based on a $10,000 investment from 12/11/98 to 11/30/01.

               FTI LARGE CAPITALIZATION                    FTI Lg. Cap
     DATE       GROWTH AND INCOME FUND    S&P 500 INDEX       G&I          S&P 500 $T
     ----       ----------------------    -------------       ---          ----------
   12/11/1998          $10,000               $10,000
   11/30/1999          $11,420               $12,089         14.20%          20.89%
   11/30/2000          $11,194               $11,579         -1.98%          -4.22%
   11/30/2001          $10,162               $10,165         -9.22%         -12.21%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                      (9.22%)
       Start of Performance (12/11/98)                              0.54%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI INTERNATIONAL EQUITY FUND


         GROWTH OF A $10,000 INVESTMENT IN FTI INTERNATIONAL EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI International Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the MSCI Europe Australasia and Far East Index (MSCI EAFE).+

[LINE GRAPH]

The following line graph compares the performance of the FTI International Equity Fund with that of the MSCI Europe Australasia Far East Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                    FTI                         FTI
               INTERNATIONAL                International
                EQUITY FUND     MSCI EAFE    Equity Fund
   12/22/1995     $10,000        $10,000
   11/30/1996     $11,004        $10,898       10.04%
   11/30/1997     $12,436        $10,885       13.01%
   11/30/1998     $14,252        $12,711       14.61%
   11/30/1999     $18,132        $15,435       27.22%
   11/30/2000     $15,044        $13,975       -17.03%
   11/30/2001     $10,883        $11,338       -27.66%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (27.66%)
       5 Year                                                      (0.22%)
       Start of Performance (12/22/95)                              1.43%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI SMALL CAPITALIZATION EQUITY FUND


       GROWTH OF $10,000 INVESTED IN FTI SMALL CAPITALIZATION EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the Russell 2000 Growth Index
(RUS2).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Small Capitalization Equity Fund with that of the Russell 2000 Growth Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                 FTI SMALL                          FTI Small
               CAPITALIZATION    RUSSELL 2000     Capitalization      Russell 2000
     Date        EQUITY FUND     GROWTH INDEX      Equity Fund        Growth Index
     ----        -----------     ------------      -----------        ------------
   12/22/95        $10,000         $10,000
   11/30/96        $12,080         $10,984            20.80%             9.84%
   11/30/97        $14,370         $12,640            18.96%             15.08%
   11/30/98        $13,603         $11,740            -5.34%             -7.12%
   11/30/99        $21,349         $15,575            56.94%             32.66%
   11/30/00        $23,530         $13,391            10.22%            -14.02%
   11/30/01        $20,966         $12,143           -10.90%             -9.32%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (10.90%)
       5 Year                                                      11.66%
       Start of Performance (12/22/95)                             13.27%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Russell 2000 Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI EUROPEAN SMALLER COMPANIES FUND


      GROWTH OF A $10,000 INVESTMENT IN FTI EUROPEAN SMALLER COMPANIES FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI European Smaller Companies Fund (the "Fund") from January 2, 2001 (start of performance), to November 30, 2001, compared to the HSBC European Smaller Companies Index.+

[LINE GRAPH]

The following line graph compares the performance of the FTI European Smaller Companies Fund to that of the HSBC European Smaller Companies Index based on a $10,000 investment from 1/02/01 to 11/30/01.

                                                                          HSBC
                                 HSBC SMALLER                           Smaller
                  FTI EUROPEAN     EUROPEAN                             European
                    SMALLER        COMPANIES    FTI European Smaller    Companies
                 COMPANIES FUND      INDEX         Companies Fund         Index
     01/02/2001     $10,000         $10,000
     11/30/2001      $6,890         $7,658             -31.10%           -23.42%

         AGGREGATE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001++

       Start of Performance (1/2/01)                              (31.10%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The HSBC European Smaller Companies Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The HSBC European Smaller Companies Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

++ Since the Fund has existed for less than one year, average annual total returns are not provided.

FTI BOND FUND



                   GROWTH OF $10,000 INVESTED IN FTI BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Aggregate Bond Index (LBABI).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Bond Fund with that of the Lehman Brothers Aggregate Bond Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                                              LEHMAN BROTHERS AGGREGATE                   LB Aggregate Bond
      DATE               FTI BOND FUND                BOND INDEX         FTI Bond Fund         Index
   12/11/1998              $10,000                     $10,000
   11/30/1999              $10,031                      $9,996               0.31%            -0.04%
   11/30/2000              $10,786                     $10,902               7.53%             9.06%
   11/30/2001              $11,676                     $12,118               8.25%            11.16%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.25%
       Start of Performance (12/11/98)                              5.35%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Lehman Brothers Aggregate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI MUNICIPAL BOND FUND


              GROWTH OF $10,000 INVESTED IN FTI MUNICIPAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Municipal Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Municipal Bond 7-Year Index (LB7MB).+

      [FTI MUNICIPAL BOND FUND LINE GRAPH]

The following line graph compares the performance of the FTI Municipal Bond Fund with that of the Lehman Brothers Municipal Bond 7-Year Index based on a $10,000 investment from 12/11/98 to 11/30/01.

      DATE         FTI MUNICIPAL     LEHMAN BROTHER 7-YEAR    FTI Muni Fund        LB7MB
                     BOND FUND          MUNI BOND INDEX
   12/11/1998         $10,000               $10,000
   11/30/1999          $9,934               $10,039               -0.66%           0.39%
   11/30/2000         $10,452               $10,697               5.21%            6.55%
   11/30/2001         $11,294               $11,566               8.06%            8.13%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.06%
       Start of Performance (12/11/98)                              4.18%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Municipal Bond 7-Year Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Lehman Brothers Municipal Bond 7-Year Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                      COUNTRY            SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 97.8%
    AEROSPACE & DEFENSE 2.2%

    Raytheon Co. ....................................................................United States        8,000       $  262,160
    United Technologies Corp. .......................................................United States        3,000          180,600
                                                                                                                      ----------
                                                                                                                         442,760
                                                                                                                      ----------

    BANKS 1.5%
    Bank of New York Co. Inc. .......................................................United States        8,000          313,920
                                                                                                                      ----------

    BEVERAGES 1.7%
    PepsiCo Inc. ....................................................................United States        7,000          340,410
                                                                                                                      ----------

(a) BIOTECHNOLOGY 6.0%
    Amgen Inc. ......................................................................United States        4,000          265,720
    Genentech Inc. ..................................................................United States       11,000          631,950
    Genzyme Corp-General Division ...................................................United States        5,800          316,796
                                                                                                                      ----------
                                                                                                                       1,214,466
                                                                                                                      ----------

(a) COMMERCIAL SERVICES & SUPPLIES 2.4%
    Concord EFS Inc. ................................................................United States       16,000          479,360
                                                                                                                      ----------

    COMMUNICATIONS EQUIPMENT 4.7%
(a) Cisco Systems Inc. ..............................................................United States       30,000          613,200
    Nokia Corp., ADR ................................................................   Finland          15,000          345,150
                                                                                                                      ----------
                                                                                                                         958,350
                                                                                                                      ----------

    COMPUTERS & PERIPHERALS 3.5%
(a) EMC Corp. .......................................................................United States       15,000          251,850
    International Business Machines Corp. ...........................................United States        4,000          462,360
                                                                                                                      ----------
                                                                                                                         714,210
                                                                                                                      ----------

    DIVERSIFIED FINANCIALS 3.5%
    American Express Co. ............................................................United States        8,500          279,735
    Citigroup Inc. ..................................................................United States        9,000          431,100
                                                                                                                      ----------
                                                                                                                         710,835
                                                                                                                      ----------

(a) DIVERSIFIED TELECOMMUNICATION SERVICES .7%
    Broadwing Inc. ..................................................................United States       16,000          152,320
                                                                                                                      ----------

(a) ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
    Agilent Technologies Inc. .......................................................United States       13,000          354,510
    Solectron Corp. .................................................................United States       19,000          279,300
                                                                                                                      ----------
                                                                                                                         633,810
                                                                                                                      ----------

    ENERGY EQUIPMENT & SERVICES 1.4%
    Transocean Sedco Forex Inc. .....................................................United States       10,000          283,000
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                      COUNTRY            SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   FOOD & DRUG RETAILING .8%
   SYSCO Corp. .................................................................     United States        7,000       $  172,130
                                                                                                                      ----------

   HEALTH CARE EQUIPMENT & SUPPLIES 4.7%
   Applera Corp-Applied Biosystems Group .......................................     United States       10,000          331,000
   Medtronic Inc. ..............................................................     United States       13,000          614,640
                                                                                                                      ----------
                                                                                                                         945,640
                                                                                                                      ----------

   HEALTH CARE PROVIDERS & SERVICES 4.1%
   Cardinal Health Inc. ........................................................     United States        6,000         409,920
(a)Tenet Healthcare Corp. ......................................................     United States        3,500         210,000
   UnitedHealth Group Inc. .....................................................     United States        3,000         214,350
                                                                                                                      ----------
                                                                                                                        834,270
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 9.9%
   General Electric Co. ........................................................     United States       25,000          962,500
   Tyco International Ltd. .....................................................     United States       17,800        1,046,640
                                                                                                                      ----------
                                                                                                                       2,009,140
                                                                                                                      ----------

   INSURANCE 6.2%
   American International Group Inc. ...........................................     United States        6,000          494,400
   Marsh & McLennan Cos. Inc. ..................................................     United States        4,000          427,880
   St. Paul Cos. Inc. ..........................................................     United States        7,000          329,560
                                                                                                                      ----------
                                                                                                                       1,251,840
                                                                                                                      ----------

(a)INTERNET SOFTWARE & SERVICES .9%
   Check Point Software Technologies Ltd. ......................................       Israel             5,000          191,750
                                                                                                                      ----------

   IT CONSULTING & SERVICES 3.4%
   Electronic Data Systems Corp. ...............................................     United States       10,000          692,200
                                                                                                                      ----------

   LEISURE EQUIPMENT & PRODUCTS 1.4%
   Mattel Inc. .................................................................     United States       15,000          276,150
                                                                                                                      ----------

(a)MEDIA 10.0%
   AOL Time Warner Inc. ........................................................     United States       15,000          523,500
   Clear Channel Communications Inc. ...........................................     United States        8,000          373,840
   Comcast Corp., A ............................................................     United States        9,000          342,000
   Gemstar-TV Guide International Inc. .........................................     United States       10,000          277,300
   Liberty Media Corp., A ......................................................     United States       22,000          289,300
   Viacom Inc., B ..............................................................     United States        5,000          218,250
                                                                                                                      ----------
                                                                                                                       2,024,190
                                                                                                                      ----------

   MULTILINE RETAIL 3.8%
(a)Costco Wholesale Corp. ......................................................     United States        8,000          327,040
   Wal-Mart Stores, Inc. .......................................................     United States        8,000          441,200
                                                                                                                      ----------
                                                                                                                         768,240
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   PHARMACEUTICALS 10.1%
   Eli Lilly & Co. .............................................................     United States        5,000       $  413,350
   Johnson & Johnson ...........................................................     United States        6,500          378,625
   Merck & Co. Inc. ............................................................     United States        7,000          474,250
   Pfizer Inc. .................................................................     United States       13,000          563,030
   Schering-Plough Corp. .......................................................     United States        6,000          214,380
                                                                                                                      ----------
                                                                                                                       2,043,635
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.7%
(a)Applied Materials Inc. ......................................................     United States        4,000          158,960
   Intel Corp. .................................................................     United States       12,000          391,920
                                                                                                                      ----------
                                                                                                                         550,880
                                                                                                                      ----------

(a)SOFTWARE 4.9%
   Mercury Interactive Corp. ...................................................      United States        6,000          184,740
   Microsoft Corp. .............................................................      United States        7,000          449,470
   Oracle Corp. ................................................................      United States       25,000          350,750
                                                                                                                      ----------
                                                                                                                         984,960
                                                                                                                      ----------

   SPECIALTY RETAIL 1.2%
   Home Depot Inc. .............................................................     United States        5,000          233,300
                                                                                                                      ----------

   TOBACCO .7%
   Philip Morris Cos. Inc. .....................................................     United States        3,000          141,510
                                                                                                                      ----------

(a)WIRELESS TELECOMMUNICATION SERVICES 2.3%
   Nextel Communications Inc., A ...............................................     United States       20,000          214,200
   Sprint Corp. (PCS Group) ....................................................     United States       10,000          249,500
                                                                                                                      ----------
                                                                                                                         463,700
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $18,638,843) ........................................                                      19,826,976
                                                                                                                      ----------

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
(b)REPURCHASE AGREEMENT (COST $376,000) 1.8%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $376,033)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................United States     $376,000          376,000
                                                                                                                     -----------
 TOTAL INVESTMENTS (COST $19,014,843) 99.6% .........................................                                 20,202,976

 OTHER ASSETS, LESS LIABILITIES .4% .................................................                                     79,913
                                                                                                                     -----------
 TOTAL NET ASSETS 100.0% ............................................................                                $20,282,889
                                                                                                                     -----------


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 76.0%
   AEROSPACE & DEFENSE 3.2%
   Curtiss Wright Corp., B ..........................................................United States        2,468       $   98,720
   Honeywell International Inc. .....................................................United States       70,000        2,319,800
                                                                                                                      ----------
                                                                                                                       2,418,520
                                                                                                                      ----------

   CHEMICALS 2.7%
   Dow Chemical Co. .................................................................United States       53,000        1,987,500
                                                                                                                      ----------

   COMMUNICATIONS EQUIPMENT 2.2%
   Corning Inc. .....................................................................United States      171,000        1,612,530
                                                                                                                      ----------

   COMPUTERS & PERIPHERALS 5.3%
   International Business Machines Corp. ............................................United States       34,000        3,930,060
                                                                                                                      ----------

   DIVERSIFIED FINANCIALS 2.0%
   Citigroup Inc. ...................................................................United States       31,000        1,484,900
                                                                                                                      ----------

   DIVERSIFIED TELECOMMUNICATION SERVICES 5.5%
   AT&T Corp. .......................................................................United States       92,000        1,609,080
   Verizon Communications ...........................................................United States       53,000        2,491,000
                                                                                                                      ----------
                                                                                                                       4,100,080
                                                                                                                      ----------

   FOOD PRODUCTS 3.3%
   Archer Daniels Midland Co. .......................................................United States      158,550        2,440,085
                                                                                                                      ----------

   HOUSEHOLD PRODUCTS 3.5%
   Procter & Gamble Co. .............................................................United States       34,000        2,633,640
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 5.4%
   General Electric Co. .............................................................United States       40,000        1,540,000
   Tyco International Ltd. ..........................................................United States       43,000        2,528,400
                                                                                                                      ----------
                                                                                                                       4,068,400
                                                                                                                      ----------

   INSURANCE 9.7%
   American International Group Inc. ................................................United States        5,000          412,000
   St. Paul Cos.Inc. ................................................................United States       47,000        2,212,760
   Unitrin Inc. .....................................................................United States       38,000        1,478,200
   XL Capital Ltd., A ...............................................................  Bermuda           34,000        3,161,320
                                                                                                                      ----------
                                                                                                                       7,264,280
                                                                                                                      ----------

(a)MEDIA 1.9%
   Liberty Media Corp., A ...........................................................United States      110,000        1,446,500
                                                                                                                      ----------

(a)MULTILINE RETAIL 2.8%
   Costco Wholesale Corp. ...........................................................United States       51,000        2,084,880
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH & INCOME FUND

                                                                                       COUNTRY           SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   OIL & GAS 10.0%
   BP PLC, ADR........................................................               United Kingdom      76,000      $ 3,356,920
   Exxon Mobil Corp. .................................................               United States      110,000        4,114,000
                                                                                                                      ----------
                                                                                                                       7,470,920
                                                                                                                      ----------

   PHARMACEUTICALS 14.7%
   Eli Lilly & Co. ...................................................               United States       35,000        2,893,450
   Johnson & Johnson..................................................               United States       80,000        4,660,000
   Merck & Co. Inc. ..................................................               United States       50,000        3,387,500
                                                                                                                      ----------
                                                                                                                      10,940,950
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.8%

(a)Analog Devices Inc. ...............................................              United States        2,000           85,000
   Intel Corp. .......................................................               United States       85,000        2,776,099
                                                                                                                      ----------
                                                                                                                       2,861,099
                                                                                                                      ----------
   TOTAL COMMON STOCKS (COST $35,111,812).............................                                                56,744,344
                                                                                                                      ----------
   PREFERRED STOCKS (COST $1,802,740) 2.8%
   Electronic Data Systems Corp., 7.625%, cvt. pfd. ..................               United States       36,000        2,069,640
                                                                                                                      ----------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $36,914,553)                                                   58,813,984
                                                                                                                      ----------

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                         ------
(b)REPURCHASE AGREEMENT (COST $17,246,000) 23.1%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $17,247,509)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies.........................................               United States     $17,246,000    17,246,000
                                                                                                                     -----------
   TOTAL INVESTMENTS (COST $54,160,553) 101.9%........................                                                76,059,984
   OTHER ASSETS, LESS LIABILITIES (1.9%)..............................                                                (1,425,681)
                                                                                                                     -----------
   TOTAL NET ASSETS 100.0%............................................                                               $74,634,303
                                                                                                                     ===========


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.5%
   AUSTRALIA 1.1%
                                                                                      Food & Drug
   Woolworths Ltd. ..................................................................  Retailing         87,000       $  502,146
                                                                                                                      ----------

   CANADA 2.9%
                                                                                       Electronic
                                                                                       Equipment
(a)Celestica Inc. ...................................................................& Instruments       30,600        1,294,074
                                                                                                                      ----------

   DENMARK 9.7%
   Danske Bank ......................................................................    Banks           64,000        1,012,829

                                                                                      Commercial
                                                                                       Services &
(a)ISS A/S ..........................................................................  Supplies          17,700          979,854


   Novo Nordisk AS, B ...............................................................Pharmaceuticals     36,900        1,434,363

                                                                                      Electrical
   Vestas Wind Systems AS ...........................................................  Equipment         26,000          866,729
                                                                                                                      ----------
                                                                                                                       4,293,775
                                                                                                                      ----------

   FINLAND 1.4%
                                                                                     Communications
   Nokia Corp., A ...................................................................  Equipment         27,000          631,270
                                                                                                                      ----------

   FRANCE 8.4%
                                                                                     Communications
   Alcatel SA .......................................................................  Equipment         37,700          688,266

                                                                                       Personal
   L'Oreal SA .......................................................................  Products          16,600        1,142,781

   Sanofi Synthelabo SA .............................................................Pharmaceuticals     18,500        1,282,696

                                                                                     Semiconductor
                                                                                      Equipment &
   STMicroelectronics NV ............................................................  Products          18,000          611,115
                                                                                                                      ----------
                                                                                                                       3,724,858
                                                                                                                      ----------

   GERMANY 9.2%
   Bayerische Motoren Werke AG ...................................................... Automobiles        35,600        1,148,057

                                                                                      Diversified
   MLP AG ........................................................................... Financials         16,500        1,211,278

   Schering AG ......................................................................Pharmaceuticals     32,200        1,742,223
                                                                                                                      ----------
                                                                                                                       4,101,558
                                                                                                                      ----------

   HONG KONG 4.5%
   Cheung Kong Holdings Ltd. ........................................................ Real Estate        70,000          677,664

   Denway Motors Ltd. ............................................................... Automobiles     1,196,000          360,386

                                                                                      Electric
   Hong Kong Electric Holdings Ltd. ................................................. Utilities         116,500          426,483

   Li & Fung Ltd. ...................................................................Distributors       464,000          517,615
                                                                                                                      ----------
                                                                                                                       1,982,148
                                                                                                                      ----------

   IRISH REPUBLIC 2.3%
   Allied Irish Banks PLC ...........................................................   Banks            97,600        1,026,429
                                                                                                                      ----------

   ITALY 8.5%
   Arnoldo Mondadori Editore SpA ....................................................   Media            82,600          530,530
   Eni SpA .......................................................................... Oil & Gas          92,400        1,086,795
                                                                                     Diversified
   Mediolanum SpA ................................................................... Financials        127,400        1,144,673

                                                                                       Energy
                                                                                      Equipment
   Saipem SpA ....................................................................... & Services        220,900          993,368
                                                                                                                      ----------
                                                                                                                       3,755,366
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   JAPAN 15.9%
                                                                                        Office
   Canon Inc. ....................................................................... Electronics        16,000       $  541,471

   Fanuc Ltd. .......................................................................  Machinery         14,500          682,519

                                                                                       Household
   KAO Corp. ........................................................................  Products          48,000        1,024,509

                                                                                      Computers &
   NEC Corp. ........................................................................ Peripherals        49,000          497,874

                                                                                      Diversified
(a)Nomura Holdings Inc. ............................................................. Financials         70,000          971,433

                                                                                       Wireless
                                                                                     Telecommunication
   NTT DoCoMo Inc. ..................................................................  Services              29          378,916

                                                                                       Household
   Pioneer Corp. ....................................................................  Durables          30,000          723,097

   Shin-Etsu Chemical Co. Ltd. ......................................................  Chemicals         18,000          680,734
   SMC Corp. ........................................................................  Machinery          5,500          555,713
   Tokio Marine & Fire Insurance Co. Ltd. ...........................................  Insurance         56,000          443,110

                                                                                     Air Freight &
   Yamato Transport Co. Ltd. ........................................................  Couriers          29,000          551,899
                                                                                                                      ----------
                                                                                                                       7,051,275
                                                                                                                      ----------

   NETHERLANDS 5.3%
                                                                                      Diversified
   ING Groep NV ..................................................................... Financials         54,000        1,412,497

   Royal Dutch Petroleum Co. ........................................................ Oil & Gas          19,000          919,090
                                                                                                                      ----------
                                                                                                                       2,331,587
                                                                                                                      ----------

   SPAIN .9%
                                                                                      Specialty
(a)Inditex ..........................................................................   Retail           19,750          381,087
                                                                                                                      ----------

   SWITZERLAND 3.7%
   Novartis AG ......................................................................Pharmaceuticals     30,000        1,056,673
   Serono SA, B .....................................................................Biotechnology          720          596,709
                                                                                                                      ----------
                                                                                                                       1,653,382
                                                                                                                      ----------

   TAIWAN .3%
                                                                                     Semiconductor
                                                                                      Equipment &
(a)United Microelectronics Corp., ADR ...............................................  Products          18,860          146,919
                                                                                                                      ----------


   UNITED KINGDOM 24.4%
                                                                                     Diversified
   Amvescap PLC ..................................................................... Financials         85,000        1,211,463

   BP PLC ...........................................................................  Oil & Gas        118,400          874,967

                                                                                       Hotels
                                                                                     Restaurants
   Compass Group PLC ................................................................ & Leisure         150,000        1,074,283

   Diageo PLC ....................................................................... Beverages          53,500          571,882

                                                                                      Air Freight
   Exel PLC ......................................................................... & Couriers         64,000          729,728

   Lloyds TSB Group PLC .............................................................   Banks           109,100        1,122,673

                                                                                       Household
   Reckitt Benckiser PLC ............................................................  Products          13,100          172,331

   Reed International PLC ...........................................................   Media           104,000          874,534

   Royal Bank of Scotland Group PLC .................................................   Banks            45,000        1,042,215

(a)Telewest Communications PLC ......................................................   Media           397,100          365,049

                                                                                      Food & Drug
   Tesco PLC ........................................................................  Retailing        420,000        1,439,646

                                                                                      Wireless
                                                                                     Telecommunication
   Vodafone Group PLC ............................................................... Services          350,000          897,905

                                                                                      Food & Drug
   William Morrison Supermarkets PLC ................................................  Retailing        170,000          482,162
                                                                                                                      ----------
                                                                                                                      10,858,838
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $45,746,723) .............................................                                 43,734,712
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                       PRINCIPAL
                                                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT (COST $4,369,000) 9.8%
   J.P. Morgan Chase & Co. Inc., 1.05%, 12/03/01, (Maturity Value $4,369,382)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................   $4,369,000    $ 4,369,000
                                                                                                      -----------
 TOTAL INVESTMENTS (COST $50,115,723) 108.3% ........................................                  48,103,712
 OTHER ASSETS LESS LIABILITIES (8.7)% ...............................................                  (3,888,236)
 NET EQUITY IN FORWARD CONTRACTS .4% ................................................                     189,522
                                                                                                      -----------
 TOTAL NET ASSETS 100.0% ............................................................                 $44,404,998
                                                                                                      ===========


(a)Non-income producing.

(b)See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 90.8%

(a)AEROSPACE & DEFENSE 1.4%
   Titan Corp. ......................................................................United States       53,400      $ 1,394,808
                                                                                                                     -----------

   BANKS 2.8%
   City National Corp. ..............................................................United States       32,300        1,406,665
   Westamerica Bancorp. .............................................................United States       33,600        1,310,064
                                                                                                                     -----------
                                                                                                                       2,716,729
                                                                                                                     -----------

(a)BIOTECHNOLOGY 6.5%
   Cell Genesys Inc. ................................................................United States       49,300        1,126,998
   Charles River Laboratories International Inc. ....................................United States       24,400          808,860
   Dyax Corp. .......................................................................United States       49,600          584,288
   Emisphere Technologies Inc. ......................................................United States       52,300        1,490,550
   ImmunoGen Inc. ...................................................................United States       59,000          971,730
   Xoma Ltd. ........................................................................United States      152,400        1,313,688
                                                                                                                     -----------
                                                                                                                       6,296,114
                                                                                                                     -----------

   CHEMICALS 3.4%
(a)Ionics Inc. ......................................................................United States       30,900          838,935
   Minerals Technologies Inc. .......................................................United States       31,500        1,408,050
   OM Group Inc. ....................................................................United States       17,300        1,050,975
                                                                                                                     -----------
                                                                                                                       3,297,960
                                                                                                                     -----------

   COMMERCIAL SERVICES & SUPPLIES 7.4%
(a)Barra Inc. .......................................................................United States       19,000          887,110
(a)Charles River Associates Inc. ....................................................United States       39,500          793,555
   Education Management Corp. .......................................................United States       41,200        1,516,160
(a)FreeMarkets Inc. .................................................................United States       65,300        1,289,675
(a)Perot Systems Corp., A ...........................................................United States       55,300        1,014,755
(a)Webex Communications Inc. ........................................................United States       53,300        1,711,463
                                                                                                                     -----------
                                                                                                                       7,212,718
                                                                                                                     -----------

(a)COMMUNICATIONS EQUIPMENT 2.5%
   Harmonic Inc. ....................................................................United States       97,200        1,182,924
   Sycamore Networks Inc. ...........................................................United States      243,000        1,273,320
                                                                                                                     -----------
                                                                                                                       2,456,244
                                                                                                                     -----------

   CONTAINERS & PACKAGING 2.4%
   AptarGroup Inc. ..................................................................United States       15,200          498,560
(a)Mobile Mini Inc. .................................................................United States       56,300        1,801,037
                                                                                                                     -----------
                                                                                                                       2,299,597
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)DISTRIBUTORS 1.9%
   Brightpoint Inc. .................................................................United States      253,900       $  812,480
   SCP Pool Corp. ...................................................................United States       38,400          991,104
                                                                                                                     -----------
                                                                                                                       1,803,584
                                                                                                                     -----------

   DIVERSIFIED FINANCIALS 2.2%
(a)Investment Technology Group Inc. .................................................United States       21,500        1,236,250
   Raymond James Financial Inc. .....................................................United States       29,000          936,700
                                                                                                                     -----------
                                                                                                                       2,172,950
                                                                                                                     -----------

(a)DIVERSIFIED TELECOMMUNICATION SERVICES 1.3%
   Allegiance Telecom Inc. ..........................................................United States      156,400        1,252,764
                                                                                                                     -----------

(a)ELECTRICAL EQUIPMENT .6%
   AstroPower Inc. ..................................................................United States       16,900          616,850
                                                                                                                     -----------

(a)ELECTRONIC EQUIPMENT & INSTRUMENTS 4.2%
   FuelCell Energy Inc. .............................................................United States       51,400          808,008
   Integrated Circuit Systems Inc. ..................................................United States      101,000        1,890,821
   Power Integrations Inc. ..........................................................United States       61,500        1,396,050
                                                                                                                     -----------
                                                                                                                       4,094,879
                                                                                                                     -----------

(a)ENERGY EQUIPMENT & SERVICES 1.0%
   Universal Compression Holdings Inc. ..............................................United States       36,500          982,215
                                                                                                                     -----------
   FOOD & DRUG RETAILING 3.5%
   Duane Reade Inc. .................................................................United States       13,900          458,005
(a)United Natural Foods Inc. ........................................................United States       74,100        1,667,991
(a)Whole Foods Market Inc. ..........................................................United States       30,700        1,317,337
                                                                                                                     -----------
                                                                                                                       3,443,333
                                                                                                                     -----------

   FOOD PRODUCTS 1.0%
   Dreyer's Grand Ice Cream Inc. ....................................................United States       29,100        1,018,209
                                                                                                                     -----------

(a)HEALTH CARE EQUIPMENT & SUPPLIES 3.0%
   Atrix Laboratories Inc. ..........................................................United States       56,800        1,420,000
   SonoSite Inc. ....................................................................United States       61,500        1,515,975
                                                                                                                     -----------
                                                                                                                       2,935,975
                                                                                                                     -----------

   HEALTH CARE PROVIDERS & SERVICES 10.3%
(a)Accredo Health Inc. ..............................................................United States       22,600          835,296
(a)Apria Healthcare Group Inc. ......................................................United States       34,200          822,852
(a)Beverly Enterprises Inc. .........................................................United States      167,900        1,527,890
(a)Coventry Health Care Inc. ........................................................United States       63,800        1,338,524
   First Health Group Corp. .........................................................United States       19,300          464,165
(a)Priority Healthcare Corp., B .....................................................United States       67,200        2,219,548
(a)Renal Care Group Inc. ............................................................United States       61,000        1,955,660
(a)Sunrise Assisted Living Inc. .....................................................United States       34,000          935,000
                                                                                                                     -----------
                                                                                                                      10,098,935
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)HOTELS RESTAURANTS & LEISURE 2.6%
   Argosy Gaming Co. ................................................................United States       46,700      $ 1,531,760
   Choice Hotels International Inc. .................................................United States       52,100          956,035
                                                                                                                     -----------
                                                                                                                       2,487,795
                                                                                                                     -----------

   HOUSEHOLD DURABLES 1.6%
   La-Z-Boy Inc. ....................................................................United States       75,700        1,589,700
                                                                                                                     -----------

   INSURANCE 4.4%
(a)ChoicePoint Inc. .................................................................United States       30,100        1,417,710
   Markel Corp. .....................................................................United States        2,300          421,521
   Radian Group Inc. ................................................................United States       24,800          949,840
   Renaissance Holdings Ltd. ........................................................   Bermuda          15,400        1,521,674
                                                                                                                     -----------
                                                                                                                       4,310,745
                                                                                                                     -----------

(a)INTERNET & CATALOG RETAIL 1.2%
   1-800-Flowers.com Inc. ...........................................................United States       22,243          321,635
   School Specialty Inc. ............................................................United States       33,500          842,525
                                                                                                                     -----------
                                                                                                                       1,164,160
                                                                                                                     -----------

(a)IT CONSULTING & SERVICES 1.0%
   Tier Technologies Inc., B ........................................................United States       57,200          989,560
                                                                                                                     -----------

(a)LEISURE EQUIPMENT & PRODUCTS 1.5%
   Take-Two Interactive Software Inc. ...............................................United States      104,100        1,451,154
                                                                                                                     -----------

(a)OIL & GAS 1.2%
   Spinnaker Exploration Co. ........................................................United States       28,900        1,198,483
                                                                                                                     -----------

(a)PERSONAL PRODUCTS .7%
   NBTY Inc. ........................................................................United States       58,800          683,256
                                                                                                                     -----------

   PHARMACEUTICALS 1.5%
(a)Cell Therapeutics Inc. ...........................................................United States       52,500        1,436,400
                                                                                                                     -----------

   REAL ESTATE 1.1%
   Ventas Inc. ......................................................................United States       87,300        1,065,060
                                                                                                                     -----------

(a)SEMICONDUCTOR EQUIPMENT & PRODUCTS 8.1%
   ATMI Inc. ........................................................................United States       65,700        1,484,820
   Brooks Automation Inc. ...........................................................United States       32,200        1,183,350
   Cirrus Logic Inc. ................................................................United States       73,000          971,630
   Exar Corp. .......................................................................United States       42,300          837,540
   Oak Technology Inc. ..............................................................United States      162,000        1,885,680
   Photon Dynamics Inc. .............................................................United States       41,200        1,612,156
                                                                                                                     -----------
                                                                                                                       7,975,176
                                                                                                                     -----------

   SOFTWARE 6.9%
(a)Documentum Inc. ..................................................................United States       70,800        1,338,120
(a)Manugistics Group Inc. ...........................................................United States      143,800        1,696,840
(a)Netiq Corp. ......................................................................United States       19,000          642,390

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   SOFTWARE (continued)
   Precise Software Solutions Ltd. ..................................................    Israel          51,200       $  990,720
(a)Secure Computing Corp. ...........................................................United States       95,500        2,076,170
                                                                                                                     -----------
                                                                                                                       6,744,240
                                                                                                                     -----------

(a)SPECIALTY RETAIL .8%
   Genesco Inc. .....................................................................United States       41,600          798,720
                                                                                                                     -----------

   WATER UTILITIES 1.4%
   Philadelphia Suburban Corp. ......................................................United States       44,800        1,342,656
                                                                                                                     -----------

(a)WIRELESS TELECOMMUNICATION SERVICES 1.4%
   Airgate PCS Inc. .................................................................United States       25,100        1,317,750
                                                                                                                     -----------

   TOTAL COMMON STOCKS (COST $82,224,231) ...........................................                                 88,648,719
                                                                                                                     -----------

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT
                                                                                                       ------
(b)REPURCHASE AGREEMENT (COST $10,005,000) 10.2%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity Value $10,005,875)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................                $10,005,000         10,005,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $92,229,231) 101.0% ......................................                                    98,653,719
   OTHER ASSETS, LESS LIABILITIES (1.0)% ............................................                                      (993,472)
                                                                                                                        ------------
   TOTAL NET ASSETS 100.0% ..........................................................                                   $97,660,247
                                                                                                                        ============

(a)Non-income producing.

(b)At November 30, 2001, all repurchase agreements held by the fund had been entered into on that date.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.0%

 BELGIUM 2.0%
 Omega Pharma SA .....................................    Health Care Equipment & Supplies      6,955   $  289,085
                                                                                                        ----------
 DENMARK 5.2%
(a)Coloplast AS ......................................    Health Care Equipment & Supplies      4,970      328,965
 Group 4 Falck AS ....................................     Commercial Services & Supplies       2,350      285,640
 TK Development AS ...................................               Real Estate                6,440      139,505
                                                                                                        ----------
                                                                                                           754,110
                                                                                                        ----------
 FINLAND 7.7%
 Hartwall OYJ, A .....................................                Beverages                 9,720      204,619
 Instrumentarium Corp. ...............................    Health Care Equipment & Supplies      7,315      307,325
 Uponor OYJ ..........................................            Building Products            19,270      315,896
(a)Vaisala OYJ, A ....................................   Electronic Equipment & Instruments    11,350      292,311
                                                                                                        ----------
                                                                                                         1,120,151
                                                                                                        ----------
 FRANCE 12.3%
(a)April Group .......................................                  Banks                  16,350      255,578
(a)Beneteau ..........................................      Leisure Equipment & Products        1,800      135,203
 Brioche Pasquier SA .................................              Food Products               2,140      132,657
 Elior ...............................................      Hotels Restaurants & Leisure       18,050      134,851
(a)Marionnaud Parfumaries ............................            Specialty Retail              6,996      305,768
(a)Medidep SA ........................................    Health Care Providers & Services      7,600      121,184
(a)Neopost SA ........................................     Commercial Services & Supplies      10,530      321,186
 Penauille Polyservices ..............................     Commercial Services & Supplies       5,060      158,873
 Royal Canin SA ......................................              Food Products               1,725      206,910
                                                                                                        ----------
                                                                                                         1,772,210
                                                                                                        ----------
 GERMANY 7.0%
 FJA AG ..............................................                Software                  3,005      135,563
 Puma AG .............................................            Specialty Retail              9,420      238,048
 Stada Arzneimittel AG ...............................             Pharmaceuticals              4,545      145,349
(a)Techem AG .........................................     Commercial Services & Supplies      10,030      226,958
(a)Wedeco AG Water Technology ........................             Water Utilities              8,379      268,711
                                                                                                        ----------
                                                                                                         1,014,629
                                                                                                        ----------
 IRISH REPUBLIC 4.6%
 Anglo Irish Bank Corp. PLC ..........................                  Banks                  46,295      174,178
 IFG Group PLC .......................................                  Banks                  85,700      237,987
 Kingspan Group PLC ..................................       Construction & Engineering        87,610      249,570
                                                                                                        ----------
                                                                                                           661,735
                                                                                                        ----------

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)

 ITALY 8.9%
 Arnoldo Mondadori Editore SpA .......................                  Media                  34,500   $  221,589
(a)Bayerische Vita SA ................................                Insurance                32,667      216,254
 Credito Emiliano SpA ................................                  Banks                  29,220      141,346
(a)Ferritti SpA ......................................      Leisure Equipment & Products       89,600      292,160
(a)Permasteelisa SpA .................................       Construction & Engineering        10,595      142,365
 Recordati SpA .......................................             Pharmaceuticals             15,000      282,177
                                                                                                        ----------
                                                                                                         1,295,891
                                                                                                        ----------
(a)NETHERLANDS 1.6%
 Qiagen NV ...........................................              Biotechnology              11,355      225,814
                                                                                                        ----------
 NORWAY 3.3%
(a)Tandberg ASA ......................................   Electronic Equipment & Instruments    14,030      287,635
 Tomra Systems ASA ...................................                Machinery                18,025      191,837
                                                                                                        ----------
                                                                                                           479,472
                                                                                                        ----------
 SPAIN 5.1%
 Azkoyen SA ..........................................                Machinery                29,850      264,722
(a)Baron De Ley SA ...................................                Beverages                 7,900      179,751
(a)Grupo Auxiliar Metalurgico SA (GAMESA) ............   Semiconductor Equipment & Products     9,750      155,466
 Zardoya Otis SA .....................................                Machinery                15,015      141,230
                                                                                                        ----------
                                                                                                           741,169
                                                                                                        ----------
 SWEDEN 8.9%
(a)Capio AB ..........................................    Health Care Providers & Services     36,550      232,977
 Eniro AB ............................................     Commercial Services & Supplies      37,630      278,662
(a)Karo Bio AB .......................................     Commercial Services & Supplies       5,995      194,720
(a)Modern Times Group AB .............................                  Media                  11,750      253,328
(a)Perbio Science AB .................................             Pharmaceuticals             10,370      151,642
(a)Q-Med AB ..........................................    Health Care Equipment & Supplies     11,200      178,478
                                                                                                        ----------
                                                                                                         1,289,807
                                                                                                        ----------
 SWITZERLAND 4.4%
 Kaba Holding AG .....................................          Electrical Equipment              525      124,452
(a)Logitech International SA .........................         Computers & Peripherals          8,300      290,829
 Tecan Group AG ......................................    Health Care Equipment & Supplies      3,700      223,218
                                                                                                        ----------
                                                                                                           638,499
                                                                                                        ----------
 UNITED KINGDOM 22.0%
 Aberdeen Asset Management PLC .......................         Diversified Financials          42,900      231,426
 Aggreko PLC .........................................     Commercial Services & Supplies      45,020      228,427
 Amey PLC ............................................     Commercial Services & Supplies      48,370      264,382
(a)Fitness First PLC .................................     Commercial Services & Supplies      31,830      181,463
 HIT Entertainment PLC ...............................                  Media                  53,255      259,584
 Luminar PLC .........................................      Hotels Restaurants & Leisure       21,950      278,430
 Marlborough Stirling PLC ............................                Software                103,155      281,914

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)


 UNITED KINGDOM (continued)
 Nestor Healthcare Group PLC .........................     Commercial Services & Supplies      37,820   $  307,247
 RM PLC ..............................................                Software                 34,603      118,364
 RPS Group PLC .......................................     Commercial Services & Supplies     135,245      291,065
 Spectris PLC ........................................          Electrical Equipment           39,500      270,227
 Taylor & Francis Group PLC ..........................                  Media                  19,530      160,609
 Torex PLC ...........................................         Diversified Financials          30,775      321,508
                                                                                                        ----------
                                                                                                         3,194,646
                                                                                                        ----------
 TOTAL COMMON STOCKS (COST $14,455,654)                                                                 13,477,218
                                                                                                        ----------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                            ------
 SHORT TERM INVESTMENTS (COST $147,000) 1.0%
 General Electric Capital Corp. Master NT ............                                     $  147,000      147,000
                                                                                                        ----------
(b)REPURCHASE AGREEMENT (COST $389,000) 2.7%
 J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity
 Value $389,034) Collateralized by U.S. Treasury
 Bills, Notes and Bonds, and U.S. Government Agencies.                                        389,000      389,000
                                                                                                        ----------
 TOTAL INVESTMENTS (COST $14,991,654) 96.7% ..........                                                  14,013,218
 OTHER ASSETS, LESS LIABILITIES 3.3% .................                                                     481,610
                                                                                                        ----------
 TOTAL NET ASSETS 100.0% .............................                                                 $14,494,828
                                                                                                        ==========

(a)  Non-income producing.

(b)  See note 1(d) regarding repurchase agreements.


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATION (COST $1,858,591) 1.5%


 DLJ Mortgage Acceptance Corp., 6.75%, 6/19/28 ....................................   $ 1,883,000  $  1,932,758
                                                                                                   ------------
 CORPORATE BONDS 39.0%
 AEROSPACE & DEFENSE 1.1%
(a)Northrop Grumman Corp., 7.75%, 2/15/31 .........................................     1,265,000     1,369,651
                                                                                                   ------------
 AIRLINES 1.8%
 United Air Lines Inc., 00-2, 7.186%, 4/01/11 .....................................     2,465,000     2,241,683
                                                                                                   ------------
 BANKS 1.7%
 Standard Chartered Bank, 144A, 8.00%, 5/30/31 ....................................     2,125,000     2,206,715
                                                                                                   ------------
 COMMERCIAL SERVICES & SUPPLIES 6.2%
 Fideicomiso Petacalco Trust, 144A, 10.16%, 12/23/09 ..............................       340,000       371,450
 MMCA Auto Owner Trust, -1, A2, 5.149%, 8/15/03 ...................................     3,000,000     3,001,897
 PSE & G Transition Funding LLC, 6.45%, 3/15/13 ...................................     2,400,000     2,522,990
 Waste Management Inc., 6.50%, 11/15/08 ...........................................     1,900,000     1,903,977
                                                                                                   ------------
                                                                                                      7,800,314
                                                                                                   ------------
 COMMUNICATIONS EQUIPMENT .4%
 Nextel Communications, 9.50%, 2/01/11 ............................................       675,000       551,813
                                                                                                   ------------
 DIVERSIFIED FINANCIALS 13.2%
 Citigroup Inc., sub. note, 7.25%, 10/01/10 .......................................     1,000,000     1,088,584
 General Electric Capital Corp., MTNA, 2.661%, 3/24/03 ............................     2,360,000     2,360,581
 Household Finance Corp., 6.375%, 10/15/11 ........................................     3,250,000     3,274,973
 LB Commercial Mortgage Trust, -C3, A1, 6.058%, 6/15/20 ...........................     4,557,000     4,700,907
 Morgan Stanley Capital I, WF1, A1, 6.83%, 7/15/29 ................................     2,200,931     2,315,241
 National Rural Utility Finance, 6.00%, 5/15/06 ...................................     1,000,000     1,039,340
 Sprint Capital Corp., 7.625%, 1/30/11 ............................................     1,830,000     1,920,768
                                                                                                   ------------
                                                                                                     16,700,394
                                                                                                   ------------
 DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
 CSC Holdings Inc., 8.125%, 7/15/09 ...............................................       365,000       380,545
 Pinnacle Partners, senior note, 144A, 8.83%, 8/15/04 .............................     2,090,000     2,162,065
 Verizon New England Inc., 6.50%, 9/15/11 .........................................     1,000,000     1,034,610
 Worldcom Inc., 8.25%, 5/15/31 ....................................................       700,000       719,941
                                                                                                   ------------
                                                                                                      4,297,161
                                                                                                   ------------
 ELECTRIC UTILITIES 1.5%
 Calpine Corp., senior note, 8.50%, 2/15/11 .......................................       550,000       548,539
 East Coast Power LLC, 6.737%, 3/31/08 ............................................       138,267       143,093
 TXU Corp., J, 6.375%, 6/15/06 ....................................................     1,230,000     1,255,200
                                                                                                   ------------
                                                                                                      1,946,832
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (continued)

 ENERGY EQUIPMENT & SERVICES 3.0%
 El Paso Energy Partners LP, senior note, MTN, 7.80%, 8/01/31 .....................   $ 1,300,000  $  1,285,223
 PSEG Energy Holdings, senior note, 10.00%, 10/01/09 ..............................     1,075,000     1,161,975
 PSEG Energy Holdings, senior note, 9.125%, 2/10/04 ...............................     1,250,000     1,324,211
                                                                                                   ------------
                                                                                                      3,771,409
                                                                                                   ------------
 GAS UTILITIES 1.4%
(+)Marlin Water Trust II/ Capital II, senior note, 144A, 6.31%, 7/15/03 ...........     2,600,000       338,234
 WCG Note Trust / Note Corp., 144A, 8.25%, 3/15/04 ................................     1,350,000     1,383,134
                                                                                                   ------------
                                                                                                      1,721,368
                                                                                                   ------------
 HEALTH CARE PROVIDERS & SERVICES .5%
(a)Healthsouth Corp., senior note, 8.50%, 2/01/08 .................................       580,000       616,250
                                                                                                   ------------
 INDUSTRIAL CONGLOMERATES 1.0%
 Tyco International Group, 6.375%, 10/15/11 .......................................     1,250,000     1,256,990
                                                                                                   ------------
 INSURANCE 2.5%
 AIG SunAmerica Financing VIII, 144A, 2.216%, 11/15/04 ............................     3,100,000     3,100,617
                                                                                                   ------------
 WIRELESS TELECOMMUNICATION SERVICES 1.3%
 Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .......................     1,500,000     1,706,250
                                                                                                   ------------
 TOTAL CORPORATE BONDS (COST $50,663,142) .........................................                  49,287,447
                                                                                                   ------------
 MORTGAGE BACKED SECURITIES 32.3%
 Federal Home Loan Mortgage Corp., 5.50%, 7/15/06 .................................     4,370,000     4,554,917
 Federal Home Loan Mortgage Corp., 5.75%, 4/15/08 .................................       320,000       334,661
 Federal Home Loan Mortgage Corp., 5.625%, 3/15/11 ................................     3,200,000     3,250,291
 Federal National Mortgage Association, 12/01/99 ..................................    10,490,000    10,621,125
 Federal National Mortgage Association, 7.50%, 12/01/30 ...........................     7,865,000     8,174,684
 Federal National Mortgage Association, 6.00%, 5/15/11 ............................     2,720,000     2,831,626
 Federal National Mortgage Association, 6.50%, 12/01/29 ...........................     6,467,000     6,646,847
 Government National Mortgage Association, SF, 7.00%, 12/01/29 ....................     4,265,000     4,396,951
                                                                                                   ------------
 TOTAL MORTGAGE BACKED SECURITIES (COST $40,818,905)...............................                  40,811,102
                                                                                                   ------------
 U.S. TREASURY SECURITIES 24.8%
 U.S. Treasury Bond, 7.25%, 8/15/22 ...............................................     4,850,000     5,851,831
 U.S. Treasury Note, 5.00%, 8/15/11 ...............................................       775,000       790,258
 U.S. Treasury Note, 7.25%, 5/15/04 ...............................................     2,865,000     3,141,541
 U.S. Treasury Note, 6.75%, 5/15/05 ...............................................     6,000,000     6,590,160
 U.S. Treasury Note, 7.00%, 7/15/06 ...............................................     8,575,000     9,626,449
 U.S. Treasury Note, 6.50%, 2/15/10 ...............................................     4,675,000     5,240,932
                                                                                                   ------------
 TOTAL U.S. TREASURY SECURITIES (COST $30,698,115).................................                  31,241,171
                                                                                                   ------------

                                                                                         SHARES
                                                                                         ------
 PREFERRED STOCKS (COST $1,989,000) 1.8%
 Centaur Funding Corp., 9.08%, pfd., 144A .........................................         1,989     2,237,625
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 22.1%

 Federal Farm Credit Bank, 12/18/01 ...............................................    $  653,000  $    652,393
 Federal Home Loan Bank, 12/03/01 .................................................     1,888,000     1,887,795
 Federal Home Loan Bank, 12/06/01 .................................................    18,275,000    18,269,924
 Federal Home Loan Mortgage Corp., 12/03/01 .......................................     7,050,000     7,049,221
                                                                                                   ------------
 TOTAL SHORT TERM INVESTMENTS (COST $27,859,332) ..................................                  27,859,333
                                                                                                   ------------
 TOTAL INVESTMENTS (COST $153,887,085) 121.5% .....................................                 153,369,436
 OTHER ASSETS, LESS LIABILITIES (21.5)% ...........................................                 (27,143,400)
                                                                                                   ------------
 TOTAL NET ASSETS 100.0% ..........................................................                $126,226,036
                                                                                                   ============


(a)  See note 7 regarding restricted securities.

+    Represents defaulted bonds.


See notes to financial statements.

STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS 93.1%

 ALABAMA 1.2%
 Alabama State GO, Series A, 4.50%, 6/01/04 ...............................................   AA/Aa3      $1,030,000    $ 1,071,406
                                                                                                                        -----------
 COLORADO 2.6%
 Colorado Water Resource Power Development Authority Clean Water Revenue, Series A,
   5.50%, 9/01/09 .........................................................................   AAA/Aaa      1,250,000      1,368,175
 Denver City and County School District No. 1 COP, Denver School Facilities Leasing
  Corp.,
   AMBAC Insured, 5.50%, 12/15/08 .........................................................   AAA/Aaa      1,000,000      1,065,740
                                                                                                                        -----------
                                                                                                                          2,433,915
                                                                                                                        -----------
 GEORGIA 5.4%
 Fulton County School District GO, Refunding, 6.375%, 5/01/12 .............................   AA/Aa2       2,500,000      2,919,275
 Georgia State GO, Series A, 6.25%, 4/01/11 ...............................................   AAA/Aaa      1,800,000      2,077,182
(+)Houston County Development Authority MFHR, Emerald Coast Housing, Series A,
     6.40%, 8/01/06 .......................................................................     NR           160,000          8,800
     6.85%, 8/01/18 .......................................................................     NR           390,000         21,450
                                                                                                                        -----------
                                                                                                                          5,026,707
                                                                                                                        -----------
 ILLINOIS 2.6%
 Elgin GO, Corp. Purpose, 6.00%, 1/01/13 ..................................................   AA/Aa2       1,000,000      1,101,050
 Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ......   AAA/Aaa      1,000,000      1,262,380
                                                                                                                        -----------
                                                                                                                          2,363,430
                                                                                                                        -----------
 INDIANA 2.7%
 Indiana Bond Bank Revenue, State Revolving Fund Program, Series A, 5.50%, 8/01/04 ........   AAA/NR       1,000,000      1,065,880
 Purdue University of Indiana University Revenue, Student Fee, Series Q,
   5.375%, 7/01/07 ........................................................................   AA/Aa2       1,355,000      1,462,519
                                                                                                                        -----------
                                                                                                                          2,528,399
                                                                                                                        -----------
 IOWA 1.2%
 Iowa Finance Authority Hospital Facility Revenue, 6.25%, 2/15/04 .........................    NR/A1       1,005,000      1,063,069
                                                                                                                        -----------
 KANSAS 1.2%
 Kansas State Department of Transportation and Highway Revenue, Refunding,
   5.50%, 9/01/06 .........................................................................   AA+/Aa2      1,000,000      1,086,590
                                                                                                                        -----------
 MAINE .6%
 Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1,
   5.05%, 11/15/16 ........................................................................   AA+/Aa2        525,000        530,969
                                                                                                                        -----------
 MASSACHUSETTS 4.2%
 Massachusetts State GO,
     Consolidated Loan, Refunding, Series B, 5.25%, 5/01/09 ...............................   AA-/Aa2      1,750,000      1,880,463
     Refunding, Series A, 5.25%, 1/01/07 ..................................................   AA-/Aa2      1,850,000      1,979,556
                                                                                                                        -----------
                                                                                                                          3,860,019
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)


 MICHIGAN 10.7%
 Detroit Water Supply System Revenue, Refunding, Series B, MBIA Insured,
   5.30%, 7/01/09 .........................................................................   AAA/Aaa     $1,000,000    $ 1,075,840
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
   Series A, MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ..................................   AAA/Aaa      2,500,000      2,747,150
 Michigan State Building Authority Revenue, Facilities Program, Series II,
   5.50%, 10/15/06 ........................................................................   AA+/Aa1      3,000,000      3,264,540
 Michigan State GO, Environmental Protections Program, 6.25%, 11/01/12 ....................   AAA/Aaa      1,000,000      1,159,850
 Rochester Community School District GO, Refunding, Series I, 5.50%, 5/01/08 ..............   AAA/Aaa      1,560,000      1,697,249
                                                                                                                        -----------
                                                                                                                          9,944,629
                                                                                                                        -----------
 MINNESOTA 4.1%
 Minnesota State HFA, SFMR, Series C, 4.85%, 1/01/24 ......................................   AA+/Aa1      2,395,000      2,436,098
 University of Minnesota Revenue, Refunding, Series A, 5.75%, 7/01/13 .....................   AA/Aa2       1,250,000      1,392,813
                                                                                                                        -----------
                                                                                                                          3,828,911
                                                                                                                        -----------
 MISSISSIPPI 2.4%
 Mississippi State GO, Refunding, 5.75%, 12/01/12 .........................................   AA/Aa3       2,000,000      2,238,140
                                                                                                                        -----------
 MISSOURI 3.2%
 Missouri State Highways and Transportation Commission Road Revenue, Series A,
   5.50%, 2/01/10 .........................................................................   AA/Aa2       2,750,000      3,005,833
                                                                                                                        -----------
 NEVADA 2.7%
 Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax, Series A,
   5.00%, 12/01/06 ........................................................................   AA/Aa3       2,320,000      2,477,899
                                                                                                                        -----------
 NEW MEXICO 1.2%
 New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
   6.00%, 6/15/13 .........................................................................   AA+/Aa2      1,000,000      1,121,950
                                                                                                                        -----------
 NEW YORK 10.3%
 MTA New York Dedicated Tax Fund Revenue, Series A, MBIA Insured, 6.25%, 4/01/11 ..........   AAA/Aaa      1,280,000      1,474,970
 New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
     AMBAC Insured, 5.50%, 4/01/06 ........................................................   AAA/Aaa      1,000,000      1,064,630
     FSA Insured, 6.00%, 4/01/14 ..........................................................   AAA/Aaa      1,420,000      1,602,271
 New York State Urban Development Corp. Revenue, senior lien, Corporate Purpose,
   5.50%, 7/01/05 .........................................................................   AAA/Aaa        400,000        431,416
 Onondaga County GO, 5.875%, 2/15/12 ......................................................   AA+/Aa2      1,000,000      1,125,440
 Triborough Bridge and Tunnel Authority Revenue, General Purpose, Refunding,
     Series X, 6.625%, 1/01/12 ............................................................   AA-/Aa3      1,800,000      2,124,126
     Series Y, 5.90%, 1/01/07 .............................................................   AA-/Aa4        500,000        549,560
     Series Y, 6.00%, 1/01/12 .............................................................   AA-/Aa5      1,000,000      1,129,590
                                                                                                                        -----------
                                                                                                                          9,502,003
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 OHIO 5.3%
 Columbus Water System Revenue, Refunding, 5.00%, 11/01/05 ................................   AA/Aa2      $2,135,000    $ 2,275,056
 Ohio State GO, Highway Capital Improvement, Series C, 4.75%, 5/01/04 .....................   AAA/Aa1      1,500,000      1,569,195
 Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
   5.50%, 2/15/26 .........................................................................   AAA/Aaa      1,000,000      1,097,960
                                                                                                                        -----------
                                                                                                                          4,942,211
                                                                                                                        -----------
 OREGON 2.7%
 Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured,
   6.00%, 10/15/13 ........................................................................   AAA/Aaa      1,250,000      1,426,525
 Oregon State GO, Series LX, 6.75%, 5/01/05 ...............................................   AA/Aa2       1,000,000      1,115,290
                                                                                                                        -----------
                                                                                                                          2,541,815
                                                                                                                        -----------
 PENNSYLVANIA 2.9%
 Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan Pool Program,
   Series A, 5.85%, 9/01/08 ...............................................................   AA+/NR       1,520,000      1,591,136
 Pennsylvania State GO, Refunding, AMBAC Insured, 5.125%, 9/15/04 .........................   AAA/Aaa      1,000,000      1,061,010
                                                                                                                        -----------
                                                                                                                          2,652,146
                                                                                                                        -----------
 RHODE ISLAND 2.4%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
   Refunding, Series 25-A, 4.95%, 10/01/16 ................................................   AA+/Aa2        230,000        235,964
 Rhode Island State and Providence Plantations GO, Consolidated Capital Development
   Loan, Series C, 5.00%, 9/01/07 .........................................................   AA-/Aa3      1,880,000      1,997,989
                                                                                                                        -----------
                                                                                                                          2,233,953
                                                                                                                        -----------
 SOUTH CAROLINA 2.3%
 South Carolina State GO, State Highway, Series B, 5.25%, 4/01/05 .........................   AAA/Aaa      2,000,000      2,132,920
                                                                                                                        -----------
 SOUTH DAKOTA 1.7%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 5.30%, 5/01/04 ...............   AAA/Aa1      1,480,000      1,547,754
                                                                                                                        -----------
 TENNESSEE 4.2%
 Metropolitan Government Nashville and Davidson County GO, Refunding and Improvement,
   Series A and B, 5.00%, 10/15/05 ........................................................   AA/Aa2       2,000,000      2,129,020
 Tennessee HDA Revenue, Homeownership Program, Refunding Series 1D, 4.70%, 7/01/15 ........   AA/Aa2       1,750,000      1,750,193
                                                                                                                        -----------
                                                                                                                          3,879,213
                                                                                                                        -----------
 TEXAS 5.8%
 Dallas Area Rapid Transit Revenue, senior lien, Refunding, AMBAC Insured,
   5.50%, 12/01/07 ........................................................................   AAA/Aaa      1,250,000      1,362,050
 Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/05 ......................   AA-/Aa3      1,500,000      1,578,195
 Kerrville ISD, GO, Refunding, 6.00%, 8/15/13 .............................................   NR/Aaa       1,000,000      1,113,490
 San Antonio Electric and Gas Revenue, Refunding, Series A, 5.125%, 2/01/09 ...............   AA/Aa1       1,250,000      1,320,475
                                                                                                                        -----------
                                                                                                                          5,374,210
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 VIRGINIA 3.1%
 Virginia State Public School Authority GO, Series B, Pre-Refunded, 6.00%, 8/01/05 ........   AAA/Aa1      $ 190,000      $ 209,131
 Virginia State Public School Authority Revenue, School Financing, Refunding, Series A,
   5.25%, 8/01/06 .........................................................................   AA+/Aa1      2,500,000      2,692,975
                                                                                                                        -----------
                                                                                                                          2,902,106
                                                                                                                        -----------
 WASHINGTON 3.8%
 Clark County PUD No. 1, Generating System Revenue, FGIC Insured, ETM,
   6.00%, 1/01/08 .........................................................................   AAA/Aaa        200,000        222,610
 Pierce County School District No. 320, GO, FSA Insured, 6.00%, 12/01/14 ..................   NR/Aaa       2,000,000      2,225,540
 Washington State GO, Series C, 5.50%, 7/01/11 ............................................   AA+/Aa1      1,000,000      1,091,370
                                                                                                                        -----------
                                                                                                                          3,539,520
                                                                                                                        -----------
 WISCONSIN 2.6%
 Wisconsin State GO, Refunding, Series 2, 5.40%, 5/01/04 ..................................   AA/Aa3         700,000        737,315
 Wisconsin State Petroleum Inspection Fee Revenue, Series A, 6.00%, 7/01/11 ...............   AA-/Aa3      1,500,000      1,644,840
                                                                                                                        -----------
                                                                                                                          2,382,155
                                                                                                                        -----------
 TOTAL LONG TERM MUNICIPALS (COST $83,172,307).............................................                              86,211,872
                                                                                                                        -----------
 U.S. TREASURY SECURITIES 5.2%
 U.S. Treasury Note, 3.50%, 11/15/06.......................................................                  750,000        730,373
 U.S. Treasury Note, 5.00%, 8/15/11........................................................                4,000,000      4,078,752
                                                                                                                        -----------
 TOTAL U.S. TREASURY SECURITIES (COST $4,724,605)..........................................                               4,809,125
                                                                                                                        -----------
 TOTAL LONG TERM INVESTMENTS (COST $87,896,912)............................................                              91,020,997
                                                                                                                        -----------

                                                                                                            SHARES
                                                                                                            ------
 SHORT TERM INVESTMENTS (COST $546,500) .6%
 Merrill Lynch Institutional Tax Exempt Fund ..............................................                  546,500        546,500
                                                                                                                        -----------
 TOTAL INVESTMENTS (COST $88,443,412) 98.9% ...............................................                              91,567,497
 OTHER ASSETS, LESS LIABILITIES 1.1% ......................................................                                 982,859
                                                                                                                        -----------
 TOTAL NET ASSETS 100.0% ..................................................................                             $92,550,356
                                                                                                                        ===========

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

+    Represents defaulted bonds.


The following acronyms are used throughout this portfolio:

AMBAC     - American Municipal Bond Assurance Corp.
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FSA       - Financial Security Assistance
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
ISD       - Independent School District
MBIA      - Municipal Bond Investors Assurance Corp.
MFHR      - Multi-Family Housing Revenue
PSFG      - Permanent School Fund Guarantee
PUD       - Public Utility District
SFMR      - Single Family Mortgage Revenue


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                               LARGE             LARGE
                                                          CAPITALIZATION    CAPITALIZATION     INTERNATIONAL
                                                              GROWTH          GROWTH AND          EQUITY
                                                               FUND           INCOME FUND          FUND
------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                    $ 18,638,843      $ 36,914,553     $ 45,746,723
============================================================================================================
    Value                                                     19,826,976        58,813,984       43,734,712
    Repurchase agreements, at value and cost                     376,000        17,246,000        4,369,000
  Cash                                                             2,731             2,462            6,872
  Receivables:
    Investment securities sold                                   175,429                --               --
    Dividends and interest                                         8,711           150,289          182,995
  Unrealized gain on forward exchange contracts (Note 6)              --                --          189,522
------------------------------------------------------------------------------------------------------------
        Total assets                                          20,389,847        76,212,735       48,483,101
------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                               41,054         1,484,599               --
    Capital shares redeemed                                        6,920                --        3,954,212
  Other liabilities                                               58,984            93,833          123,891
------------------------------------------------------------------------------------------------------------
        Total liabilities                                        106,958         1,578,432        4,078,103
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Net assets consist of:
  Undistributed net investment income                       $         --      $    160,988     $    246,798
  Net unrealized appreciation (depreciation)                   1,188,133        21,899,431       (1,829,460)
  Accumulated net realized gain (loss)                        (5,415,875)        3,664,934      (16,475,799)
  Capital shares                                              24,510,631        48,908,950       62,463,459
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Shares Outstanding                                             2,931,033        10,351,354        4,411,733
============================================================================================================
Net asset value and maximum offering price per share        $       6.92      $       7.21     $      10.07
============================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                                               EUROPEAN
                                                              SMALL             SMALLER                             MUNICIPAL
                                                         CAPITALIZATION        COMPANIES            BOND              BOND
                                                           EQUITY FUND           FUND               FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                 $  82,224,231     $  14,602,654      $ 153,887,085      $  88,443,412
==============================================================================================================================
    Value                                                   88,648,719        13,624,218        153,369,436         91,567,497
    Repurchase agreements, at value and cost                10,005,000           389,000                 --                 --
  Cash                                                              --             2,682                 --                 --
  Cash denominated in foreign currencies
   (identified cost $870,280)                                       --           877,398                 --                 --
  Receivables:
    Investment securities sold                                      --            43,265          1,422,222                 --
    Capital shares sold                                        521,450                --          1,402,902             35,916
    Dividends and interest                                      27,745             6,262          1,316,652          1,381,887
------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          99,202,914        14,942,825        157,511,212         92,985,300
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                          1,407,574            76,913         30,056,815                 --
    Capital shares redeemed                                         --           309,553                 --                 --
  Distributions to shareholders                                     --                --            496,660            278,871
  Funds advanced by custodian                                    6,758                --            608,544             50,952
  Other liabilities                                            128,335            61,531            123,157            105,121
------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      1,542,667           447,997         31,285,176            434,944
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
  Undistributed net investment income                    $          --     $          --      $         (12)     $          --
  Net unrealized appreciation (depreciation)                 6,424,488          (971,365)          (517,649)         3,124,085
  Accumulated net realized gain (loss)                       8,138,318        (4,895,938)           165,910            (53,872)
  Capital shares                                            83,097,441        20,362,131        126,577,787         89,480,143
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
==============================================================================================================================
Shares outstanding                                           5,218,521         2,104,475         12,978,731          9,228,725
==============================================================================================================================
Net asset value and maximum offering price per share     $       18.71     $        6.89      $        9.72      $       10.03
==============================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                          LARGE            LARGE
                                                                     CAPITALIZATION   CAPITALIZATION     INTERNATIONAL
                                                                         GROWTH         GROWTH AND          EQUITY
                                                                          FUND          INCOME FUND          FUND
----------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                         $    117,399      $  1,094,102      $    874,545
  Interest                                                                94,748           191,404           147,480
----------------------------------------------------------------------------------------------------------------------
      Total investment income                                            212,147         1,285,506         1,022,025
----------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                               200,558           586,160           694,744
  Administrative fees (Note 3)                                           120,455           150,213           140,290
  Transfer agent fees (Note 3)                                            19,952            17,861            20,766
  Custodian fees (Note 3)                                                 20,187            26,323            97,134
  Reports to shareholders                                                 11,890            10,393            14,825
  Registration and filing fees                                            14,836            14,338            22,327
  Professional fees                                                       44,316            33,362            46,775
  Directors' fees and expenses                                             5,390            10,623            14,723
  Other                                                                    3,950             4,270             7,388
----------------------------------------------------------------------------------------------------------------------
      Total expenses                                                     441,534           853,543         1,058,972
      Expenses waived/paid by affiliate (Note 3)                        (152,731)          (47,127)         (225,294)
----------------------------------------------------------------------------------------------------------------------
             Net expenses                                                288,803           806,416           833,678
----------------------------------------------------------------------------------------------------------------------
                Net investment income (loss)                             (76,656)          479,090           188,347
----------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments                           (5,415,875)        3,669,338       (11,340,676)
  Net unrealized depreciation on investments and translation of
   assets and liabilities denominated in foreign currencies           (4,220,512)      (12,256,112)       (7,514,174)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss                                      (9,636,387)       (8,586,774)      (18,854,850)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                $ (9,713,043)     $ (8,107,684)     $(18,666,503)
======================================================================================================================


(a) Net of foreign taxes withheld of $22,303 and $147,527 for Large Capitalization Growth and Income Fund and International Equity Fund, respectively.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                                     EUROPEAN
                                                                     SMALL            SMALLER                            MUNICIPAL
                                                                CAPITALIZATION       COMPANIES           BOND              BOND
                                                                  EQUITY FUND         FUND(b)            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                      $    246,092      $     85,276      $    180,863      $         --
  Interest                                                            379,903            41,321         7,899,098         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
      Total investment income                                         625,995           126,597         8,079,961         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                          1,002,337           138,137           640,964           437,600
  Administrative fees (Note 3)                                        181,612           108,001           223,164           172,502
  Transfer agent fees (Note 3)                                         19,336            14,242            19,768            18,915
  Custodian fees (Note 3)                                              22,956            24,145            31,000            24,189
  Reports to shareholders                                              13,770            12,070             9,551            12,290
  Registration and filing fees                                         15,608            24,943            20,636            17,999
  Professional fees                                                    50,511            33,212            57,376            49,066
  Directors' fees and expenses                                         14,273             1,995            15,000            10,643
  Other                                                                 6,726             4,513             5,023             4,640
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                1,327,129           361,258         1,022,482           747,844
      Expenses waived/paid by affiliate (Note 3)                      (26,673)         (195,494)          (65,261)          (47,641)
------------------------------------------------------------------------------------------------------------------------------------
        Net expenses                                                1,300,456           165,764           957,221           700,203
------------------------------------------------------------------------------------------------------------------------------------
          Net investment income (loss)                               (674,461)          (39,167)        7,122,740         3,304,751
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) on investments                           9,443,635        (4,901,000)        3,851,183         1,053,241
  Net change in unrealized appreciation (depreciation)
    of investments and translation of assets and liabilities
    denominated in foreign currencies                             (20,142,468)         (971,365)       (1,093,032)        2,167,732
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (10,698,833)       (5,872,365)        2,758,151         3,220,973
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                $(11,373,294)     $ (5,911,532)     $  9,880,891      $  6,525,724
====================================================================================================================================



(a)  Net of foreign taxes withheld of $12,444 for European Smaller Companies
     Fund.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000



                                                                 LARGE CAPITALIZATION                    LARGE CAPITALIZATION
                                                                      GROWTH FUND                       GROWTH AND INCOME FUND
                                                           -------------------------------------------------------------------------
                                                               2001                2000                2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                               $    (76,656)       $   (203,528)       $    479,090        $    269,953
Net realized gain (loss) from investments                    (5,415,875)            911,048           3,669,338          14,551,020
Net unrealized depreciation on investments and
  translation of assets and liabilities denominated
  in foreign currencies                                      (4,220,512)         (4,685,240)        (12,256,112)        (16,633,318)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations         (9,713,043)         (3,977,720)         (8,107,684)         (1,812,345)
Distributions to shareholders from:
Net investment income                                                --                  --            (410,214)           (285,871)
Net realized gains                                             (911,484)         (1,878,125)        (14,555,352)        (13,513,571)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                            (911,484)         (1,878,125)        (14,965,566)        (13,799,442)
Capital share transactions (Note 2)                          (2,365,148)          7,890,606          10,655,109           2,776,895
Net increase (decrease) in net assets                       (12,989,675)          2,034,761         (12,418,141)        (12,834,892)
Net assets
Beginning of year                                            33,272,564          31,237,803          87,052,444          99,887,336
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                $ 20,282,889        $ 33,272,564        $ 74,634,303        $ 87,052,444
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                                $         --        $         --        $    160,988        $     92,112
====================================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000





                                                                                                        SMALL CAPITALIZATION
                                                            INTERNATIONAL EQUITY FUND                        EQUITY FUND
                                                       -----------------------------------------------------------------------------
                                                            2001                 2000                 2001                 2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                           $     188,347        $    (183,558)       $    (674,461)       $    (776,036)
Net realized gain (loss) from investments                (11,340,676)          (4,670,423)           9,443,635               23,051
Net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies           (7,514,174)         (16,478,165)         (20,142,468)           3,176,614
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        (18,666,503)         (21,332,146)         (11,373,294)           2,423,629
Distributions to shareholders from:
Net investment income                                       (186,061)                  --                   --                   --
Net realized gains                                                --           (3,806,991)                  --           (6,793,844)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         (186,061)          (3,806,991)                  --           (6,793,844)
Capital share transactions (Note 2)                      (29,343,276)          41,751,107             (351,859)          41,003,671
Net increase (decrease) in net assets                    (48,195,840)          16,611,970          (11,725,153)          36,633,456
Net assets
Beginning of year                                         92,600,838           75,988,868          109,385,400           72,751,944
------------------------------------------------------------------------------------------------------------------------------------
End of year                                            $  44,404,998        $  92,600,838        $  97,660,247        $ 109,385,400
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                            $     246,798        $    (238,888)       $          --        $          --
====================================================================================================================================

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000


                                         EUROPEAN SMALLER
                                          COMPANIES FUND                 BOND FUND                        MUNICIPAL BOND FUND
                                       ---------------------------------------------------------------------------------------------
                                           PERIOD ENDED
                                       NOVEMBER 30, 2001(a)       2001               2000               2001               2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)              $     (39,167)     $   7,122,740      $   7,295,441      $   3,304,751      $   3,049,841
Net realized gain (loss) from
  investments                                (4,901,000)         3,851,183         (1,864,638)         1,053,241           (553,240)
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies                           (971,365)        (1,093,032)         2,549,200          2,167,732          1,138,912
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting from
      operations                             (5,911,532)         9,880,891          7,980,003          6,525,724          3,635,513
Distributions to shareholders from:
Net investment income                                --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
Capital share transactions (Note 2)          20,406,360          8,071,346          7,783,000         15,560,987          2,485,449
    Net increase in net assets               14,494,828         10,849,807          8,429,041         18,781,960          3,070,054
Net assets
Beginning of year                                    --        115,316,698        106,887,657         73,768,396         70,698,342
------------------------------------------------------------------------------------------------------------------------------------
End of year                               $  14,494,828      $ 126,166,505      $ 115,316,698      $  92,550,356      $  73,768,396
====================================================================================================================================
Undistributed net investment
  income included in net assets:
End of year                               $          --      $         (12)     $     (20,322)     $          --      $          --
====================================================================================================================================


(a) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $    10.10             $    11.79             $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment loss ...........................................            (.02)(c)               (.06)                  (.02)(c)
  Net realized and unrealized gains (losses) ....................           (2.88)                  (.92)                  1.81
                                                                       -------------------------------------------------------------
Total from investment operations ................................           (2.90)                  (.98)                  1.79
                                                                       -------------------------------------------------------------
Less distributions from net realized gains ......................            (.28)                  (.71)                    --
                                                                       -------------------------------------------------------------
Net asset value, end of year ....................................      $     6.92             $    10.10             $    11.79
                                                                       =============================================================


Total return(a) .................................................          (29.50)%                (9.05)%                17.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................      $   20,283             $   33,273             $   31,238
Ratios to average net assets:
  Expenses ......................................................            1.08%                  1.08%                  1.08%(d)
  Expenses, excluding waiver and payments by affiliate ..........            1.65%                  1.33%                  1.56%(d)
  Net investment loss ...........................................            (.29)%                 (.55)%                 (.21)%(d)
Portfolio turnover rate .........................................           71.59%                 69.82%                 61.89%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $     9.63             $    11.39              $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment income ..........................................            .04(c)                 .03                     .04(c)
  Net realized and unrealized gains (losses) .....................           (.81)                  (.22)                   1.38
                                                                       -------------------------------------------------------------
Total from investment operations .................................           (.77)                  (.19)                   1.42
                                                                       -------------------------------------------------------------
Less distributions from:
  Net investment income ..........................................           (.04)                  (.03)                   (.03)
  Net realized losses ............................................          (1.61)                 (1.54)                     --
                                                                       -------------------------------------------------------------
Total distributions ..............................................          (1.65)                 (1.57)                   (.03)
                                                                       -------------------------------------------------------------
Net asset value, end of year .....................................     $     7.21             $     9.63              $    11.39
                                                                       =============================================================

Total return(a) ..................................................          (9.22)%                (1.98)%                 14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $   74,634             $   87,052              $   99,887
Ratios to average net assets:
  Expenses .......................................................           1.03%                   .97%                   1.08%(d)
  Expenses, excluding waiver and payments by affiliate ...........           1.09%                  1.02%                   1.11%(d)
  Net investment income ..........................................            .61%                   .28%                    .37%(d)
Portfolio turnover rate ..........................................          37.59%                  8.74%                  60.59%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                   YEAR ENDED NOVEMBER 30,
                                                              ----------------------------------------------------------------------
                                                                   2001           2000           1999          1998          1997
                                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .......................    $    13.95      $    17.62     $    13.85    $    12.20    $    10.99
                                                              ----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) ...........................           .03(b)         (.03)          (.01)          .04           .02
  Net realized and unrealized gains (losses) .............         (3.88)          (2.78)          3.78          1.73          1.39
                                                              ----------------------------------------------------------------------
Total from investment operations .........................         (3.85)          (2.81)          3.77          1.77          1.41
                                                              ----------------------------------------------------------------------
Less distributions from:
  Net investment income ..................................          (.03)             --             --          (.12)         (.20)
  Net realized gains .....................................            --            (.86)            --            --            --
                                                              ----------------------------------------------------------------------
Total distributions ......................................          (.03)           (.86)            --          (.12)         (.20)
                                                              ----------------------------------------------------------------------
Net asset value, end of year .............................    $    10.07      $    13.95     $    17.62    $    13.85    $    12.20
                                                              ======================================================================

Total return(a) ..........................................        (27.66)%        (17.03)%        27.22%        14.61%        13.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................    $   44,405      $   92,601     $   75,989    $   74,445    $   40,869
Ratios to average net assets:
  Expenses ...............................................          1.20%           1.20%          1.20%         1.39%         1.60%
  Expenses, excluding waiver and payments by affiliate ...          1.52%           1.38%          1.40%         1.49%         1.73%
  Net investment income (loss) ...........................           .27%           (.17)%          .00%          .27%          .13%
Portfolio turnover rate ..................................         80.57%          84.44%         71.91%        67.73%        54.98%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                        ------------------------------------------------------------
                                                                           2001          2000        1999        1998        1997
                                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................        $ 21.00       $  20.81     $ 13.26     $ 14.37     $ 12.08
                                                                        ------------------------------------------------------------
Income from investment operations:
  Net investment loss ..........................................          (.13)(b)       (.15)       (.16)        (.15)(b)    (.09)
  Net realized and unrealized gains (losses) ...................          (2.16)          2.25        7.71        (.61)       2.38
                                                                        ------------------------------------------------------------
Total from investment operations ...............................          (2.29)          2.10        7.55        (.76)       2.29
                                                                        ------------------------------------------------------------
Less distributions from net realized gains .....................             --          (1.91)         --        (.35)         --
                                                                        ------------------------------------------------------------
Net asset value, end of year ...................................        $ 18.71       $  21.00     $ 20.81     $ 13.26     $ 14.37
                                                                        ============================================================

Total return(a) ................................................         (10.90)%        10.22%      56.94%      (5.34)%     18.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $97,660       $109,385     $72,752     $46,233     $40,505
Ratios to average net assets:
  Expenses .....................................................           1.30%          1.27%       1.44%       1.50%       1.50%
  Expenses, excluding waiver and payments by affiliate .........           1.32%          1.29%       1.44%       1.51%       1.74%
  Net investment loss ..........................................           (.67)%         (.68)%      (.95)%     (1.08)%      (.89)%
Portfolio turnover rate ........................................         111.67%         90.01%     130.23%     157.96%     110.87%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS


                                                               PERIOD ENDED
                                                            NOVEMBER 30, 2001(b)
                                                            --------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of year ......................      $    10.00
                                                               ----------
Income from investment operations:
  Net investment loss ...................................            (.02)(c)
  Net realized and unrealized losses ....................           (3.09)
                                                               ----------
Total from investment operations ........................           (3.11)
                                                               ----------
Net asset value, end of period ..........................      $     6.89
                                                               ==========

Total return(a) .........................................          (31.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $   14,495
Ratios to average net assets:
  Expenses ..............................................            1.20%(d)
  Expenses, excluding waiver and payments by affiliate ..            2.62%(d)
  Net investment loss ...................................            (.28)%(d)
Portfolio turnover rate .................................           82.43%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
FINANCIAL HIGHLIGHTS


                                                                                                  YEAR ENDED NOVEMBER 30,
                                                                                          ------------------------------------------
                                                                                            2001            2000          1999(b)
                                                                                          ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .....................................                  $   9.49        $   9.44      $  10.00
                                                                                          ------------------------------------------
Income from investment operations:
  Net investment income ................................................                       .54(c)          .63           .61(c)
  Net realized and unrealized gains (losses) ...........................                       .24             .05          (.58)
                                                                                          ------------------------------------------
Total from investment operations .......................................                       .78             .68           .03
                                                                                          ------------------------------------------
Less distributions from net investment income ..........................                      (.55)           (.63)         (.59)
                                                                                          ------------------------------------------
Net asset value, end of year ...........................................                  $   9.72        $   9.49      $   9.44
                                                                                          ==========================================

Total return(a) ........................................................                      8.25%           7.53%          .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................                  $126,226        $115,317      $106,888
Ratios to average net assets:
  Expenses .............................................................                       .75%            .74%          .85%(d)
  Expenses, excluding waiver and payments by affiliate                                         .80%            .79%          .88%(d)
  Net investment income ................................................                      5.56%           6.72%         6.45%(d)
Portfolio turnover rate ................................................                    419.58%         211.13%       175.28%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

                                                                                              YEAR ENDED NOVEMBER 30,
                                                                                 --------------------------------------------------
                                                                                    2001               2000              1999(b)
                                                                                 --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .........................................     $     9.64         $     9.56       $    10.00
                                                                                 --------------------------------------------------
Income from investment operations:
  Net investment income ....................................................            .38(c)             .41              .38(c)
  Net realized and unrealized gains (losses) ...............................            .39                .08             (.44)
                                                                                 --------------------------------------------------
Total from investment operations ...........................................            .77                .49             (.06)
                                                                                 --------------------------------------------------
Less distributions from net investment income ..............................           (.38)              (.41)            (.38)
                                                                                 --------------------------------------------------
Net asset value, end of year ...............................................     $    10.03         $     9.64       $     9.56
                                                                                 ==================================================
Total return(a) ............................................................           8.06%              5.21%            (.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................     $   92,550         $   73,768       $   70,698
Ratios to average net assets:
  Expenses .................................................................            .80%               .79%             .80%(d)
  Expenses, excluding waiver and payments by affiliate .....................            .85%               .84%             .91%(d)
  Net investment income ....................................................           3.78%              4.25%            4.00%(d)
Portfolio turnover rate ....................................................          58.96%            123.21%           61.29%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FTI Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company consisting of seven diversified portfolios (individually referred to as the Fund, or collectively as the Funds) which are presented herein:

GROWTH                                         GROWTH AND INCOME                                      INCOME
---------------------------------------------------------------------------------------------------------------
Large Capitalization Growth Fund               Large Capitalization Growth and Income Fund            Bond Fund

International Equity Fund                      Municipal Bond Fund

Small Capitalization Fund

European Smaller Companies Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

FIDUCIARY TRUST INTERNATIONAL

c. FOREIGN CURRENCY CONTRACTS (CONT.)

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At November 30, 2001, all outstanding repurchase agreements held by the Funds had been entered into on that date.

e. INCOME TAXES

No provision has been made for income taxes because the Funds' policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of their taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of average net assets of each fund to the combined average net assets. Other expenses are charged to each fund on a specific identification basis.

g. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

FIDUCIARY TRUST INTERNATIONAL

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2001, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                                           LARGE CAPITALIZATION GROWTH FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               322,716       $   2,747,464             785,274       $   9,613,216
Shares issued on reinvestment of distributions             95,541             910,509               1,498              17,175
Shares redeemed                                          (781,842)         (6,023,121)           (142,596)         (1,739,785)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                  (363,585)      $  (2,365,148)            644,176       $   7,890,606
=============================================================================================================================

                                                                      LARGE CAPITALIZATION GROWTH AND INCOME FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               440,266       $   3,355,903           1,280,204       $  12,889,271
Shares issued on reinvestment of distributions          1,825,051          14,289,554               5,101              50,297
Shares redeemed                                          (957,102)         (6,990,348)         (1,015,091)        (10,162,673)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,308,215       $  10,655,109             270,214       $   2,776,895
=============================================================================================================================

                                                                               INTERNATIONAL EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                            29,576,524       $ 340,815,549          15,089,857       $ 259,041,015
Shares issued on reinvestment of distributions              2,451              34,024              32,315             581,995
Shares redeemed                                       (31,804,208)       (370,192,849)        (12,798,357)       (217,871,903)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (2,225,233)      $ (29,343,276)          2,323,815       $  41,751,107
=============================================================================================================================

                                                                           SMALL CAPITALIZATION EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             1,835,795       $  35,593,900           4,261,103       $ 102,828,570
Shares issued on reinvestment of distributions                 --                  --              69,300           1,434,503
Shares redeemed                                        (1,825,443)        (35,945,759)         (2,618,791)        (63,259,402)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                    10,352       $    (351,859)          1,711,612       $  41,003,671
=============================================================================================================================

FIDUCIARY TRUST INTERNATIONAL

                                                 EUROPEAN SMALLER COMPANIES FUND
                                                 -------------------------------
                                                   PERIOD ENDED NOVEMBER 30,
                                                 -------------------------------
                                                            2001*
                                                 -------------------------------
                                                  SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                      2,408,972         $ 22,717,533
Shares redeemed                                   (304,497)          (2,311,173)
--------------------------------------------------------------------------------
Net increase                                     2,104,475         $ 20,406,360
================================================================================

* For the period January 2, 2001 (commencement of operations) to November 30, 2001.

                                                                                      BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             8,473,651       $  83,591,267           2,253,862       $  21,075,016
Shares issued on reinvestment of distributions              2,639              26,037               9,765              91,114
Shares redeemed                                        (7,649,817)        (75,545,958)         (1,437,149)        (13,383,130)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                              826,473       $   8,071,346             826,478       $   7,783,000
==============================================================================================================================

                                                                                 MUNICIPAL BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             2,516,202       $  24,939,599           1,671,615       $  15,962,705
Shares issued on reinvestment of distributions                445               4,474                 425               4,093
Shares redeemed                                          (941,496)         (9,383,086)         (1,413,333)        (13,481,349)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,575,151       $  15,560,987             258,707       $   2,485,449
==============================================================================================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Fiduciary International, Inc. (Advisers), Federated Administrative Services (FAS), Edgewood Services, Inc. (Distributors), Federated Services Company (FServ), and Fiduciary Trust Company International, the Funds' investment manager, administrator, principal underwriter, transfer agent and portfolio accounting provider, custodian, respectively.

FIDUCIARY TRUST INTERNATIONAL

All funds pay an investment management fee to Advisers based on the average net assets of the funds as follows:


                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
Large Capitalization Growth Fund                                        0.75%
Large Capitalization Growth and Income Fund                             0.75%
International Equity Fund                                               1.00%
Small Capitalization Equity Fund                                        1.00%

                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
European Smaller Companies Fund                                         1.00%
Bond Fund                                                               0.50%
Municipal Bond Fund                                                     0.50%

The Funds pay their allocated share of administrative fees to Federated Administrative Services (FAS), with fees ranging from 0.150% to 0.075% based on the Fund's average daily net assets, subject to a minimum fee of $75,000 per Fund.

The Funds reimburse Distributors up to 0.25% of average daily net assets, for costs incurred in marketing the Fund's shares. For the year ended November 30, 2001, the Funds did not incur a distribution services fee.

Advisers, FAS, and Distributors may voluntarily choose to waive any portion of their fees. Each can modify or terminate this voluntary waiver at any time at its sole discretion.

FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Effective January 2, 2002, Franklin Templeton Services, LLC, Franklin/Templeton Investor Services, LLC and Franklin/Templeton Distributors, Inc. will become the administrative manager, transfer agent and principal underwriter, respectively.


4. INCOME TAX

At November 30, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               LARGE                           EUROPEAN
                                           CAPITALIZATION   INTERNATIONAL       SMALLER         MUNICIPAL
                                            GROWTH FUND      EQUITY FUND     COMPANIES FUND     BOND FUND
----------------------------------------------------------------------------------------------------------
Capital loss carryforward expiring in:
    2008                                    $        --      $ 4,651,723      $        --      $    53,872
    2009                                      5,208,647       11,824,074        4,883,861               --
----------------------------------------------------------------------------------------------------------
                                            $ 5,208,647      $16,475,797      $ 4,883,861      $    53,872
==========================================================================================================

FIDUCIARY TRUST INTERNATIONAL

At November 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                       LARGE
                                                    LARGE          CAPITALIZATION                           SMALL
                                                CAPITALIZATION       GROWTH AND       INTERNATIONAL     CAPITALIZATION
                                                 GROWTH FUND        INCOME FUND        EQUITY FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                             $  19,222,071      $  54,160,553      $  50,005,872      $  92,229,231
======================================================================================================================
Unrealized appreciation                         $   3,688,301      $  22,034,059      $   3,489,971      $  11,100,617
Unrealized depreciation                            (2,707,396)          (134,628)        (5,392,131)        (4,676,129)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $     980,905      $  21,899,431      $  (1,902,160)     $   6,424,488
======================================================================================================================

                                                                     EUROPEAN
                                                                      SMALLER                              MUNICIPAL
                                                                   COMPANIES FUND       BOND FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                                                $  15,003,731      $ 153,981,884      $  88,443,412
======================================================================================================================
Unrealized appreciation                                            $     929,830      $   2,365,508      $   3,345,984
Unrealized depreciation                                               (1,920,343)        (2,977,956)          (221,899)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                         $    (990,513)     $    (612,448)     $   3,124,085
======================================================================================================================

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 2001 were as follows:

                                     LARGE
                   LARGE        CAPITALIZATION                         SMALL
              CAPITALIZATION      GROWTH AND       INTERNATIONAL  CAPITALIZATION
                GROWTH FUND       INCOME FUND       EQUITY FUND     EQUITY FUND
--------------------------------------------------------------------------------
Purchases       $18,629,457       $26,737,034       $52,790,783    $111,091,677
Sales           $17,428,626       $44,103,333       $84,707,281    $100,743,270

                               EUROPEAN SMALLER                       MUNICIPAL
                                COMPANIES FUND       BOND FUND        BOND FUND
--------------------------------------------------------------------------------
Purchases                         $30,808,424      $543,260,150      $65,731,322
Sales                             $11,456,831      $533,283,520      $49,705,837

FIDUCIARY TRUST INTERNATIONAL

6. FORWARD CURRENCY CONTRACTS

At November 30, 2001, the Funds had an outstanding forward exchange contract as set out below. The contract is reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                 INTERNATIONAL EQUITY FUND
                                   --------------------------------------------------------
                                   IN EXCHANGE FOR    SETTLEMENT DATE   NET UNREALIZED GAIN
                                   --------------------------------------------------------
CONTRACT TO SELL:
709,250,500    Japanese Yen        U.S. $5,949,090       12/11/01          U.S. $189,522
                                   --------------------------------------------------------

7. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at November 30, 2001 are as follows:

 PRINCIPAL                                                                            ACQUISITION
  AMOUNT      ISSUER                                                                     DATE            VALUE
----------------------------------------------------------------------------------------------------------------
BOND FUND
 $ 580,000    Healthsouth Corp., senior note, 8.50%, 2/01/08                            1/25/01       $  616,250
 1,265,000    Northrop Grumman Corp., 7.75%, 2/15/31                                    2/22/01        1,369,651
----------------------------------------------------------------------------------------------------------------
              TOTAL RESTRICTED SECURITIES (COST $1,832,995) (1.6% OF NET ASSETS)                      $1,985,901
================================================================================================================

8. CONCENTRATION OF CREDIT RISK

International Equity Fund and European Smaller Companies Fund invest in securities of non-U.S. issuers. Although the Funds maintain a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FIDUCIARY TRUST INTERNATIONAL

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. At November 30, 2001, the diversification of industries for International Equity Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Air Freight & Couriers                                                   2.9%
Automobiles                                                              3.4%
Banks                                                                    9.5%
Beverages                                                                1.3%
Biotechnology                                                            1.3%
Chemicals                                                                1.5%
Commercial Services & Supplies                                           2.2%
Communications Equipment                                                 3.0%
Computers & Peripherals                                                  1.1%
Distributors                                                             1.2%
Diversified Financials                                                  13.4%
Electric Utilities                                                       1.0%
Electrical Equipment                                                     1.9%
Electronic Equipment & Instruments                                       2.9%
Energy Equipment & Services                                              2.2%

                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Food & Drug Retailing                                                    5.5%
Hotels Restaurants & Leisure                                             2.4%
Household Durables                                                       4.3%
Insurance                                                                1.0%
Machinery                                                                2.8%
Media                                                                    4.0%
Office Electronics                                                       1.2%
Oil & Gas                                                                6.5%
Personal Products                                                        2.6%
Pharmaceuticals                                                         12.4%
Real Estate                                                              1.5%
Semiconductor Equipment & Products                                       1.7%
Specialty Retail                                                         0.9%
Wireless Telecommunication Services                                      2.9%

At November 30, 2001, the diversification of industries for European Smaller Companies Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Banks                                                                    5.6%
Beverages                                                                2.7%
Biotechnology                                                            1.6%
Building Products                                                        2.2%
Commercial Services & Supplies                                          18.9%
Computers & Peripherals                                                  2.0%
Construction & Engineering                                               2.7%
Diversified Financials                                                   3.8%
Electrical Equipment                                                     2.7%
Electronic Equipment & Instruments                                       4.0%
Food Products                                                            2.3%
Health Care Equipment & Supplies                                         9.2%


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Health Care Providers & Services                                         2.4%
Hotels Restaurants & Leisure                                             2.8%
Insurance                                                                1.5%
Leisure Equipment & Products                                             2.9%
Machinery                                                                4.1%
Media                                                                    6.2%
Pharmaceuticals                                                          4.0%
Real Estate                                                              1.0%
Semiconductor Equipment & Products                                       1.1%
Software                                                                 3.7%
Specialty Retail                                                         3.7%
Water Utilities                                                          1.9%

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Trustees and Shareholders of
FTI Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FTI Funds (comprising, respectively, the Large Capitalization Growth Fund, Large Capitalization Growth and Income Fund, International Equity Fund, Small Capitalization Equity Fund, European Smaller Companies Fund, Bond Fund and Municipal Bond Fund) (collectively, "the Funds"), as of November 30, 2001, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of November 30, 2001 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising FTI Funds at November 30, 2001, and the results of their operations, the changes in their net assets and financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young, LLP


Boston, Massachusetts
January 9, 2002

                       This Page Intentionally Left Blank.

                       This Page Intentionally Left Blank.



The following are projected (Pro Forma) financial statements that were prepared to indicate the anticipated financial information for Franklin Large Cap Growth Fund following the completion of the reorganization. They consist of a Combined Pro Forma Statement of Investments, Pro Forma Combining Statement of Assets and Liabilities; a Pro Forma Combining Statement of Operations; and notes relating to the combining Statements.


FRANKLIN LARGE CAP GROWTH FUND
PROFORMA COMBINED STATEMENTS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001
(UNAUDITED)




                                                                            CAP
                                                                          FRANKLIN
                       FTT LARGE CAPITALIZATION  FRANKLIN LARGE CAP      GROWTH FUND
                              GROWTH FUND          GROWTH FUND        PROFORMA COMBINED
                           SHARES   VALUE      SHARES     VALUE      SHARES     VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS 93.3%
BROADCASTING .2%
Liberty Media Corp., A      22,000   $257,180                          22,000   $ 257,180
                                    ------------                                -----------

COMMERCIAL SERVICES .6%
a/Sungard Data Systems Inc.                      30,000    756,000     30,000     756,000
                                                          -----------           -----------

COMMUNICATIONS 3.5%
Broadwing Inc.              16,000    148,160                          16,000     148,160
Nextel Communications
Inc., A                     20,000    159,000    85,000    675,750    105,000     834,750
SBC Communications Inc.                          45,000  1,714,950     45,000   1,714,950
Sprint Corp. (FON Group)                         70,000  1,400,000     70,000   1,400,000
Sprint Corp. (PCS Group)    10,000    223,000                          10,000     223,000
                                    ------------         -----------           -----------
                                      530,160            3,790,700              4,320,860
                                    ------------         -----------           -----------

CONSUMER DURABLES .2%
Mattel Inc.                 15,000    283,950                          15,000     283,950
                                    ------------                                -----------

CONSUMER NON-DURABLES 4.4%
Anheuser-Busch Cos. Inc.                         35,000  1,458,100     35,000   1,458,100
Coca-Cola Co.                                    20,000    957,600     20,000     957,600
Estee Lauder Cos. Inc., A                        25,000    806,250     25,000     806,250
Kimberly-Clark Corp.                             15,000    832,650     15,000     832,650
PepsiCo Inc.                7,000     340,970                           7,000     340,970
Philip Morris Cos. Inc.     3,000     140,400    20,000    936,000     23,000   1,076,400
                                    ------------          -----------           -----------
                                      481,370            4,990,600              5,471,970
                                    ------------          -----------           -----------

CONSUMER SERVICES 9.2%
a/AOL Time Warner Inc.     15,000     468,150    54,000  1,685,340     69,000   2,153,490
a/Clear Channel             8,000     304,960    35,000  1,334,200     43,000   1,639,160
 Communications Inc.
a/Comcast Corp., A          9,000     322,560    40,000  1,433,600     49,000   1,756,160
a/eBay Inc.                                      16,000    839,680     16,000     839,680
a/Fox Entertainment Group                        35,500    781,355     35,500     781,355
Inc., A
McDonald's Corp.                                 10,000    260,700     10,000     260,700
a/Univision Communications                       66,000  1,650,000     66,000   1,650,000
 Inc., A
a/Viacom Inc., B            5,000     182,550    33,000  1,204,830     38,000   1,387,380
The Walt Disney Co.                              50,000    929,500     50,000     929,500
                                    ------------        -------------           -----------
                                    1,278,220           10,119,205             11,397,425
                                    ------------        -------------           -----------

DISTRIBUTION SERVICES 2.6%
a/AmeriSourceBergen Corp.                        30,000  1,906,800     30,000   1,906,800
a/Andrx Group                                     6,000    389,580      6,000     389,580
Cardinal Health Inc.        6,000     402,660                           6,000     402,660
McKesson Corp.                                   10,000    369,900     10,000     369,900
SYSCO Corp.                 7,000     168,770                           7,000     168,770
                                    ------------          -----------           -----------
                                      571,430            2,666,280              3,237,710
                                    ------------          -----------           -----------

ELECTRONIC TECHNOLOGY
18.5%
Adobe Systems Inc.                               15,000    396,000     15,000     396,000
a/Agere Systems Inc., A                          80,000    368,000     80,000     368,000
a/Agilent Technologies Inc.13,000     289,510    35,000    779,450     48,000   1,068,960
a/Applied Materials Inc.                         20,000    682,200     20,000     682,200
Boeing Co.                                        9,000    293,400      9,000     293,400
a/Celestica Inc. (Canada)                        30,000  1,029,600     30,000   1,029,600
a/CIENA Corp.                                    11,000    178,860     11,000     178,860
a/Cisco Systems Inc.       30,000     507,600    63,100  1,067,652     93,100   1,575,252
Compaq Computer Corp.                           110,000    962,500    110,000     962,500
a/Comverse Technology Inc.                       12,100    227,601     12,100     227,601
EMC Corp.                  15,000     184,800                          15,000     184,800
Gemstar TV Guide           10,000     202,700                          10,000     202,700
International Inc.
General Dynamics Corp.                           13,000  1,060,800     13,000   1,060,800
Intel Corp.                12,000     293,040    79,400  1,938,948     91,400   2,231,988
International Business      4,000     432,280    15,000  1,621,050     19,000   2,053,330
Machines Corp.
a/Jabil Circuit Inc.                             51,000  1,081,200     51,000   1,081,200
a/KLA-Tencor Corp.                               15,000    612,900     15,000     612,900
Lockheed Martin Corp.                            11,900    580,363     11,900     580,363
a/Micron Technology Inc.                         44,000  1,001,440     44,000   1,001,440
Nokia Corp., ADR (Finland) 15,000     307,650    60,000  1,230,600     75,000   1,538,250
a/Novellus Systems Inc.                          35,900  1,185,777     35,900   1,185,777
a/PMC-Sierra Inc. (Canada)                       21,600    350,568     21,600     350,568
a/QUALCOMM Inc.                                   9,000    442,080      9,000     442,080
Raytheon Co.                8,000     258,000     7,200    232,200     15,200     490,200
Solectron Corp.            19,000     233,700                          19,000     233,700
a/Sun Microsystems Inc.                          80,000    812,000     80,000     812,000
Taiwan Semiconductor                            100,000  1,291,000    100,000   1,291,000
Manufacturing Co. Ltd.,
 ADR (Taiwan)
a/Xilinx Inc.                                    30,000    912,600     30,000     912,600
                                    ----------          -----------            -----------
                                    2,709,280           20,338,789             23,048,069
                                    ----------          -----------            -----------

ENERGY MINERALS 1.2%
Devon Energy Corp.                               19,900    762,170     19,900     762,170
Petroleo Brasileiro
SA, ADR, pfd. (Brazil)                           40,000    768,000     40,000     768,000
                                                         ----------            -----------
                                                         1,530,170              1,530,170
                                                         ----------            -----------

FINANCE 10.7%
AFLAC Inc.                                       35,000    856,100     35,000     856,100
American Express Co.        8,500     250,155                           8,500     250,155
American International
 Group Inc.                 6,000     471,600                           6,000     471,600
Bank of New York Co. Inc.   8,000     272,080    19,900    676,799     27,900     948,879
Charles Schwab Corp.                            103,000  1,326,640    103,000   1,326,640
Citigroup Inc.              9,000     409,680    45,000  2,048,400     54,000   2,458,080
Fifth Third Bancorp                              30,000  1,692,600     30,000   1,692,600
Goldman Sachs Group Inc.                         22,000  1,719,520     22,000   1,719,520
Hartford Financial
Services Group Inc.                              17,200    928,800     17,200     928,800
Lehman Brothers Holdings
 Inc.                                            20,000  1,249,200     20,000   1,249,200
Marsh & McLennan Cos. Inc.  4,000     387,000                           4,000     387,000
a/Principal Financial Group                       4,600    103,500      4,600     103,500
St. Paul Cos. Inc.          7,000     321,300                           7,000     321,300
Wells Fargo & Co.                                15,000    592,500     15,000     592,500
                                    ----------          -----------            ------------
                                    2,111,815           11,194,059             13,305,874
                                    ----------          -----------            ------------
a/HEALTH SERVICES 1.8%
Tenet Healthcare Corp.      3,500     201,320    35,000  2,013,200     38,500   2,214,520
                                    ----------          -----------            -----------

HEALTH TECHNOLOGY 16.9%
Allergan Inc.                                    13,000    933,270     13,000     933,270
American Home Products Corp.                     28,000  1,563,240     28,000   1,563,240
a/Amgen Inc.                4,000     227,280    25,800  1,465,956     29,800   1,693,236
Applera Corp-Applied
 Biosystems Group          10,000     291,800                          10,000     291,800
Baxter International Inc.                        20,000    967,400     20,000     967,400
Eli Lilly & Co.             5,000     382,500                           5,000     382,500
a/Genentech Inc.           11,000     574,750    13,800    721,050     24,800   1,295,800
a/Genzyme Corp-General
 Division                   5,800     312,910    17,000    917,150     22,800   1,230,060
a/IDEC Pharmaceuticals Corp.                     15,000    899,700     15,000     899,700
Johnson & Johnson           6,500     376,415                           6,500     376,415
a/MedImmune Inc.                                 15,000    588,600     15,000     588,600
Medtronic Inc.             13,000     523,900    15,000    604,500     28,000   1,128,400
Merck & Co. Inc.            7,000     446,670                           7,000     446,670
Pfizer Inc.                13,000     544,700    53,175  2,228,033     66,175   2,772,733
Pharmacia Corp                                   59,000  2,390,680     59,000   2,390,680
Schering-Plough Corp.       6,000     223,080                           6,000     223,080
a/Serono SA, ADR (Switzerland)                   29,000    555,060     29,000     555,060
a/Shire Pharmaceuticals Group
 PLC, ADR                                        45,000  2,011,500     45,000   2,011,500
(United Kingdom)
UnitedHealth Group Inc.     3,000     197,250                           3,000     197,250
a/Watson Pharmaceuticals Inc.                    23,300  1,110,944     23,300   1,110,944
                                   ----------            -----------          -----------
                                    4,101,255           16,957,083             21,058,338
                                   ----------           -----------           -----------

INDUSTRIAL SERVICES 1.8%
El Paso Corp.               4,000     196,240                           4,000     196,240
Enron Corp.                 9,000     125,100    20,000    278,000     29,000     403,100
Transocean Sedco Forex
 Inc.                      10,000     301,500    43,000  1,296,450     53,000   1,597,950
                                    ----------          -----------           -----------
                                      622,840            1,574,450              2,197,290
                                    ----------          -----------           -----------

NON-ENERGY MINERALS .7%
Weyerhaeuser Co.                                 18,000    898,380     18,000     898,380
                                                        -----------           -----------

PROCESS INDUSTRIES .8%
Dow Chemical Co.                                 30,000    997,500     30,000     997,500
                                                        -----------           -----------

PRODUCER MANUFACTURING 3.7%
General Electric Co.       25,000     910,250    39,000  1,419,990     64,000   2,330,240
Tyco International Ltd.    17,800     874,692    25,000  1,228,500     42,800   2,103,192
United Technologies Corp.   3,000     161,670                           3,000     161,670
                                    ----------          -----------           -----------
                                    1,946,612            2,648,490              4,595,102
                                    ----------          -----------           -----------

RETAIL TRADE 8.0%
Costco Wholesale Corp.      8,000     302,640                           8,000     302,640
a/Federated Department
 Stores Inc.                                     15,000    479,850     15,000     479,850
GAP Inc.                                         36,000    470,520     36,000     470,520
Home Depot Inc.             5,000     191,150    50,000  1,911,500     55,000   2,102,650
a/The Kohl's Corp.                               16,000    889,760     16,000     889,760
Radioshack Corp.                                 20,000    499,800     20,000     499,800
a/Safeway Inc.                                   40,000  1,666,000     40,000   1,666,000
Tiffany & Co.                                    10,000    233,900     10,000     233,900
Walgreen Co.                                     40,000  1,295,200     40,000   1,295,200
Wal-Mart Store              8,000     411,200    30,000  1,542,000     38,000   1,953,200
                                    ---------           -----------           -----------
                                      904,990            8,988,530              9,893,520
                                    ---------           -----------           -----------

a/TECHNOLOGY SERVICES 8.0%
Accenture Ltd., A (Bermuda)                      64,200  1,127,993     64,200   1,127,993
Check Point Software
 Technologies               5,000     147,600    23,000    678,960     28,000     826,560
Ltd. (Israel)
Concord EFS Inc.           16,000     437,920    70,000  1,915,900     86,000   2,353,820
Electronic Data Systems
 Corp.                     10,000     643,700                          10,000     643,700
Microsoft Corp.             7,000     407,050    40,000  2,326,000     47,000   2,733,050
Mercury Interactive Corp.   6,000     142,920                           6,000     142,920
Oracle Corp.               25,000     339,000    55,000    745,800     80,000   1,084,800
PeopleSoft Inc.                                   9,000    267,930      9,000     267,930
VERITAS Software Corp.                           23,000    652,740     23,000     652,740
                                    ----------           -----------          -----------
                                    2,118,190            7,715,323              9,833,513
                                    ----------           -----------          -----------

UTILITIES .5%
a/AES Corp.                                      15,000    207,750      15,000    207,750
Dynegy Inc.                                      12,000    430,800      12,000    430,800
                                                       -----------            -----------
                                                           638,550                638,550
TOTAL COMMON STOCKS             -------------           ------------          -----------
 (COST $132,581,919)               18,118,612           97,817,309            115,935,921
                                -------------           -------------         -----------

SHORT TERM INVESTMENTS 5.7%
b/Franklin Institutional
 Fiduciary Trust Money
 MarketPortfolio
 (Cost $7,098,715)                            7,098,715  7,098,715   7,098,715  7,098,715
                                                        -----------           -----------
TOTAL INVESTMENTS BEFORE
 REPURCHASE AGREEMENT            ------------
 (COST $139,680,634)               18,118,612          104,916,024            123,034,636
                                 ------------          -----------            -----------

                        PRINCIPAL                                    PRINCIPAL
                         AMOUNT                                       AMOUNT
                       ----------                                    ---------
c/REPURCHASE AGREEMENT 1.1%
 JP Morgan Securities Inc.,
 1.55%, 11/01/01,
 (Maturity Value
 $1,377,059)
 (Cost $1,377,000)     $1,377,000   1,377,000                       $1,377,000  1,377,000
                                   -----------                                -----------

 TOTAL INVESTMENTS
 (COST $141,057,634)
 100.1%                            19,495,612          104,916,024            124,411,636
 OTHER ASSETS, LESS
 LIABILITIES (.1%)                    (38,221)            (102,073)              (158,676)
                                  -------------        ------------
 NET ASSETS 100.0%                $19,457,391          $104,813,951        $  124,252,960
                                  =============        ============        ==============



a Non-income producing
b The Franklin Institutional Fiduciary Trust Money Market Portfolio (the "Sweep Money Fund") is managed by Franklin Advisers Inc.
c At October 31, 2001, all repurchase agreements had been entered into on that date.



      See accompanying notes to pro forma combining financial statements.



FRANKLIN LARGE CAP GROWTH FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF
ASSETS AND LIABILITIES
OCTOBER 31, 2001
(UNAUDITED)

                                                                                      FRANKLIN
                                           FTI                                       LARGE CAP
                                          LARGE        FRANKLIN                     GROWTH FUND
                                      CAPITALIZATION   LARGE CAP        PROFORMA     PRO FORMA
                                       GROWTH  FUND   GROWTH FUND      ADJUSTMENT     COMBINED
                                      --------------  ------------    ------------- --------------
Assets:
Investments in securities:
Cost                                  $   20,654,287 $ 120,403,347                  $  141,057,634
                                      --------------- -------------   -----------    -------------
Value                                     19,495,612   104,916,024                     124,411,636

Cash                                        (12,130)        -                              (12,130)
Receivables:
Investment securities sold                  -            1,771,694                       1,771,694
Capital shares sold                         -              119,218                         119,218
Dividends and interest
                                              5,982         34,308                          40,290
                                        -----------       ---------   -----------     -------------
Total assets                            19,489,464     106,841,244                     126,330,708
                                        -----------    ------------   -----------     -------------

Liabilities:
Payables:
Investment securities purchased             -            1,766,041                       1,766,041
Capital shares redeemed                     -               75,445                          75,445
Affiliates                                  24,177         162,181                         186,358
Shareholders                                -
                                                            20,464                          20,464
Other liabilities                            7,896           3,162         18,382           29,440
                                        -----------   --------------  -----------     -------------
Total liabilities                           32,073       2,027,293         18,382        2,077,748
                                        -----------   ------------    -----------     -------------
Net assets, at value                   $ 19,457,391   $ 104,813,95        $18,382     $124,252,960
                                        ===========   ============    ===========     ============

Net assets consist of:
Undistributed net investment income    $    (69,613)  $    141,884   $   (18,382)         $ 53,889
Net unrealized depreciation              (1,158,675)   (15,487,323)                    (16,645,998)
Accumulated net realized loss            (4,899,796)   (48,925,446)                    (53,825,242)
Capital shares                           25,585,475    169,084,836                     194,670,311
                                         -----------  ------------   ------------     -------------
Net assets, at value                    $19,457,391  $ 104,813,951   $   (18,382)     $124,252,960
                                        ===========  =============   ============     ============

CLASS A:
Net assets, at value
                                                    $   48,820,254    $   (4,282)     $ 48,815,972
                                                    ==============                    ============

Shares outstanding
                                                         5,564,765                       5,564,765
                                                    ==============                     ===========
Net asset value per share  *                         $        8.77                            8.77
                                                    ==============                     ===========
Maximum offering price per share (net asset value
per share / 94.25%)                                  $        9.31                      $     9.31
                                                    ==============                     ===========
CLASS B:
Net assets, at value                                 $   6,313,591    $     (554)     $  6,313,037
                                                     =============                    ============
Shares outstanding
                                                           730,531                         730,531
                                                     =============                    ============
Net asset value per share and maximum offering
price per share *                                    $        8.64                    $       8.64
                                                     =============                    ============
CLASS C:
Net assets, at value                                 $  40,254,763     $  (3,529)     $ 40,251,234
                                                     =============                   =============
Shares outstanding                                       4,656,108                       4,656,108
                                                     =============                   =============
Net asset value per share *                          $        8.65                    $       8.64
                                                     =============                   =============
Maximum offering price per share (net asset value
per share / 99%)                                      $       8.74                    $       8.73
                                                     =============                   =============
ADVISOR CLASS:
Net assets, at value                    $19,457,391   $  9,425,343     $ (10,017)     $ 28,872,717
                                        ===========   ============                   =============
Shares outstanding
                                          3,073,175      1,067,492     2,202,514         3,270,006
                                        ============  ============                   =============
Net asset value and maximum offering$
price per share                         $      6.33     $     8.83                    $       8.83
                                        ============  ============                   =============


*Redemption price per share is equal to net asset value less any applicable sales charge.
**Other liabilities were adjusted to reflect $9,191 and $9,191 in merger related liabilities for the acquiring and target funds, respectively.


      See accompanying notes to pro forma combining financial statements.




FRANKLIN LARGE CAP GROWTH FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF
OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001
(UNAUDITED)


                                                                                  FRANKLIN
                                             FTI                                  LARGE CAP
                                            LARGE       FRANKLIN                 GROWTH FUND
                                       CAPITALIZATION   LARGE CAP    PRO FORMA    PRO FORMA
                                         GROWTH FUND   GROWTH FUND  ADJUSTMENTS   COMBINED
                                        -------------  -----------  ------------ ----------
Investment income:
Dividends                                $ 118,229      $1,945,578               $2,063,807
Interest                                   107,616            -                     107,616
                                        -------------  -----------  ------------ ----------
Total investment income                    225,845       1,945,578          -     2,171,423
                                        -------------  -----------  ------------ ----------
Expenses:
Management fees                            210,918         649,569   (70,306)/a     790,181
Administrative fees                        116,187         275,104   (59,942)/b     331,349
Distribution fees:
Class A                                       -            211,611                  211,611
Class B                                       -             76,435                   76,435
Class C                                       -            513,567                  513,567
Transfer agent fees                         16,947         279,812   (15,947)/c     280,812
Custodian fees                              17,700           1,769   (17,300)/d       2,169
Reports to shareholders                     11,118          12,923                   24,041
Registration and filing fees                14,590         103,745                  118,335
Professional fees                           40,119          22,195                   62,314
Trustees' fees and expenses                  4,391           1,330                    5,721
Other                                        3,252           1,181                    4,433
                                         ----------      ----------  ---------   ----------
Total expenses                             435,222       2,149,241  (163,495)     2,420,968
Expenses waived/paid by affiliate         (131,502)        (49,122)  180,624/e         -
                                        -----------      ----------- ---------   ----------
Net expenses                               303,720       2,100,119    17,129      2,420,968
                                        -----------      ----------- ---------   ----------
Net investment income (loss)               (77,875)       (154,541)  (17,129)      (249,545)
                                        -----------      ----------- ---------   ----------
Realized and unrealized gains (losses):
Net realized loss from:
Investments                             (5,308,600)    (45,897,163)             (51,205,763)
Foreign currency transactions
                                             -              (3,546)                  (3,546)
                                        -----------    -------------  --------  ------------
Net realized loss                       (5,308,600)    (45,900,709)      -      (51,209,309)
Net unrealized depreciation             (7,812,546)     37,142,361)      -      (44,954,907)
                                        -----------    -------------  --------  ------------
Net realized and unrealized loss       (13,121,146)    (83,043,070)      -      (96,164,216)
                                        -----------    -------------  --------  ------------
Net decrease in net assets resulting
from operations                       $(13,199,021    $(83,197,611) $(17,129)  $(96,413,761)
                                      ============    ============= =========  ============

a - Pro Forma adjustment for difference in Management fee schedule.
b - Pro Forma adjustment for difference in Administrative fee schedule.
c - Pro Forma adjustment for difference in transfer agency fees.
d - Pro Forma adjustment for difference in custodial fee rates.
e - Pro Forma adjustment for removal of Franklin Large Cap Growth Fund expense limitation due to its removal on September 1, 2001.

         See accompanying notes to pro forma combining financial statements.



NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1.    BASIS OF COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the FTI Large Capitalization Growth Fund Fund, and the Franklin Large Cap Growth Fund, the Franklin Large Cap Growth Fund will acquire all the net assets of FTI Large Capitalization Growth Fund in exchange for the Advisor Class shares of Franklin Large Cap Growth Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of the FTI Large Capitalization Growth Fund and the Franklin Large Cap Growth Fund at October 31, 2001 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the FTI Large Capitalization Growth Fund and Franklin Large Cap Growth Fund for the period November 1, 2000 to October 31, 2001 as though the merger occurred on November 1, 2000. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The Franklin Large Cap Growth Fund does not intend to dispose of the securities of the FTI Large Capitalization Growth Fund as a result of the merger. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2.    CAPITAL SHARES:

The number of Advisor Class shares issued was calculated by dividing the net assets of the FTI Large Capitalization Growth Fund at October 31, 2001 by the Advisor Class net asset value per share of the Franklin Large Cap Growth Fund at October 31, 2001.